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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

*	Funds included are: Invesco Core Bond Fund, Invesco Dynamics Fund, Invesco Global Real Estate Fund, Invesco High Yield Fund, Invesco Income Fund, Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Municipal Bond Fund, Invesco Real Estate Fund, Invesco Short Term Bond Fund, Invesco U.S. Government Fund and Invesco Van Kampen Corporate Bond Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Core Bond Fund

Nasdaq:
A: TBRAX ▪ B: TBRDX ▪ C: TBRCX ▪ R: TBRRX ▪ Y: TBRYX ▪ Institutional: TBRIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
16	Financial Statements
19	Notes to Financial Statements
27	Financial Highlights
28	Auditor's Report
29	Fund Expenses
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Core Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
     As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3	Invesco Core Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Class A shares of Invesco Core Bond Fund, at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Barclays Capital U.S. Aggregate Index. The Fund’s outperformance relative to the index was mainly due to its overweight position in corporate bonds in the financials sector and security selection within both investment grade corporate bonds and mortgage-backed securities (MBS).
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.79%

Class B Shares	5.12

Class C Shares	5.01

Class R Shares	5.65

Class Y Shares	6.17

Institutional Class Shares	6.09

Barclays Capital U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	4.93

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	7.15

▼Lipper Inc.

How we invest
We invest primarily in investment grade fixed income securities represented by the sector categories within the Barclays Capital U.S. Aggregate Index. We may also invest in derivative instruments such as futures contracts and swap agreements (including but not limited to credit default swaps) and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. Up to 25% of the total assets of the Fund may be invested in foreign securities (including non-U.S. dollar denominated bonds).
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to capture the

Portfolio Composition
By security type, based on total investments

Bonds & Notes	38.2%

U.S. Government Sponsored Mortgage-Backed Securities	27.0

Asset-Backed Securities	17.1

U.S. Treasury Securities	14.8

Municipal Obligations	0.6

Money Market Funds	2.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
maximum total return consistent with preservation of principal.
     Our security selection is supported by a team of independent specialists. We conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Working closely with sector specialists and traders we determine the timing and amount of each alpha decision to use in the portfolio.

Top Five Fixed Income Issuers*

1.	U.S. Treasury	17.8%

2.	Federal National Mortgage Association	16.2

3.	Federal Home Loan Mortgage Corp.	15.7

4.	Bear Stearns Commercial Mortgage Securities	4.1

5.	Wachovia Bank Commercial Mortgage Trust	2.5

Total Net Assets	$350.6 million

Total Number of Holdings*	323

     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%1. Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7%, 2.6% and 3.1% for the first, second, third and fourth quarters of 2010, respectively2. Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the fiscal year to a rate of 8.9% nationwide as of February 20103.
     While bond market volatility increased during the fiscal year, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total return for the 12 months ended February 28, 2011. Each of the major components that make up the Barclays Capital U.S. Aggregate Index also recorded positive total returns for the reporting period, including government and corporate bonds and MBS. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related

4	Invesco Core Bond Fund

securities. Late in the year, U.S. Treasury yields began to rise. As the period came to a close, turmoil in the Middle East and Africa had little effect on the fixed income market, only causing a slight widening in credit spreads.
     Fund performance during the 12-month period was most heavily influenced by the timing and magnitude of our sector allocation decisions. Sustained overweight allocations across investment grade corporate bonds, particularly in the financials, transports and utilities sectors, and tactical allocations to commercial mortgage backed securities (CMBS) and agency collateralized mortgage obligations (CMOs) were positive for Fund performance. Concurrent underweight positioning in cash, Treasuries and government-related sectors also proved beneficial as relatively riskier assets outperformed cash and government bonds during the reporting period. An underweight position in government-related bonds helped mitigate concerns linked to certain European sovereign debt.
     Performance from security selection was mixed across sectors, but overall detracted from relative performance versus the style-specific index. Contributions from security selection within most benchmark sectors, including agency MBS, telecommunication services/media/technology, Treasuries and transports, was offset by holding higher credit quality securities within the CMBS and financials sectors.
     The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.
     The Fund also can use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Our duration positioning versus the style-specific benchmark was negative for Fund performance over the reporting period. A sustained, longer-than-style-specific benchmark duration posture during much of the second half of 2010 was beneficial to relative returns during the third quarter as rates continued to decline. However, this was offset by the significant rise in rates during the fourth quarter of 2010. Yield curve positioning during the latter part of the fiscal year, when the Fund held a greater quantity of longer duration securities than the style-specific index, also had a slight negative effect on performance. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     Thank you for investing in Invesco Core Bond Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Bond Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin. She is a director, and a past president, of the CFA Society of Houston.
Chuck Burge
Portfolio manager, is manager of Invesco Core Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Core Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.

5	Invesco Core Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 12/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Core Bond Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable
sales charges

Class A Shares

Inception (12/31/01)		3.21%

5	Years	1.69

1	Year	0.78

Class B Shares

Inception (12/31/01)		3.10%

5	Years	1.62

1	Year	0.12

Class C Shares

Inception (12/31/01)		2.99%

5	Years	1.92

1	Year	4.01

Class R Shares

Inception		3.53%

5	Years	2.45

1	Year	5.65

Class Y Shares

Inception		3.84%

5	Years	2.82

1	Year	6.17

Institutional Class Shares

Inception		4.01%

5	Years	3.03

1	Year	6.09
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)		3.19%

5	Years	1.62

1	Year	2.22

Class B Shares

Inception (12/31/01)		3.08%

5	Years	1.53

1	Year	1.46

Class C Shares

Inception (12/31/01)		2.98%

5	Years	1.86

1	Year	5.46

Class R Shares

Inception		3.51%

5	Years	2.36

1	Year	6.99

Class Y Shares

Inception		3.81%

5	Years	2.72

1	Year	7.52

Institutional Class Shares

Inception		3.99%

5	Years	2.93

1	Year	7.56
applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.83%, 1.58%, 1.58%, 1.08%, 0.58% and 0.54%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.09%, 1.84%, 1.84% 1.34%, 0.84% and 0.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower for Class A, B, C, R and Y shares.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information continued from page 8
holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Core Bond Fund

Invesco Core Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share-
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	TBRAX
Class B Shares	TBRDX
Class C Shares	TBRCX
Class R Shares	TBRRX
Class Y Shares	TBRYX
Institutional Class Shares	TBRIX

8	Invesco Core Bond Fund

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

Bonds & Notes–46.25%
Aerospace & Defense–0.13%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	$470,000	$450,070

Agricultural Products–0.19%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	635,000	663,994

Airlines–1.62%
American Airlines, Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	2,000,000	2,070,000

Series 2011-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.25%, 01/31/21	1,070,000	1,072,006

Continental Airlines Inc. –Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	1,578,142	1,822,755

Delta Air Lines Inc. –Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	624,772	695,840

		5,660,601

Automotive Retail–0.41%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	760,000	798,950

O’Reilly Automotive Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/14/21	640,000	634,368

		1,433,318

Brewers–0.48%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	1,620,000	1,668,399

Broadcasting–1.09%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,170,000	1,520,565

Sr. Unsec. Notes, 6.75%, 03/15/11	1,000,000	1,002,236

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	1,235,000	1,290,724

		3,813,525

Cable & Satellite–0.85%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	1,210,000	1,337,050

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	515,000	522,970

5.88%, 11/15/40	1,180,000	1,118,063

		2,978,083

Communications Equipment–0.64%
Motorola Solutions Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	2,145,000	2,247,967

Computer & Electronics Retail–0.63%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,010,000	2,222,902

Consumer Finance–0.13%
SLM Corp. –Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	440,000	458,024

Department Stores–0.20%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	685,000	708,975

Diversified Banks–5.23%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,096,324

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	415,000	419,049

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	1,025,000	1,048,026

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	2,435,000	2,746,911

Unsec. Sub. Global Notes, 5.14%, 10/14/20	810,000	787,664

Credit Suisse AG (Switzerland), Sub. Global Medium-Term Notes, 5.40%, 01/14/20	350,000	354,574

HBOS PLC (United Kingdom) –Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(b)	1,000,000	944,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Core Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	$1,615,000	$1,643,954

Unsec. Sub. Gtd. Medium-Term Notes, 6.50%, 09/14/20(b)	955,000	922,907

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	975,000	1,005,975

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,940,000	1,930,987

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	1,880,000	2,055,216

3.85%, 04/27/15(b)	575,000	590,387

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(c)	1,400,000	1,433,498

VTB Bank Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.55%, 10/13/20(b)	1,335,000	1,338,552

		18,319,021

Diversified Capital Markets–0.66%
UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.41%, 02/23/12(c)	1,000,000	1,008,336

Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	1,200,000	1,305,359

		2,313,695

Diversified Metals & Mining–0.16%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	510,000	565,303

Diversified REIT’s–0.24%
Qatari Diar Finance QSC (Mult. Countries), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	845,000	828,696

Electric Utilities–2.60%
DCP Midstream LLC, Sr. Unsec. Notes, 9.75%, 03/15/19(b)	955,000	1,239,808

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,304,814

Indiana Michigan Power Co., Sr. Unsec. Notes, 7.00%, 03/15/19	1,000,000	1,180,838

Ohio Power Co. –Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,685,000	2,882,290

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	861,418

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.10%, 11/30/12	755,000	808,435

5.00%, 06/30/19	780,000	837,892

		9,115,495

Environmental & Facilities Services–0.32%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	1,025,000	1,108,926

Food Retail–0.19%
WM. Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.68%, 06/28/11(b)(c)	660,000	660,673

General Merchandise Stores–0.29%
Family Dollar Stores Inc., Sr. Unsec. Notes, 5.00%, 02/01/21	1,040,000	1,027,320

Gold–0.53%
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,935,000	1,852,665

Health Care Equipment–0.32%
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20	1,080,000	1,135,118

Health Care Services–0.96%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,500,000	2,796,232

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	575,000	571,949

		3,368,181

Hotels, Resorts & Cruise Lines–1.38%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,395,000	2,561,687

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	2,055,000	2,286,187

		4,847,874

Industrial Conglomerates–0.95%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,086,055

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	925,000	1,117,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Core Bond Fund

	Principal
	Amount	Value

Industrial Conglomerates–(continued)

NBC Universal Media LLC, Sr. Unsec. Notes, 2.10%, 04/01/14(b)	$580,000	$577,162

5.95%, 04/01/41(b)	550,000	552,354

		3,333,321

Integrated Oil & Gas–0.19%
Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.38%, 01/27/21	645,000	649,978

Integrated Telecommunication Services–0.48%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	890,000	885,349

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	797,000	811,513

		1,696,862

Internet Retail–0.37%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	1,280,000	1,301,887

Investment Banking & Brokerage–3.67%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	1,090,000	1,121,836

Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	605,000	613,894

6.25%, 02/01/41	775,000	785,020

Sr. Unsec. Global Notes, 5.13%, 01/15/15	780,000	836,692

Unsec. Sub. Global Notes, 6.75%, 10/01/37	520,000	532,220

Jefferies Group Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	1,305,000	1,553,505

Merrill Lynch & Co. Inc., Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,757,361

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	955,000	1,044,438

Sr. Unsec. Notes, 3.45%, 11/02/15	2,010,000	1,980,175

5.75%, 01/25/21	635,000	653,852

		12,878,993

Life & Health Insurance–1.38%
Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,474,960

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(c)	1,640,000	1,921,360

Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	1,405,000	1,453,993

		4,850,313

Life Sciences Tools & Services–0.49%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,733,133

Managed Health Care–0.64%
UnitedHealth Group Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	2,120,000	2,260,089

Mortgage Backed Securities–0.25%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	847,717	891,139

Movies & Entertainment–0.58%
News America Inc, Sr. Unsec. Gtd. Notes, 6.15%, 02/15/41(b)	2,005,000	2,027,352

Multi-Line Insurance–0.45%
Metropolitan Life Global Funding I, Sr. Sec. Global Notes, 5.13%, 04/10/13(b)	1,460,000	1,565,988

Multi-Utilities–0.67%
Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	1,300,000	1,453,356

5.40%, 01/15/40	900,000	893,443

		2,346,799

Office Electronics–0.41%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	1,400,000	1,437,616

Office REIT’s–0.35%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/01/20	1,155,000	1,220,803

Office Services & Supplies–0.08%
Steelcase Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	275,000	282,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Core Bond Fund

	Principal
	Amount	Value

Oil & Gas Drilling–0.47%
Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	$1,555,000	$1,646,474

Oil & Gas Exploration & Production–0.36%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	50,000	57,442

6.38%, 09/15/17	515,000	573,629

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	625,000	646,124

		1,277,195

Oil & Gas Storage & Transportation–3.42%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 7.63%, 02/15/12	3,615,000	3,843,290

5.20%, 09/01/20	985,000	1,016,394

6.45%, 09/01/40	990,000	1,037,255

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,270,000	2,420,287

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	2,405,000	2,494,262

6.30%, 04/15/40	1,130,000	1,181,190

		11,992,678

Other Diversified Financial Services–4.36%
Bank of America Corp., Sr. Unsec. Global Notes, 3.70%, 09/01/15	420,000	424,531

Citigroup Inc., Sr. Unsec. Global Notes, 5.10%, 09/29/11	1,670,000	1,713,116

6.01%, 01/15/15	2,100,000	2,309,376

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	1,510,000	1,593,291

ERAC USA Finance LLC, Gtd. Notes, 2.25%, 01/10/14(b)	1,950,000	1,948,996

General Electric Capital Corp. –Series G, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	890,000	1,005,579

International Lease Finance Corp., Sr. Sec. Notes, 6.50%, 09/01/14(b)	1,875,000	2,013,750

JPMorgan Chase Capital XXVII –Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,300,000	2,422,559

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-10/03/09; $1,104,833)(b)(c)(d)(e)	1,110,000	0

VTB Capital S.A. (Luxembourg), Sr. Unsec. Notes, 6.32%, 02/22/18(b)	1,840,000	1,866,202

		15,297,400

Packaged Foods & Meats–0.56%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	760,000	752,520

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	940,000	966,674

4.13%, 02/09/16	225,000	234,324

		1,953,518

Railroads–0.30%
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	1,075,000	1,056,371

Regional Banks–0.44%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,475,000	1,528,083

Sovereign Debt–1.33%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 5.88%, 01/15/19	1,315,000	1,449,774

United Mexican States (Mexico), Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	300,000	305,700

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	1,700,000	1,703,188

5.00%, 04/29/20(b)	1,200,000	1,198,500

		4,657,162

Specialized Finance–1.25%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	1,415,000	1,440,711

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	2,927,692

		4,368,403

Specialized REIT’s–1.04%
Entertainment Properties Trust, Sr. Unsec. Gtd. Notes, 7.75%, 07/15/20(b)	3,415,000	3,645,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Core Bond Fund

	Principal
	Amount	Value

Specialty Properties–0.32%
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	$1,135,000	$1,117,266

Steel–1.13%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	845,000	1,015,477

Sr. Unsec. Global Notes, 7.00%, 10/15/39	1,185,000	1,243,445

Class A, Sr. Unsec. Medium-Term Global Notes, 5.50%, 03/01/21	210,000	208,650

6.75%, 03/01/41	210,000	208,270

Vale Overseas Ltd., Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	710,000	699,519

6.88%, 11/10/39	535,000	580,551

		3,955,912

Trucking–0.19%
Ryder System Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	665,000	677,058

Wireless Telecommunication Services–0.87%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	360,000	375,930

Sr. Unsec. Notes, 4.50%, 01/15/18	810,000	803,426

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,835,000	1,853,350

		3,032,706

Total Bonds & Notes (Cost $155,097,176)		162,131,757

U.S. Government Sponsored Mortgage-Backed Securities–32.65%
Federal Home Loan Mortgage Corp. (FHLMC)–15.66%
Federal Home Loan Mortgage Corp., Pass Through Ctfs., 6.00%, 08/01/14 to 02/01/34	1,163,580	1,278,376

5.50%, 05/01/16 to 02/01/37	37,471	40,388

6.50%, 05/01/16 to 08/01/34	249,695	279,478

7.00%, 06/01/16 to 10/01/34	3,790,435	4,374,000

7.50%, 04/01/17 to 03/01/32	1,349,189	1,585,223

5.00%, 07/01/34	885,014	933,670

Pass Through Ctfs., TBA, 4.50%, 03/01/41(f)	15,620,000	15,910,438

5.00%, 03/01/41(f)	2,500,000	2,615,625

5.50%, 03/01/41(f)	20,000,000	21,346,880

6.00%, 03/01/41(f)	6,000,000	6,517,500

		54,881,578

Federal National Mortgage Association (FNMA)–16.21%
Federal National Mortgage Association, Pass Through Ctfs., 7.50%, 11/01/15 to 08/01/36	1,981,054	2,306,108

7.00%, 12/01/15 to 02/01/34	2,029,849	2,333,263

6.50%, 05/01/16 to 01/01/37	726,317	822,501

6.00%, 05/01/17 to 03/01/37	150,220	162,882

5.00%, 03/01/18 to 12/01/39	20,548,571	21,675,600

5.50%, 11/01/18 to 03/01/21	173,717	188,085

8.00%, 08/01/21 to 04/01/32	34,379	40,015

Pass Through Ctfs., TBA, 4.00%, 03/01/26(f)	4,295,000	4,414,453

4.50%, 03/01/26(f)	5,000,000	5,239,060

5.50%, 03/01/26(f)	1,900,000	2,049,921

6.00%, 03/01/41(f)	5,000,000	5,433,595

3.50%, 03/01/26(f)	3,500,000	3,507,658

4.00%, 03/01/41(f)	8,780,000	8,659,275

		56,832,416

Government National Mortgage Association (GNMA)–0.78%
Government National Mortgage Association, Pass Through Ctfs., 7.50%, 06/15/23 to 05/15/32	85,213	98,422

8.50%, 02/15/25	8,375	8,556

8.00%, 08/15/25	2,837	3,326

6.56%, 01/15/27	186,152	211,523

7.00%, 04/15/28 to 09/15/32	745,732	861,683

6.00%, 11/15/28 to 02/15/33	273,872	303,196

6.50%, 01/15/29 to 09/15/34	475,789	540,265

5.50%, 06/15/35	417,010	454,288

5.00%, 07/15/35 to 08/15/35	240,808	257,207

		2,738,466

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $113,079,143)		114,452,460

Asset-Backed Securities–20.73%
Bear Stearns Adjustable Rate Mortgage Trust, –Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.66%, 08/25/33(c)	1,144,117	1,169,875

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	1,845,000	1,883,836

Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,380,000	1,458,659

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,823,762

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.45%, 03/11/39(c)	2,948,000	3,219,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Core Bond Fund

	Principal
	Amount	Value

Asset-Backed Securities–(continued)

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	$1,500,000	$1,565,839

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	3,000,000	3,251,651

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,739,486

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	1,110,000	1,116,516

Citibank Credit Card Issuance Trust –Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,000,000	3,066,084

Citigroup Mortgage Loan Trust Inc. –Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.41%, 08/25/34(c)	3,531,846	3,603,892

Countrywide Asset-Backed Ctfs. –Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	741,800	732,018

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.88%, 09/26/34(b)(c)	1,814,404	1,719,285

Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 07/26/37(b)	904,377	931,509

DBUBS Mortgage Trust –Series 2011-LC1A, Class C, Variable Rate Pass Through Ctfs., 5.56%, 01/01/21(b)(c)	1,540,000	1,589,156

Discover Card Master Trust, –Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.92%, 09/15/15(c)	1,135,000	1,143,613

Fannie Mac REMICS, Series 2575, Class KA, Pass Through Ctfs., 5.00%, 11/15/17	221,004	232,004

Series 2704, Class BA, Pass Through Ctfs., 4.50%, 02/15/20	39,109	39,217

Fannie Mae REMICS, Series 2003-109, Class CX, Pass Through Ctfs., 4.00%, 07/25/16	347,345	351,568

Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	496,029	510,691

FDIC Structured Sale Gtd. Notes, –Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.81%, 02/25/48(b)(c)	1,530,257	1,531,969

Freddie Mac REMICS, Series 2611, Class HA, Pass Through Ctfs., 4.00%, 10/15/21	2,307,526	2,353,104

Series 2937, Class JD, Pass Through Ctfs., 5.00%, 03/15/28	1,101,218	1,114,999

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,705,000	2,863,181

Series 2010-C1, Class C, Variable Rate Pass Through Ctfs., 5.64%, 12/31/49(b)(c)	530,000	552,168

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	780,000	824,169

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	3,000,000	3,181,415

Morgan Stanley Capital I, Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,608,000	2,772,319

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	1,729,013	1,827,729

PNC Mortgage Acceptance Corp., –Series 2001-C1, Class A2, Pass Through Ctfs., 6.36%, 03/12/34	455,057	455,198

RBSCF Trust, –Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 04/16/40(b)(c)	3,500,000	3,711,736

TIAA Seasoned Commercial Mortgage Trust, –Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.77%, 08/15/39(c)	680,000	709,971

USAA Auto Owner Trust, –Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	1,449,761	1,464,458

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	3,921,430

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(c)	1,500,000	1,623,034

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(c)	1,490,000	1,572,295

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(c)	1,660,000	1,775,617

WaMu Mortgage Trust, –Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.72%, 08/25/33(c)	2,727,635	2,783,018

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.46%, 07/25/34(c)	1,585,982	1,647,089

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.74%, 12/25/34(c)	2,892,945	2,831,345

Total Asset-Backed Securities (Cost $64,855,400)		72,664,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Core Bond Fund

	Principal
	Amount	Value

U.S. Treasury Securities–17.87%
U.S. Treasury Bills–0.11%
0.15%, 05/19/11(g)(h)	$400,000	$399,890

U.S. Treasury Notes–12.68%
4.50%, 04/30/12	10,900,000	11,425,414

1.88%, 02/28/14	8,010,000	8,178,961

2.25%, 05/31/14	19,395,000	19,988,972

2.75%, 05/31/17(h)	4,800,000	4,845,000

		44,438,347

U.S. Treasury Bonds–5.08%
6.25%, 05/15/30	2,000,000	2,535,313

5.38%, 02/15/31	11,420,000	13,125,862

3.50%, 02/15/39	940,000	790,481

4.50%, 08/15/39	1,370,000	1,374,067

		17,825,723

Total U.S. Treasury Securities (Cost $61,159,363)		62,663,960

Municipal Obligations–0.60%
California (State of), Series 2010, Various Purpose Unlimited Taxable GO Bonds, 5.75%, 03/01/17	555,000	591,075

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J–Build America Bonds); Series 2010 A, Taxable RB, 6.64%, 04/01/57	1,515,000	1,527,120

Total Municipal Obligations (Cost $2,073,606)		2,118,195

	Shares
Money Market Funds–2.82%
Liquid Assets Portfolio–Institutional Class(i)	4,950,063	4,950,063

Premier Portfolio–Institutional Class(i)	4,950,064	4,950,064

Total Money Market Funds (Cost $9,900,127)		9,900,127

TOTAL INVESTMENTS–120.92% (Cost $406,164,815)		423,930,571

OTHER ASSETS LESS LIABILITIES–(20.92)%		(73,338,989)

NET ASSETS–100.00%		$350,591,582

Investment Abbreviations:

Ctfs.	– Certificates
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $53,809,082, which represented 15.35% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 represented 0.00% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Core Bond Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $396,264,688)	$414,030,444

Investments in affiliated money market funds, at value and cost	9,900,127

Total investments, at value (Cost $406,164,815)	423,930,571

Cash	44,367

Receivable for:
Fund shares sold	384,738

Dividends and interest	3,196,289

Principal paydowns	42,430

Investment for trustee deferred compensation and retirement plans	21,975

Other assets	27,496

Total assets	427,647,866

Liabilities:
Payable for:
Investments purchased	75,759,986

Fund shares reacquired	858,493

Dividends	64,056

Variation margin	46,411

Accrued fees to affiliates	127,512

Accrued other operating expenses	149,457

Trustee deferred compensation and retirement plans	50,369

Total liabilities	77,056,284

Net assets applicable to shares outstanding	$350,591,582

Net assets consist of:
Shares of beneficial interest	$413,849,926

Undistributed net investment income	195,646

Undistributed net realized gain (loss)	(81,196,584)

Unrealized appreciation	17,742,594

$350,591,582

Net Assets:
Class A	$123,705,764

Class B	$18,958,209

Class C	$21,061,839

Class R	$2,151,875

Class Y	$793,477

Institutional Class	$183,920,418

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	13,737,928

Class B	2,105,158

Class C	2,338,950

Class R	239,220

Class Y	88,097

Institutional Class	20,415,521

Class A:
Net asset value per share	$9.00

Maximum offering price per share
(Net asset value of $9.00 divided by 95.25%)	$9.45

Class B:
Net asset value and offering price per share	$9.01

Class C:
Net asset value and offering price per share	$9.00

Class R:
Net asset value and offering price per share	$9.00

Class Y:
Net asset value and offering price per share	$9.01

Institutional Class:
Net asset value and offering price per share	$9.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Core Bond Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$16,528,941

Dividends from affiliated money market funds	29,744

Total investment income	16,558,685

Expenses:
Advisory fees	1,382,004

Administrative services fees	129,465

Custodian fees	28,797

Distribution fees:
Class A	266,860

Class B	208,502

Class C	241,601

Class R	10,422

Transfer agent fees — A, B, C, R and Y	407,519

Transfer agent fees — Institutional	1,907

Trustees’ and officers’ fees and benefits	25,093

Other	209,619

Total expenses	2,911,789

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(382,228)

Net expenses	2,529,561

Net investment income	14,029,124

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	3,202,914

Futures contracts	(1,063,873)

2,139,041

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,307,789

Futures contracts	(188,823)

3,118,966

Net realized and unrealized gain	5,258,007

Net increase in net assets resulting from operations	$19,287,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Core Bond Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

		Seven months ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$14,029,124	$9,624,372	$24,866,207

Net realized gain (loss)	2,139,041	1,069,428	(83,532,604)

Change in net unrealized appreciation	3,118,966	9,684,532	31,702,760

Net increase in net assets resulting from operations	19,287,131	20,378,332	(26,963,637)

Distributions to shareholders from net investment income:
Class A	(4,302,034)	(2,220,429)	(5,122,747)

Class B	(692,721)	(503,344)	(1,565,648)

Class C	(800,455)	(498,575)	(951,554)

Class R	(79,649)	(48,903)	(120,479)

Class Y	(39,335)	(26,172)	(28,912)

Institutional Class	(8,338,528)	(6,523,522)	(19,814,430)

Total distributions from net investment income	(14,252,722)	(9,820,945)	(27,603,770)

Share transactions–net:
Class A	44,294,168	1,109,655	8,770,309

Class B	(1,437,968)	(1,242,920)	(2,988,145)

Class C	(1,674,081)	3,311,301	5,953,292

Class R	(20,356)	382,461	242,285

Class Y	(103,791)	9,646	857,730

Institutional Class	(20,204,945)	(28,160,617)	(46,618,279)

Net increase (decrease) in net assets resulting from share transactions	20,853,027	(24,590,474)	(33,782,808)

Net increase (decrease) in net assets	25,887,436	(14,033,087)	(88,350,215)

Net assets:
Beginning of year	324,704,146	338,737,233	427,087,448

End of year (includes undistributed net investment income of $195,646, $151,004 and $625,652, respectively)	$350,591,582	$324,704,146	$338,737,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Core Bond Fund

Statement of Cash Flows

For the year ended February 28, 2011

Cash provided by operating activities:
Net increase in net assets resulting from operations	$19,287,131

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(197,179,466)

Net cash activity from short-term investments	(1,902,664)

Net cash activity from futures	(167,037)

Proceeds from disposition of investments and principal payments	160,908,049

Amortization of premiums and accretion of discounts on investments	999,345

Increase in receivables and other assets	(352,948)

Increase in accrued expenses and other payables	20,417

Unrealized appreciation on investment securities	(3,307,789)

Net realized gain from investment securities	(3,202,914)

Net cash provided by (used in) operating activities	(24,897,876)

Cash provided by financing activities:
Net cash activity from dollar rolls	8,640,778

Proceeds from shares of beneficial interest sold	190,631,074

Disbursements from shares of beneficial interest reacquired	(182,673,297)

Dividends paid to shareholders	(833,580)

Net cash provided by financing activities	15,764,975

Net decrease in cash and cash equivalents	(9,132,901)

Cash and cash equivalents at beginning of period	19,077,395

Cash and cash equivalents at end of period	$9,944,494

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$13,410,197

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Core Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

19        Invesco Core Bond Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

20        Invesco Core Bond Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded

21        Invesco Core Bond Fund

futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.40%

Next $500 million	0.375%

Next $1.5 billion	0.35%

Next $2.5 billion	0.325%

Over $5 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 1.05%, 0.55% and 0.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $31,129 and reimbursed class level expenses of $349,893 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $307.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of

22        Invesco Core Bond Fund

the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $63,602 in front-end sales commissions from the sale of Class A shares and $10,724, $31,053 and $3,452 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$9,900,127	$—	$—	$9,900,127

U.S. Treasury Securities	—	62,663,960	—	62,663,960

U.S. Government Sponsored Securities	—	114,452,460	—	114,452,460

Corporate Debt Securities	—	162,131,757	0	162,131,757

Asset Backed Securities	—	72,664,072	—	72,664,072

Municipal Obligations	—	2,118,195	—	2,118,195

	$9,900,127	$414,030,444	$0	$423,930,571

Futures*	(23,162)	—	—	(23,162)

Total Investments	$9,876,965	$414,030,444	$0	$423,907,409

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$67,442	$(90,604)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

23        Invesco Core Bond Fund

Effect of Derivative Instruments for the year ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(1,063,873)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(188,823)

Total	$(1,252,696)

*	The average notional value of futures outstanding during the period was $60,820,809 respectively.

Open Futures Contracts
				Unrealized
	Number of	Month/	Notional	Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	79	June-2011/Long	$17,245,453	$19,580

U.S. Treasury 10 Year Notes	108	June-2011/Long	12,857,062	47,862

Subtotal			$30,102,515	$67,442

U.S. Treasury 5 Year Notes	256	June-2011/Short	(29,936,000)	(60,550)

U.S. Long Bonds	123	June-2011/Short	(14,802,281)	(30,054)

Subtotal			$(44,738,281)	$(90,604)

Total				$(23,162)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $899.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund. During the year ended February 28, 2011, the Fund paid legal fees of $3,350 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

24        Invesco Core Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$14,252,722	$9,820,945	$27,603,770

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$243,576

Net unrealized appreciation — investments	18,487,133

Temporary book/tax differences	(47,930)

Post-October deferrals	(656,768)

Capital loss carryforward	(81,284,355)

Shares of beneficial interest	413,849,926

Total net assets	$350,591,582

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to dollar roll transactions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $760,921 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2014	$384,107

February 28, 2015	1,105,888

February 28, 2016	89,789

February 28, 2017	13,284,149

February 28, 2018	66,420,422

Total capital loss carryforward	$81,284,355

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $178,792,354 and $155,728,768, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,375,111

Aggregate unrealized (depreciation) of investment securities	(2,887,978)

Net unrealized appreciation of investment securities	$18,487,133

Cost of investments for tax purposes is $405,443,438.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2011, undistributed net investment income was increased by $268,240 and undistributed net realized gain (loss) was decreased by $268,240. This reclassification had no effect on the net assets of the Fund.

25        Invesco Core Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	9,185,418	$82,861,595	1,779,851	$15,597,182	4,194,086	$36,068,385

Class B	966,825	8,709,686	445,703	3,904,439	1,173,889	10,185,790

Class C	1,058,043	9,530,449	746,753	6,540,812	1,468,297	12,544,660

Class R	90,887	816,645	94,257	826,815	93,523	806,440

Class Y(b)	63,017	574,508	16,329	144,018	112,168	964,233

Institutional Class	9,203,476	83,643,850	1,065,955	9,347,142	2,151,431	18,593,246

Issued as reinvestment of dividends:
Class A	417,481	3,772,212	220,619	1,936,713	522,256	4,527,656

Class B	67,774	611,612	50,779	445,792	158,797	1,378,941

Class C	64,405	581,296	43,884	385,358	93,062	805,906

Class R	8,791	79,241	5,481	48,072	13,886	119,959

Class Y	3,198	28,854	2,407	21,143	3,110	26,267

Institutional Class	924,086	8,336,982	742,762	6,521,808	2,282,214	19,813,858

Automatic conversion of Class B shares to Class A shares:
Class A	467,270	4,205,299	238,371	2,089,928	583,470	4,987,732

Class B	(467,270)	(4,205,299)	(238,341)	(2,089,928)	(583,363)	(4,987,732)

Reacquired:
Class A(b)	(5,158,389)	(46,544,938)	(2,113,361)	(18,514,168)	(4,293,274)	(36,813,464)

Class B	(727,133)	(6,553,967)	(400,171)	(3,503,223)	(1,115,919)	(9,565,144)

Class C	(1,309,169)	(11,785,826)	(412,016)	(3,614,869)	(860,896)	(7,397,274)

Class R	(102,675)	(916,242)	(56,203)	(492,426)	(79,999)	(684,114)

Class Y	(78,340)	(707,153)	(17,704)	(155,515)	(16,088)	(132,770)

Institutional Class	(12,373,471)	(112,185,777)	(5,016,139)	(44,029,567)	(10,024,845)	(85,025,383)

Net increase (decrease) in share activity	2,304,224	$20,853,027	(2,800,784)	$(24,590,474)	(4,124,195)	$(33,782,808)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially. In addition, 50% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	48,577	$433,795

Class A	(48,577)	(433,795)

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Core Plus Bond Fund (the “Acquiring Fund”).
  The Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated in June 2011. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.
  In anticipation of the closing, the Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011.

26        Invesco Core Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$8.86	$0.36	(c)	$0.15	$0.51	$(0.37)	$—	$(0.37)	$9.00	5.79%	$123,706	0.79	%(d)	1.03	%(d)	4.00	%(d)	48%
Seven months ended 02/28/10	8.59	0.25	(c)	0.27	0.52	(0.25)	—	(0.25)	8.86	6.15	78,233	0.80	(e)	1.07	(e)	4.87	(e)	67
Year ended 07/31/09	9.80	0.58	(c)	(1.15)	(0.57)	(0.64)	—	(0.64)	8.59	(5.69)	74,737	0.91		1.19		6.69		133
Year ended 07/31/08	10.19	0.62	(c)	(0.41)	0.21	(0.60)	—	(0.60)	9.80	2.09	75,431	1.02		1.17		6.15		79
Year ended 07/31/07	10.20	0.53		(0.01)	0.52	(0.53)	(0.00)	(0.53)	10.19	5.18	61,457	1.01		1.20		5.13		118
Year ended 07/31/06	10.47	0.44		(0.28)	0.16	(0.43)	—	(0.43)	10.20	1.62	92,434	1.01		1.31		4.32		95

Class B
Year ended 02/28/11	8.87	0.29	(c)	0.15	0.44	(0.30)	—	(0.30)	9.01	5.01	18,958	1.54	(d)	1.78	(d)	3.25	(d)	48
Seven months ended 02/28/10	8.59	0.21	(c)	0.28	0.49	(0.21)	—	(0.21)	8.87	5.81	20,080	1.55	(e)	1.82	(e)	4.12	(e)	67
Year ended 07/31/09	9.80	0.51	(c)	(1.15)	(0.64)	(0.57)	—	(0.57)	8.59	(6.41)	20,679	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.42)	0.13	(0.53)	—	(0.53)	9.80	1.23	27,192	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.51	32,207	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	36,741	1.76		2.06		3.57		95

Class C
Year ended 02/28/11	8.86	0.29	(c)	0.15	0.44	(0.30)	—	(0.30)	9.00	5.01	21,062	1.54	(d)	1.78	(d)	3.25	(d)	48
Seven months ended 02/28/10	8.59	0.21	(c)	0.27	0.48	(0.21)	—	(0.21)	8.86	5.69	22,389	1.55	(e)	1.82	(e)	4.12	(e)	67
Year ended 07/31/09	9.81	0.51	(c)	(1.16)	(0.65)	(0.57)	—	(0.57)	8.59	(6.50)	18,444	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.41)	0.14	(0.53)	—	(0.53)	9.81	1.33	14,184	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.50	10,993	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	9,805	1.76		2.06		3.57		95

Class R
Year ended 02/28/11	8.86	0.33	(c)	0.15	0.48	(0.34)	—	(0.34)	9.00	5.53	2,152	1.04	(d)	1.28	(d)	3.75	(d)	48
Seven months ended 02/28/10	8.58	0.24	(c)	0.28	0.52	(0.24)	—	(0.24)	8.86	6.12	2,145	1.05	(e)	1.32	(e)	4.62	(e)	67
Year ended 07/31/09	9.79	0.55	(c)	(1.15)	(0.60)	(0.61)	—	(0.61)	8.58	(5.94)	1,705	1.16		1.44		6.44		133
Year ended 07/31/08	10.19	0.60	(c)	(0.42)	0.18	(0.58)	—	(0.58)	9.79	1.73	1,677	1.27		1.42		5.90		79
Year ended 07/31/07	10.19	0.50		0.01	0.51	(0.51)	—	(0.51)	10.19	5.02	1,185	1.26		1.45		4.88		118
Year ended 07/31/06	10.45	0.41		(0.26)	0.15	(0.41)	(0.00)	(0.41)	10.19	1.47	692	1.26		1.56		4.07		95

Class Y
Year ended 02/28/11	8.87	0.38	(c)	0.15	0.53	(0.39)	—	(0.39)	9.01	6.05	793	0.54	(d)	0.78	(d)	4.25	(d)	48
Seven months ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.42	889	0.55	(e)	0.82	(e)	5.12	(e)	67
Year ended 07/31/09(f)	8.93	0.49	(c)	(0.37)	0.12	(0.46)	—	(0.46)	8.59	1.61	852	0.64	(e)	0.95	(e)	6.96	(e)	133

Institutional Class
Year ended 02/28/11	8.87	0.38	(c)	0.15	0.53	(0.39)	—	(0.39)	9.01	6.09	183,920	0.50	(d)	0.51	(d)	4.29	(d)	48
Seven months ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.43	200,969	0.51	(e)	0.52	(e)	5.16	(e)	67
Year ended 07/31/09	9.81	0.61	(c)	(1.17)	(0.56)	(0.66)	—	(0.66)	8.59	(5.49)	222,319	0.60		0.62		7.00		133
Year ended 07/31/08	10.20	0.66	(c)	(0.41)	0.25	(0.64)	—	(0.64)	9.81	2.49	308,602	0.62		0.62		6.55		79
Year ended 07/31/07	10.20	0.56		0.01	0.57	(0.57)	—	(0.57)	10.20	5.65	293,792	0.64		0.64		5.50		118
Year ended 07/31/06	10.47	0.47		(0.28)	0.19	(0.46)	(0.00)	(0.46)	10.20	1.91	171,975	0.72		0.72		4.61		95

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $106,744, $20,850, $24,160, $2,084, $909 and $190,753 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

27        Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Bond Fund (formerly known as AIM Core Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

28        Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,000.50	$3.92	$1,020.88	$3.96	0.79%

B	1,000.00	997.90	7.63	1,017.16	7.70	1.54

C	1,000.00	996.80	7.62	1,017.16	7.70	1.54

R	1,000.00	1,000.40	5.16	1,019.64	5.21	1.04

Y	1,000.00	1,002.90	2.68	1,022.12	2.71	0.54

Institutional	1,000.00	1,003.10	2.48	1,022.32	2.51	0.50

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29        Invesco Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	10.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Core Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CBD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Dynamics Fund

Nasdaq:
A: IDYAX ▪ B: IDYBX ▪ C: IFDCX ▪ R: IDYRX ▪ Y: IDYYX
Investor: FIDYX ▪ Institutional: IDICX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Dynamics Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Dynamics Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Invesco Dynamics Fund had positive double-digit returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in the consumer discretionary and financials sectors.
     The Fund outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	29.98%

Class B Shares	28.96

Class C Shares	29.01

Class R Shares	29.59

Class Y Shares	30.32

Investor Class Shares	29.98

Institutional Class Shares	30.51

S&P 500 Index▼ (Broad Market Index)	22.59

Russell Midcap Growth Index▼ (Style-Specific Index)	33.09

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	32.48

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek

Portfolio Composition
By sector

Information Technology	26.5%

Industrials	17.9

Consumer Discretionary	17.6

Health Care	12.0

Energy	9.6

Financials	6.1

Materials	5.8

Consumer Staples	2.3

Utilities	1.0

Telecommunication Services	0.2

Money Market Funds Plus Other Assets
Less Liabilities	1.0

Top 10 Equity Holdings*

1.	Pioneer Natural Resources Co.	2.0%

2.	Concho Resources Inc.	2.0

3.	Avago Technologies Ltd.	1.8

4.	Jones Lang LaSalle Inc.	1.7

5.	Affiliated Managers Group, Inc.	1.7

6.	AGCO Corp.	1.6

7.	Nordstrom, Inc.	1.6

8.	Albemarle Corp.	1.5

9.	Marriott International Inc.–Class A	1.5

10.	Alliance Data Systems Corp.	1.5

to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase to an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low – ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 1.7%, 2.6% and 3.1% for the second, third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3

Total Net Assets	$1.1 billion

Total Number of Holdings*	97
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 Investor Dynamics Fund

     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid-and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed value stocks. The sectors with the highest returns in the Russell Midcap Growth Index included more economically sensitive sectors such as consumer discretionary, information technology (IT), industrials and materials, as well as the financials sector. More defensive sectors such as utilities and telecommunication services had the lowest performance but still had positive returns during the reporting period.
     The Fund had double-digit absolute returns but underperformed the Russell Midcap Growth Index during the fiscal year. Underperformance versus the index was concentrated in the consumer discretionary and financials sectors. Some of this underperformance was offset by outperformance in other sectors, including IT, energy and health care.
     Driven by stock selection, the Fund underperformed the Russell Midcap Growth Index most significantly in the consumer discretionary sector. Much of this underperformance was a result of not having exposure to several consumer discretionary stocks that had strong performance during the fiscal year. Additionally, several of our consumer discretionary holdings had weak performance. Three that were among the Fund’s leading detractors from performance during the reporting period were for-profit education services providers ITT Educational Services and Grand Canyon Education, and discount department store operator J.C. Penney. We sold these holdings due to deteriorating fundamentals. Despite the Fund’s underperformance in the consumer discretionary sector, beauty retailer Ultra Salon Cosmetics & Fragrances was among the Fund’s leading contributors to performance as the company benefited from improving consumer spending trends.
     Underperformance in the financials sector was due to stock selection. Several holdings detracted from performance, including financial guaranty insurance and reinsurance provider Assured Guaranty and insurance and investment services provider Genworth Financial. We sold both holdings due to deteriorating fundamentals.
     The Fund outperformed by the widest margin in the IT sector due to stock selection. Two of the leading contributors to performance were business integration software maker Tibco Software and semiconductor products maker Avago Technologies. Both holdings benefited from strong growth in revenues and earnings during the reporting period.
     Outperformance in the energy sector was driven by stock selection and an overweight position. One of the leading contributors to performance was oil and gas exploration and production holding Concho Resources. This holding benefited from rising oil prices during the fiscal year.
     The Fund also outperformed in the health care sector due to stock selection. One holding that contributed to performance was pharmaceutical products maker Genzyme. The stock price of this holding appreciated following news that the company would be acquired by a competitor. We sold the stock following the announcement, locking in gains for shareholders.
     During the reporting period, we increased the Fund’s exposure to the IT sector. Our largest reduction was in the financials sector.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We’d like to caution investors against making investment decisions based on short-term performance, and we thank you for your commitment to Invesco Dynamics Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Brent Lium
Chartered Financial Analyst, was manager of Invesco Dynamics Fund during the reporting period. He joined Invesco in 2001 in its corporate associate program and earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin. After the close of the reporting period, Mr. Lium assumed a new role within the Fund’s management team.
James Leach joined the management team after the close of the reporting period, effective March 22, 2011.
Paul Rasplicka left the management team after the close of the reporting period, effective March 22, 2011.

5 Invesco Dynamics Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 8/31/67, Fund data from 9/15/67
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor Class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in this chart includes applicable sales charges, reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco Dynamics Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		4.39%

5	Years	2.82

1	Year	22.85

Class B Shares

Inception (3/28/02)		4.35%

5	Years	2.86

1	Year	23.96

Class C Shares

Inception (2/14/00)		-2.28%

10	Years	1.07

5	Years	3.21

1	Year	28.01

Class R Shares

Inception (10/25/05)		6.13%

5	Years	3.71

1	Year	29.59

Class Y Shares

10	Years	1.92%

5	Years	4.11

1	Year	30.32

Investor Class Shares

Inception (9/15/67)		8.66%

10	Years	1.86

5	Years	3.99

1	Year	29.98

Institutional Class Shares

Inception (5/22/00)		0.26%

10	Years	2.31

5	Years	4.44

1	Year	30.51
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		3.70%

5	Years	2.92

1	Year	16.67

Class B Shares

Inception (3/28/02)		3.66%

5	Years	2.97

1	Year	17.52

Class C Shares

Inception (2/14/00)		-2.89%

10	Years	-1.41

5	Years	3.32

1	Year	21.54

Class R Shares

Inception (10/25/05)		5.01%

5	Years	3.83

1	Year	23.15

Class Y Shares

10	Years	-0.59%

5	Years	4.21

1	Year	23.71

Investor Class Shares

Inception (9/15/67)		8.53%

10	Years	-0.64

5	Years	4.10

1	Year	23.46

Institutional Class Shares

Inception (5/22/00)		-0.36%

10	Years	-0.21

5	Years	4.54

1	Year	23.99
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.12%, 1.87%, 1.87%, 1.37%, 0.87%, 1.12% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to
0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past for Class B, Class C and Investor Class shares, performance would have been lower.

7	Invesco Dynamics Fund

Invesco Dynamics Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Initial public offering (IPO) risk. The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Class Y Shares	IDYYX
Investor Class Shares	FIDYX
Institutional Class Shares	IDICX

8	Invesco Dynamics Fund

Schedule of Investments(a)

February 28, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.95%
Aerospace & Defense–1.05%
BE Aerospace, Inc.(b)	337,905	$11,394,157

Agricultural Products–0.51%
Bunge Ltd.	75,720	5,464,712

Air Freight & Logistics–1.20%
UTI Worldwide, Inc.	648,881	12,912,732

Apparel Retail–1.31%
Rue21, Inc.(b)(c)	404,396	14,161,948

Apparel, Accessories & Luxury Goods–1.29%
Coach, Inc.	253,638	13,929,799

Application Software–3.93%
Autodesk, Inc.(b)	261,684	11,003,812

Citrix Systems, Inc.(b)	158,240	11,102,119

Salesforce.com, Inc.(b)(c)	59,555	7,877,340

TIBCO Software Inc.(b)	498,231	12,266,447

VanceInfo Technologies Inc.–ADR (China)(b)	5,191	172,341

		42,422,059

Asset Management & Custody Banks–1.66%
Affiliated Managers Group, Inc.(b)	167,946	17,928,235

Auto Parts & Equipment–1.69%
BorgWarner, Inc.(b)	166,974	12,958,852

Gentex Corp.	175,634	5,318,198

		18,277,050

Automotive Retail–1.00%
O’Reilly Automotive, Inc.(b)	194,246	10,796,193

Biotechnology–1.68%
Human Genome Sciences, Inc.(b)	288,299	7,216,124

United Therapeutics Corp.(b)	162,556	10,961,151

		18,177,275

Broadcasting–0.50%
Discovery Communications, Inc.–Class A(b)	124,396	5,362,712

Casinos & Gaming–1.43%
MGM Resorts International(b)(c)	1,106,752	15,428,123

Coal & Consumable Fuels–0.83%
Alpha Natural Resources, Inc.(b)	165,305	8,962,837

Communications Equipment–2.72%
Acme Packet, Inc.(b)	91,166	6,859,330

F5 Networks, Inc.(b)	87,243	10,295,546

Finisar Corp.(b)	298,024	12,224,945

		29,379,821

Computer Storage & Peripherals–0.63%
NetApp, Inc.(b)	131,997	6,818,965

Construction & Engineering–1.00%
Foster Wheeler AG (Switzerland)(b)	299,960	10,846,554

Construction, Farm Machinery & Heavy Trucks–3.73%
AGCO Corp.(b)	324,760	17,790,353

Navistar International Corp.(b)	179,612	11,132,352

Terex Corp.(b)	337,424	11,388,060

		40,310,765

Consumer Finance–1.38%
Discover Financial Services	686,362	14,928,374

Data Processing & Outsourced Services–1.47%
Alliance Data Systems Corp.(b)(c)	202,313	15,930,126

Department Stores–2.96%
Macy’s, Inc.	598,975	14,315,503

Nordstrom, Inc.	389,763	17,640,673

		31,956,176

Electronic Components–1.25%
Amphenol Corp.–Class A	235,189	13,518,664

Environmental & Facilities Services–0.51%
Republic Services, Inc.	185,063	5,479,715

Health Care Equipment–2.67%
American Medical Systems Holdings, Inc.(b)	563,052	12,336,470

CareFusion Corp.(b)	391,206	10,687,748

NuVasive, Inc.(b)	216,536	5,788,007

		28,812,225

Health Care Facilities–1.97%
Brookdale Senior Living Inc.(b)	269,827	7,255,648

Universal Health Services, Inc.–Class B	307,883	14,073,332

		21,328,980

Health Care Services–0.95%
Quest Diagnostics Inc.	180,799	10,260,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Dynamics Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–3.37%
Ctrip.com International, Ltd.–ADR (China)(b)	179,116	$6,944,327

Marriott International Inc.–Class A	406,365	15,933,572

Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	1,068,451	13,483,852

		36,361,751

Household Products–0.53%
Church & Dwight Co., Inc.	76,376	5,761,805

Human Resource & Employment Services–2.00%
Manpower Inc.	161,638	10,264,013

Robert Half International, Inc.	356,097	11,359,494

		21,623,507

Independent Power Producers & Energy Traders–0.98%
KGEN Power Corp. (Acquired 01/12/07; Cost $13,478,402)(b)(d)	962,743	10,590,173

Industrial Machinery–3.17%
Flowserve Corp.	102,721	12,837,043

Gardner Denver Inc.	133,276	9,747,807

Kennametal Inc.	304,257	11,701,724

		34,286,574

Internet Software & Services–1.97%
Akamai Technologies, Inc.(b)	113,101	4,244,680

MercadoLibre Inc.	97,036	6,383,028

VeriSign, Inc.	301,506	10,640,147

		21,267,855

IT Consulting & Other Services–2.06%
Cognizant Technology Solutions Corp.–Class A(b)	141,874	10,905,854

Teradata Corp.(b)	236,689	11,318,468

		22,224,322

Life Sciences Tools & Services–1.78%
Life Technologies Corp.(b)	183,059	9,769,859

Pharmaceutical Product Development, Inc.	345,835	9,500,087

		19,269,946

Managed Health Care–1.86%
Aetna Inc.	323,557	12,088,090

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $18,389,812)(b)(d)	1,340,000	8,040,000

		20,128,090

Metal & Glass Containers–1.43%
Crown Holdings, Inc.(b)	400,670	15,417,782

Oil & Gas Equipment & Services–2.15%
Oil States International, Inc.(b)	160,604	11,690,365

Weatherford International Ltd.(b)	479,503	11,594,383

		23,284,748

Oil & Gas Exploration & Production–6.57%
Concho Resources Inc.(b)	198,467	21,140,705

Continental Resources, Inc.(b)	214,537	14,916,757

Oasis Petroleum Inc.(b)	369,775	12,764,633

Pioneer Natural Resources Co.	216,488	22,155,382

		70,977,477

Packaged Foods & Meats–1.27%
Hershey Co. (The)	262,601	13,739,284

Pharmaceuticals–1.03%
Shire PLC–ADR (Ireland)	131,417	11,171,759

Precious Metals & Minerals–1.19%
Silver Wheaton Corp. (Canada)	96,742	4,116,372

Stillwater Mining Co.(b)	367,975	8,783,563

		12,899,935

Publishing–1.16%
McGraw-Hill Cos., Inc. (The)	324,406	12,548,024

Real Estate Services–1.66%
Jones Lang LaSalle Inc.	182,537	17,965,292

Research & Consulting Services–1.58%
IHS Inc.–Class A(b)	129,684	10,854,551

Nielsen Holdings N. V. (Netherlands)(b)	235,219	6,254,473

		17,109,024

Restaurants–1.00%
Texas Roadhouse, Inc.	634,906	10,780,704

Security & Alarm Services–0.84%
Corrections Corp. of America(b)	364,866	9,063,271

Semiconductor Equipment–2.68%
Lam Research Corp.(b)	262,390	14,405,211

Teradyne, Inc.(b)	783,647	14,599,344

		29,004,555

Semiconductors–6.43%
Altera Corp.	178,525	7,473,057

Avago Technologies Ltd. (Singapore)	579,179	19,686,294

Cavium Networks, Inc.(b)	251,799	10,872,681

Marvell Technology Group Ltd.(b)	617,099	11,280,570

Micron Technology, Inc.(b)	863,857	9,614,728

TriQuint Semiconductor, Inc.(b)	736,430	10,494,127

		69,421,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Dynamics Fund

	Shares	Value

Specialized Finance–1.37%
Moody’s Corp.	462,756	$14,761,916

Specialty Chemicals–3.23%
Albemarle Corp.	285,088	16,409,665

Lubrizol Corp. (The)	79,435	8,648,088

LyondellBasell Industries N.V.–Class A (Netherlands)(b)	257,807	9,817,291

		34,875,044

Specialty Stores–1.93%
Staples, Inc.	458,588	9,767,924

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	264,313	11,029,782

		20,797,706

Systems Software–2.01%
Check Point Software Technologies Ltd. (Israel)(b)	247,251	12,322,990

Rovi Corp.(b)(c)	169,861	9,413,696

		21,736,686

Technology Distributors–1.35%
Avnet, Inc.(b)	262,163	8,968,596

Tech Data Corp.(b)	113,502	5,627,429

		14,596,025

Trading Companies & Distributors–1.08%
WESCO International, Inc.(b)	201,333	11,721,607

Trucking–1.71%
J.B. Hunt Transport Services, Inc.	260,618	10,844,315

Swift Transportation Co.(b)(c)	529,715	7,638,490

		18,482,805

Wireless Telecommunication Services–0.24%
Crown Castle International Corp.(b)	61,031	2,572,457

Total Common Stocks & Other Equity Interests (Cost $1,040,961,383)		1,069,230,121

Money Market Funds–0.84%
Liquid Assets Portfolio–Institutional Class(e)	4,539,891	4,539,891

Premier Portfolio–Institutional Class(e)	4,539,892	4,539,892

Total Money Market Funds (Cost $9,079,783)		9,079,783

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.79% (Cost $1,050,041,166)		1,078,309,904

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.94%
Liquid Assets Portfolio–Institutional Class (Cost $10,202,154)(e)(f)	10,202,154	10,202,154

TOTAL INVESTMENTS–100.73% (Cost $1,060,243,320)		1,088,512,058

OTHER ASSETS LESS LIABILITIES–(0.73)%		(7,980,800)

NET ASSETS–100.00%		$1,080,531,258

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 28, 2011.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $18,630,173, which represented 1.72% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Dynamics Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $1,040,961,383)*	$1,069,230,121

Investments in affiliated money market funds, at value and cost	19,281,937

Total investments, at value (Cost $1,060,243,320)	1,088,512,058

Receivable for:
Investments sold	39,787,372

Fund shares sold	1,563,374

Dividends	427,033

Investment for trustee deferred compensation and retirement plans	182,663

Other assets	38,262

Total assets	1,130,510,762

Liabilities:
Payable for:
Investments purchased	36,095,461

Fund shares reacquired	2,367,713

Collateral upon return of securities loaned	10,202,154

Accrued fees to affiliates	800,990

Accrued other operating expenses	159,400

Trustee deferred compensation and retirement plans	353,786

Total liabilities	49,979,504

Net assets applicable to shares outstanding	$1,080,531,258

Net assets consist of:
Shares of beneficial interest	$1,400,746,368

Undistributed net investment income (loss)	(320,398)

Undistributed net realized gain (loss)	(348,163,975)

Unrealized appreciation	28,269,263

$1,080,531,258

Net Assets:
Class A	$144,117,731

Class B	$15,179,490

Class C	$18,761,924

Class R	$3,071,436

Class Y	$12,655,541

Investor Class	$802,241,076

Institutional Class	$84,504,060

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,065,881

Class B	683,113

Class C	860,923

Class R	131,071

Class Y	529,507

Investor Class	33,766,091

Institutional Class	3,400,861

Class A:
Net asset value per share	$23.76

Maximum offering price per share (Net asset value of $23.76 divided by 94.50%)	$25.14

Class B:
Net asset value and offering price per share	$22.22

Class C:
Net asset value and offering price per share	$21.79

Class R:
Net asset value and offering price per share	$23.43

Class Y:
Net asset value and offering price per share	$23.90

Investor Class:
Net asset value and offering price per share	$23.76

Institutional Class:
Net asset value and offering price per share	$24.85

*	At February 28, 2011, securities with an aggregate value of $9,413,609 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Dynamics Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Dividends (net of foreign withholding taxes of $37,138)	$11,126,014

Dividends from affiliated money market funds (includes securities lending income of $90,202)	134,591

Total investment income	11,260,605

Expenses:
Advisory fees	5,561,428

Administrative services fees	291,676

Custodian fees	43,783

Distribution fees:
Class A	324,984

Class B	151,632

Class C	178,478

Class R	13,897

Investor Class	1,848,209

Transfer agent fees — A, B, C, R, Y and Investor	2,337,396

Transfer agent fees — Institutional	85,312

Trustees’ and officers’ fees and benefits	41,975

Other	355,005

Total expenses	11,233,775

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(55,003)

Net expenses	11,178,772

Net investment income	81,833

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $7,846,482)	366,202,684

Foreign currencies	(110,302)

366,092,382

Change in net unrealized appreciation (depreciation) of:
Investment securities	(105,585,468)

Foreign currencies	238

(105,585,230)

Net realized and unrealized gain	260,507,152

Net increase in net assets resulting from operations	$260,588,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Dynamics Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income (loss)	$81,833	$(3,089,700)	$(5,859,756)

Net realized gain (loss)	366,092,382	75,794,435	(329,277,494)

Change in net unrealized appreciation (depreciation)	(105,585,230)	95,135,889	(50,121,889)

Net increase (decrease) in net assets resulting from operations	260,588,985	167,840,624	(385,259,139)

Share transactions–net:
Class A	(13,244,111)	(12,399,395)	(24,953,856)

Class B	(4,973,074)	(3,359,698)	(10,397,817)

Class C	(4,565,824)	(160,988)	(5,336,266)

Class R	(299,635)	(131,291)	(650,552)

Class Y	3,015,557	(36,845)	6,609,581

Investor Class	(142,453,125)	(85,062,738)	(117,202,156)

Institutional Class	(38,127,229)	2,211,824	(71,892,634)

Net increase (decrease) in net assets resulting from share transactions	(200,647,441)	(98,939,131)	(223,823,700)

Net increase (decrease) in net assets	59,941,544	68,901,493	(609,082,839)

Net assets:
Beginning of year	1,020,589,714	951,688,221	1,560,771,060

End of year (includes undistributed net investment income (loss) of $(320,398), $(291,929) and $(647,120), respectively)	$1,080,531,258	$1,020,589,714	$951,688,221

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Dynamics Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

14        Invesco Dynamics Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15        Invesco Dynamics Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Dynamics Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $48,948.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,518.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $16,046 in front-end sales commissions from the sale of Class A shares and $8, $17,640 and $1,853 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

17        Invesco Dynamics Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,069,881,885	$—	$18,630,173	$1,088,512,058

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities purchases of $54,155,525 and securities sales of $24,877,206, which resulted in net realized gains (losses) of $7,846,482.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,537.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $5,069 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Dynamics Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the Year Ended July 31, 2009:

There were no ordinary income or long term capital gains distributions paid during the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009.

Tax Components of Net Assets at Period-End:

As of February 28, 2011, the components of net assets on a tax basis were as follows:

2011

Undistributed ordinary income	$1

Undistributed long-term gain	(1)

Net unrealized appreciation — investments	28,079,032

Net unrealized appreciation — other investments	524

Temporary book/tax differences	(285,400)

Post-October currency loss deferrals	(34,998)

Capital loss carryforward	(347,974,268)

Shares of beneficial interest	1,400,746,368

Total net assets	$1,080,531,258

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $366,332,180 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$221,384,880

February 28, 2018	126,589,388

Total capital loss carryforward	$347,974,268

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $1,506,255,798 and $1,696,961,618, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$55,105,667

Aggregate unrealized (depreciation) of investment securities	(27,026,635)

Net unrealized appreciation of investment securities	$28,079,032

Cost of investments for tax purposes is $1,060,433,026.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on February 28, 2011, undistributed net investment income (loss) was decreased by $110,302, undistributed net realized gain (loss) was increased by $1,688,513,110 and shares of beneficial interest decreased by $1,688,402,808. This reclassification had no effect on the net assets of the Fund.

19        Invesco Dynamics Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,794,377	$36,630,538	637,134	$11,074,150	2,753,255	$37,135,798

Class B	124,410	2,376,288	68,475	1,139,917	322,082	3,988,481

Class C	130,426	2,470,674	124,923	2,019,960	208,675	2,597,033

Class R	51,739	1,050,914	32,458	555,114	68,491	940,487

Class Y(b)	262,289	5,154,852	9,933	172,405	581,189	9,007,387

Investor Class	3,404,709	69,112,619	2,185,522	37,526,429	4,659,505	64,549,183

Institutional Class	835,847	16,827,569	1,111,247	19,015,783	916,336	13,157,867

Automatic conversion of Class B shares to Class A shares:
Class A	193,281	3,831,822	124,357	2,125,878	442,948	6,140,645

Class B	(205,798)	(3,831,822)	(131,689)	(2,125,878)	(466,119)	(6,140,645)

Reacquired:
Class A(b)	(2,702,530)	(53,706,471)	(1,494,823)	(25,599,423)	(5,125,712)	(68,230,299)

Class B	(189,573)	(3,517,540)	(146,000)	(2,373,737)	(650,054)	(8,245,653)

Class C	(389,059)	(7,036,498)	(139,661)	(2,180,948)	(621,240)	(7,933,299)

Class R	(67,219)	(1,350,549)	(40,915)	(686,405)	(109,163)	(1,591,039)

Class Y	(108,069)	(2,139,295)	(12,013)	(209,250)	(203,822)	(2,397,806)

Investor Class(b)	(10,734,043)	(211,565,744)	(7,155,673)	(122,589,167)	(13,038,359)	(181,751,339)

Institutional Class	(2,721,527)	(54,954,798)	(940,628)	(16,803,959)	(4,606,934)	(85,050,501)

Net increase (decrease) in share activity	(10,320,740)	$(200,647,441)	(5,767,353)	$(98,939,131)	(14,868,922)	$(223,823,700)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	524,895	$8,251,352

Class A	(503,942)	(7,921,977)

Investor Class	(20,953)	(329,375)

20        Invesco Dynamics Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset		(losses) on					net assets		assets without		investment
	value,	Net	securities (both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(loss)(a)	unrealized)	operations	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$18.28	$(0.00)	$5.48	$5.48	$23.76	29.98%	$144,118	1.12	%(d)	1.13	%(d)	(0.01	)%(d)	155%
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	18.28	18.32	123,940	1.12	(e)	1.12	(e)	(0.55	)(e)	38
Year ended 07/31/09	20.41	(0.09)	(4.87)	(4.96)	15.45	(24.30)	116,128	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.10)	(3.20)	20.41	(13.55)	192,706	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.86	(0.11)	4.86	4.75	23.61	25.18	218,469	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.05)	1.20	1.15	18.86	6.49	135,778	1.06		1.06		(0.24)		120

Class B
Year ended 02/28/11	17.22	(0.14)	5.14	5.00	22.22	29.04	15,179	1.87	(d)	1.88	(d)	(0.76	)(d)	155
Seven months ended 02/28/10	14.63	(0.12)	2.71	2.59	17.22	17.70	16,431	1.87	(e)	1.87	(e)	(1.30	)(e)	38
Year ended 07/31/09	19.45	(0.19)	(4.63)	(4.82)	14.63	(24.78)	17,015	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.68	(0.26)	(2.97)	(3.23)	19.45	(14.24)	38,079	1.80		1.80		(1.20)		112
Year ended 07/31/07	18.25	(0.26)	4.69	4.43	22.68	24.28	63,742	1.78		1.78		(1.24)		99
Year ended 07/31/06	17.27	(0.19)	1.17	0.98	18.25	5.67	64,434	1.81		1.81		(0.99)		120

Class C
Year ended 02/28/11	16.89	(0.14)	5.04	4.90	21.79	29.01	18,762	1.87	(d)	1.88	(d)	(0.76	)(d)	155
Seven months ended 02/28/10	14.34	(0.12)	2.67	2.55	16.89	17.78	18,911	1.87	(e)	1.87	(e)	(1.30	)(e)	38
Year ended 07/31/09	19.08	(0.18)	(4.56)	(4.74)	14.34	(24.84)	16,271	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.25	(0.26)	(2.91)	(3.17)	19.08	(14.25)	29,517	1.80		1.80		(1.20)		112
Year ended 07/31/07	17.90	(0.26)	4.61	4.35	22.25	24.30	37,089	1.78		1.78		(1.24)		99
Year ended 07/31/06	16.93	(0.18)	1.15	0.97	17.90	5.73	32,577	1.81		1.81		(0.99)		120

Class R
Year ended 02/28/11	18.08	(0.05)	5.40	5.35	23.43	29.59	3,071	1.37	(d)	1.38	(d)	(0.26	)(d)	155
Seven months ended 02/28/10	15.31	(0.08)	2.85	2.77	18.08	18.09	2,649	1.37	(e)	1.37	(e)	(0.80	)(e)	38
Year ended 07/31/09	20.26	(0.12)	(4.83)	(4.95)	15.31	(24.43)	2,373	1.46		1.46		(0.87)		104
Year ended 07/31/08	23.51	(0.16)	(3.09)	(3.25)	20.26	(13.82)	3,965	1.30		1.30		(0.70)		112
Year ended 07/31/07	18.82	(0.16)	4.85	4.69	23.51	24.92	4,374	1.28		1.28		(0.74)		99
Year ended 07/31/06(f)	17.05	(0.07)	1.84	1.77	18.82	10.38	2,430	1.33	(e)	1.33	(e)	(0.51	)(e)	120

Class Y
Year ended 02/28/11	18.34	0.05	5.51	5.56	23.90	30.32	12,656	0.87	(d)	0.88	(d)	0.24	(d)	155
Seven months ended 02/28/10	15.48	(0.03)	2.89	2.86	18.34	18.47	6,883	0.87	(e)	0.87	(e)	(0.30	)(e)	38
Year ended 07/31/09(f)	15.72	(0.04)	(0.20)	(0.24)	15.48	(1.53)	5,843	1.00	(e)	1.00	(e)	(0.41	)(e)	104

Investor Class
Year ended 02/28/11	18.28	(0.00)	5.48	5.48	23.76	29.98	802,241	1.12	(d)	1.13	(d)	(0.01	)(d)	155
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	18.28	18.32	751,148	1.12	(e)	1.12	(e)	(0.55	)(e)	38
Year ended 07/31/09	20.40	(0.09)	(4.86)	(4.95)	15.45	(24.26)	711,934	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.11)	(3.21)	20.40	(13.60)	1,110,821	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.85	(0.11)	4.87	4.76	23.61	25.25	1,560,651	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.04)	1.18	1.14	18.85	6.44	1,530,105	1.06		1.06		(0.24)		120

Institutional Class
Year ended 02/28/11	19.03	0.08	5.74	5.82	24.85	30.58	84,504	0.72	(d)	0.72	(d)	0.40	(d)	155
Seven months ended 02/28/10	16.05	(0.01)	2.99	2.98	19.03	18.57	100,629	0.67	(e)	0.67	(e)	(0.10	)(e)	38
Year ended 07/31/09	21.08	(0.02)	(5.01)	(5.03)	16.05	(23.86)	82,123	0.72		0.72		(0.13)		104
Year ended 07/31/08	24.31	(0.02)	(3.21)	(3.23)	21.08	(13.29)	185,683	0.66		0.66		(0.06)		112
Year ended 07/31/07	19.33	(0.02)	5.00	4.98	24.31	25.76	168,767	0.64		0.64		(0.10)		99
Year ended 07/31/06	18.08	0.03	1.22	1.25	19.33	6.91	66,829	0.63		0.63		0.19		120

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $129,993, $15,163, $17,848, $2,779, $10,904, $739,284 and $91,314 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y, respectively.

21        Invesco Dynamics Fund

NOTE 13 — Distribution of Settled Enforcement Actions Related to Market Timing

On May 23, 2008, the Securities and Exchange Commission (“SEC”) publicly posted its final approval of the Distribution Plan (“Distribution Plan”) for the distribution of monies placed into Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. (“IFG”) and the SEC. The Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The Distributions to eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds has commenced. The Distribution Plan includes a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. At this time, management of Invesco and the Fund are unable to estimate the residual distribution to the Fund, if any.

22        Invesco Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamics Fund (formerly known as AIM Dynamics Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

23        Invesco Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,373.40	$6.47	$1,019.34	$5.51	1.10%

B	1,000.00	1,368.20	10.86	1,015.62	9.25	1.85

C	1,000.00	1,367.90	10.86	1,015.62	9.25	1.85

R	1,000.00	1,371.00	7.94	1,018.10	6.76	1.35

Y	1,000.00	1,375.10	5.01	1,020.58	4.26	0.85

Investor	1,000.00	1,373.40	6.47	1,019.34	5.51	1.10

Institutional	1,000.00	1,376.70	4.13	1,021.32	3.51	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        Invesco Dynamics Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Dynamics Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities.
Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-DYN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Global Real Estate Fund

Nasdaq:
A: AGREX ▪ B: BGREX ▪ C: CGREX ▪ R: RGREX ▪ Y: ARGYX ▪ Institutional: IGREX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Global Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
Returns from listed real estate were generally positive during the fiscal year ended February 28, 2011, reflecting a positive sentiment toward asset classes and equity sectors capable of delivering attractive yields. As a result, Invesco Global Real Estate Fund, at net asset value (NAV), delivered positive returns over the period and outperformed the Fund’s broad market index, the MSCI World Index, by a wide margin. The Fund’s underperformance relative to its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, was primarily the result of security selection within U.S. REITs.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.61%

Class B Shares	24.61

Class C Shares	24.60

Class R Shares	25.30

Class Y Shares	25.89

Institutional Class Shares	26.37

MSCI World Index▼ (Broad Market Index)	21.67

FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	29.25

Lipper Global Real Estate Funds Category Average▼ (Peer Group)	27.12

▼Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the U.S. and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying U.S. and non-U.S. property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.
     We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high

Portfolio Composition
By country

United States	42.7%

Hong Kong	13.0

Japan	12.1

Australia	8.8

United Kingdom	6.2

France	3.9

Singapore	3.8

Netherlands	2.1

Countries each less than 2.0% of portfolio	5.9

Money Market Funds Plus Other Assets
Less Liabilities	1.5

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	4.3%

2.	Sun Hung Kai Properties Ltd.	4.1

3.	Mitsui Fudosan Co., Ltd.	3.2

4.	Vornado Realty Trust	2.9

5.	Host Hotels & Resorts, Inc.	2.6

6.	Mitsubishi Estate Co. Ltd.	2.3

7.	Westfield Group	2.3

8.	Equity Residential	2.1

9.	Sumitomo Realty &
	Development Co., Ltd.	2.0

10.	Stockland	1.9

unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting concerns of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.
     The major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the MSCI World Index posted gains. More economically sensitive sectors such as energy, consumer discretionary, industrials and materials had the highest returns, while less economically sensitive sectors such as health care and consumer staples had some of the lowest returns.
     Given this environment, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, and the Fund at NAV produced gains for the year and outperformed the broad market, as measured by the MSCI World Index. The Fund, however, underperformed its style-specific benchmark for the fiscal year. Stock selection in U.S. REITs and Hong Kong and German listed real estate securities detracted from relative performance. An overweight position in Hong Kong and an underweight position in Germany also negatively affected Fund performance. A minor cash weight was detrimental to the Fund’s performance in comparison to that of the benchmark, which lacks cash, given the gains in equity markets. Conversely, security selection in Singapore and an overweight exposure in France positively affected relative Fund performance, as did security selection and an overweight position in the Netherlands.

Total Net Assets	$890.3 million

Total Number of Holdings*	115
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 Invesco Global Real Estate Fund

     Top contributors during the year included Simon Property Group and Sun Hung Kai Properties. Simon Property Group, a REIT that offers an attractive portfolio of top-tier U.S. regional malls, benefited from improvement in regional mall fundamentals. Sun Hung Kai Properties is one of the largest property companies in Hong Kong, focusing on premium quality residential and commercial development.
     Top detractors from the Fund’s performance included Henderson Land Development and Unite Group, two property development companies that experienced lackluster performance following strong returns in 2009. Henderson Land Development focuses on residential and commercial property development in Hong Kong and mainland China, while Unite Group focuses on student residential accommodations in the U.K.
     At the end of the fiscal year and relative to our style-specific benchmark, we were modestly overweight in Japan, Hong Kong/China and the Netherlands. Conversely, we were underweight in Canada and Singapore. The Fund had no exposure to Germany and Belgium, while the index had modest exposure to these countries.
     We maintained our bias toward companies with higher quality assets and tenant rosters and flexile balance sheets with longer-term debt maturities. As a result of improvements in economic growth, we sought to add positions in companies capable of delivering higher cash flow growth. We continued to maintain a well-diversified portfolio across all property types and global economic regions based on a combination of relative fundamentals and stock valuations. (Of course, diversification doesn’t guarantee a profit or eliminate the risk of loss.)
     We thank you for your continued investment in Invesco Global Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance as well as his M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
James Cowen
Portfolio manager, is manager of Invesco Global Real Estate Fund. Mr. Cowen has worked in the real estate industry since 1997 and joined Invesco in 2001. He earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas.
James Trowbridge
Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned a B.S. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from The University of Texas at Arlington and an M.B.A. from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

5 Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)		4.54%

5	Years	0.35

1	Year	18.76

Class B Shares

Inception (4/29/05)		4.64%

5	Years	0.42

1	Year	19.61

Class C Shares

Inception (4/29/05)		4.78%

5	Years	0.73

1	Year	23.60

Class R Shares

Inception (4/29/05)		5.31%

5	Years	1.25

1	Year	25.30

Class Y Shares

Inception		5.68%

5	Years	1.63

1	Year	25.89

Institutional Class Shares

Inception (4/29/05)		6.03%

5	Years	1.98

1	Year	26.37
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)		3.94%

5	Years	1.15

1	Year	10.55

Class B Shares

Inception (4/29/05)		4.06%

5	Years	1.20

1	Year	11.14

Class C Shares

Inception (4/29/05)		4.20%

5	Years	1.51

1	Year	15.14

Class R Shares

Inception (4/29/05)		4.73%

5	Years	2.05

1	Year	16.69

Class Y Shares

Inception		5.11%

5	Years	2.43

1	Year	17.37

Institutional Class Shares

Inception (4/29/05)		5.45%

5	Years	2.78

1	Year	17.69
sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

continued from page 8

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
■	The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AGREX
Class B Shares	BGREX
Class C Shares	CGREX
Class R Shares	RGREX
Class Y Shares	ARGYX
Institutional Class Shares	IGREX

8 Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.43%
Australia–8.77%
CFS Retail Property Trust	4,335,897	$8,315,960

Charter Hall Retail REIT	132,362	433,660

Dexus Property Group	6,832,034	5,968,942

Goodman Group	19,077,778	13,663,094

ING Office Fund	7,384,276	4,603,478

Stockland	4,424,428	17,166,837

Westfield Group	2,024,032	20,167,704

Westfield Retail Trust	2,844,865	7,752,129

		78,071,804

Austria–0.51%
Conwert Immobilien Invest S.E.	274,014	4,576,480

Brazil–0.16%
Multiplan Empreendimentos Imobiliarios S.A.	73,600	1,432,376

Canada–1.69%
Canadian REIT	105,200	3,592,961

Chartwell Senior Housing REIT	478,600	4,307,006

Morguard REIT	39,600	574,918

Primaris Retail REIT	311,800	6,549,341

		15,024,226

China–1.38%
Agile Property Holdings Ltd.	3,604,000	4,573,832

Evergrande Real Estate Group Ltd.	7,996,000	3,776,411

KWG Property Holding Ltd.	1,234,000	800,909

Shimao Property Holdings Ltd.	2,281,500	3,126,908

		12,278,060

Finland–0.61%
Citycon Oyj	109,688	484,488

Sponda Oyj	908,649	4,954,122

		5,438,610

France–3.91%
Fonciere des Regions	43,989	4,776,686

Klepierre	187,211	7,303,884

Mercialys	53,491	2,034,486

Societe Immobiliere de Location pour I’Industrie et le Commerce	27,927	3,607,673

Unibail-Rodamco S.E.	84,931	17,080,449

		34,803,178

Hong Kong–13.00%
China Overseas Land & Investment Ltd.	4,315,330	7,177,584

Hang Lung Properties Ltd.	3,512,000	14,971,546

Henderson Land Development Co. Ltd.	446,000	2,834,405

Hongkong Land Holdings Ltd.	2,413,000	16,557,877

Hysan Development Co. Ltd.	1,410,000	6,336,672

Kerry Properties Ltd.	1,279,400	6,213,497

Link REIT (The)	1,899,000	5,857,279

Sino Land Co. Ltd.	3,652,000	6,662,507

Sun Hung Kai Properties Ltd.	2,272,000	36,768,445

Wharf (Holdings) Ltd. (The)	1,837,000	12,041,455

Wharf (Holdings) Ltd. (The)–Rts(a)	183,700	343,199

		115,764,466

Italy–0.43%
Beni Stabili S.p.A.	3,742,362	3,838,028

Japan–12.12%
Advance Resident Investment	726	1,511,386

AEON Mall Co., Ltd.	196,200	5,236,601

Frontier Real Estate Investment Corp.	132	1,252,261

Japan Prime Realty Investment Corp.	1,394	3,886,055

Japan Real Estate Investment Corp.	686	7,062,998

Japan Retail Fund Investment Corp.	1,634	2,809,944

Kenedix Realty Investment Corp.	882	4,163,023

Mitsubishi Estate Co. Ltd.	1,002,000	20,520,851

Mitsui Fudosan Co., Ltd.	1,346,000	28,664,035

Nippon Building Fund, Inc.	713	7,483,728

ORIX JREIT Inc.	299	1,725,980

Sumitomo Realty & Development Co., Ltd.	670,000	18,015,571

Tokyu Land Corp.	961,000	5,520,862

		107,853,295

Malta–0.00%
BGP Holdings PLC(a)	10,349,872	0

Netherlands–2.07%
Corio N.V.	155,310	10,301,761

Eurocommercial Properties N.V.	42,374	2,032,779

Wereldhave N.V.	59,897	6,080,141

		18,414,681

Singapore–3.80%
CapitaCommercial Trust	3,014,000	3,277,174

Capitaland Ltd.	3,782,500	9,711,193

CapitaMall Trust	3,259,563	4,653,075

Global Logistic Properties Ltd.(a)	2,726,000	4,084,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Real Estate Fund

	Shares	Value

Singapore–(continued)

Keppel Land Ltd.	2,040,000	$6,792,749

Suntec REIT	4,548,000	5,292,114

		33,810,550

Sweden–0.64%
Castellum A.B.	401,728	5,740,058

Switzerland–0.47%
Swiss Prime Site AG(a)	56,033	4,141,097

United Kingdom–6.16%
Big Yellow Group PLC	573,416	3,011,940

British Land Co. PLC	905,111	8,603,714

Derwent London PLC	228,628	6,313,077

Great Portland Estates PLC	459,831	2,899,132

Hammerson PLC	941,554	7,136,714

Hansteen Holdings PLC	736,589	1,030,143

Land Securities Group PLC	1,112,582	13,890,618

Segro PLC	935,491	4,898,571

Shaftesbury PLC	593,885	4,604,819

Unite Group PLC(a)	760,328	2,477,837

		54,866,565

United States–42.71%
Acadia Realty Trust	203,239	4,024,132

Alexandria Real Estate Equities, Inc.	88,505	7,098,101

AMB Property Corp.	252,200	9,175,036

AvalonBay Communities, Inc.	105,008	12,709,118

Boston Properties, Inc.	168,372	16,150,242

BRE Properties, Inc.(a)	113,900	5,411,389

Brookfield Properties Corp.	817,415	14,341,795

Camden Property Trust	221,117	13,083,493

CBL & Associates Properties, Inc.	75,131	1,341,088

DiamondRock Hospitality Co.(a)	392,424	4,614,906

Digital Realty Trust, Inc.	146,082	8,592,543

Douglas Emmett, Inc.	160,400	3,007,500

Duke Realty Corp.	273,364	3,846,231

Equity Residential	338,725	18,667,135

Essex Property Trust, Inc.	110,735	13,706,778

Extra Space Storage, Inc.	270,600	5,344,350

General Growth Properties, Inc.(a)	126,600	2,015,472

HCP, Inc.	41,668	1,583,384

Health Care REIT, Inc.	315,985	16,500,737

Hersha Hospitality Trust	354,100	2,326,437

Highwoods Properties, Inc.	190,300	6,456,879

Host Hotels & Resorts Inc.	1,242,872	22,868,845

Kilroy Realty Corp.	95,369	3,695,549

Kimco Realty Corp.	882,100	17,095,098

LaSalle Hotel Properties	77,500	2,186,275

Liberty Property Trust	127,626	4,309,930

Macerich Co. (The)	269,984	13,671,990

Mid-America Apartment Communities, Inc.	72,700	4,723,319

Nationwide Health Properties, Inc.	159,076	6,798,908

Piedmont Office Realty Trust Inc.–Class A	134,405	2,688,100

ProLogis	761,427	12,380,803

PS Business Parks, Inc.	17,899	1,128,353

Public Storage	27,600	3,098,100

Regency Centers Corp.	285,083	12,900,006

Retail Opportunity Investments Corp.	166,777	1,834,547

Senior Housing Properties Trust	152,516	3,742,743

Simon Property Group, Inc.	345,440	38,012,218

SL Green Realty Corp.	186,812	14,147,273

Sovran Self Storage, Inc.	84,700	3,286,360

Starwood Hotels & Resorts Worldwide, Inc.	103,514	6,324,705

Ventas, Inc.	135,271	7,496,719

Vornado Realty Trust	272,020	25,387,627

Washington Real Estate Investment Trust	78,300	2,446,186

		380,220,400

Total Common Stocks & Other Equity Interests (Cost $709,175,274)		876,273,874

Money Market Funds–1.20%
Liquid Assets Portfolio–Institutional Class(b)	5,354,147	5,354,147

Premier Portfolio–Institutional Class(b)	5,354,147	5,354,147

Total Money Market Funds (Cost $10,708,294)		10,708,294

TOTAL INVESTMENTS–99.63% (Cost $719,883,568)		886,982,168

OTHER ASSETS LESS LIABILITIES–0.37%		3,327,844

NET ASSETS–100.00%		$890,310,012

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $709,175,274)	$876,273,874

Investments in affiliated money market funds, at value and cost	10,708,294

Total investments, at value (Cost $719,883,568)	886,982,168

Foreign currencies, at value (Cost $3,231,447)	3,253,812

Receivable for:
Investments sold	17,162,454

Fund shares sold	2,754,690

Dividends	1,658,699

Investment for trustee deferred compensation and retirement plans	14,393

Other assets	34,450

Total assets	911,860,666

Liabilities:
Payable for:
Investments purchased	19,726,731

Fund shares reacquired	915,527

Dividends	173

Accrued fees to affiliates	708,519

Accrued other operating expenses	154,313

Trustee deferred compensation and retirement plans	45,391

Total liabilities	21,550,654

Net assets applicable to shares outstanding	$890,310,012

Net assets consist of:
Shares of beneficial interest	$1,002,301,461

Undistributed net investment income	(18,865,545)

Undistributed net realized gain (loss)	(260,216,142)

Unrealized appreciation	167,090,238

$890,310,012

Net Assets:
Class A	$295,581,883

Class B	$15,047,211

Class C	$44,884,904

Class R	$12,570,764

Class Y	$182,980,846

Institutional Class	$339,244,404

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	27,283,901

Class B	1,391,985

Class C	4,150,473

Class R	1,160,956

Class Y	16,871,909

Institutional Class	31,331,226

Class A:
Net asset value per share	$10.83

Maximum offering price per share
(Net asset value of $10.83 divided by 94.50%)	$11.46

Class B:
Net asset value and offering price per share	$10.81

Class C:
Net asset value and offering price per share	$10.81

Class R:
Net asset value and offering price per share	$10.83

Class Y:
Net asset value and offering price per share	$10.85

Institutional Class:
Net asset value and offering price per share	$10.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Dividends (net of foreign withholding taxes of $827,591)	$27,857,906

Dividends from affiliated money market funds	13,906

Total investment income	27,871,812

Expenses:
Advisory fees	5,311,279

Administrative services fees	214,979

Custodian fees	252,430

Distribution fees:
Class A	638,076

Class B	148,185

Class C	412,305

Class R	54,599

Transfer agent fees — A, B, C, R and Y	1,494,485

Transfer agent fees — Institutional	112,049

Trustees’ and officers’ fees and benefits	33,531

Other	353,094

Total expenses	9,025,012

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(18,870)

Net expenses	9,006,142

Net investment income	18,865,670

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	30,469,474

Foreign currencies	(552,587)

29,916,887

Change in net unrealized appreciation of:
Investment securities	118,716,644

Foreign currencies	7,499

118,724,143

Net realized and unrealized gain	148,641,030

Net increase in net assets resulting from operations	$167,506,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

		Seven
	Year ended	months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$18,865,670	$5,604,908	$9,469,576

Net realized gain (loss)	29,916,887	(13,255,599)	(190,170,240)

Change in net unrealized appreciation	118,724,143	61,750,012	22,713,449

Net increase (decrease) in net assets resulting from operations	167,506,700	54,099,321	(157,987,215)

Distributions to shareholders from net investment income:
Class A	(11,395,313)	(5,901,435)	(2,828,423)

Class B	(541,881)	(333,932)	(89,502)

Class C	(1,537,039)	(848,789)	(211,777)

Class R	(487,430)	(219,618)	(52,466)

Class Y	(7,189,551)	(3,115,320)	(162,576)

Institutional Class	(12,925,889)	(3,790,875)	(743,157)

Total distributions from net investment income	(34,077,103)	(14,209,969)	(4,087,901)

Distributions to shareholders from net realized gains:
Class A	—	—	(299,495)

Class B	—	—	(23,910)

Class C	—	—	(56,178)

Class R	—	—	(6,832)

Class Y	—	—	(495)

Institutional Class	—	—	(47,347)

Total distributions from net realized gains	—	—	(434,257)

Share transactions–net:
Class A	14,028,112	5,570,930	(59,078,019)

Class B	(2,447,479)	(1,493,592)	(7,479,613)

Class C	(1,634,300)	(466,460)	(16,726,250)

Class R	1,373,919	1,008,046	2,129,794

Class Y	32,986,861	64,640,561	41,974,888

Institutional Class	106,649,746	88,686,405	39,394,943

Net increase in net assets resulting from share transactions	150,956,859	157,945,890	215,743

Net increase (decrease) in net assets	284,386,456	197,835,242	(162,293,630)

Net assets:
Beginning of year	605,923,556	408,088,314	570,381,944

End of year (includes undistributed net investment income of $(18,865,545) and $(11,422,156) and $(5,623,648), respectively)	$890,310,012	$605,923,556	$408,088,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Global Real Estate Fund

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14        Invesco Global Real Estate Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

15        Invesco Global Real Estate Fund

K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. The Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $16,186.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $667.

16        Invesco Global Real Estate Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $30,179 in front-end sales commissions from the sale of Class A shares and $39, $33,519 and $4,974 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

17        Invesco Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$—	$78,071,804	$—	$78,071,804

Austria	4,576,480	—	—	4,576,480

Brazil	1,432,376	—	—	1,432,376

Canada	15,024,226	—	—	15,024,226

China	—	12,278,060	—	12,278,060

Finland	5,438,610	—	—	5,438,610

France	34,803,178	—	—	34,803,178

Hong Kong	33,349,673	82,071,594	343,199	115,764,466

Italy	3,838,028	—	—	3,838,028

Japan	11,226,021	96,627,274	—	107,853,295

Malta	—	—	0	0

Netherlands	12,334,540	6,080,141	—	18,414,681

Singapore	5,292,114	28,518,436	—	33,810,550

Sweden	—	5,740,058	—	5,740,058

Switzerland	4,141,097	—	—	4,141,097

United Kingdom	32,372,233	22,494,332	—	54,866,565

United States	390,928,694	—	—	390,928,694

Total Investments	$554,757,270	$331,881,699	$343,199	$886,982,168

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $2,017.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $4,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

18        Invesco Global Real Estate Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year ended July 31, 2009:

	2011	2010	2009

Ordinary income	$34,077,103	$14,209,969	$4,094,228

Long-term capital gain	—	—	427,930

Total distributions	$34,077,103	$14,209,969	$4,522,158

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$9,545,586

Net unrealized appreciation — investments	101,558,733

Net unrealized appreciation (depreciation) — other investments	(8,362)

Temporary book/tax differences	(43,677)

Post-October deferrals	(105,342)

Capital loss carryforward	(222,938,387)

Shares of beneficial interest	1,002,301,461

Total net assets	$890,310,012

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $11,404,429 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$111,491,245

February 28, 2018	111,447,142

Total capital loss carryforward	$222,938,387

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $701,659,173 and $564,637,030, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$104,684,299

Aggregate unrealized (depreciation) of investment securities	(3,125,566)

Net unrealized appreciation of investment securities	$101,558,733

Cost of investments for tax purposes is $785,423,435.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on February 28, 2011, undistributed net investment income was increased by $7,768,044 and undistributed net realized gain (loss) was decreased by $7,768,044. This reclassification had no effect on the net assets of the Fund.

19        Invesco Global Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	8,346,551	$83,352,663	4,535,320	$41,273,207	9,573,707	$75,027,647

Class B	107,495	1,064,931	84,501	760,043	151,418	1,227,483

Class C	641,720	6,411,402	597,323	5,406,216	959,831	7,645,777

Class R	571,281	5,709,619	311,574	2,835,400	544,463	3,975,666

Class Y(b)	7,388,638	73,504,704	8,476,504	76,304,679	7,089,627	46,426,201

Institutional Class	13,752,218	138,156,232	11,120,454	99,107,259	6,739,484	51,167,511

Issued as reinvestment of dividends:
Class A	1,071,258	10,799,762	552,668	5,083,818	360,241	2,820,518

Class B	51,611	522,226	32,975	302,741	13,594	103,571

Class C	146,032	1,479,616	83,292	764,659	31,863	244,436

Class R	48,273	487,401	23,882	219,538	7,914	59,219

Class Y	698,690	7,036,089	325,821	3,000,138	23,120	148,106

Institutional Class	1,130,140	11,365,490	336,870	3,098,178	98,043	749,803

Automatic conversion of Class B shares to Class A shares:
Class A	132,960	1,327,223	74,984	676,118	210,709	1,595,244

Class B	(131,782)	(1,327,223)	(75,057)	(676,118)	(210,923)	(1,595,244)

Reacquired:(c)
Class A(b)	(8,237,449)	(81,451,536)	(4,583,264)	(41,462,213)	(18,623,841)	(138,521,428)

Class B	(279,800)	(2,707,413)	(208,390)	(1,880,258)	(964,567)	(7,215,423)

Class C	(969,694)	(9,525,318)	(732,752)	(6,637,335)	(3,298,877)	(24,616,463)

Class R	(486,647)	(4,823,101)	(225,281)	(2,046,892)	(243,898)	(1,905,091)

Class Y	(4,815,470)	(47,553,932)	(1,621,956)	(14,664,256)	(693,065)	(4,599,419)

Institutional Class	(4,268,632)	(42,871,976)	(1,463,961)	(13,519,032)	(1,544,318)	(12,522,371)

Net increase in share activity	14,897,393	$150,956,859	17,645,507	$157,945,890	224,525	$215,743

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	43,776	$419,372

Class A	(43,776)	(419,372)

(c)	Net of redemption fees of $24,391, $23,428 and $13,115 allocated among the classes based on relative net assets of each class for the year ended February 28, 2011, the seven months ended February 28, 2010 and the year ended July 31, 2009, respectively.

20        Invesco Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period(a)	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$9.01	$0.24	(d)(e)	$2.03	$2.27	$(0.45)	$—	$(0.45)	$10.83	25.61%	$295,582	1.43	%(f)	1.43	%(f)	2.46	%(e)(f)	80%
Seven months ended 02/28/10	8.22	0.09	(d)	0.93	1.02	(0.23)	—	(0.23)	9.01	12.36	233,895	1.40	(g)	1.40	(g)	1.68	(g)	46
Year ended 07/31/09	11.54	0.22	(d)	(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(27.79)	208,752	1.59		1.59		2.79		78
Year ended 07/31/08	14.88	0.23	(d)	(2.19)	(1.96)	(0.90)	(0.48)	(1.38)	11.54	(14.46)	390,981	1.38		1.38		1.66		59
Year ended 07/31/07	13.50	0.18	(d)	1.83	2.01	(0.47)	(0.16)	(0.63)	14.88	14.88	481,099	1.36		1.36		1.12		46
Year ended 07/31/06	10.99	0.18		2.57	2.75	(0.23)	(0.01)	(0.24)	13.50	25.31	162,427	1.41		1.57		1.39		31

Class B
Year ended 02/28/11	8.99	0.17	(d)(e)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.75	15,047	2.18	(f)	2.18	(f)	1.71	(e)(f)	80
Seven months ended 02/28/10	8.21	0.05	(d)	0.93	0.98	(0.20)	—	(0.20)	8.99	11.85	14,780	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.53	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(28.35)	14,870	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.19)	(2.06)	(0.79)	(0.48)	(1.27)	11.53	(15.09)	32,535	2.13		2.13		0.91		59
Year ended 07/31/07	13.49	0.06	(d)	1.83	1.89	(0.36)	(0.16)	(0.52)	14.86	14.02	53,038	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.57	2.66	(0.14)	(0.01)	(0.15)	13.49	24.41	20,860	2.16		2.32		0.64		31

Class C
Year ended 02/28/11	8.99	0.17	(d)(e)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.74	44,885	2.18	(f)	2.18	(f)	1.71	(e)(f)	80
Seven months ended 02/28/10	8.22	0.05	(d)	0.92	0.97	(0.20)	—	(0.20)	8.99	11.71	38,957	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.54	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(28.33)	36,020	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.18)	(2.05)	(0.79)	(0.48)	(1.27)	11.54	(15.02)	77,201	2.13		2.13		0.91		59
Year ended 07/31/07	13.50	0.06	(d)	1.82	1.88	(0.36)	(0.16)	(0.52)	14.86	13.93	112,613	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.58	2.67	(0.14)	(0.01)	(0.15)	13.50	24.50	35,932	2.16		2.32		0.64		31

Class R
Year ended 02/28/11	9.00	0.22	(d)(e)	2.04	2.26	(0.43)	—	(0.43)	10.83	25.44	12,571	1.68	(f)	1.68	(f)	2.21	(e)(f)	80
Seven months ended 02/28/10	8.22	0.08	(d)	0.92	1.00	(0.22)	—	(0.22)	9.00	12.10	9,254	1.65	(g)	1.65	(g)	1.43	(g)	46
Year ended 07/31/09	11.54	0.19	(d)	(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(27.97)	7,545	1.84		1.84		2.54		78
Year ended 07/31/08	14.87	0.19	(d)	(2.17)	(1.98)	(0.87)	(0.48)	(1.35)	11.54	(14.63)	7,032	1.63		1.63		1.41		59
Year ended 07/31/07	13.50	0.14	(d)	1.82	1.96	(0.43)	(0.16)	(0.59)	14.87	14.52	3,610	1.61		1.61		0.87		46
Year ended 07/31/06	10.99	0.15		2.57	2.72	(0.20)	(0.01)	(0.21)	13.50	25.00	1,104	1.66		1.82		1.14		31

Class Y
Year ended 02/28/11	9.02	0.27	(d)(e)	2.03	2.30	(0.47)	—	(0.47)	10.85	26.01	182,981	1.18	(f)	1.18	(f)	2.71	(e)(f)	80
Seven months ended 02/28/10	8.23	0.10	(d)	0.93	1.03	(0.24)	—	(0.24)	9.02	12.48	122,613	1.15	(g)	1.15	(g)	1.93	(g)	46
Year ended 07/31/09(h)	9.58	0.17	(d)	(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(13.03)	52,830	1.40	(g)	1.40	(g)	2.98	(g)	78

Institutional Class
Year ended 02/28/11	9.00	0.30	(d)(e)	2.03	2.33	(0.50)	—	(0.50)	10.83	26.37	339,244	0.91	(f)	0.91	(f)	2.98	(e)(f)	80
Seven months ended 02/28/10	8.21	0.11	(d)	0.93	1.04	(0.25)	—	(0.25)	9.00	12.64	186,423	0.91	(g)	0.91	(g)	2.17	(g)	46
Year ended 07/31/09	11.53	0.26	(d)	(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(27.36)	88,071	0.98		0.98		3.40		78
Year ended 07/31/08	14.86	0.28	(d)	(2.16)	(1.88)	(0.97)	(0.48)	(1.45)	11.53	(13.99)	62,633	0.91		0.91		2.13		59
Year ended 07/31/07	13.49	0.25	(d)	1.81	2.06	(0.53)	(0.16)	(0.69)	14.86	15.29	11,289	0.91		0.91		1.57		46
Year ended 07/31/06	10.99	0.23		2.54	2.77	(0.26)	(0.01)	(0.27)	13.49	25.57	9,422	1.09		1.10		1.71		31

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes a special cash dividend received of $2.63 per share of Westfield Group on December 13, 2010. Net investment income per share and the ratio of net investment income excluding the special dividend are $0.18 and 1.81%; $0.10 and 1.06%; $0.10 and 1.06%; $0.15 and 1.56%; $0.20 and 2.06%; and $0.23 and 2.33% for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratios are based on average daily net assets (000’s) of $255,230, $14,818, $41,231, $10,920, $149,590 and $245,509 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Annualized.
(h)	Commencement date of October 3, 2008.

21        Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Fund (formerly known as AIM Global Real Estate Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

22        Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,182.40	$7.36	$1,018.05	$6.80	1.36%

B	1,000.00	1,178.40	11.40	1,014.33	10.54	2.11

C	1,000.00	1,177.10	11.39	1,014.33	10.54	2.11

R	1,000.00	1,181.00	8.71	1,016.81	8.05	1.61

Y	1,000.00	1,182.60	6.01	1,019.29	5.56	1.11

Institutional	1,000.00	1,185.40	4.82	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	7.36%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Distribution Information

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2010. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

			Gain from Sale of	Return of
		Net Income	Securities	Principal	Total Distribution

12/03/2010	Class A	$0.1563	$0.000	$0.2006	$0.3569

12/03/2010	Class B	0.1356	0.000	0.2006	0.3362

12/03/2010	Class C	0.1358	0.000	0.2006	0.3364

12/03/2010	Class R	0.1495	0.000	0.2006	0.3501

12/03/2010	Class Y	0.1634	0.000	0.2006	0.3640

12/03/2010	Institutional Class	0.1686	0.000	0.2006	0.3692

  Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2010 calendar year. This information is being provided to comply with certain Securities and Exchange Commission requirements.

24        Invesco Global Real Estate Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GRE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco High Yield Fund

Nasdaq:
A: AMHYX ▪ B: AHYBX ▪ C: AHYCX ▪ Y: AHHYX ▪ Investor: HYINX ▪ Institutional: AHIYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Yield Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 28, 2011, Invesco High Yield Fund, at net asset value (NAV), outperformed its broad market index, but underperformed its style-specific and peer group indexes. The market was generally favorable for non-investment grade bonds. Within non-investment grade bonds, performance tended to be strongest among bonds with the lowest credit quality rating, that is, those rated CCC and below. Bonds of financially distressed companies performed particularly well compared to the rest of the market.
     The primary detractor from our relative performance, versus the style-specific benchmark, was that we were more heavily invested in higher quality securities (BB and B rated). Our emphasis on higher quality securities was the result of our decision to begin underweighting the riskiest securities as we believed the lowest tier of the market had realized its upside potential for this particular credit cycle.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.73%

Class B Shares	14.86

Class C Shares	14.90

Class Y Shares	16.29

Investor Class Shares	15.73

Institutional Class Shares	16.17

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.93

Barclay’s Capital U.S. Corporate High Yield 2% Issuer Cap Index▼

(Style-Specific Index)	17.34

Barclay’s Capital U.S. Corporate High Yield Index▼ (Former Style-Specific Index)	17.51

Lipper High Current Yield Bond Funds Index▼ (Peer Group Index)	17.53

▼	Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign

Portfolio Composition
By credit quality

A	1.1%

BBB	4.4

BB	32.5

B	40.6

CCC	11.5

CC	0.4

Non-Rated	8.4

Other	1.1
Source: Standard and Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top 10 Fixed Income Issuers*

1.	CIT Group Inc.	1.83

2.	MGM Resorts International	1.7

3.	Ally Financial Inc.	1.5

4.	International Lease Finance Corp.	1.4

5.	UAL Corp.	1.1

6.	Caesars Entertainment
	Operating Co. Inc.	1.1

7.	Freescale Semiconductor Inc.	1.1

8.	HCA, Inc.	1.1

9.	United Refining Co.	1.1

10.	Clearwire Communications LLC/
	Clearwire Finance Inc.	0.9

Top Five Industries

1.	Oil & Gas Exploration & Production	6.83

2.	Casinos & Gaming	6.2

3.	Wireless Telecommunication Services	5.4

4.	Building Products	3.5

5.	Airlines	3.2

securities. We may also invest up to 25% of total assets in foreign securities of which 15% can be in developing markets.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lack-luster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.

Total Net Assets	$897.3 million

Total Number of Holdings*	401
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 Invesco High Yield Fund

     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease for the previous year.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the 12 months ended February 28, 2011. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the reporting period came to a close, turmoil in the Middle East and Africa had little effect on the high yield market, only causing a slight widening in credit spreads.
     On an absolute basis, the Fund generated positive returns for the 12-month reporting period. We gradually tempered our risk profile throughout the year and reduced the Fund’s exposure to CCC-rated bonds to position the Fund for principal protection. We believed there were fewer opportunities in the lower rated segment of the market and insufficient return potential in light of the risks.
     The primary detractor from relative performance for the reporting period was our overweight position in wireless, as security selection in this industry detracted from Fund performance. While the Fund’s allocation to media non-cable was neutral, security selection in this industry also detracted from Fund performance. On the security level, our investment in Hellas Telecomm, which we sold, was a detractor from performance as was our exposure to U.S. Concrete, which was hurt as estimates of the recovery in construction were pushed further into the future. The Fund was also hurt by not owning some of the larger index holdings like First Data, which, while high risk in our view, performed well.
     Our approach was to reduce our exposure to riskier investments later in the reporting period. Therefore, we owned fewer of the distressed and low quality bonds that performed well. Our investment style generally has us gradually reducing our exposure to these types of bonds as the credit cycle matures. This hurt overall performance; nonetheless, we believe risk/reward balance becomes less favorable in the high risk portion of the market as credit spreads tighten and prices appreciate.
     The Fund’s underweight position and security selection in the electric industry enhanced performance, as did our security selection in the packaging industry. Security selection in the health care sector and in the automotive industry also boosted Fund performance. On the security level, the Fund’s investment in M&G Finance, a packaging company, helped performance as the market started to recognize value in these bonds. Another contributor to performance was Nielson Finance, which benefited from the re-opening of capital markets and an initial public offering, which substantially reduced debt, resulting in its bonds being called at premium levels.
     As always, we appreciate your continued participation in Invesco High Yield Fund.
1 Bureau of Economic Analysis.
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
 Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined Invesco in 1992.
Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
 Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined Invesco in 2000.
Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5 Invesco High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 6/30/78, Fund data from 7/11/78

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)		7.92%

10	Years	5.53

5	Years	7.22

1	Year	10.26

Class B Shares

Inception (9/1/93)		4.34%

10	Years	5.43
5	Years	7.17
1	Year	9.86

Class C Shares

Inception (8/4/97)		2.28%

10	Years	5.25

5	Years	7.42

1	Year	13.90

Class Y Shares

10	Years	6.14%

5	Years	8.43

1	Year	16.29

Investor Class Shares

10	Years	6.07%

5	Years	8.29

1	Year	15.73

Institutional Class Shares

10	Years	6.35%

5	Years	8.70

1	Year	16.17
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)		7.86%

10	Years	6.04

5	Years	7.04

1	Year	8.86

Class B Shares

Inception (9/1/93)		4.19%

10	Years	5.92

5	Years	7.00

1	Year	8.16

Class C Shares

Inception (8/4/97)		2.08%

10	Years	5.74

5	Years	7.25

1	Year	12.19

Class Y Shares

10	Years	6.61%

5	Years	8.21

1	Year	14.30

Investor Class Shares

10	Years	6.57%

5	Years	8.12

1	Year	14.02

Institutional Class Shares

10	Years	6.84%

5	Years	8.53

1	Year	14.46
results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.04%, 1.79%, 1.79%, 0.79%, 1.04% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

7 Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
■	The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.
■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AMHYX
Class B Shares	AHYBX
Class C Shares	AHYCX
Class Y Shares	AHHYX
Investor Class Shares	HYINX
Institutional Class Shares	AHIYX

8 Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–85.75%
Aerospace & Defense–1.28%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	$355,000	$369,200

BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	2,520,000	2,789,325

Bombardier Inc. (Canada),
Sr. Notes, 7.50%, 03/15/18(b)	1,160,000	1,260,050

7.75%, 03/15/20(b)	1,745,000	1,910,775

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	1,116,000	1,146,690

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	1,330,000	1,369,900

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	2,439,000	2,615,827

		11,461,767

Airlines–3.05%
American Airlines Pass Through Trust, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	425,634	432,019

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18	800,000	802,000

Continental Airlines Inc., Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	345,226	357,309

Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	642,708	652,348

Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	524,511	535,001

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,977,805	3,439,364

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	1,923,468	2,111,007

Delta Air Lines, Inc.,
Sr. Sec. Notes, 9.50%, 09/15/14(b)	886,000	967,955

12.25%, 03/15/15(b)	845,000	971,750

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	112,731	113,690

Series 2007-1, Class C, Sec. Global Pass Through Ctfs.,
8.95%, 08/10/14	2,751,477	2,909,687

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	840,000	837,900

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15	1,030,000	1,028,712

UAL Corp., Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19(b)	1,864,097	1,817,495

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	3,116,212	3,630,387

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	1,479,026	1,682,392

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	2,602,442	3,012,326

US Airways,–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	2,262,560	2,098,524

		27,399,866

Alternative Carriers–0.72%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	1,110,000	1,154,400

Global Crossing UK Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 10.75%, 12/15/14	530,000	553,850

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	1,730,000	1,691,075

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	2,945,000	3,051,756

		6,451,081

Aluminum–0.79%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	6,742,100	7,041,281

Apparel Retail–0.49%
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	3,540,000	4,053,300

Sr. Unsec. Gtd. Notes, 7.00%, 05/01/20	345,000	366,562

		4,419,862

Apparel, Accessories & Luxury Goods–1.17%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	2,320,000	2,256,200

Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 7.63%, 05/15/20	1,770,000	1,840,800

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	1,475,000	1,578,250

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	4,440,000	4,417,800

Visant Corp., Sr. Unsec. Gtd. Global Notes, 10.00%, 10/01/17	380,000	411,350

		10,504,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Fund

	Principal
	Amount	Value

Auto Parts & Equipment–0.38%
Dana Holding Corp.,
Sr. Unsec. Notes, 6.50%, 02/15/19	$805,000	$815,063

6.75%, 02/15/21	635,000	648,494

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	1,150,000	1,243,437

Sr. Unsec. Gtd. Notes, 6.88%, 12/15/20(b)	640,000	665,600

		3,372,594

Automobile Manufacturers–0.90%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	2,850,000	3,127,875

Motors Liquidation Co., Sr. Unsec. Global Notes, 7.20%, 01/15/11(c)	6,310,000	2,019,200

Sr. Unsec. Unsub. Notes, 8.38%, 07/15/33(c)	8,885,000	2,932,050

		8,079,125

Biotechnology–0.19%
Giant Funding Corp., Sr. Sec. Notes, 8.25%, 02/01/18(b)	725,000	750,375

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Pfd. Notes, 4.75%, 02/01/18	885,000	973,500

		1,723,875

Broadcasting–0.26%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	1,395,000	1,463,006

Nielsen Finance LLC/Nielson Finance Co., Sr. Unsec. Gtd. Global Notes, 11.63%, 02/01/14	739,000	873,868

		2,336,874

Building Products–3.48%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	3,290,000	3,573,763

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	3,585,000	3,755,287

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	2,910,000	2,990,025

Nortek Inc., Sec. Gtd. Global Notes, 11.00%, 12/01/13	5,808,732	6,208,082

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	1,500,000	1,605,000

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	1,370,000	1,414,525

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	2,860,000	3,153,150

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	4,700,000	4,982,000

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	285,000	300,675

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	1,245,000	1,357,050

Sr. Unsec. Notes, 9.75%, 01/15/18	1,725,000	1,837,125

		31,176,682

Cable & Satellite–0.96%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/17	1,890,000	2,123,887

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	2,795,000	2,924,269

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	2,645,000	2,939,256

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	550,000	583,688

		8,571,100

Casinos & Gaming–5.69%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	360,000	381,600

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/18	850,000	805,375

Sec. Notes, 12.75%, 04/15/18(b)	1,940,000	2,061,250

Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	3,810,000	4,348,162

Sr. Unsec. Gtd. Unsub. Global Bonds, 5.63%, 06/01/15	3,230,000	2,664,750

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	690,000	725,363

Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	180,000	187,650

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	2,633,000	2,698,825

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	1,075,000	1,075,000

MGM Resorts International,
Sr. Sec. Global Notes, 10.38%, 05/15/14	1,085,000	1,246,394

11.13%, 11/15/17	1,085,000	1,258,600

Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	2,385,000	2,867,962

9.00%, 03/15/20(b)	665,000	736,488

Sr. Unsec. Gtd. Conv. Pfd. Notes, 4.25%, 04/15/15(b)	1,425,000	1,563,937

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	6,320,000	6,067,200

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	1,125,000	1,206,563

Midwest Gaming Borrower LLC/ Midwest Finance Corp., Sr. Sec. Notes, 11.63%, 04/15/16(b)	680,000	714,000

Pinnacle Entertainment Inc.,, Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	3,430,000	3,781,575

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	370,000	395,900

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	1,275,000	1,405,688

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	945,000	978,075

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.20%, 02/01/14(b)(d)	1,790,000	1,642,325

Sr. Sec. Notes, 9.13%, 02/01/15(b)	4,835,000	4,895,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	$5,060,000	$5,388,900

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	1,800,000	1,926,000

		51,023,019

Coal & Consumable Fuels–0.12%
CONSOL Energy Inc.,
Sr. Unsec. Gtd. Notes, 8.00%, 04/01/17(b)	495,000	543,263

Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	495,000	548,212

		1,091,475

Communications Equipment–0.43%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	3,085,000	3,069,575

CommScope Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	735,000	768,075

		3,837,650

Computer & Electronics Retail–0.06%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	550,000	548,625

Computer Storage & Peripherals–0.25%
Seagate HDD Cayman (Cayman Islands),
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	950,000	980,875

6.88%, 05/01/20(b)	1,295,000	1,275,575

		2,256,450

Construction & Engineering–1.73%
American Residential Services LLC, Sec. Notes, 12.00%, 04/15/15(b)	1,375,000	1,505,625

Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	995,000	1,019,875

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	695,000	708,900

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	4,940,000	5,038,800

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	6,930,000	7,215,862

		15,489,062

Construction & Farm Machinery & Heavy Trucks–1.65%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	1,490,000	1,672,525

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	730,000	801,175

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	1,405,000	1,524,425

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	5,080,000	5,626,100

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	2,200,000	2,502,500

Terex Corp., Sr. Unsec. Global Gtd. Notes, 10.88%, 06/01/16	1,320,000	1,552,650

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	1,060,000	1,152,750

		14,832,125

Construction Materials–1.49%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	3,390,000	3,652,613

Cemex S.A.B. de C.V. (Mexico),
Sr. Sec. Gtd. Notes, 9.00%, 01/11/18(b)	1,260,000	1,312,788

Unsec. Sub. Conv. Pfd. Notes, 4.88%, 03/15/15(b)	680,000	696,150

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	5,125,000	5,599,062

U.S. Concrete, Inc., Sec. Conv. Notes, 9.50%, 08/31/15(b)	1,657,000	2,108,533

		13,369,146

Consumer Finance–2.72%
Ally Financial Inc.,
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	5,430,000	6,122,325

8.00%, 11/01/31	4,172,000	4,776,940

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	2,245,000	2,463,888

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Pfd. Securities, 8.88%, 05/15/40	3,805,000	4,057,081

Ford Motor Credit Co. LLC,
Sr. Unsec. Notes, 8.00%, 12/15/16	2,140,000	2,434,250

8.13%, 01/15/20	1,695,000	1,940,775

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	2,375,000	2,648,125

		24,443,384

Data Processing & Outsourced Services–0.52%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	2,990,000	3,158,187

Sr. Unsec. Notes, 7.38%, 11/15/18(b)	715,000	740,025

7.63%, 11/15/20(b)	715,000	740,025

		4,638,237

Department Stores–0.48%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	4,415,000	4,337,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Fund

	Principal
	Amount	Value

Distillers & Vintners–0.19%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	$1,600,000	$1,728,000

Diversified Metals & Mining–0.42%
Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	3,445,000	3,804,907

Diversified Support Services–0.04%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	355,000	379,850

Drug Retail–0.37%
General Nutrition Centers Inc., Sr. Unsec. Gtd. Unsub. PIK Global Notes, 5.75%, 03/15/14(d)	3,335,000	3,335,000

Electric Utilities–0.62%
Elwood Energy LLC, Sr. Sec. Global Notes, 8.16%, 07/05/26	1,666,105	1,664,022

LSP Energy L.P./LSP Batesville Funding Corp.–Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	1,310,660	1,176,844

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	3,845,000	2,749,175

		5,590,041

Electrical Components & Equipment–0.29%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	1,695,000	1,885,688

Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	675,000	704,531

		2,590,219

Environmental & Facilities Services–0.16%
EnergySolutions Inc./Energy Solutions LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	1,305,000	1,464,863

Fertilizers & Agricultural Chemicals–0.22%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	1,780,000	1,998,050

Food Retail–0.44%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	2,060,000	1,681,475

Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	2,120,000	2,289,600

		3,971,075

Forest Products–0.03%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	300,000	300,431

Gas Utilities–0.47%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	2,460,000	2,416,950

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	1,715,000	1,839,338

		4,256,288

Health Care Equipment–0.29%
DJO Finance LLC/DJO Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	2,390,000	2,631,988

Health Care Facilities–2.79%
CHS/Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	4,635,000	4,942,069

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	685,000	702,125

HCA, Inc., Sec. Gtd. Global Notes, 9.25%, 11/15/16	2,450,000	2,664,375

Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	3,300,000	3,646,500

Sr. Unsec. Global Notes, 6.38%, 01/15/15	1,075,000	1,118,000

Sr. Unsec. Notes, 7.19%, 11/15/15	2,230,000	2,263,450

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	900,000	915,750

Healthsouth Corp.,
Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	270,000	281,475

8.13%, 02/15/20	1,245,000	1,353,937

7.75%, 09/15/22	680,000	710,600

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	5,810,000	6,420,050

		25,018,331

Health Care Services–0.73%
DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	690,000	702,075

Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	2,180,000	2,190,900

Universal Hospital Services Inc., Sec. PIK Global Notes, 8.50%, 06/01/15	3,470,000	3,643,500

		6,536,475

Health Care Supplies–0.18%
Alere Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	1,545,000	1,653,150

Health Care Technology–0.38%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	3,280,000	3,386,600

Home Furnishings–0.24%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	2,030,000	2,177,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Fund

	Principal
	Amount	Value

Homebuilding–0.55%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	$1,045,000	$1,037,162

8.13%, 06/15/16	1,055,000	1,070,825

M/I Homes Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/18(b)	975,000	996,937

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	855,000	904,162

TOUSA, Inc.,
Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/10(c)	2,875,000	682,813

9.00%, 07/01/10(c)	935,000	222,063

		4,913,962

Hotels, Resorts & Cruise Lines–1.00%
Royal Caribbean Cruises Ltd.,
Sr. Unsec. Global Notes, 6.88%, 12/01/13	1,065,000	1,146,206

7.25%, 03/15/18	2,230,000	2,400,038

7.50%, 10/15/27	2,024,000	2,008,820

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	2,810,000	3,105,050

Wyndham Worldwide Corp., Sr. Unsec. Unsub. Notes, 5.63%, 03/01/21	325,000	325,406

		8,985,520

Household Products–0.50%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	4,255,000	4,489,025

Housewares & Specialties–0.50%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	210,000	204,750

Yankee Candle Co. Inc.–Series B, Sr. Gtd. Global Notes, 8.50%, 02/15/15	4,090,000	4,294,500

		4,499,250

Independent Power Producers & Energy Traders–1.82%
AES Corp. (The),
Sr. Unsec. Global Notes, 7.75%, 10/15/15	1,130,000	1,231,700

9.75%, 04/15/16	1,830,000	2,131,950

8.00%, 10/15/17	2,815,000	3,054,275

AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	3,717,184	3,847,285

NRG Energy, Inc.,
Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	1,016,000	1,056,640

7.38%, 01/15/17	4,705,000	4,963,775

		16,285,625

Industrial Conglomerates–0.00%
Indalex Holding Corp.–Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	3,260,000	28,525

Industrial Machinery–0.61%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	2,930,000	3,157,075

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Notes, 7.88%, 02/01/19(b)	265,000	276,925

Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	365,000	408,800

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	1,500,000	1,608,750

		5,451,550

Integrated Telecommunication Services–1.63%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	1,940,000	2,114,600

Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15(e)	4,455,000	4,622,062

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 11.25%, 06/15/16	4,885,000	5,245,513

Sr. Unsec. Gtd. Notes, 7.25%, 10/15/20(b)	605,000	624,663

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	1,830,000	1,971,825

		14,578,663

Internet Retail–0.35%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	3,170,000	3,122,450

Internet Software & Services–0.32%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	2,640,000	2,871,000

Investment Banking & Brokerage–0.90%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	3,085,000	3,175,105

E*Trade Financial Corp.,
Sr. Unsec. Global Notes, 7.38%, 09/15/13	1,330,000	1,343,300

Sr. Unsec. Notes, 7.88%, 12/01/15	3,470,000	3,517,712

		8,036,117

Leisure Facilities–0.69%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	685,000	696,988

Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	4,985,000	5,471,037

		6,168,025

Leisure Products–0.04%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	365,000	389,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Fund

	Principal
	Amount	Value

Life Sciences Tools & Services–0.21%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	$1,795,000	$1,884,750

Marine–0.17%
CMA CGM SA (France), Sr. Unsec. Notes, 7.25%, 02/01/13(b)	430,000	436,304

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	1,100,000	1,113,750

		1,550,054

Metal & Glass Containers–0.11%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	1,040,000	1,019,200

Movies & Entertainment–1.37%
AMC Entertainment Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	1,035,000	1,117,800

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	2,090,000	2,262,425

Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 03/01/14	3,154,000	3,209,195

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	1,660,000	1,819,775

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	3,615,000	3,908,719

		12,317,914

Multi-Line Insurance–2.34%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(d)	3,780,000	4,158,000

Hartford Financial Services Group Inc. (The),
Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	1,650,000	1,835,354

Sr. Unsec. Global Notes, 5.95%, 10/15/36	1,250,000	1,208,417

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	3,470,000	3,487,350

Sr. Unsec. Bonds, 7.50%, 08/15/36(b)	1,300,000	1,321,096

Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	2,140,000	2,402,453

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/05/39(b)	5,485,000	6,602,052

		21,014,722

Multi-Sector Holdings–0.19%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A.,
Sr. Unsec. Gtd. Notes, 8.25%, 02/15/21(b)	280,000	283,500

Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	1,155,000	1,186,762

6.88%, 02/15/21(b)	195,000	197,438

		1,667,700

Office Services & Supplies–0.58%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	4,690,000	4,572,750

Interface Inc., Sr. Notes, 7.63%, 12/01/18(b)	555,000	590,381

		5,163,131

Oil & Gas Drilling–0.18%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	1,545,000	1,599,075

Oil & Gas Equipment & Services–1.45%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	3,760,000	3,976,200

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	765,000	789,384

Cie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	119,000	123,909

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	1,805,000	1,917,813

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	3,495,000	3,800,812

Offrig Drilling ASA (Norway), Sr. Sec. Bonds, 9.75%, 04/27/11(b)	2,400,000	2,407,519

		13,015,637

Oil & Gas Exploration & Production–6.91%
Berry Petroleum Co., Sr. Unsec. Unsub. Notes, 6.75%, 11/01/20	950,000	985,625

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 02/01/17	2,495,000	2,644,700

Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	3,525,000	3,613,125

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	1,340,000	1,448,875

Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	2,450,000	2,593,937

6.13%, 02/15/21	290,000	296,163

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	3,275,000	3,459,219

Comstock Resources Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/01/19	880,000	883,854

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	620,000	652,550

Continental Resources Inc.,
Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	1,085,000	1,205,706

7.38%, 10/01/20	1,895,000	2,048,969

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	830,000	888,100

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	5,630,000	4,335,100

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	630,000	714,263

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	3,410,000	3,410,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	$4,510,000	$4,690,400

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	2,130,000	2,215,200

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	4,567,000	5,012,282

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	4,440,000	4,761,900

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	3,905,000	4,056,319

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18(b)	855,000	889,200

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	1,635,000	1,769,887

Plains Exploration & Production Co.,
Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	1,760,000	1,889,800

8.63%, 10/15/19	1,410,000	1,573,912

Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	948,000	990,660

7.50%, 10/01/17	1,920,000	2,044,800

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	1,395,000	1,415,925

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	1,455,000	1,516,838

		62,007,309

Oil & Gas Refining & Marketing–1.47%
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	1,500,000	1,550,625

Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	1,927,000	1,987,219

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	3,695,000	3,676,525

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	5,940,000	5,958,562

		13,172,931

Oil & Gas Storage & Transportation–2.15%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	4,580,000	4,786,100

Inergy L.P./Inergy Finance Corp., Sr. Notes, 6.88%, 08/01/21(b)	1,695,000	1,743,731

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,
Sr. Unsec. Gtd. Notes, 6.75%, 11/01/20	1,015,000	1,047,988

6.50%, 08/15/21	485,000	485,606

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	4,260,000	4,680,675

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	2,630,000	2,636,575

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	2,110,000	2,207,587

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	1,545,000	1,660,875

		19,249,137

Other Diversified Financial Services–1.43%
International Lease Finance Corp.,
Sr. Sec. Notes, 6.75%, 09/01/16(b)	1,805,000	1,948,272

7.13%, 09/01/18(b)	1,805,000	1,967,450

Sr. Unsec. Notes, 8.63%, 09/15/15(b)	3,500,000	3,920,000

8.75%, 03/15/17(b)	2,140,000	2,428,900

Sr. Unsec. Notes, 8.25%, 12/15/20	1,085,000	1,209,775

Series R, Sr. Unsec. Medium-Term Notes, 5.65%, 06/01/14	1,350,000	1,390,500

		12,864,897

Packaged Foods & Meats–0.52%
Blue Merger Sub Inc., Sr. Gtd. Notes, 7.63%, 02/15/19(b)	1,750,000	1,780,625

Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	1,915,000	1,993,994

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	825,000	886,875

		4,661,494

Paper Packaging–0.15%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	1,265,000	1,331,413

Paper Products–1.24%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	1,585,000	1,656,325

Exopack Holding Corp., Sr. Unsec. Gtd. Global Notes, 11.25%, 02/01/14	3,085,000	3,187,191

Mercer International Inc., Sr. Unsec. Gtd. Notes, 9.50%, 12/01/17(b)	1,425,000	1,581,750

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	2,136,000	2,192,070

P.H. Glatfelter Co.,
Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	525,000	546,656

7.13%, 05/01/16	1,210,000	1,259,912

PE Paper Escrow GmbH (Austria), Sr. Sec. Gtd. Notes, 12.00%, 08/01/14(b)	585,000	682,988

		11,106,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Fund

	Principal
	Amount	Value

Personal Products–0.21%
Elizabeth Arden Inc., Sr. Unsec. Unsub. Notes, 7.38%, 03/15/21(b)	$360,000	$376,200

NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	920,000	1,002,800

Sabra Health Care L.P./Sabra Capital Corp., Sr. Unsec. Gtd. Notes, 8.13%, 11/01/18(b)	515,000	545,256

		1,924,256

Pharmaceuticals–0.66%
ConvaTec Healthcare S.A. (Luxembourg), Sr. Unsec. Notes, 10.50%, 12/15/18(b)	540,000	577,125

Elan Finance PLC/Elan Finance Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	1,430,000	1,523,021

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	455,000	477,181

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	1,425,000	1,465,969

Valeant Pharmaceuticals International,
Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	910,000	946,400

7.00%, 10/01/20(b)	360,000	374,400

Sr. Unsec. Gtd. Notes, 6.75%, 08/15/21(b)	590,000	598,850

		5,962,946

Property & Casualty Insurance–0.63%
Crum & Forster Holdings Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 05/01/17	3,365,000	3,562,694

XL Group PLC (Ireland)–Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(d)(f)	2,290,000	2,121,112

		5,683,806

Publishing–0.05%
MediMedia USA Inc., Sr. Sub. Notes, 11.38%, 11/15/14(b)	465,000	404,550

Railroads–0.51%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	4,240,000	4,603,198

Real Estate Services–0.26%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	2,210,000	2,290,113

Regional Banks–2.03%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	735,000	668,850

Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	500,000	455,625

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	4,505,000	4,369,850

Susquehanna Capital II, Jr. Ltd. Gtd. Sub. Notes, 11.00%, 03/23/40	2,520,000	2,772,052

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	2,390,000	2,246,600

Zions Bancorp., Sr. Unsec. Notes, 7.75%, 09/23/14	3,455,000	3,745,220

Unsec. Sub. Notes, 6.00%, 09/15/15	2,295,000	2,329,425

5.50%, 11/16/15	1,630,000	1,654,450

		18,242,072

Research & Consulting Services–0.15%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	1,330,000	1,336,650

Semiconductor Equipment–0.23%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	1,950,000	2,047,500

Semiconductors–1.15%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	1,545,000	1,726,537

Sr. Unsec. Gtd. Global Notes, 8.88%, 12/15/14	3,990,000	4,199,475

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	3,370,000	3,892,350

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Notes, 9.75%, 08/01/18(b)	470,000	540,500

		10,358,862

Specialized Finance–1.84%
CIT Group Inc.,
Sec. Bonds, 7.00%, 05/01/14	8,475,000	8,676,281

7.00%, 05/01/17	7,735,000	7,831,688

		16,507,969

Specialized REIT’s–0.42%
Host Hotels & Resorts Inc., Sr. Gtd. Global Notes, 6.00%, 11/01/20	2,130,000	2,130,000

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	1,645,000	1,665,563

		3,795,563

Specialty Chemicals–1.44%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	2,750,000	2,942,500

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	2,887,000	2,970,001

Nalco Co., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/19(b)	645,000	668,381

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	2,330,000	2,429,025

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	3,665,000	3,894,063

		12,903,970

Specialty Stores–0.21%
Michaels Stores Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	1,780,000	1,846,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Fund

	Principal
	Amount		Value

Steel–1.10%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20		$2,850,000	$2,935,500

FMG Resources Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)		1,720,000	1,746,100

Metals USA, Inc., Sr. Sec. Gtd. Global Notes, 11.13%, 12/01/15		2,890,000	3,074,237

United States Steel Corp.,
Sr. Unsec. Notes, 7.00%, 02/01/18		1,475,000	1,545,063

7.38%, 04/01/20		555,000	588,300

			9,889,200

Systems Software–0.83%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)		6,030,000	6,256,125

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15		1,240,000	1,181,100

			7,437,225

Tires & Rubber–0.67%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 7.63%, 03/15/27		2,145,000	2,069,925

Sr. Unsec. Notes, 8.00%, 12/15/19		3,750,000	3,956,250

			6,026,175

Trading Companies & Distributors–1.79%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19		4,390,000	4,686,325

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		5,032,000	5,271,020

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)		620,000	633,950

Sr. Unsec. Gtd. Notes, 7.50%, 10/15/18(b)		1,840,000	1,950,400

7.38%, 01/15/21(b)		1,095,000	1,147,012

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)		1,035,000	1,097,100

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13 ((Acquired 01/13/10-01/21/10); Cost $1,114,175)(b)		1,265,000	1,246,025

			16,031,832

Wireless Telecommunication Services–5.52%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		6,410,000	6,922,800

Sr. Unsec. Gtd. Conv. Pfd. Putable Notes, 8.25%, 12/01/17(b)		905,000	963,825

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		2,185,000	2,307,906

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		4,005,000	3,864,825

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		2,005,000	2,100,237

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)		2,175,000	2,297,344

Sr. Unsec. Notes, 12.00%, 04/01/14(b)		1,665,000	1,954,294

MetroPCS Wireless Inc.,
Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18		990,000	1,040,119

6.63%, 11/15/20		3,495,000	3,403,256

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		2,520,000	2,797,200

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		2,585,000	2,620,544

Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		4,725,000	4,270,219

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17		6,695,000	7,456,556

VimpelCom (Ireland),
Notes, 6.49%, 02/02/16(b)		510,000	529,551

7.75%, 02/02/21(b)		640,000	665,204

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Notes, 11.75%, 07/15/17(b)		5,155,000	5,954,025

Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		350,000	365,750

			49,513,655

Total U.S. Dollar Denominated Bonds & Notes (Cost $730,380,087)			769,479,759

Non-U.S. Dollar Denominated Bonds & Notes–8.20%(g)
Canada–0.19%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	1,555,000	1,687,172

Croatia–0.31%
Agrokor D.D., Sr. Unsec. Gtd. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	1,870,000	2,800,560

Czech Republic–0.18%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	1,060,000	1,580,167

France–0.62%
CMA CGM S.A., Sr. Unsec. Bonds, 5.50%, 05/16/12(b)	EUR	3,965,000	5,582,347

Germany–0.06%
Hapag-Lloyd AG, Sr. Unsec. Gtd. Notes, 9.00%, 10/15/15(b)	EUR	350,000	527,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Fund

	Principal
	Amount		Value

Ireland–1.49%
Ardagh Packaging Finance PLC, Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	3,170,000	$4,681,839

Bord Gais Eireann, Sr. Unsec. Unsub. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	2,625,000	3,595,008

Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	3,550,000	5,108,318

			13,385,165

Luxembourg–2.30%
Boardriders S.A., Sr. Notes, 8.88%, 12/15/17(b)	EUR	380,000	570,409

Calcipar S.A.-REGS, Sr. Unsec. Gtd. Floating Rate Euro Notes, 2.21%, 07/01/14(b)(d)	EUR	2,805,000	3,755,318

Cirsa Funding Luxembourg S.A.,
Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	1,270,000	1,830,770

8.75%, 05/15/18(b)	EUR	480,000	691,530

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	1,880,000	2,685,788

ConvaTec Healthcare S.A., Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	540,000	778,903

ConvaTec Healthcare S.A.-REGS, Sr. Unsec. Euro Notes, 10.88%, 12/15/18(b)	EUR	730,000	1,095,786

M&G Finance Luxembourg S.A., Jr. Unsec. Gtd. Sub. Variable Rate Euro Notes, 7.50%(d)(f)	EUR	4,400,000	2,990,503

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	1,300,000	1,942,427

TMD Friction Finance S.A.-REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 05/15/17(b)	EUR	2,835,000	4,265,334

			20,606,768

Netherlands–0.94%
Boats Investments B.V., Sec. PIK Medium-Term Euro Notes, 11.00%, 03/31/17	EUR	1,037,317	1,385,275

Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.81%, 05/01/15(b)(d)	EUR	4,040,000	5,534,589

Polish Television Holding B.V.-REGS, Sr. Sec. Medium-Term Euro Notes, 11.25%, 05/15/17(b)(e)	EUR	1,015,000	1,538,513

			8,458,377

South Africa–0.03%
Edcon Proprietary Ltd., Sr. Sec. Gtd. Notes, 9.50%, 03/01/18(b)	EUR	195,000	268,486

Sweden–0.26%
TVN Finance Corp. II AB-REGS, Sr. Unsec. Gtd. Euro Notes, 10.75%, 11/15/17(b)	EUR	1,465,000	2,305,461

United Kingdom–1.82%
Bakkavor Finance 2 PLC-REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	2,335,000	3,759,205

Exova Ltd., Sr. Unsec. Notes, 10.50%, 10/15/18(b)	GBP	1,315,000	2,268,097

Infinis PLC, Sr. Notes, 9.13%, 12/15/14(b)	GBP	1,135,000	1,977,246

ITV PLC,
Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	180,000	290,520

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	300,000	515,424

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	1,295,000	2,037,737

Pipe Holdings PLC-REGS, Sr. Sec. Euro Bonds, 9.50%, 11/01/15(b)	GBP	1,040,000	1,788,495

R&R Ice Cream PLC, Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	2,585,000	3,737,559

			16,374,283

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $67,143,506)			73,576,578

	Shares
Preferred Stocks–1.46%
Automobile Manufacturers–0.34%
General Motors Co., Series B $2.38 Conv. Pfd.		59,360	3,020,237

Diversified Banks–0.55%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		5,209	4,964,666

Diversified Metals & Mining–0.09%
Molycorp, Inc., Series A $5.50 Conv. Pfd.		8,540	826,757

Other Diversified Financial Services–0.30%
Citigroup Capital XIII, 7.88% Jr. Variable Rate Sub. Pfd.(d)		98,770	2,671,728

Research & Consulting Services–0.18%
Nielsen Holdings NV, $3.13 Sub. Conv. Pfd.		28,715	1,591,888

Total Preferred Stocks (Cost $10,838,990)			13,075,276

Common Stocks & Other Equity Interests–1.28%
Broadcasting–0.03%
Adelphia Communications Corp.,(h)		50,250	62,813

Adelphia Recovery Trust, Series ACC-1(h)		4,846,549	29,079

Adelphia Recovery Trust, Series ARAHOVA(h)		2,211,702	157,031

			248,923

Building Products–0.01%
Nortek, Inc.(i)		2,990	133,055

Construction Materials–0.40%
U.S. Concrete, Inc.(i)		359,502	3,595,020

Integrated Telecommunication Services–0.83%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(i)		22,376	318,858

Largo Limited–Class A (Luxembourg)(i)		312,510	711,740

Largo Limited–Class B (Luxembourg)(i)		2,812,600	6,405,682

			7,436,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Fund

	Shares	Value

Publishing–0.00%
Reader’s Digest Association Inc. (The), Wts., expiring 02/19/14	9,814	$0

Semiconductors–0.01%
MagnaChip Semiconductor LLC	166,675	108,006

Total Common Stocks & Other Equity Interests (Cost $35,174,982)		11,521,284

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–0.71%
Airlines–0.11%
Evergreen International Aviation, Inc. Sr. Sec. Floating Rate First Lien Term Loans, 9.00%, 10/31/11(d)	$976,402	970,910

Communications Equipment–0.60%
EchoStar Corp. Sr. Sec. Notes,–%, 12/31/49(j)	3,420,000	3,420,000

Sr. Unsec. Notes,–%, 12/31/49(j)	1,955,000	1,955,000

		5,375,000

Total Senior Secured Floating Rate Interest Loans (Cost $6,351,402)		6,345,910

	Shares
Money Market Funds–2.45%
Liquid Assets Portfolio–Institutional Class(k)	10,969,007	10,969,007

Premier Portfolio–Institutional Class(k)	10,969,008	10,969,008

Total Money Market Funds (Cost $21,938,015)		21,938,015

TOTAL INVESTMENTS–99.85% (Cost $871,826,982)		895,936,822

OTHER ASSETS LESS LIABILITIES–0.15%		1,370,135

NET ASSETS–100.00%		$897,306,957

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $300,250,503, which represented 33.46% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $5,884,651, which represented 0.66% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Perpetual bond with no specified maturity date.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(i)	Non-income producing security.
(j)	The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $849,888,967)	$873,998,807

Investments in affiliated money market funds, at value and cost	21,938,015

Total investments, at value (Cost $871,826,982)	895,936,822

Cash	146,855

Foreign currencies, at value (Cost $2,473,965)	2,445,884

Receivable for:
Investments sold	4,692,157

Fund shares sold	1,642,733

Dividends and interest	17,503,228

Investment for trustee deferred compensation and retirement plans	126,676

Other assets	47,364

Total assets	922,541,719

Liabilities:
Payable for:
Investments purchased	20,109,619

Fund shares reacquired	1,647,644

Dividends	1,309,137

Foreign currency contracts outstanding	1,269,725

Accrued fees to affiliates	528,017

Accrued other operating expenses	96,583

Trustee deferred compensation and retirement plans	274,037

Total liabilities	25,234,762

Net assets applicable to shares outstanding	$897,306,957

Net assets consist of:
Shares of beneficial interest	$1,015,065,585

Undistributed net investment income	350,204

Undistributed net realized gain (loss)	(140,927,817)

Unrealized appreciation	22,818,985

$897,306,957

Net Assets:
Class A	$532,779,374

Class B	$37,459,910

Class C	$75,278,172

Class Y	$35,235,006

Investor Class	$134,143,975

Institutional Class	$82,410,520

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	123,045,669

Class B	8,627,773

Class C	17,415,449

Class Y	8,119,913

Investor Class	30,962,085

Institutional Class	19,061,667

Class A:
Net asset value per share	$4.33

Maximum offering price per share
(Net asset value of $4.33 divided by 95.25%)	$4.55

Class B:
Net asset value and offering price per share	$4.34

Class C:
Net asset value and offering price per share	$4.32

Class Y:
Net asset value and offering price per share	$4.34

Investor Class:
Net asset value and offering price per share	$4.33

Institutional Class:
Net asset value and offering price per share	$4.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$72,656,874

Dividends (net of foreign withholding taxes of $28)	623,236

Dividends from affiliated money market funds (includes securities lending income of $98,362)	122,084

Total investment income	73,402,194

Expenses:
Advisory fees	4,794,542

Administrative services fees	252,149

Custodian fees	80,095

Distribution fees:
Class A	1,260,947

Class B	391,518

Class C	667,839

Investor Class	317,854

Transfer agent fees — A, B, C, Y and Investor	1,255,933

Transfer agent fees — Institutional	10,198

Trustees’ and officers’ fees and benefits	38,737

Other	347,754

Total expenses	9,417,566

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(412,659)

Net expenses	9,004,907

Net investment income	64,397,287

Realized and unrealized gain from:
Net realized gain from:
Investment securities	45,631,819

Foreign currencies	30,534

Foreign currency contracts	270,496

45,932,849

Change in net unrealized appreciation (depreciation) of:
Investment securities	18,820,861

Foreign currencies	(8,443)

Foreign currency contracts	(1,410,888)

17,401,530

Net realized and unrealized gain	63,334,379

Net increase in net assets resulting from operations	$127,731,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco High Yield Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

		Seven months
	Year ended	ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$64,397,287	$39,625,116	$63,959,722

Net realized gain (loss)	45,932,849	27,663,880	(64,946,011)

Change in net unrealized appreciation	17,401,530	52,543,128	24,327,022

Net increase in net assets resulting from operations	127,731,666	119,832,124	23,340,733

Distributions to shareholders from net investment income:
Class A	(37,618,751)	(21,710,240)	(32,826,348)

Class B	(2,636,408)	(1,917,166)	(4,362,919)

Class C	(4,487,795)	(2,748,166)	(3,516,959)

Class Y	(1,451,797)	(696,529)	(339,682)

Investor Class	(9,493,158)	(5,579,680)	(9,656,715)

Institutional Class	(9,631,426)	(6,973,546)	(15,576,801)

Total distributions from net investment income	(65,319,335)	(39,625,327)	(66,279,424)

Share transactions–net:
Class A	35,386,063	20,470,332	73,526,290

Class B	(7,084,282)	(4,987,113)	(12,180,338)

Class C	11,571,159	(3,831,954)	22,137,683

Class Y	19,356,468	1,260,864	10,563,766

Investor Class	2,865,844	6,287,087	5,076,756

Institutional Class	(63,661,084)	(9,138,046)	(22,253,826)

Net increase (decrease) in net assets resulting from share transactions	(1,565,832)	10,061,170	76,870,331

Net increase in net assets	60,846,499	90,267,967	33,931,640

Net assets:
Beginning of year	836,460,458	746,192,491	712,260,851

End of year (includes undistributed net investment income of $350,204, $467,916 and 382,256, respectively)	$897,306,957	$836,460,458	$746,192,491

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

22        Invesco High Yield Fund

Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

23        Invesco High Yield Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

24        Invesco High Yield Fund

combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.74% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees $25,523 and reimbursed class level expenses of $255,018, $19,795, $33,767, $9,604 and $64,284 of Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $999.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

25        Invesco High Yield Fund

  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $83,349 in front-end sales commissions from the sale of Class A shares and $2,344, $54,653 and $13,308 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$31,863,023	$14,563,546	$108,006	$46,534,575

Corporate Debt Securities	—	849,402,247	—	849,402,247

	$31,863,023	$863,965,793	$108,006	$895,936,822

Foreign Currency Contracts*	—	(1,269,725)	—	(1,269,725)

Total Investments	$31,863,023	$862,696,068	$108,006	$894,667,097

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk(a)	$—	(1,269,725)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

26        Invesco High Yield Fund

Effect of Derivative Instruments for the year ended February 28, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$270,496

Change in Unrealized Appreciation (Depreciation)
Currency risk	(1,410,888)

Total	$(1,140,392)

*	The average value of foreign currency contracts outstanding during the period was $35,937,899.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/11	RBC Dain Rauscher, Inc.	EUR	49,500,000	USD	66,995,280	$68,265,005	$(1,269,725)

Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $3,669.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $4,711 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$65,319,335	$39,625,327	$66,279,424

27        Invesco High Yield Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,645,059

Net unrealized appreciation — investments	23,177,470

Net unrealized appreciation (depreciation) — other investments	(21,130)

Temporary book/tax differences	(251,152)

Post-October deferrals	(127,561)

Capital loss carryforward	(142,181,314)

Shares of beneficial interest	1,015,065,585

Total net assets	$897,306,957

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $43,397,244 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$81,594,905

February 28, 2016	2,599,389

February 28, 2017	42,975,212

February 28, 2018	15,011,809

Total capital loss carryforward	$142,181,315

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $782,991,927 and $776,283,608, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$65,787,245

Aggregate unrealized (depreciation) of investment securities	(42,609,775)

Net unrealized appreciation of investment securities	$23,177,470

Cost of investments for tax purposes is $872,759,352.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2011, undistributed net investment income was increased by $804,336, undistributed net realized gain (loss) was increased by $532,538,203 and shares of beneficial interest decreased by $533,342,539. This reclassification had no effect on the net assets of the Fund.

28        Invesco High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	39,355,864	$163,482,895	21,297,083	$83,021,403	41,613,818	$129,836,764

Class B	2,480,363	10,358,261	1,382,308	5,420,828	3,444,118	10,866,558

Class C	8,833,797	36,748,126	3,160,319	12,256,377	10,371,596	32,295,589

Class Y(b)	6,749,955	28,548,246	600,196	2,294,924	3,505,917	11,380,186

Investor Class	7,822,844	32,491,815	7,287,210	28,706,747	4,867,208	15,502,306

Institutional Class	9,733,271	40,734,894	5,619,462	21,984,498	7,721,285	24,520,975

Issued as reinvestment of dividends:
Class A	6,502,031	27,151,389	3,970,637	15,584,683	6,853,140	21,865,151

Class B	463,509	1,940,017	356,916	1,405,692	832,315	2,661,822

Class C	828,649	3,457,688	554,998	2,175,343	808,239	2,594,868

Class Y	176,042	735,791	75,580	297,486	54,580	178,457

Investor Class	1,905,721	7,967,334	1,197,768	4,705,277	2,468,725	7,878,937

Institutional Class	2,281,284	9,478,191	1,780,245	6,970,751	4,903,719	15,576,595

Automatic conversion of Class B shares to Class A shares:
Class A	1,983,412	8,272,814	1,618,362	6,364,502	4,322,582	13,827,737

Class B	(1,978,337)	(8,272,814)	(1,614,253)	(6,364,502)	(4,310,213)	(13,827,737)

Reacquired:(c)
Class A(b)	(39,283,880)	(163,521,035)	(21,409,198)	(84,500,256)	(28,591,315)	(92,003,362)

Class B	(2,671,557)	(11,109,746)	(1,387,497)	(5,449,131)	(3,657,933)	(11,880,981)

Class C	(6,911,906)	(28,634,655)	(4,631,441)	(18,263,674)	(4,081,986)	(12,752,774)

Class Y	(2,402,158)	(9,927,569)	(334,302)	(1,331,546)	(305,897)	(994,877)

Investor Class(b)	(9,061,967)	(37,593,305)	(6,924,653)	(27,124,937)	(5,718,894)	(18,304,487)

Institutional Class	(27,334,492)	(113,874,169)	(9,710,834)	(38,093,295)	(19,366,034)	(62,351,396)

Net increase (decrease) in share activity	(527,555)	$(1,565,832)	2,888,906	$10,061,170	25,734,970	$76,870,331

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	182,746	$654,230

Class A	(167,665)	(600,241)

Investor Class	(15,081)	(53,989)

(c)	Net of redemption fees of $86,123, $21,715 and $34,643 allocated among the classes based on relative net assets of each class for the year ended February 28, 2011, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, respectively.

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen High Yield Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

29        Invesco High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset			on securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period(a)	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$4.03	$0.31	(d)	$0.30	$0.61	$(0.31)	$4.33	15.73%	$532,779	0.99	%(e)	1.04	%(e)	7.36	%(e)	91%
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.15	460,987	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Year ended 07/31/08	4.30	0.33		(0.31)	0.02	(0.34)	3.98	0.42	337,141	1.15		1.15		7.88		76
Year ended 07/31/07	4.32	0.31		(0.02)	0.29	(0.31)	4.30	6.78	379,525	1.11		1.11		6.98		111
Year ended 07/31/06	4.50	0.29	(d)	(0.17)	0.12	(0.30)	4.32	2.79	405,858	1.16		1.16		6.70		102

Class B
Year ended 02/28/11	4.04	0.28	(d)	0.30	0.58	(0.28)	4.34	14.86	37,460	1.74	(e)	1.79	(e)	6.61	(e)	91
Seven months ended 02/28/10	3.65	0.17	(d)	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.99	0.33	(d)	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Year ended 07/31/08	4.31	0.30		(0.31)	(0.01)	(0.31)	3.99	(0.32)	60,966	1.90		1.90		7.13		76
Year ended 07/31/07	4.33	0.28		(0.02)	0.26	(0.28)	4.31	5.99	104,215	1.86		1.86		6.23		111
Year ended 07/31/06	4.52	0.26	(d)	(0.18)	0.08	(0.27)	4.33	1.80	167,831	1.91		1.91		5.95		102

Class C
Year ended 02/28/11	4.02	0.28	(d)	0.30	0.58	(0.28)	4.32	14.90	75,278	1.74	(e)	1.79	(e)	6.61	(e)	91
Seven months ended 02/28/10	3.64	0.17	(d)	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.97	0.32	(d)	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Year ended 07/31/08	4.30	0.30		(0.32)	(0.02)	(0.31)	3.97	(0.58)	33,685	1.90		1.90		7.13		76
Year ended 07/31/07	4.31	0.28		(0.01)	0.27	(0.28)	4.30	6.24	39,234	1.86		1.86		6.23		111
Year ended 07/31/06	4.50	0.26	(d)	(0.18)	0.08	(0.27)	4.31	1.80	43,467	1.91		1.91		5.95		102

Class Y
Year ended 02/28/11	4.04	0.32	(d)	0.30	0.62	(0.32)	4.34	16.00	35,235	0.74	(e)	0.79	(e)	7.61	(e)	91
Seven months ended 02/28/10	3.65	0.19	(d)	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(f)	0.79	(f)	8.56	(f)	62
Year ended 07/31/09(g)	3.58	0.30	(d)	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(f)	0.98	(f)	10.99	(f)	104

Investor Class
Year ended 02/28/11	4.03	0.31	(d)	0.30	0.61	(0.31)	4.33	15.73	134,144	0.99	(e)	1.04	(e)	7.36	(e)	91
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Year ended 07/31/08	4.31	0.33		(0.32)	0.01	(0.34)	3.98	0.21	107,906	1.11		1.11		7.92		76
Year ended 07/31/07	4.32	0.31		(0.01)	0.30	(0.31)	4.31	7.06	125,803	1.10		1.10		6.99		111
Year ended 07/31/06	4.51	0.30	(d)	(0.19)	0.11	(0.30)	4.32	2.58	145,719	1.14		1.14		6.72		102

Institutional Class
Year ended 02/28/11	4.02	0.32	(d)	0.31	0.63	(0.33)	4.32	16.17	82,411	0.64	(e)	0.64	(e)	7.71	(e)	91
Seven months ended 02/28/10	3.64	0.20	(d)	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(f)	0.62	(f)	8.67	(f)	62
Year ended 07/31/09	3.97	0.36	(d)	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Year ended 07/31/08	4.30	0.35		(0.32)	0.03	(0.36)	3.97	0.66	172,562	0.65		0.65		8.38		76
Year ended 07/31/07	4.31	0.34		(0.01)	0.33	(0.34)	4.30	7.55	167,971	0.64		0.64		7.45		111
Year ended 07/31/06	4.50	0.32	(d)	(0.19)	0.13	(0.32)	4.31	3.06	86,120	0.66		0.66		6.72		102

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $504,379, $39,152, $66,784, $18,996, $127,142 and $122,456 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

NOTE 14—Distribution of Settled Enforcement Actions Related to Market Timing

On May 23, 2008, the Securities and Exchange Commission (“SEC”) publicly posted its final approval of the Distribution Plan (“Distribution Plan”) for the distribution of monies placed into Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. (“IFG”) and the SEC. The Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The Distributions to eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds has commenced. The Distribution Plan includes a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. At this time, management of Invesco and the Fund are unable to estimate the residual distribution to the Fund, if any.

30        Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Fund (formerly known as AIM High Yield Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

31        Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,086.80	$5.12	$1,019.89	$4.96	0.99%

B	1,000.00	1,082.70	8.99	1,016.17	8.70	1.74

C	1,000.00	1,083.00	8.99	1,016.17	8.70	1.74

Y	1,000.00	1,088.10	3.83	1,021.12	3.71	0.74

Investor	1,000.00	1,086.80	5.12	1,019.89	4.96	0.99

Institutional	1,000.00	1,089.00	3.26	1,021.67	3.16	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32        Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        Invesco High Yield Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

HYI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Income Fund
Nasdaq:
A: AMIFX ■ B: ABIFX ■ C: ACIFX ■ R: AMIRX ■ Y: AMIYX
Investor: AIIVX ■ Institutional: AIIRX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
21	Financial Statements
23	Notes to Financial Statements
32	Financial Highlights
33	Auditor’s Report
34	Fund Expenses
35	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Income Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 28, 2011, Class A Shares of Invesco Income Fund, at net asset value (NAV), outperformed the Fund’s broad market and style-specific indexes. High yield and investment grade corporate bonds aided performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.97%

Class B Shares	7.95

Class C Shares	8.17

Class R Shares	8.71

Class Y Shares	9.02

Investor Class Shares	8.98

Institutional Class Shares	9.53

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.93

Barclays Capital U.S. Credit Index▼ (Style-Specific Index)	7.37

Lipper BBB Rated Funds Index▼ (Peer Group Index)	9.53

▼	Lipper Inc.

How we invest
We invest primarily in fixed-rate U.S. dollar-denominated corporate bonds. We may invest up to 40% of the Fund in foreign securities (up to 10% in non-U.S. dollar denominated bonds). Up to 35% of the Fund’s assets may be invested in lower quality, high yield debt securities. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities (MBS).
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example,

Top 10 Fixed Income Issuers*

1.	Morgan Stanley	2.1%

2.	Prudential Financial Inc.	2.0

3.	Bank of America Corp.	1.9

4.	Goldman Sachs Group Inc. (The)	1.9

5.	Citigroup Inc.	1.8

6.	Barclays Bank PLC	1.8

7.	Hutchison Whampoa International Ltd.	1.7

8.	DIRECTVC Holdings LLC/ DIRECTV Financing Co., Inc.	1.7

9.	COX Communications Inc.	1.7

10.	Jefferies Group Inc.	1.6

Portfolio Composition
By security type, based on total investments

U.S. Dollar Denominated Bonds & Notes	93.4%

Asset-Backed Securities	2.7

Municipal Obligations	2.4

U.S. Government Sponsored

Mortgage Backed Securities	1.1

U.S. Treasury Securities	0.2

Common Stocks and Other Equity Interests	0.1

Non-U.S. Dollar Denominated
Bonds and Notes	0.1

Total Net Assets	$311.0 million

Total Number of Holdings*	415
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low within a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7%, 2.6% and 3.1% for the first, second, third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the fiscal year to a rate of 8.9% nationwide as of February 2011.3
     While bond market volatility increased during the fiscal year, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive total return for the 12 months ended February 28, 2011. Each of the major components that make up the Barclays Capital U.S. Aggregate Index also recorded positive total returns for the period, including government and corporate bonds and MBS. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the period came to a close, turmoil in the Middle East and Africa had little impact

4 Invesco Income Fund

on the fixed income market, causing only a slight widening in credit spreads.
     In this economic environment, the Fund generated positive returns for the 12-month period in both absolute and relative terms. Sector and security selection, and to a lesser extent duration and yield curve positioning, each had a positive effect on Fund performance relative to the Fund’s style-specific index for the period.
     Tactical out-of-index sector allocations to high yield, emerging markets and commercial mortgage-backed securities (CMBS) were some of the most beneficial investment decisions for the period, in both absolute and relative terms. Actively maintaining overweight allocations to financials and transports, and underweighting consumer non-cyclicals and government-related holdings, also were beneficial to Fund returns. Limited out-of-index sector allocations to Treasuries, asset-backed securities (ABS) and agency residential MBS contributed on an absolute basis but underperformed versus the style-specific benchmark. Overweight positioning in consumer cyclicals and an underweight position in the energy sector performed similarly. Compared to the Fund’s broad market index, sector allocation had a greater effect on relative performance as the credit-oriented Fund handily outperformed the much broader investment grade index, which has only a 20% exposure to non-government bonds.
     Fund performance relative to the style-specific index benefited from favorable security selection. Positive performance from security selection came from the breadth of the corporate bond sectors. Most notably, security selection within telecommunication services/media/technology, basic industries/capital goods, consumer cyclicals, government-related holdings and transports produced the largest contributions to relative performance versus the style-specific benchmark. Part of the security selection contribution to returns can be attributed to holding a larger percentage of lower quality investment grade (BBB-rated) bonds than the index, as lower quality bonds outperformed higher quality credit over the fiscal year.
     The Fund also may use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the style-specific benchmark was mixed over the reporting period but overall was positive. We maintained a slightly shorter-than-benchmark duration position as interest rates trended lower during the first half of the fiscal year, but still participated in the ensuing rally as longer duration asset prices rose. During the latter part of the fiscal year we averaged a slightly longer-than-benchmark duration which detracted from relative performance as rates rose. However, this was not enough to offset gains realized from the earlier fall in rates or the advantages of favorable yield curve positioning that emphasized the 10-year segment of the curve for much of the reporting period. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     Thank you for investing in Invesco Income Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Cynthia Brien
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Income Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin. She is a director, and a past president, of the CFA Society of Houston.
Chuck Burge
 Portfolio manager, is manager of Invesco Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Income Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Peter Ehret
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Income Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Income Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

5 Invesco Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 2/28/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Income Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (5/3/68)		6.23%

10	Years	2.44

5	Years	0.69

1	Year	3.85

Class B Shares

Inception (9/7/93)		3.30%

10	Years	2.32

5	Years	0.62

1	Year	2.95

Class C Shares

Inception (8/4/97)		2.09%

10	Years	2.15

5	Years	0.95

1	Year	7.17

Class R Shares

10	Years	2.65%

5	Years	1.42

1	Year	8.71

Class Y Shares

10	Years	2.98%

5	Years	1.79

1	Year	9.02

Investor Class Shares

10	Years	2.95%

5	Years	1.70

1	Year	8.98

Institutional Class Shares

10	Years	3.20%

5	Years	2.19

1	Year	9.53
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (5/3/68)		6.21%

10	Years	2.62

5	Years	0.49

1	Year	4.26

Class B Shares

Inception (9/7/93)		3.24%

10	Years	2.51

5	Years	0.42

1	Year	3.87

Class C Shares

Inception (8/4/97)		2.00%

10	Years	2.36

5	Years	0.71

1	Year	7.66

Class R Shares

10	Years	2.85%

5	Years	1.21

1	Year	9.20

Class Y Shares

10	Years	3.20%

5	Years	1.61

1	Year	9.95

Investor Class Shares

10	Years	3.15%

5	Years	1.49

1	Year	9.47

Institutional Class Shares

10	Years	3.39%

5	Years	1.98

1	Year	10.02
waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.11%, 1.86%, 1.86%, 1.36%, 0.86%, 1.09% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

ally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Income Fund

Invesco Income Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.

■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Gener-
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AMIFX
Class B Shares	ABIFX
Class C Shares	ACIFX
Class R Shares	AMIRX
Class Y Shares	AMIYX
Investor Class Shares	AIIVX
Institutional Class Shares	AIIRX

8 Invesco Income Fund

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–93.76%
Aerospace & Defense–0.22%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	$60,000	$62,400

BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	150,000	166,031

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	100,000	108,625

7.75%, 03/15/20(b)	150,000	164,250

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	45,000	46,350

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	125,000	134,063

		681,719

Agricultural Products–0.15%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	450,000	470,547

Airlines–2.83%
American Airlines–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	1,155,000	1,157,887

American Airlines Pass Through Trust–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	621,998	751,841

Continental Airlines Inc., Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,785,234	3,216,945

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	118,733	130,309

Delta Air Lines Inc.–
Series 2009-1, Class A,
Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	615,010	684,967

Sr. Sec. Notes,
9.50%, 09/15/14(b)	90,000	98,325

12.25%, 03/15/15(b)	40,000	46,000

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	4,596	4,635

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	592,975	631,889

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	25,000	24,938

Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	850,000	865,937

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	35,000	34,956

UAL Corp., Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	472,153	550,059

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	461,426	534,100

US Airways,–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	73,301	67,987

		8,800,775

Alternative Carriers–0.07%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	35,000	36,400

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	60,000	58,650

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	95,000	98,444

		193,494

Aluminum–0.08%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	250,000	261,094

Apparel Retail–0.09%
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	250,000	286,250

Apparel, Accessories & Luxury Goods–0.09%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	75,000	72,937

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	95,000	101,650

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	115,000	114,425

		289,012

Auto Parts & Equipment–0.06%
Dana Holding Corp., Sr. Unsec. Notes, 6.50%, 02/15/19	25,000	25,312

6.75%, 02/15/21	20,000	20,425

Tenneco Inc., Sr. Unsec. Gtd. Notes, 6.88%, 12/15/20(b)	140,000	145,600

		191,337

Automobile Manufacturers–0.04%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	105,000	115,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Income Fund

	Principal
	Amount	Value

Automotive Retail–1.87%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	$1,345,000	$1,413,931

AutoZone Inc., Sr. Unsec. Notes, 5.75%, 01/15/15	3,465,000	3,830,137

O’Reilly Automotive Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/14/21	570,000	564,985

		5,809,053

Brewers–0.60%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 01/15/15	1,280,000	1,359,548

2.88%, 02/15/16	500,000	497,610

		1,857,158

Broadcasting–1.74%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	220,000	230,725

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,045,000	1,358,112

Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,270,000	1,402,909

Sr. Unsec. Notes, 9.38%, 01/15/19(b)	1,860,000	2,422,640

		5,414,386

Building Products–0.28%
Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	250,000	261,875

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	125,000	128,437

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	45,000	46,463

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	215,000	227,900

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	125,000	136,250

Sr. Unsec. Notes, 9.75%, 01/15/18	55,000	58,575

		859,500

Cable & Satellite–2.84%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/17	250,000	280,937

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	4,855,000	5,364,775

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	220,000	230,175

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	140,000	155,575

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	1,240,000	1,259,189

5.88%, 11/15/40	1,000,000	947,511

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Notes, 5.25%, 01/15/21(b)	595,000	595,266

		8,833,428

Casinos & Gaming–0.55%
CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	25,000	26,281

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	250,000	256,250

MGM Resorts International, Sr. Sec. Global Notes, 11.13%, 11/15/17	310,000	359,600

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	75,000	72,000

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	40,000	42,900

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	255,000	281,137

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.20%, 02/01/14(b)	15,000	13,763

Sr. Sec. Notes, 9.13%, 02/01/15(b)	135,000	136,688

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	500,000	535,000

		1,723,619

Coal & Consumable Fuels–0.09%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.00%, 04/01/17(b)	125,000	137,188

8.25%, 04/01/20(b)	125,000	138,437

		275,625

Communications Equipment–0.15%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	100,000	99,500

Juniper Networks Inc., Sr. Unsec. Notes, 5.95%, 03/15/41	370,000	372,335

		471,835

Computer & Electronics Retail–0.78%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,070,000	2,289,258

Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	130,000	129,675

		2,418,933

Computer Storage & Peripherals–0.03%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	80,000	82,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Income Fund

	Principal
	Amount	Value

Construction & Engineering–0.08%
Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	$35,000	$35,875

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	25,000	25,500

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	85,000	86,700

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	105,000	109,331

		257,406

Construction, Farm Machinery & Heavy Trucks–0.19%
CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	125,000	137,187

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	30,000	32,550

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	250,000	276,875

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	125,000	135,938

		582,550

Construction Materials–0.97%
CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	1,140,000	1,148,065

Holcim U.S. Finance Sarl & Cie SCS (Luxembourg), Unsec. Gtd. Unsub. Notes, 6.00%, 12/30/19(b)	1,575,000	1,653,306

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	210,000	229,425

		3,030,796

Consumer Finance–0.93%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	500,000	572,500

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	410,000	466,375

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	250,000	278,750

SLM Corp., Sr. Global Medium-Term Notes, 6.25%, 01/25/16	1,040,000	1,074,905

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	480,000	499,662

		2,892,192

Data Processing & Outsourced Services–0.08%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	250,000	264,062

Department Stores–0.11%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	345,000	338,962

Distillers & Vintners–0.04%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	105,000	113,400

Diversified Banks–9.52%
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,300,000	1,295,724

Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	115,000	129,663

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,145,000	1,162,307

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	460,000	464,488

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	980,000	1,002,016

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
6.75%, 05/22/19	2,195,000	2,476,168

5.13%, 01/08/20	2,225,000	2,273,114

Unsec. Sub. Global Notes, 5.14%, 10/14/20	765,000	743,905

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	1,520,000	1,539,865

HSBC Bank USA N.A., Sub. Global Notes, 4.88%, 08/24/20	250,000	245,698

ING Bank N.V. (Netherlands), Sr. Notes, 3.00%, 09/01/15(b)	755,000	739,334

Unsec. Sub. Notes, 5.13%, 05/01/15(b)	1,540,000	1,607,124

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	1,215,000	1,236,783

Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	2,000,000	2,019,998

Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	800,000	773,116

Royal Bank of Scotland PLC (The) (United Kingdom)–Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	1,000,000	1,018,890

Royal Bank of Scotland PLC (The) (United Kingdom) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	1,670,000	1,723,054

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,775,000	1,766,753

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	2,235,000	2,443,302

3.85%, 04/27/15(b)	575,000	590,387

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(c)	1,400,000	1,433,498

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.55%, 10/13/20(b)	1,265,000	1,268,366

Sr. Unsec. Notes, 6.32%, 02/22/18(b)	1,640,000	1,663,354

		29,616,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Income Fund

	Principal
	Amount	Value

Diversified Capital Markets–0.41%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	$1,180,000	$1,283,602

Diversified Chemicals–0.16%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.25%, 11/15/20	500,000	482,053

Diversified Metals & Mining–0.51%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	510,000	565,303

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	835,000	1,011,298

		1,576,601

Diversified REIT’s–0.25%
Qatari Diar Finance QSC (Mult. Countries), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	800,000	784,564

Drug Retail–0.79%
CVS Pass Through Trust, Sr. Unsec. Gtd. Mortgage Notes, 5.77%, 01/10/33(b)	2,425,416	2,464,523

Electric Utilities–3.45%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	1,500,000	1,755,262

9.75%, 03/15/19(b)	795,000	1,032,092

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,200,000	1,232,895

Indiana Michigan Power Co., Sr. Unsec. Notes, 7.00%, 03/15/19	1,860,000	2,196,359

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	250,000	178,750

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,555,000	2,742,738

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	695,000	777,513

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	760,000	816,408

		10,732,017

Electrical Components & Equipment–0.08%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	200,000	222,500

Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	20,000	20,875

		243,375

Electronic Manufacturing Services–0.07%
Jabil Circuit, Inc., Sr. Unsec. Notes, 5.63%, 12/15/20	215,000	211,775

Environmental & Facilities Services–0.63%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	960,000	1,038,603

4.60%, 03/01/21	930,000	935,384

		1,973,987

Food Retail–0.30%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 5.40%, 07/15/40	300,000	284,455

WM. Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.68%, 06/28/11(b)(c)	640,000	640,653

		925,108

Gas Utilities–0.07%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	80,000	78,600

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	125,000	134,062

		212,662

Gold–0.57%
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,845,000	1,766,495

Health Care Distributors–0.34%
McKesson Corp., Sr. Unsec. Notes, 3.25%, 03/01/16	210,000	211,742

4.75%, 03/01/21	280,000	285,185

6.00%, 03/01/41	560,000	574,225

		1,071,152

Health Care Equipment–0.62%
Boston Scientific Corp.,Sr. Unsec. Notes, 4.50%, 01/15/15	700,000	722,551

6.00%, 01/15/20	1,150,000	1,208,690

		1,931,241

Health Care Facilities–0.39%
CHS/Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	250,000	266,562

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	500,000	552,500

Healthsouth Corp.,Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	125,000	130,313

7.75%, 09/15/22	125,000	130,625

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	115,000	127,075

		1,207,075

Health Care Services–1.56%
Express Scripts Inc.,Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,070,000	2,315,281

7.25%, 06/15/19	580,000	701,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Income Fund

	Principal
	Amount	Value

Health Care Services–(continued)

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	$540,000	$537,135

Orlando Lutheran Towers Inc.,Putable Bonds, 7.75%, 07/01/11	150,000	150,736

8.00%, 07/01/17	1,150,000	1,135,986

		4,840,682

Health Care Technology–0.05%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	145,000	149,712

Home Furnishings–0.02%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	65,000	69,713

Home Improvement Retail–0.36%
Lowe’s Cos. Inc., Sr. Unsec. Notes, 3.75%, 04/15/21	1,150,000	1,115,938

Homebuilding–0.03%
Beazer Homes USA Inc.,Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	35,000	34,738

8.13%, 06/15/16	35,000	35,525

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	30,000	31,725

		101,988

Hotels, Resorts & Cruise Lines–1.68%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,340,000	2,502,859

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	250,000	248,125

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	220,000	243,100

Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	115,000	113,275

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	1,905,000	2,119,313

		5,226,672

Household Products–0.08%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	250,000	263,750

Independent Power Producers & Energy Traders–0.31%
AES Corp. (The),Sr. Unsec. Global Notes, 7.75%, 10/15/15	60,000	65,400

9.75%, 04/15/16	415,000	483,475

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	150,000	156,000

7.38%, 01/15/17	250,000	263,750

		968,625

Industrial Conglomerates–2.08%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,180,000	1,281,545

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	1,840,000	2,223,416

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%, 12/29/49(b)(c)(d)	1,875,000	1,879,688

NBC Universal Media LLC, Sr. Unsec. Notes, 2.10%, 04/01/14(b)	550,000	547,308

5.95%, 04/01/41(b)	525,000	527,247

		6,459,204

Industrial Machinery–0.03%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	100,000	107,750

Insurance Brokers–0.52%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	1,255,000	1,604,875

Integrated Oil & Gas–0.86%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	1,390,000	1,408,764

Marathon Petroleum Corp., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/41(b)	665,000	676,606

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.38%, 01/27/21	575,000	579,438

		2,664,808

Integrated Telecommunication Services–1.88%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	835,000	830,636

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	65,000	70,850

Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15(e)	400,000	415,000

Qtel International Finance Ltd. (Bermuda), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	755,000	708,806

4.75%, 02/16/21(b)	350,000	328,475

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	25,000	26,938

Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	1,215,000	1,238,105

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	2,298,000	2,214,918

		5,833,728

Internet Retail–0.75%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	2,300,000	2,339,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Income Fund

	Principal
	Amount	Value

Internet Software & Services–0.04%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	$125,000	$135,937

Investment Banking & Brokerage–6.64%
E*Trade Financial Corp., Sr. Unsec. Global Notes, 7.38%, 09/15/13	150,000	151,500

Goldman Sachs Group Inc. (The),
Sr. Global Notes,
3.70%, 08/01/15	1,345,000	1,364,772

6.25%, 02/01/41	690,000	698,921

Sr. Unsec. Global Notes, 5.13%, 01/15/15	700,000	750,878

Sr. Unsec. Medium-Term Global Notes, 5.38%, 03/15/20	1,325,000	1,356,321

Unsec. Sub. Global Notes, 6.75%, 10/01/37	1,710,000	1,750,186

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	4,855,000	4,854,088

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	1,565,000	1,745,537

6.00%, 01/14/20(b)	1,435,000	1,465,574

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	4,165,000	4,555,064

Sr. Unsec. Notes, 3.45%, 11/02/15	595,000	586,171

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,375,463

		20,654,475

Leisure Facilities–0.09%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	20,000	20,350

Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	250,000	274,375

		294,725

Life & Health Insurance–3.34%
MetLife Inc., Sr. Unsec. Notes, 6.75%, 06/01/16	2,180,000	2,525,913

Metropolitan Life Global Funding I, Sr. Sec. Unsub. Notes, 5.13%, 11/09/11(b)	1,425,000	1,468,969

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(c)	1,690,000	1,979,938

Series D, Sr. Unsec. Medium-Term Notes,
2.75%, 01/14/13	1,370,000	1,398,193

3.88%, 01/14/15	1,440,000	1,490,213

7.38%, 06/15/19	1,270,000	1,512,946

		10,376,172

Life Sciences Tools & Services–0.89%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,733,133

Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	250,000	262,500

Thermo Fisher Scientific Inc., Sr. Unsec. Notes, 4.50%, 03/01/21	750,000	766,266

		2,761,899

Managed Health Care–0.52%
UnitedHealth Group Inc.,Sr. Unsec. Notes, 3.88%, 10/15/20	840,000	809,210

5.95%, 02/15/41	785,000	800,444

		1,609,654

Metal & Glass Containers–0.01%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	35,000	34,300

Mortgage Backed Securities–0.43%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	1,284,480	1,350,274

Movies & Entertainment–0.48%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	360,000	389,700

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	150,000	164,437

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	150,000	162,188

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	670,000	770,817

		1,487,142

Multi-Line Insurance–1.77%
American Financial Group Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	2,565,000	3,090,309

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(c)	150,000	166,850

Health Care Service Corp., Sr. Unsec. Notes, 4.70%, 01/15/21(b)	750,000	760,775

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	1,405,000	1,482,255

		5,500,189

Multi-Utilities–0.28%
Pacific Gas & Electric Co., Sr. Unsec. Notes, 5.40%, 01/15/40	890,000	883,516

Office REIT’s–0.85%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/01/20	2,490,000	2,631,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Income Fund

	Principal
	Amount	Value

Office Services & Supplies–0.87%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	$250,000	$243,750

Steelcase Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	2,410,000	2,475,410

		2,719,160

Oil & Gas Drilling–0.51%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	50,000	51,750

Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	1,460,000	1,545,886

		1,597,636

Oil & Gas Equipment & Services–0.08%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	75,000	79,313

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	25,000	25,797

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	125,000	135,937

		241,047

Oil & Gas Exploration & Production–2.22%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	925,000	1,016,982

Sr. Unsec. Notes, 7.63%, 03/15/14	385,000	442,305

Chaparral Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	115,000	117,875

Chesapeake Energy Corp.,Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	125,000	132,344

6.13%, 02/15/21	10,000	10,213

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	400,000	422,500

Comstock Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 04/01/19	30,000	30,131

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	20,000	21,050

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	150,000	166,688

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	540,000	534,485

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	150,000	170,062

EOG Resources Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	715,000	694,034

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	150,000	156,000

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	255,000	279,862

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	940,000	939,237

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	195,000	201,591

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	160,000	166,200

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18(b)	30,000	31,200

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	925,000	935,500

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 8.63%, 10/15/19	250,000	279,062

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 10/01/17	125,000	133,125

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	35,000	35,525

		6,915,971

Oil & Gas Refining & Marketing–0.56%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	895,000	953,248

Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	150,000	155,063

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	120,000	119,400

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	500,000	501,562

		1,729,273

Oil & Gas Storage & Transportation–3.00%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	195,000	203,775

Enterprise Products Operating LLC,Sr. Unsec. Gtd. Notes, 5.20%, 09/01/20	975,000	1,006,075

6.45%, 09/01/40	980,000	1,026,778

Inergy L.P./Inergy Finance Corp., Sr. Notes, 6.88%, 08/01/21(b)	55,000	56,581

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 08/15/21	145,000	145,181

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	250,000	250,625

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	170,000	177,863

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,200,000	2,345,653

Williams Partners L.P.,Sr. Unsec. Global Notes, 3.80%, 02/15/15	2,815,000	2,919,479

6.30%, 04/15/40	1,140,000	1,191,643

		9,323,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Income Fund

	Principal
	Amount	Value

Other Diversified Financial Services–10.00%
Bank of America Corp., Sr. Unsec. Global Notes,
4.50%, 04/01/15	$2,860,000	$2,989,240

3.70%, 09/01/15	395,000	399,261

6.50%, 08/01/16	1,860,000	2,086,303

Sr. Unsec. Notes, 5.88%, 01/05/21	530,000	563,089

Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	4,380,000	4,507,928

Citigroup Inc., Sr. Unsec. Global Notes,
5.10%, 09/29/11	1,000,000	1,025,818

6.01%, 01/15/15	1,000,000	1,099,703

Sr. Unsec. Notes, 6.38%, 08/12/14	3,080,000	3,431,000

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	1,645,000	1,735,737

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 5.25%, 10/01/20(b)	440,000	457,915

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	1,485,000	1,584,853

Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	1,350,000	1,400,194

General Electric Capital Corp.,–Series G, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	2,460,000	2,779,467

International Lease Finance Corp., Sr. Unsec. Notes, 8.63%, 09/15/15(b)	70,000	78,400

8.75%, 03/15/17(b)	175,000	198,625

8.25%, 12/15/20	165,000	183,975

JPMorgan Chase & Co., Sr. Global Notes, 3.45%, 03/01/16	370,000	372,141

Sr. Unsec. Global Notes, 4.75%, 05/01/13	135,000	144,022

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,230,000	2,348,829

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	555,000	528,075

Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,000,000	3,193,225

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-04/03/06; Cost $1,644,980)(b)(c)(d)(f)	1,640,000	0

		31,107,800

Packaged Foods & Meats–1.30%
Blue Merger Sub Inc., Sr. Notes, 7.63%, 02/15/19(b)	60,000	61,050

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	250,000	268,750

Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	740,000	732,717

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	945,000	971,816

4.13%, 02/09/16	225,000	234,323

6.50%, 02/09/40	1,630,000	1,759,980

		4,028,636

Paper Packaging–0.05%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	150,000	157,875

Paper Products–0.14%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	60,000	62,700

Mercer International Inc., Sr. Unsec. Gtd. Notes, 9.50%, 12/01/17(b)	45,000	49,950

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	89,000	91,336

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	125,000	130,156

PE Paper Escrow GmbH (Austria), Sr. Sec. Gtd. Notes, 12.00%, 08/01/14(b)	100,000	116,750

		450,892

Pharmaceuticals–0.06%
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	45,000	46,294

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	60,000	62,400

7.00%, 10/01/20(b)	65,000	67,600

		176,294

Property & Casualty Insurance–1.00%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	2,140,000	2,446,784

WR Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	570,000	649,421

		3,096,205

Publishing–0.06%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	184,000	188,658

Railroads–1.12%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Yankee Notes, 4.45%, 03/15/23	330,000	321,141

CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	1,000,000	982,671

Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	300,000	325,698

Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	1,870,000	1,850,285

		3,479,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Income Fund

	Principal
	Amount	Value

Regional Banks–2.01%
BB&T Corp., Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/16	$1,210,000	$1,199,974

CIT Group Inc., Sec. Bonds, 7.00%, 05/01/14	250,000	255,937

7.00%, 05/01/17	80,000	81,000

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,485,000	1,538,443

PNC Preferred Funding Trust III, Jr. Sub. Variable Rate Notes, 8.70%, 12/31/49(b)(c)(d)	2,300,000	2,461,000

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	320,000	310,400

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	65,000	61,100

Zions Bancorp., Unsec. Sub. Notes, 6.00%, 09/15/15	75,000	76,125

5.50%, 11/16/15	250,000	253,750

		6,237,729

Restaurants–0.98%
Yum! Brands, Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	2,860,000	3,057,854

Semiconductor Equipment–0.08%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	250,000	262,500

Semiconductors–0.09%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	250,000	279,375

Sovereign Debt–1.45%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 5.88%, 01/15/19	1,185,000	1,306,451

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	1,700,000	1,703,187

5.00%, 04/29/20(b)	1,200,000	1,198,500

United Mexican States (Mexico), Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	310,000	315,890

		4,524,028

Specialized Finance–2.62%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,665,000	1,684,182

NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	2,830,000	2,881,422

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	990,000	1,002,199

Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,570,321

		8,138,124

Specialized REIT’s–1.59%
Entertainment Properties Trust, Sr. Unsec. Gtd. Notes, 7.75%, 07/15/20(b)	3,285,000	3,507,177

HCP Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	350,000	353,553

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	35,000	35,438

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,060,000	1,043,437

		4,939,605

Specialty Chemicals–0.05%
Nalco Co., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/19(b)	25,000	25,906

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	125,000	132,813

		158,719

Specialty Stores–0.95%
Michaels Stores Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	35,000	36,313

Staples Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 01/15/14	200,000	241,750

Sr. Unsec. Gtd. Notes, 7.75%, 04/01/11	2,650,000	2,666,293

		2,944,356

Steel–1.77%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	85,000	87,550

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	760,000	913,328

Sr. Unsec. Global Notes, 7.00%, 10/15/39	2,160,000	2,266,533

Class A,
Sr. Unsec. Medium-Term Global Notes, 5.50%, 03/01/21	185,000	185,311

6.75%, 03/01/41	185,000	185,311

FMG Resources Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	60,000	60,910

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	120,000	125,700

Vale Overseas Ltd., Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	655,000	645,331

6.88%, 11/10/39	960,000	1,041,737

		5,511,711

Systems Software–0.22%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	215,000	223,062

Symantec Corp., Sr. Unsec. Notes, 4.20%, 09/15/20	480,000	454,197

		677,259

Technology Distributors–0.30%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	935,000	942,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Income Fund

	Principal
	Amount	Value

Textiles–0.03%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	$100,000	$104,000

Tires & Rubber–0.05%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 7.63%, 03/15/27	160,000	154,400

Trading Companies & Distributors–0.10%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	250,000	261,875

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)	35,000	37,100

		298,975

Trucking–0.07%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	50,000	53,375

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	20,450

Sr. Unsec. Gtd. Notes, 7.38%, 01/15/21(b)	115,000	120,462

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, (Acquired 01/13/11; Cost $32,900)(b)	35,000	34,475

		228,762

Wireless Telecommunication Services–1.76%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,280,000	1,336,642

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	250,000	270,000

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	210,000	202,650

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,715,000	1,732,150

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	265,000	277,587

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 12.00%, 04/01/14(b)	150,000	176,062

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18	35,000	36,772

6.63%, 11/15/20	120,000	116,850

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	275,000	305,250

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	55,000	55,756

6.88%, 11/15/28	315,000	284,681

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	150,000	167,063

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Notes, 11.75%, 07/15/17(b)	250,000	288,750

Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	209,000

		5,459,213

Total U.S. Dollar Denominated Bonds & Notes (Cost $275,934,504)		291,597,440

Asset-Backed Securities–2.74%
Capital One Multi-Asset Execution Trust,–Series 2006-C1, Class C, Floating Rate Pass Through Ctfs., 0.56%, 03/17/14(c)	1,410,000	1,407,948

Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	745,644	735,810

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.88%, 09/26/34(b)(c)	1,618,733	1,533,872

TIAA Seasoned Commercial Mortgage Trust,–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.77%, 08/15/39(c)	665,000	694,310

Wachovia Bank Commercial Mortgage Trust–Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(c)	1,510,000	1,593,400

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.74%, 12/25/34(c)	2,610,816	2,555,222

Total Asset-Backed Securities (Cost $7,957,464)		8,520,562

Municipal Obligations–2.41%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Taxable Lease Build America & Recovery Zone Economic Development RB, 7.05%, 12/01/44	765,000	763,516

Florida (State of) Development Finance Corp. (Palm Bay Academy Inc.);
Series 2006 B, Taxable RB, 7.50%, 05/15/17	650,000	546,247

Series 2007 B, Taxable RB, 9.00%, 05/15/18	660,000	591,314

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	1,515,000	1,527,120

Kentucky (State of) Asset/Liability Commission; Series 2010, Taxable General Funding RN, 3.17%, 04/01/18	1,275,000	1,255,365

Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning and Leadership, Inc.); Series 2007 C, Taxable Redevelopment Education RB, 7.56%, 08/01/13	315,000	305,206

Series 2007 B, Taxable Redevelopment Education RB, 7.56%, 08/01/16	330,000	302,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Income Fund

	Principal
	Amount		Value

Municipal Obligations–(continued)

New Jersey (State of) Transportation Trust Fund Authority; Series 2010 C, Taxable Build America RB, 5.75%, 12/15/28		$1,485,000	$1,448,395

New York City (City of) Transitional Finance Authority; Subseries 2011 B-1, Future Tax Secured Taxable Build America RB, 5.57%, 11/01/38		770,000	757,341

Total Municipal Obligations (Cost $7,760,229)			7,497,144

U.S. Government Agency Sponsored Mortgage-Backed Securities–1.13%
Federal Home Loan Mortgage Corp. (FHLMC)–0.56%
Pass Through Ctfs.,
7.00%, 06/01/15 to 06/01/32		666,141	752,952

6.50%, 04/01/16 to 08/01/32		112,744	125,812

5.50%, 09/01/16 to 11/01/18		353,368	382,731

6.00%, 04/01/17 to 10/01/32		438,320	480,433

7.50%, 06/01/30		2,016	2,332

			1,744,260

Federal National Mortgage Association (FNMA)–0.37%
Pass Through Ctfs.,
7.50%, 11/01/15 to 05/01/32		81,918	94,820

7.00%, 02/01/16 to 09/01/32		236,564	269,944

6.50%, 09/01/16 to 08/01/34		278,427	313,146

5.00%, 01/01/18 to 09/01/18		279,357	299,768

8.50%, 10/01/28		33,882	39,580

8.00%, 10/01/30 to 04/01/32		105,481	123,108

			1,140,366

Government National Mortgage Association (GNMA)–0.20%
Pass Through Ctfs.,
7.50%, 06/15/23		123,749	143,281

8.50%, 11/15/24		39,266	46,738

8.00%, 09/20/26		28,437	33,230

6.50%, 03/15/31 to 07/15/32		191,488	217,645

7.00%, 04/15/31 to 08/15/31		10,030	11,608

6.00%, 01/15/32 to 02/15/33		152,423	168,652

			621,154

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $3,244,203)			3,505,780

U.S. Treasury Bills–0.20%
0.13%, 05/19/11 (Cost $624,782)(g)(h)		625,000	624,827

	Shares
Common Stocks & Other Equity Interests–0.10%
Broadcasting–0.01%
Adelphia Communications Corp.,(i)		8,850	11,063

Adelphia Recovery Trust, Series ACC-1(i)		859,558	5,157

			16,220

Integrated Telecommunication Services–0.09%
Largo Limited–Class A (Luxembourg)(j)		13,363	30,434

Largo Limited–Class B (Luxembourg)(j)		120,270	273,914

			304,348

Total Common Stocks & Other Equity Interests (Cost $728,108)			320,568

	Principal
	Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.07%(k)
Luxembourg–0.05%
Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	$142,861

United Kingdom–0.02%
Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	78,677

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $205,101)			221,538

TOTAL INVESTMENTS–100.41% (Cost $296,454,391)			312,287,859

OTHER ASSETS LESS LIABILITIES–(0.41)%			(1,290,130)

NET ASSETS–100.00%			$310,997,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Income Fund

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
Gtd.	– Guaranteed
Jr.	– Junior
PIK	– Payment in Kind
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $84,159,010, which represented 27.06% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 represented 0.00% of the Fund’s Net Assets.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	Foreign denominated security. Principal amount is denominated in currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Income Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $296,454,391)	$312,287,859

Foreign currencies, at value (Cost $26,948)	27,265

Receivable for:
Investments sold	2,185,779

Variation margin	102,859

Fund shares sold	290,927

Interest	4,346,251

Investment for trustee deferred compensation and retirement plans	111,575

Other assets	26,612

Total assets	319,379,127

Liabilities:
Payable for:
Investments purchased	4,071,403

Fund shares reacquired	530,780

Amount due custodian	2,894,307

Dividends	234,312

Accrued fees to affiliates	255,298

Accrued other operating expenses	211,647

Trustee deferred compensation and retirement plans	183,651

Total liabilities	8,381,398

Net assets applicable to shares outstanding	$310,997,729

Net assets consist of:
Shares of beneficial interest	$448,607,018

Undistributed net investment income	458,213

Undistributed net realized gain (loss)	(154,282,615)

Unrealized appreciation	16,215,113

$310,997,729

Net Assets:
Class A	$198,211,138

Class B	$18,517,344

Class C	$17,634,033

Class R	$4,678,060

Class Y	$2,908,653

Investor Class	$56,469,386

Institutional Class	$12,579,115

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	39,193,591

Class B	3,657,841

Class C	3,494,464

Class R	926,355

Class Y	574,814

Investor Class	11,146,902

Institutional Class	2,485,958

Class A:
Net asset value per share	$5.06

Maximum offering price per share
(Net asset value of $5.06 divided by 95.25%)	$5.31

Class B:
Net asset value and offering price per share	$5.06

Class C:
Net asset value and offering price per share	$5.05

Class R:
Net asset value and offering price per share	$5.05

Class Y:
Net asset value and offering price per share	$5.06

Investor Class:
Net asset value and offering price per share	$5.07

Institutional Class:
Net asset value and offering price per share	$5.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Income Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$19,269,959

Dividends	8,157

Dividends from affiliated money market funds	2,538

Total investment income	19,280,654

Expenses:
Advisory fees	1,505,025

Administrative services fees	135,042

Custodian fees	40,835

Distribution fees:
Class A	518,855

Class B	213,044

Class C	197,263

Class R	22,048

Investor Class	133,210

Transfer agent fees — A, B, C, R, Y and Investor	839,845

Transfer agent fees — Institutional	822

Trustees’ and officers’ fees and benefits	25,169

Other	364,717

Total expenses	3,995,875

Less: Fees waived and expense offset arrangement(s)	(4,134)

Net expenses	3,991,741

Net investment income	15,288,913

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	11,390,478

Foreign currencies	(6,985)

Futures contracts	200,363

11,583,856

Change in net unrealized appreciation of:
Investment securities	288,126

Foreign currencies	1,689

Futures contracts	394,209

684,024

Net realized and unrealized gain	12,267,880

Net increase in net assets resulting from operations	$27,556,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Income Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$15,288,913	$9,512,987	$21,541,450

Net realized gain (loss)	11,583,856	(648,982)	(117,410,652)

Change in net unrealized appreciation	684,024	16,936,456	56,881,501

Net increase in net assets resulting from operations	27,556,793	25,800,461	(38,987,701)

Distributions to shareholders from net investment income:
Class A	(9,954,871)	(6,110,967)	(17,906,176)

Class B	(862,019)	(639,330)	(2,785,614)

Class C	(798,235)	(474,872)	(1,358,351)

Class R	(200,210)	(107,858)	(337,334)

Class Y	(134,910)	(35,939)	(53,182)

Investor Class	(2,817,263)	(1,740,703)	(5,229,147)

Institutional Class	(641,143)	(538,374)	(986,013)

Total distributions from net investment income	(15,408,651)	(9,648,043)	(28,655,817)

Share transactions–net:
Class A	(16,715,786)	(7,029,511)	(11,109,037)

Class B	(5,282,969)	(4,758,821)	(15,745,467)

Class C	(2,515,821)	143,500	827,220

Class R	481,228	(194,036)	(27,280)

Class Y	1,660,842	(19,768)	1,160,682

Investor Class	(3,303,918)	(3,465,053)	(5,038,998)

Institutional Class	447,719	(7,596,381)	10,339,740

Net increase (decrease) in net assets resulting from share transactions	(25,228,705)	(22,920,070)	(19,593,140)

Net increase (decrease) in net assets	(13,080,563)	(6,767,652)	(87,236,658)

Net assets:
Beginning of year	324,078,292	330,845,944	418,082,602

End of year (includes undistributed net investment income of $458,213 and $(59,998) and $(175,289), respectively)	$310,997,729	$324,078,292	$330,845,944

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in

23        Invesco Income Fund

Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

24        Invesco Income Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

25        Invesco Income Fund

Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

26        Invesco Income Fund

  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $2,274.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended February 28, 2011, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $15,301 in front-end sales commissions from the sale of Class A shares and $43, $29,459 and $1,787 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

27        Invesco Income Fund

  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,157	$315,411	$—	$320,568

U.S. Treasury Securities	—	624,827	—	624,827

U.S. Government Sponsored Securities	—	3,505,780	—	3,505,780

Corporate Debt Securities	—	287,294,950	0	287,294,950

Asset Backed Securities	—	8,520,562	—	8,520,562

Municipal Obligations	—	7,497,144	—	7,497,144

Foreign Government Debt Securities	—	4,524,028	—	4,524,028

	$5,157	$312,282,702	$0	$312,287,859

Futures*	381,256	—	—	381,256

Total Investments	$386,413	$312,282,702	$0	$312,669,115

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk

Futures contracts(a)	$409,577	$(28,321)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended February 28, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures*

Realized Gain
Interest rate risk	$200,363

Change in Unrealized Appreciation
Interest rate risk	$394,209

Total	$594,572

*	The average notional value of futures outstanding during the period was $102,544,259.

Open Futures Contracts
				Unrealized
	Number of	Month/	Notional	Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Ultra U.S. Treasury Bonds	120	June-2011/Long	$14,831,250	$280,055

U.S. Treasury 5 Year Notes	321	June-2011/Long	37,536,938	79,560

U.S. Treasury Long Bonds	43	June-2011/Long	5,174,781	49,962

Subtotal			$57,542,969	$409,577

U.S. Treasury 10 Year Notes	335	June-2011/Short	(39,880,703)	(28,321)

Total			$17,662,266	$381,256

28        Invesco Income Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,860.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28,2011, the Fund paid legal fees of $3,336 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

		Seven months
	Year ended	ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Ordinary income	$15,408,651	$9,648,043	$28,655,817

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$891,787

Net unrealized appreciation — investments	15,563,952

Net unrealized appreciation — other investments	389

Temporary book/tax differences	(163,987)

Post-October deferrals	(70)

Capital loss carryforward	(153,901,360)

Shares of beneficial interest	448,607,018

Total net assets	$310,997,729

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

29        Invesco Income Fund

  The Fund utilized $11,468,852 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2013	$1,850,846

February 28, 2014	5,758,047

February 28, 2015	8,358,283

February 28, 2016	10,441,749

February 28, 2017	34,277,157

February 28, 2018	93,215,278

Total capital loss carryforward	$153,901,360

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $278,494,597 and $283,555,268, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $19,404,317, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$18,777,844

Aggregate unrealized (depreciation) of investment securities	(3,213,892)

Net unrealized appreciation of investment securities	$15,563,952

Cost of investments for tax purposes is $296,723,907.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expiration of capital loss carryforward, on February 28, 2011, undistributed net investment income was increased by $637,949, undistributed net realized gain was increased by $55,988,169 and shares of beneficial interest decreased by $56,626,118. This reclassification had no effect on the net assets of the Fund.

30        Invesco Income Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	5,423,058	$27,096,922	2,650,504	$12,701,523	5,382,786	$24,834,396

Class B	950,187	4,740,961	606,651	2,909,516	1,049,114	4,851,880

Class C	1,245,805	6,245,890	677,680	3,251,728	1,283,007	5,801,975

Class R	266,278	1,323,918	117,550	564,337	265,814	1,226,110

Class Y(b)	543,287	2,710,515	4,474	21,695	263,582	1,254,088

Investor Class	1,652,801	8,276,665	719,833	3,455,379	1,979,092	9,238,812

Institutional Class	193,314	965,708	102,590	491,256	2,604,110	11,576,980

Issued as reinvestment of dividends:
Class A	1,549,973	7,786,381	997,889	4,808,666	2,950,967	13,675,068

Class B	149,939	753,567	113,791	548,490	473,245	2,205,402

Class C	131,134	657,375	83,702	402,332	245,066	1,132,399

Class R	38,947	195,464	22,231	106,836	71,686	332,631

Class Y	22,115	111,441	7,000	33,715	10,913	48,846

Investor Class	484,270	2,436,630	313,626	1,512,801	977,847	4,545,855

Institutional Class	127,517	641,035	111,833	538,374	215,450	986,013

Automatic conversion of Class B shares to Class A shares:
Class A	929,852	4,639,599	912,240	4,387,205	2,159,016	10,017,330

Class B	(929,286)	(4,639,599)	(911,106)	(4,387,205)	(2,155,806)	(10,017,330)

Reacquired:
Class A(b)	(11,223,786)	(56,238,688)	(6,034,906)	(28,926,905)	(12,784,280)	(59,635,831)

Class B	(1,226,625)	(6,137,898)	(796,845)	(3,829,622)	(2,719,972)	(12,785,419)

Class C	(1,881,046)	(9,419,086)	(732,525)	(3,510,560)	(1,297,579)	(6,107,154)

Class R	(208,352)	(1,038,154)	(183,391)	(865,209)	(344,037)	(1,586,021)

Class Y	(229,845)	(1,161,114)	(15,555)	(75,178)	(31,157)	(142,252)

Investor Class(b)	(2,790,913)	(14,017,213)	(1,750,412)	(8,433,233)	(4,009,330)	(18,823,665)

Institutional Class	(231,390)	(1,159,024)	(1,783,172)	(8,626,011)	(470,863)	(2,223,253)

Net increase (decrease) in share activity	(5,012,766)	$(25,228,705)	(4,766,318)	$(22,920,070)	(3,881,329)	$(19,593,140)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	158,317	$790,002

Class A	(147,717)	(737,106)

Investor Class	(10,579)	(52,896)

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Corporate Bond Fund (the “Acquiring Fund”).
  The Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated in June 2011. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.
  In anticipation of the closing, the Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011.

31        Invesco Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$4.87	$0.24	$0.19	$0.43	$(0.24)	$5.06	8.97%	$198,211	1.15	%(d)	1.15	%(d)	4.76	%(d)	86%
Seven months ended 02/28/10	4.64	0.14	0.23	0.37	(0.14)	4.87	8.08	207,158	1.10	(e)	1.11	(e)	5.01	(e)	85
Year ended 07/31/09	5.56	0.30	(0.82)	(0.52)	(0.40)	4.64	(9.05)	204,169	1.18		1.19		6.48		135
Year ended 07/31/08	6.11	0.36	(0.53)	(0.17)	(0.38)	5.56	(2.91)	257,418	1.09		1.09		6.07		51
Year ended 07/31/07	6.18	0.34	(0.05)	0.29	(0.36)	6.11	4.71	320,513	1.06		1.06		5.42		85
Year ended 07/31/06	6.52	0.31	(0.25)	0.06	(0.40)	6.18	0.99	327,301	1.05		1.05		4.87		83

Class B
Year ended 02/28/11	4.88	0.20	0.18	0.38	(0.20)	5.06	7.95	18,517	1.90	(d)	1.90	(d)	4.01	(d)	86
Seven months ended 02/28/10	4.65	0.12	0.23	0.35	(0.12)	4.88	7.61	22,992	1.85	(e)	1.86	(e)	4.26	(e)	85
Year ended 07/31/09	5.57	0.27	(0.82)	(0.55)	(0.37)	4.65	(9.71)	26,491	1.93		1.94		5.73		135
Year ended 07/31/08	6.12	0.31	(0.52)	(0.21)	(0.34)	5.57	(3.62)	50,421	1.84		1.84		5.32		51
Year ended 07/31/07	6.19	0.29	(0.05)	0.24	(0.31)	6.12	3.93	78,442	1.81		1.81		4.67		85
Year ended 07/31/06	6.52	0.26	(0.24)	0.02	(0.35)	6.19	0.39	114,200	1.80		1.80		4.12		83

Class C
Year ended 02/28/11	4.86	0.20	0.19	0.39	(0.20)	5.05	8.17	17,634	1.90	(d)	1.90	(d)	4.01	(d)	86
Seven months ended 02/28/10	4.63	0.12	0.23	0.35	(0.12)	4.86	7.63	19,442	1.85	(e)	1.86	(e)	4.26	(e)	85
Year ended 07/31/09	5.55	0.27	(0.83)	(0.56)	(0.36)	4.63	(9.77)	18,386	1.93		1.94		5.73		135
Year ended 07/31/08	6.10	0.31	(0.53)	(0.22)	(0.33)	5.55	(3.65)	20,753	1.84		1.84		5.32		51
Year ended 07/31/07	6.17	0.29	(0.05)	0.24	(0.31)	6.10	3.93	26,673	1.81		1.81		4.67		85
Year ended 07/31/06	6.50	0.26	(0.24)	0.02	(0.35)	6.17	0.39	29,236	1.80		1.80		4.12		83

Class R
Year ended 02/28/11	4.87	0.23	0.18	0.41	(0.23)	5.05	8.49	4,678	1.40	(d)	1.40	(d)	4.51	(d)	86
Seven months ended 02/28/10	4.63	0.13	0.24	0.37	(0.13)	4.87	8.16	4,036	1.35	(e)	1.36	(e)	4.76	(e)	85
Year ended 07/31/09	5.56	0.29	(0.83)	(0.54)	(0.39)	4.63	(9.47)	4,046	1.43		1.44		6.23		135
Year ended 07/31/08	6.10	0.34	(0.52)	(0.18)	(0.36)	5.56	(2.99)	4,887	1.34		1.34		5.82		51
Year ended 07/31/07	6.18	0.32	(0.06)	0.26	(0.34)	6.10	4.27	4,640	1.31		1.31		5.17		85
Year ended 07/31/06	6.51	0.29	(0.24)	0.05	(0.38)	6.18	0.88	3,953	1.30		1.30		4.62		83

Class Y
Year ended 02/28/11	4.88	0.25	0.18	0.43	(0.25)	5.06	9.02	2,909	0.90	(d)	0.90	(d)	5.01	(d)	86
Seven months ended 02/28/10	4.65	0.15	0.23	0.38	(0.15)	4.88	8.22	1,167	0.85	(e)	0.86	(e)	5.26	(e)	85
Year ended 07/31/09(f)	4.99	0.25	(0.28)	(0.03)	(0.31)	4.65	(0.18)	1,130	0.94	(e)	0.95	(e)	6.72	(e)	135

Investor Class
Year ended 02/28/11	4.88	0.24	0.19	0.43	(0.24)	5.07	8.98	56,469	1.13	(d)	1.13	(d)	4.78	(d)	86
Seven months ended 02/28/10	4.65	0.14	0.23	0.37	(0.14)	4.88	8.07	57,599	1.08	(e)	1.09	(e)	5.03	(e)	85
Year ended 07/31/09	5.57	0.30	(0.82)	(0.52)	(0.40)	4.65	(9.01)	58,193	1.18		1.19		6.48		135
Year ended 07/31/08	6.12	0.36	(0.53)	(0.17)	(0.38)	5.57	(2.89)	75,601	1.09		1.09		6.07		51
Year ended 07/31/07	6.19	0.34	(0.05)	0.29	(0.36)	6.12	4.71	95,418	1.06		1.06		5.42		85
Year ended 07/31/06	6.53	0.31	(0.25)	0.06	(0.40)	6.19	0.98	107,044	1.05		1.05		4.87		83

Institutional Class
Year ended 02/28/11	4.88	0.27	0.18	0.45	(0.27)	5.06	9.30	12,579	0.64	(d)	0.64	(d)	5.27	(d)	86
Seven months ended 02/28/10	4.65	0.15	0.24	0.39	(0.16)	4.88	8.40	11,685	0.58	(e)	0.59	(e)	5.53	(e)	85
Year ended 07/31/09	5.57	0.32	(0.81)	(0.49)	(0.43)	4.65	(8.51)	18,430	0.63		0.64		7.03		135
Year ended 07/31/08	6.12	0.39	(0.53)	(0.14)	(0.41)	5.57	(2.42)	9,003	0.60		0.60		6.56		51
Year ended 07/31/07	6.19	0.37	(0.05)	0.32	(0.39)	6.12	5.21	9,265	0.55		0.55		5.92		85
Year ended 07/31/06(f)	6.39	0.25	(0.12)	0.13	(0.33)	6.19	2.05	1,689	0.63	(e)	0.63	(e)	5.29	(e)	83

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $207,542, $21,304, $19,726, $4,410, $2,677, $58,523 and $12,075 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively
(e)	Annualized.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.

32        Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds )
and Shareholders of Invesco Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Fund (formerly known as AIM Income Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

33        Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,012.20	$5.88	$1,018.95	$5.90	1.18%

B	1,000.00	1,006.50	9.60	1,015.23	9.64	1.93

C	1,000.00	1,008.40	9.61	1,015.23	9.64	1.93

R	1,000.00	1,010.90	7.13	1,017.71	7.15	1.43

Y	1,000.00	1,011.50	4.63	1,020.19	4.65	0.93

Investor	1,000.00	1,012.40	5.82	1,019.01	5.84	1.17

Institutional	1,000.00	1,012.80	3.44	1,021.38	3.46	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

34        Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.93%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        Invesco Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Limited Maturity Treasury Fund

Nasdaq:
A: LMTAX ▪ A2: SHTIX ▪ Y: LMTYX ▪ Institutional: ALMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Limited Maturity Treasury Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Limited Maturity Treasury Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Invesco Limited Maturity Treasury Fund, at net asset value (NAV), lagged the Fund’s broad market and style-specific indexes. The Fund’s underperformance of the Barclays Capital U.S. Aggregate Index and the Barclays Capital 1-2 Year U.S. Government Index can be mainly attributed to its exposure solely to short-term U.S. Treasury securities, which underperformed other fixed income asset classes, including short-term U.S. agency bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.43%

Class A2 Shares	0.49

Class Y Shares	0.62

Institutional Class Shares	0.65

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.93

Barclays Capital 1-2 Year U.S. Government Index▼ (Style-Specific Index)	1.10

Lipper Short U.S. Treasury Funds Category Average▼ (Peer Group)	1.15

▼	Lipper Inc.

How we invest
The Fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase and seeks to maintain a weighted average maturity of three years or less. The Fund also may maintain a portion of its assets in cash and cash equivalents to handle daily cash needs or to assume a temporary defensive position during adverse market conditions.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeco-
nomic as well as bottom-up analysis on individual securities. Recommendations are communicated to us through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Portfolio Composition
By U.S. Treasuries

Maturity	Interest	% of Total
Date	Rate	Net Assets

3/31/12	1.00%	9.2%

4/30/12	1.00	10.1

5/31/12	0.75	10.2

6/30/12	0.63	10.2

7/31/12	0.63	10.1

8/31/12	0.38	9.9

9/30/12	0.38	6.8

10/31/12	0.38	6.8

11/30/12	0.50	8.0

12/31/12	0.63	0.7

1/31/13	0.63	6.6

1/15/14	1.00	10.0

4/15/15	0.50	1.7

Other Assets Less Liabilities		–0.3

Total Net Assets	$152.1 million

Total Number of Holdings	13
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, indicating that the economy may have transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low within a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7%, 2.6% and 3.1% for the first, second, third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell during the fiscal year to a rate of 8.9% nationwide as of February 2011.3
     While bond market volatility increased during the fiscal year, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive total return for the 12 months ended February 28, 2011. Each of the major components that make up the Barclays Capital U.S. Aggregate Index also had positive total returns for the period, including U.S. government bonds, U.S. corporate credit and U.S. mortgage-backed securities (MBS). Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the reporting period came to a close, turmoil in the Middle East and Africa had little impact on the fixed income market, causing only a slight widening in credit spreads.
     In managing first for safety of principal, the Fund seeks to minimize fluctuations in its share price, or net asset value (NAV) per share. Over the reporting

4 Invesco Limited Maturity Treasury Fund

period, the month-end NAV for the Fund’s Class A shares varied from $10.44 – $10.58, a range of approximately 1.4%. Throughout the reporting period, the Fund remained invested mostly in two-year Treasury notes, but we did invest a small percentage of the portfolio in Treasuries with maturities of between two to five years. As demand and prices for similar U.S. Treasury securities increased, so did the NAV of the Fund’s Class A shares, ultimately increasing from $10.52 at the beginning of the reporting period to its high of $10.58 at the start of October 2010. Subsequent to the Fed’s announcement of a second round of quantitative easing in early November 2010, prices for shorter maturity Treasuries fell, and the NAV of the Fund’s Class A shares followed suit, reaching its low for the reporting period of $10.44 at the end of December.
     In the prolonged low interest rate environment that existed throughout the fiscal year, a steady decline in portfolio yield occurred as higher coupon Treasuries matured and were replaced by bonds with lower current coupons. During the third quarter of 2010, the yield of the portfolio fell below the Fund’s expense ratio. To maintain a minimal daily distribution rate for shareholders, we began waiving select Fund expenses on Class A shares as of September 14, 2010; on Class A2 shares as of November 1, 2010; and on Institutional Class shares as of November 30, 2010. The expense waivers changed daily to maintain the targeted minimum distribution rate for each share class.
     Relative to its style-specific benchmark, the Barclays Capital 1-2 Year U.S. Government Index, the Fund’s lack of exposure to U.S. agency securities detracted from performance. The index includes U.S agency securities, which witnessed stronger performance during the period.
     Treasury security selection contributed to relative performance versus the style-specific benchmark. Fund performance was enhanced by the yield advantage provided by out-of-benchmark Treasury holdings with maturities between two and five years and the price change captured by managing a small position in a Treasury Inflation Protected Security (or TIPS).
     The Fund generally seeks to preserve principal and provide liquidity by focusing on managing undue risk. One of the Fund’s risk management strategies is to minimize interest rate risk exposure by maintaining a short duration portfolio.
Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing maturities along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the style-specific benchmark was mixed over the period, but overall had a negative effect. On average, we maintained a slightly longer-than-benchmark duration, and the timing and direction of our variance in relation to the benchmark was detrimental to relative performance as rates moved higher throughout the period. However, the yield advantage gained by investing beyond the two-year maximum of our benchmark was a small positive for relative performance. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     The Barclays Capital U.S. Aggregate Index, the Fund’s broad based market index, represents all major sectors and maturities of the U.S. investment grade bond market. The index is dominated by bonds with maturities of three years or longer and the credit sensitive areas of the bond market, such as investment grade corporate bonds and MBS. The inability of the portfolio to invest in MBS and credit sensitive sectors within the index were the primary detractors from performance relative to this broad market benchmark.
     Thank you for your investment in Invesco Limited Maturity Treasury Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
D. Scott Case
Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined Invesco in 1997. Mr. Case earned a B.S. in finance and economics from Miami University and an M.B.A. from the University of Louisville.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

5 Invesco Limited Maturity Treasury Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 6/30/87, Fund data from 7/13/87
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 11/30/87, Fund data from 12/15/87

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Institutional class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Institutional Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class A2 shares. The performance of the
Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A2 shares. The data shown in the second chart above includes reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6 Invesco Limited Maturity Treasury Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

10	Years	2.53%

5	Years	2.57

1	Year	–2.08

Class A2 Shares

Inception (12/15/87)		4.80%

10	Years	2.83

5	Years	2.97

1	Year	–0.55

Class Y Shares

10	Years	2.96%

5	Years	3.24

1	Year	0.62

Institutional Class Shares

Inception (7/13/87)		5.09%

10	Years	3.18

5	Years	3.45

1	Year	0.65
Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.74%, 0.64%, 0.49% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

10	Years	2.68%

5	Years	2.58

1	Year	–1.69

Class A2 Shares

Inception (12/15/87)		4.84%

10	Years	3.00

5	Years	3.02

1	Year	–0.04

Class Y Shares

10	Years	3.12%

5	Years	3.26

1	Year	1.06

Institutional Class Shares

Inception (7/13/87)		5.13%

10	Years	3.36

5	Years	3.49

1	Year	1.12
on expenses incurred during the period covered by this report.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7 Invesco Limited Maturity Treasury Fund

Invesco Limited Maturity Treasury Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Barclays Capital 1-2 Year U.S. Government Index is an unmanaged index considered representative of the U.S. Treasury and U.S. government agency issues with maturities of one to two years.
■	The Lipper Short U.S. Treasury Funds Category Average represents an average of all of the funds in the Lipper Short U.S. Treasury Funds category.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not refl ect sales charges. Performance of the peer group, if applicable, refl ects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LMTAX
Class A2 Shares	SHTIX
Class Y Shares	LMTYX
Institutional Class Shares	ALMIX

8 Invesco Limited Maturity Treasury Fund

Schedule of Investments

February 28, 2011

		Principal
	Maturity	Amount
	Date	(000)	Value

U.S. Treasury Securities–100.27%
U.S. Treasury Notes–98.54%
1.00%	03/31/12	$13,900	$14,000,992

1.00%(a)	04/30/12	15,300	15,415,945

0.75%	05/31/12	15,400	15,473,391

0.63%	06/30/12	15,400	15,446,922

0.63%	07/31/12	15,300	15,344,227

0.38%	08/31/12	15,000	14,980,078

0.38%	09/30/12	10,400	10,376,438

0.38%	10/31/12	10,400	10,371,563

0.50%	11/30/12	12,100	12,085,820

0.63%	12/31/12	1,100	1,100,086

0.63%	01/31/13	10,000	9,994,531

1.00%	01/15/14	15,300	15,252,187

			149,842,180

U.S. Treasury Inflation–Indexed Bonds–1.73%
0.50%(b)	04/15/15	2,528	2,622,716

TOTAL INVESTMENTS–100.27% (Cost $152,391,896)			152,464,896

OTHER ASSETS LESS LIABILITIES–(0.27)%			(408,666)

NET ASSETS–100.00%			$152,056,230

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(b)	Principal amount of security and interest payments are adjusted for inflation.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Limited Maturity Treasury Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $152,391,896)	$152,464,896

Receivable for:
Fund shares sold	32,329

Interest	236,191

Investment for trustee deferred compensation and retirement plans	53,453

Other assets	20,910

Total assets	152,807,779

Liabilities:
Payable for:
Fund shares reacquired	453,083

Amount due custodian	66,462

Dividends	504

Variation margin	2,797

Accrued fees to affiliates	89,746

Accrued other operating expenses	40,345

Trustee deferred compensation and retirement plans	98,612

Total liabilities	751,549

Net assets applicable to shares outstanding	$152,056,230

Net assets consist of:
Shares of beneficial interest	$151,904,127

Undistributed net investment income	(2,530)

Undistributed net realized gain	85,270

Unrealized appreciation	69,363

$152,056,230

Net Assets:
Class A	$60,707,113

Class A2	$68,724,210

Class Y	$15,057,074

Institutional Class	$7,567,833

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	5,800,332

Class A2	6,564,928

Class Y	1,438,566

Institutional Class	722,457

Class A
Net asset value and offering price per share	$10.47

Maximum offering price per share (Net asset value of $10.47 divided by 97.50%)	$10.74

Class A2
Net asset value per share	$10.47

Maximum offering price per share (Net asset value of $10.47 divided by 99.00%)	$10.58

Class Y:
Net asset value and offering price per share	$10.47

Institutional Class:
Net asset value and offering price per share	$10.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Limited Maturity Treasury Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$1,438,609

Expenses:
Advisory fees	375,393

Administrative services fees	50,000

Custodian fees	7,608

Distribution fees:
Class A	190,271

Class A2	114,855

Transfer agent fees — A, A2 and Y	265,463

Transfer agent fees — Institutional	21,149

Trustees’ and officers’ fees and benefits	21,893

Registration and filing fees	63,865

Other	70,688

Total expenses	1,181,185

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(55,382)

Net expenses	1,125,803

Net investment income	312,806

Realized and unrealized gain from:
Net realized gain from:
Investment securities	1,386,893

Futures contracts	321,592

1,708,485

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,077,283)

Futures contracts	(24,323)

(1,101,606)

Net realized and unrealized gain	606,879

Net increase in net assets resulting from operations	$919,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$312,806	$525,881	$2,996,139

Net realized gain	1,708,485	1,036,253	4,180,385

Change in net unrealized appreciation (depreciation)	(1,101,606)	156,181	(135,870)

Net increase in net assets resulting from operations	919,685	1,718,315	7,040,654

Distributions to shareholders from net investment income:
Class A	(74,176)	(178,482)	(1,247,996)

Class A2	(120,124)	(218,949)	(1,363,682)

Class Y	(36,644)	(23,926)	(66,100)

Institutional Class	(83,813)	(102,315)	(320,553)

Total distributions from net investment income	(314,757)	(523,672)	(2,998,331)

Distributions to shareholders from net realized gains:
Class A	(584,429)	—	—

Class A2	(591,677)	—	—

Class Y	(126,772)	—	—

Institutional Class	(62,266)	—	—

Total distributions from net realized gains	(1,365,144)	—	—

Share transactions–net:
Class A	(27,648,158)	(15,286,785)	11,865,416

Class A2	(16,931,891)	(8,261,724)	(22,670,227)

Class Y	5,726,825	4,115,601	5,213,458

Institutional Class	(21,172,772)	7,071,918	3,103,587

Net increase (decrease) in net assets resulting from share transactions	(60,025,996)	(12,360,990)	(2,487,766)

Net increase (decrease) in net assets	(60,786,212)	(11,166,347)	1,554,557

Net assets:
Beginning of year	212,842,442	224,008,789	222,454,232

End of year (includes undistributed net investment income of $(2,530), $(579) and $(2,788), respectively)	$152,056,230	$212,842,442	$224,008,789

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Limited Maturity Treasury Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Institutional Class shares are sold at net asset value.

12        Invesco Limited Maturity Treasury Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the

13        Invesco Limited Maturity Treasury Fund

futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.20%

Over $500 million	0.175%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended February 28, 2011, the Adviser reimbursed class level expenses of $41,662, $12,658 and $621 of Class A, Class A2 and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $6,707 and $1,245 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $117 from Class A shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

14        Invesco Limited Maturity Treasury Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

U.S. Treasury Securities	$—	$152,464,896	$—	$152,464,896

Futures*	(3,637)	—	—	(3,637)

Total Investments	$(3,637)	$152,464,896	$—	$152,461,259

*	Net unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$3,222	$(6,859)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Futures*

Realized Gain (Loss)
Interest rate risk	$321,592

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(24,323)

Total	$297,269

*	The average notional value of futures outstanding during the period was $16,801,818.

Open Futures Contracts
				Unrealized
	Number of	Month/	Notional	Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	13	June-2011/Long	$2,837,859	$3,222

U.S. Treasury 5 Year Notes	29	June-2011/Short	3,391,188	(6,859)

Total			$6,229,047	$(3,637)

15        Invesco Limited Maturity Treasury Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $441.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $3,022 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011 and the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$314,757	$523,672	$2,998,331

Long-term capital gain	1,365,144	—	—

Total distributions	$1,679,901	$523,672	$2,998,331

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$89,713

Undistributed long-term gain	82,077

Net unrealized appreciation — investments	72,556

Temporary book/tax differences	(92,243)

Shares of beneficial interest	151,904,127

Total net assets	$152,056,230

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $211,576 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. This fund does not have a capital loss carryforward at period end.

16        Invesco Limited Maturity Treasury Fund

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 28, 2011 was $268,886,066 and $327,948,343, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$168,484

Aggregate unrealized (depreciation) of investment securities	(95,928)

Net unrealized appreciation of investment securities	$72,556

Cost of investments for tax purposes is $152,392,340.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010(b)		July 31, 2009(b)
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	2,585,112	$27,208,408	3,064,064	$32,172,856	16,127,911	$168,243,643

Class A2	248,072	2,610,949	276,040	2,904,847	922,716	9,642,872

Class Y(c)	741,879	7,802,176	489,592	5,123,506	1,494,241	15,623,237

Institutional Class	310,844	3,273,054	1,029,708	10,822,987	1,276,076	13,352,584

Issued as reinvestment of dividends:
Class A	56,047	587,651	15,837	166,292	108,820	1,135,946

Class A2	61,132	641,135	18,097	190,039	115,877	1,207,517

Class Y	12,740	133,651	1,355	14,229	3,693	38,675

Institutional Class	11,854	124,628	9,200	96,716	28,735	300,059

Reacquired:
Class A(c)	(5,274,861)	(55,444,217)	(4,537,527)	(47,625,933)	(15,115,014)	(157,514,173)

Class A2(c)	(1,919,306)	(20,183,975)	(1,081,531)	(11,356,610)	(3,209,139)	(33,520,616)

Class Y	(210,560)	(2,209,002)	(97,379)	(1,022,134)	(996,995)	(10,448,454)

Institutional Class	(2,324,751)	(24,570,454)	(366,294)	(3,847,785)	(1,009,045)	(10,549,056)

Net increase (decrease) in share activity	(5,701,798)	$(60,025,996)	(1,178,838)	$(12,360,990)	(252,124)	$(2,487,766)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective February 1, 2010, the Fund’s former Class A and Class A3 shares were renamed Class A2 and Class A shares, respectively.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A2 into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	437,219	$4,542,706

Class A	(32,374)	(336,367)

Class A2	(404,845)	(4,206,339)

17        Invesco Limited Maturity Treasury Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$10.52	$0.01	(c)	$0.04	$0.05	$(0.01)	$(0.09)	$(0.10)	$10.47	0.43%	$60,707	0.67	%(d)	0.72	%(d)	0.10	%(d)	144%
Seven months ended 02/28/10	10.46	0.02	(c)	0.06	0.08	(0.02)	—	(0.02)	10.52	0.76	88,726	0.74	(e)	0.74	(e)	0.32	(e)	65
Year ended 07/31/09	10.27	0.12	(c)	0.19	0.31	(0.12)	—	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Year ended 07/31/08	10.03	0.32	(c)	0.24	0.56	(0.32)	—	(0.32)	10.27	5.65	90,058	0.71		0.71		3.10		126
Year ended 07/31/07	10.00	0.40		0.03	0.43	(0.40)	—	(0.40)	10.03	4.37	26,431	0.77		0.77		3.98		107
Year ended 07/31/06	10.09	0.32		(0.09)	0.23	(0.32)	—	(0.32)	10.00	2.31	33,476	0.76		0.76		3.16		103

Class A2
Year ended 02/28/11	10.52	0.01	(c)	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.49	68,724	0.60	(d)	0.62	(d)	0.17	(d)	144
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.82	86,019	0.64	(e)	0.64	(e)	0.42	(e)	65
Year ended 07/31/09	10.27	0.13	(c)	0.19	0.32	(0.13)	—	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Year ended 07/31/08	10.03	0.33	(c)	0.24	0.57	(0.33)	—	(0.33)	10.27	5.76	114,347	0.61		0.61		3.19		126
Year ended 07/31/07	10.00	0.41		0.03	0.44	(0.41)	—	(0.41)	10.03	4.47	141,832	0.67		0.67		4.08		107
Year ended 07/31/06	10.10	0.33		(0.10)	0.23	(0.33)	—	(0.33)	10.00	2.31	178,347	0.66		0.66		3.26		103

Class Y
Year ended 02/28/11	10.52	0.03	(c)	0.04	0.07	(0.03)	(0.09)	(0.12)	10.47	0.62	15,057	0.47	(d)	0.47	(d)	0.30	(d)	144
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.90	9,410	0.49	(e)	0.49	(e)	0.57	(e)	65
Year ended 07/31/09(f)	10.39	0.12	(c)	0.06	0.18	(0.11)	—	(0.11)	10.46	1.71	5,240	0.47	(e)	0.47	(e)	1.41	(e)	157

Institutional Class
Year ended 02/28/11	10.53	0.04	(c)	0.03	0.07	(0.03)	(0.09)	(0.12)	10.48	0.65	7,568	0.41	(d)	0.41	(d)	0.36	(d)	144
Seven months ended 02/28/10	10.47	0.04	(c)	0.06	0.10	(0.04)	—	(0.04)	10.53	0.97	28,687	0.38	(e)	0.38	(e)	0.68	(e)	65
Year ended 07/31/09	10.28	0.16	(c)	0.19	0.35	(0.16)	—	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157
Year ended 07/31/08	10.04	0.35	(c)	0.24	0.59	(0.35)	—	(0.35)	10.28	6.02	18,049	0.36		0.36		3.45		126
Year ended 07/31/07	10.00	0.44		0.04	0.48	(0.44)	—	(0.44)	10.04	4.88	12,335	0.36		0.36		4.38		107
Year ended 07/31/06	10.10	0.36		(0.10)	0.26	(0.36)	—	(0.36)	10.00	2.63	14,389	0.35		0.35		3.57		103

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $76,108, $76,570, $13,870 and $21,148 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 31, 2008.

18        Invesco Limited Maturity Treasury Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds )
and Shareholders of Invesco Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Maturity Treasury Fund (formerly known as AIM Limited Maturity Treasury Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

19        Invesco Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$998.70	$3.62	$1,021.17	$3.66	0.73%

A2	1,000.00	998.80	3.12	1,021.67	3.16	0.63

Y	1,000.00	999.30	2.38	1,022.41	2.41	0.48

Institutional	1,000.00	999.10	2.53	1,022.27	2.56	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20        Invesco Limited Maturity Treasury Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$1,365,144
U.S. Treasury Obligations*	99.59%
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco Limited Maturity Treasury Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	208	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	208	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936	2003	Retired	208	None
Trustee
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939	2001	Retired	208	None
Trustee
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942	2003	Retired	208	None
Trustee
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefi nitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC fi le numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

LTD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Money Market Fund
Nasdaq:
Cash Reserve: AIMXX ▪ A5: ACZXX ▪ B5: ACYXX ▪ C5: ACXXX ▪ Investor: INAXX

2	Letters to Shareholders
4	Management’s Discussion of Your Fund
5	Supplemental Information
6	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Money Market Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Money Market Fund

Management’s Discussion of Your Fund

This annual report on Invesco Money Market Fund covers the 12 months ended February 28, 2011. As of that date, the Fund had 101 holdings, its net assets totaled $1.4 billion and its weighted average maturity and weighted average life were 27 days and 34 days, respectively.

How we invest
Your Fund invests only in high-quality U.S. dollar-denominated short-term fixed-income obligations. During the fiscal year, as always, your Fund focused on three objectives:
■	Safety of principal.

■	Liquidity.

■	The highest possible yield consistent with safety of principal.

Market conditions affecting money market funds
The economy tried to regain its footing during the period covered by this report, with market sentiment mostly guarded. An impressive run up in equity markets in the beginning of 2010 reversed quickly and strongly during the second quarter on disappointing employment numbers and concern that the Greek debt crisis would spread to other vulnerable economies in Europe. Investors appeared confident the economy was headed in the right direction, but uncertainty lingered, particularly with regard to the labor and credit markets.
     In an effort to address these concerns, the U.S. Federal Reserve (the Fed) intervened, just as markets bottomed, with a second round of quantitative easing (also known as QE2). The goal of the Fed’s initiative, announced in August and launched in November, was to reduce long-term borrowing costs by pumping liquidity into the economy through the purchase of $600 billion in U.S. government bonds over an eight-month period.1 This, the Fed hoped, would boost confidence and consumer spending, pushing growth and prices higher.
     Bolstered by the Fed’s efforts, the recovery finally began to gain traction, with the U.S. economy expanding through the fourth quarter of 2010. In the fourth quarter, gross domestic product, the broadest measure of overall economic activity, grew at an annualized rate of 3.1%.2 Household spending surged by 4.0% in the fourth quarter,2 the largest quarterly increase since the fourth quarter of 2006. Encouraged by positive economic momentum, investors returned to equity markets, resulting in inflows into equity mutual funds during the fourth quarter. Despite signs of economic recovery, unemployment remained stubbornly high at 8.9% in February.3
     Reflecting these broader macroeconomic developments, long-term U.S. government bonds rallied on increased demand for less risky investments, causing yields on 10-year Treasury bonds to decline in October to their lowest level since the first quarter of 2009. Yields subsequently rose on a steady flow of positive economic news and higher inflation expectations. At the same time, yields on short-term government securities were fl at, weighed down by the Fed’s monetary policies, which kept the federal funds target rate in a range of between zero and 0.25%1, and a shrinking supply of creditworthy money market securities. Because money market funds invest in such securities, the yield you earned on your investment in Invesco Money Market Fund remained low throughout the period covered by this report.
     On a positive note, the yield curve (a line graph that plots the yields of similarly rated fixed income investments according to their maturities) on U.S. Treasuries steepened during the reporting period (meaning that long-term yields rose more than shorter term yields). While no one can predict the future performance of the economy, steepening yield curves historically have signaled relative economic health and expansion, because they indicate an expectation that interest rates will begin to increase in the future as a means of compensating investors who hold longer term Treasury securities with extended maturities for possible higher inflation typically associated with economic growth.
     Thank you for investing with us.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/11

1–7	43.5%

8–30	23.7

31–60	20.1

61–90	3.2

91–180	6.0

181+	3.5
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
4 Invesco Money Market Fund

Invesco Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Money market risk. The Fund is a money market fund, and an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Municipal securities risk. The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions. Failure of the issuer of a municipal security to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the value of such security.

■	Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Cash Reserve Shares	AIMXX
Class A5 Shares	ACZXX
Class B5 Shares	ACYXX
Class C5 Shares	ACXXX
Investor Class Shares	INAXX

5 Invesco Money Market Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–50.77%(a)
Asset-Backed Securities–Consumer Receivables–7.64%
Amsterdam Funding Corp.(b)	0.25%	03/08/11	$40,000	$39,998,056

Thunder Bay Funding, LLC(b)	0.26%	04/04/11	35,000	34,991,406

Thunder Bay Funding, LLC(b)	0.27%	04/05/11	35,000	34,990,812

				109,980,274

Asset-Backed Securities–Fully Supported Bank–9.03%
Crown Point Capital Co., LLC, Series A, (Multi CEP’s- Liberty Hampshire Co., LLC; agent)(b)(c)	0.37%	04/06/11	35,000	34,987,050

Lexington Parker Capital Co., LLC (Multi-CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.37%	03/07/11	35,000	34,997,842

Lexington Parker Capital Co., LLC (Multi-CEP’s-Liberty Hampshire Co., LLC; agent)(b)(c)	0.37%	03/10/11	35,000	34,996,762

LMA-Americas LLC (CEP–Credit Agricole Corp. & Investment Bank)(b)(c)	0.26%	03/03/11	25,000	24,999,639

				129,981,293

Asset-Backed Securities–Multi-Purpose–7.28%
Chariot Funding LLC/Ltd.(b)	0.26%	03/07/11	30,821	30,819,664

Nieuw Amsterdam Receivables Corp.(b)(c)	0.28%	04/01/11	35,000	34,991,561

Nieuw Amsterdam Receivables Corp.(b)(c)	0.28%	04/13/11	39,000	38,986,957

				104,798,182

Asset-Backed Securities–Securities–4.17%
Aspen Funding Corp.(b)	0.26%	03/17/11	25,000	24,997,111

Solitaire Funding Ltd./LLC(b)(c)	0.26%	03/28/11	35,000	34,993,175

				59,990,286

Asset-Backed Securities–Trade Receivables–2.16%
Market Street Funding LLC(b)	0.27%	03/16/11	31,066	31,062,505

Diversified Banks–10.43%
ING (US) Funding LLC(c)	0.23%	03/04/11	50,000	49,999,042

Royal Bank of Canada(b)(c)	0.30%	04/02/12	25,000	25,000,000

Royal Bank of Scotland PLC(c)	0.26%	03/01/11	75,000	75,000,000

				149,999,042

Life & Health Insurance–1.74%
MetLife Short Term Funding LLC(b)	0.23%	03/29/11	25,000	24,995,528

Municipal Commercial Paper–0.49%
Metropolitan Transportation Authority; Series 2, Transportation BAN (LOC–Royal Bank of Canada)(c)(d)	0.29%	05/04/11	7,000	7,000,000

Regional Banks–7.83%
Banque et Caisse d’Epargne de I’Etat(c)	0.36%	08/01/11	25,000	24,961,750

Commonwealth Bank of Australia(b)(c)	0.27%	05/02/11	25,000	24,988,375

Fortis Funding LLC(b)(c)	0.26%	03/10/11	36,800	36,797,608

Svenska Handelsbanken, Inc.(b)(c)	0.29%	06/08/11	26,000	25,979,265

				112,726,998

Total Commercial Paper (Cost $730,534,108)				730,534,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Certificates of Deposit–19.94%
Bank of Montreal(e)	0.28%	03/17/11	$64,001	$64,001,412

Bank of Nova Scotia	0.26%	03/09/11	50,000	50,000,000

Barclays Bank PLC	0.33%	03/02/11	49,000	49,000,000

Barclays Bank PLC(e)	0.65%	07/19/11	25,000	25,000,000

Nordea Bank AB	0.29%	04/05/11	60,000	60,000,000

Societe Generale North America, Inc.	0.26%	03/31/11	25,000	25,000,000

Societe Generale North America, Inc.(e)	1.71%	05/05/11	14,000	14,000,000

Total Certificates of Deposit (Cost $287,001,412)				287,001,412

Variable Rate Demand Notes–14.58%(e)(f)
Credit Enhanced–14.58%
A Mining Group, LLC; Series 2006, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.29%	06/01/29	2,750	2,750,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Eleven Parkway Center Associates); Series 1992, Ref. VRD Commercial Development RB (LOC–PNC Bank, N.A.)(d)	0.25%	12/15/12	970	970,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Oakland Catholic High School); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	06/01/38	2,880	2,880,000

Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP–FNMA)	0.25%	05/15/33	1,895	1,895,000

Aurora (City of), Kane, DuPage, Will & Kendall (Counties of) (Aurora University); Series 2004, VRD Economic Development RB (LOC–Harris N.A.)(d)	0.26%	03/01/35	7,450	7,450,000

Beaver (County of), Pennsylvania Industrial Development Authority (FirstEnergy Generation Corp.); Series 2006 B, Ref. VRD PCR (LOC–Citibank, N.A.)(d)	0.23%	12/01/35	33,866	33,865,000

Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(d)	0.30%	12/01/28	2,105	2,105,000

Benzinger (Township of), Pennsylvania Hospital Authority (Elk Regional Health System); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	12/01/30	3,690	3,690,000

Burnsville (City of), Minnesota (Bridgeway Apartments LP); Series 2003, Ref. VRD MFH RB (CEP–FNMA)	0.27%	10/15/33	1,175	1,175,000

Butler (County of), Pennsylvania General Authority (New Castle Area School District); Series 2010, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	03/01/30	2,290	2,290,000

Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.30%	07/01/38	1,215	1,215,000

Chicago (City of), Illinois; Series 1997, VRD Limited Tax GO Bonds (LOC–Harris N.A.)(d)	0.18%	01/01/12	620	620,000

Colorado (State of) Health Facilities Authority (Exempla, Inc.); Series 2002 B, VRD RB (LOC–U.S. Bank, N.A.)(d)	0.27%	01/01/33	1,250	1,250,000

Colorado (State of) Housing & Finance Authority (St. Moritz); Series 1996 H, Ref. VRD MFH RB (CEP–FNMA)	0.22%	10/15/16	2,915	2,915,000

Connecticut (State of) Development Authority (Northeast Foods, Inc.); Series 1998, VRD IDR (LOC–Bank of America, N.A.)(b)(d)	0.46%	06/01/13	925	925,000

Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(d)	0.25%	11/01/39	2,000	2,000,000

DeKalb (County of), Georgia Development Authority (Atlanta Jewish Community Center, Inc.); Series 1999, VRD RB (LOC–Wells Fargo Bank, N.A.)(d)	0.25%	09/01/24	1,650	1,650,000

DeKalb (County of), Georgia Housing Authority (Crow Wood Arbor Associates, LTD.); Series 1985 Q, VRD MFH RB (CEP–FHLMC)	0.26%	12/01/25	6,580	6,580,000

Florida (State of) Housing Finance Agency (Caribbean Key Apartments); Series 1996 F, VRD RB (CEP–FNMA)	0.29%	06/01/26	1,115	1,115,000

Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.25%	08/01/28	1,700	1,700,000

Franklin (County of), Georgia Industrial Building Authority (Fieldale Farms Corp.); Series 2004, VRD Taxable IDR (LOC–Rabobank Nederland)(c)	0.28%	09/01/14	2,000	2,000,000

Fredericksburg (City of), Virginia Economic Development Authority (Student Housing & Economic Development-Eagle Village I); Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.35%	09/01/41	1,400	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Illinois (State of) Development Finance Authority (Providence-St. Mel School); Series 2002, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.28%	06/01/37	$1,000	$1,000,000

Illinois (State of) Educational Facilities Authority (Cultural Pooled Financing Program); Series 1985, VRD RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.28%	12/01/25	2,800	2,800,000

Illinois (State of) Finance Authority (Metform, LLC); Series 2004, VRD IDR (LOC–Bank of America, N.A.)(d)	0.34%	05/01/14	1,400	1,400,000

Illinois (State of) Finance Authority (Rehabilitation Institute of Chicago); Series 2009 C, VRD RB (LOC–Northern Trust Co.)(d)	0.24%	04/01/39	2,175	2,175,000

Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (CEP–FHLB of Indianapolis)	0.30%	12/01/39	980	980,000

Jacksonville (City of), Florida (University of Florida Health Science Center-Jacksonville Faculty Clinic); Series 1989, VRD IDR (LOC–Bank of America, N.A.)(d)	0.30%	07/01/19	1,800	1,800,000

Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP–FHLMC)	0.29%	04/01/44	2,990	2,990,000

King George (County of) Virginia Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC–JPMorgan Chase Bank N.A.)(b)(d)	0.46%	09/01/21	1,100	1,100,000

Lubbock (City of), Texas Independent School District; Series 2006, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	0.26%	02/01/30	2,050	2,050,000

M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(d)	0.35%	01/01/33	3,300	3,300,000

Maryland (State of) Economic Development Corp. (Associated Catholic Charities, Inc. Facility); Series 2004, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	10/01/29	4,270	4,270,000

Maryland (State of) Economic Development Corp. (Baltimore Symphony Endowment Trust); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	11/01/28	2,400	2,400,000

Massachusetts (State of) Development Finance Agency (Salema Family Limited Partnership); Series 1999 A, VRD IDR (LOC–Bank of America, N.A.)(d)	0.49%	12/01/20	730	730,000

Massachusetts (State of) Health & Educational Facilities Authority (Falmouth Assisted Living, Inc.); Series 1995 A, VRD RB (LOC–Bank of America, N.A.)(d)	0.31%	11/01/26	2,400	2,400,000

Massachusetts (State of) Housing Finance Agency; Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.32%	01/01/44	7,200	7,200,000

Miami (City of), Florida Health Facilities Authority (Mercy Hospital); Series 1998, Ref. VRD RB (LOC–Bank of America, N.A.)(d)	0.26%	08/01/20	1,500	1,500,000

Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corp.); Series 2002, VRD School RB (LOC–Wells Fargo Bank, N.A.)(d)	0.25%	03/01/32	1,100	1,100,000

Montgomery (County of), Pennsylvania Industrial Development Authority (LaSalle College High School); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	11/01/38	1,875	1,875,000

New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–FNMA)	0.26%	11/15/37	4,500	4,500,000

North Carolina (State of) Medical Care Commission (Angel Medical Center, Inc.); Series 2007, VRD Health Care Facilities RB (LOC–Wells Fargo Bank, N.A.)(d)	0.25%	04/01/31	1,215	1,215,000

Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(d)	0.29%	12/01/27	6,700	6,700,000

Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–FNMA)	0.27%	06/01/25	1,100	1,100,000

Osprey Properties Limited Partnership, LLLP; Series 2002, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.29%	06/01/27	6,000	6,000,000

Parma (City of), Ohio (PRL Corp.); Series 2006 B, VRD Taxable Economic Development RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.30%	11/01/30	1,450	1,450,000

Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD Economic Development RB (LOC–PNC Bank, N.A.)(d)	0.25%	09/01/15	1,350	1,350,000

Pennsylvania (State of) Higher Educational Facilities Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Mercyhurst College); Series 1999 E-1, VRD RB (LOC–PNC Bank, N.A.)(d)	0.25%	11/01/19	1,430	1,430,000

Pima (County of), Arizona Industrial Development Authority (Delaware Military Academy, Inc.); Series 2008, VRD Charter School RB (LOC–PNC Bank, N.A.)(d)	0.25%	09/01/38	1,110	1,110,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Ridley (Township of), Pennsylvania School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(d)	0.26%	11/01/29	$2,800	$2,800,000

Saint Paul (City of), Minnesota Housing & Redevelopment Authority (Highland Ridge, LP); Series 2003, Ref. VRD MFH RB (CEP–FHLMC)	0.27%	10/01/33	7,675	7,675,000

Saint Paul (City of), Minnesota Port Authority;
Series 2009-5 O, VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.25%	12/01/28	1,800	1,800,000

Series 2009-6 P, VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.27%	12/01/28	1,565	1,565,000

Series 2009-7 Q, Ref. VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.25%	12/01/28	985	985,000

Series 2009-11 DD, Ref. VRD District Cooling RB (LOC–Deutsche Bank AG)(c)(d)	0.25%	03/01/29	820	820,000

Seattle (Port of), Washington Industrial Development Corp. (Crowley Marine Services, Inc.); Series 2001, VRD RB (LOC–Citibank, N.A.)(d)	0.28%	12/31/21	2,000	2,000,000

Smyrna (City of), Georgia Housing Authority (F&M Villages); Series 1997, VRD MFH RB (CEP–FNMA)	0.24%	06/01/25	2,260	2,260,000

South Carolina (State of) Jobs-Economic Development Authority (Heathwood Hall Episcopal School); Series 2001, VRD RB (LOC–Wells Fargo Bank, N.A.)(d)	0.25%	08/01/29	1,200	1,200,000

South Dakota (State of) Health & Educational Facilities Authority (Regional Health, Inc.); Series 2008, VRD RB (LOC–U.S. Bank, N.A.)(d)	0.23%	09/01/27	8,500	8,500,000

St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(b)(d)	0.44%	10/01/21	1,500	1,500,000

Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)	0.27%	07/15/31	1,750	1,750,000

USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.26%	11/15/24	5,000	5,000,000

Warren (County of), Ohio (Otterbein Homes); Series 1998 A, Ref. VRD Health Care Facilities Improvement RB (LOC–U.S. Bank, N.A.)(d)	0.23%	07/01/21	9,720	9,720,000

Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC–U.S. Bank, N.A.)(d)	0.28%	10/01/26	4,500	4,500,000

Washington (State of) Housing Finance Commission (Seattle Country Day School); Series 2006, VRD Non-Profit RB (LOC–Bank of America, N.A.)(d)	0.25%	07/01/32	1,100	1,100,000

Winder (City of) & Barrow (County of) Georgia Industrial Building Authority (Bankhead Highway Investments, LLC); Series 2002 A, VRD IDR (LOC–Bank of America, N.A.)(d)	0.49%	11/01/22	500	500,000

Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group); Series 2008 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.24%	02/01/34	7,700	7,700,000

Total Variable Rate Demand Notes (Cost $209,740,000)				209,740,000

Medium-Term Notes–4.23%
European Investment Bank, Sr. Unsec. Global MTN(c)	5.25%	06/15/11	15,000	15,191,765

Kreditanstalt fuer Wiederaufbau Sr. Unsec. Gtd. Global MTN(c)	3.25%	10/14/11	25,000	25,442,548

Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Gtd. Global MTN(c)	3.75%	06/27/11	20,000	20,198,838

Total Medium-Term Notes (Cost $60,833,151)				60,833,151

TOTAL INVESTMENTS (excluding Repurchase Agreements)–89.52% ($1,288,108,671)				1,288,108,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Money Market Fund

	Interest	Maturity	Repurchase
	Rate	Date	Amount	Value

Repurchase Agreements–10.59%(g)
Barclays Capital Inc., Joint agreement dated 02/28/11, aggregate maturing value of $731,474,619 (collateralized by U.S. Treasury & U.S. Government sponsored agency obligations valued at $746,100,187; 0.75%-8.88%, 12/18/13-08/15/40),	0.19%	03/01/11	$52,431,660	$52,431,383

RBS Securities Inc., Joint agreement dated 02/28/11, aggregate maturing value $500,002,639 (collateralized by U.S. Government sponsored agency obligations valued at $510,000,303; 0%-9.38%, 03/11/11-09/15/39),	0.19%	03/01/11	100,000,528	100,000,000

Total Repurchase Agreements (Cost $152,431,383)				152,431,383

TOTAL INVESTMENTS(h)(i)–100.11% (Cost $1,440,540,054)				1,440,540,054

OTHER ASSETS LESS LIABILITIES–(0.11)%				(1,586,265)

NET ASSETS–100.00%				$1,438,953,789

Investment Abbreviations:

BAN	– Bond Anticipation Notes
CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
Gtd.	– Guaranteed
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
MTN	– Medium-Term Notes
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $580,398,316, which represented 40.33% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 14.9%; Netherlands: 8.8%; other countries less than 5% each: 16.4%.
(d)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Liberty Hampshire Co., LLC	7.3%

Royal Bank of Scotland PLC	5.2

Barclays Bank, PLC	5.1

Nieuw Amsterdam Receivables Corp.	5.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Money Market Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, excluding repurchase agreements, at value and cost	$1,288,108,671

Repurchase agreements, at value and cost	152,431,383

Total investments, at value and cost	1,440,540,054

Receivable for:
Investments sold	185,000

Fund shares sold	4,789,105

Interest	801,044

Fund expenses absorbed	105,697

Investment for trustee deferred compensation and retirement plans	125,906

Other assets	58,153

Total assets	1,446,604,959

Liabilities:
Payable for:
Fund shares reacquired	6,461,189

Dividends	1,499

Accrued fees to affiliates	688,474

Accrued other operating expenses	227,479

Trustee deferred compensation and retirement plans	272,529

Total liabilities	7,651,170

Net assets applicable to shares outstanding	$1,438,953,789

Net assets consist of:
Shares of beneficial interest	$1,438,916,941

Undistributed net investment income	48,389

Undistributed net realized gain (loss)	(11,541)

$1,438,953,789

Net Assets:
Invesco Cash Reserve Shares	$656,565,072

Class A5	$292,103,926

Class B	$73,517,249

Class B5	$42,802,760

Class C	$82,566,750

Class C5	$24,785,274

Class R	$47,226,509

Class Y	$14,412,098

Investor Class	$204,974,151

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Invesco Cash Reserve Shares	656,742,281

Class A5	292,142,988

Class B	73,557,687

Class B5	42,812,599

Class C	82,598,084

Class C5	24,809,135

Class R	47,232,020

Class Y	14,411,836

Investor Class	205,049,418

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Money Market Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$4,539,780

Expenses:
Advisory fees	5,508,151

Administrative services fees	401,052

Custodian fees	59,777

Distribution fees:

Invesco Cash Reserve Shares	960,440

Class A5	414,556

Class B	746,978

Class B5	385,585

Class C	751,332

Class C5	212,944

Class R	178,996

Transfer agent fees	3,315,281

Trustees’ and officers’ fees and benefits	50,063

Other	331,685

Total expenses	13,316,840

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(9,282,673)

Net expenses	4,034,167

Net investment income	505,613

Net realized gain from investment securities	301

Net increase in net assets resulting from operations	$505,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Money Market Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$505,613	$255,636	$9,920,082

Net realized gain	301	588	59,001

Net increase in net assets resulting from operations	505,914	256,224	9,979,083

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(211,858)	(139,359)	(6,018,504)

Class A5	(105,322)	—	—

Class B	(26,756)	(22,308)	(579,427)

Class B5	(16,385)	—	—

Class C	(27,558)	(20,426)	(503,286)

Class C5	(8,896)	—	—

Class R	(15,207)	(9,381)	(183,453)

Class Y	(4,955)	(3,444)	(73,305)

Investor Class	(71,831)	(52,083)	(2,558,753)

Total distributions from net investment income	(488,768)	(247,001)	(9,916,728)

Share transactions–net:
Invesco Cash Reserve Shares	4,800,248	(29,836,882)	(45,968,441)

Class A5	292,101,248	—	—

Class B	(19,752,452)	(23,329,195)	(15,442,362)

Class B5	42,802,376	—	—

Class C	(10,731,785)	(11,283,485)	(7,427,994)

Class C5	24,784,945	—	—

Class R	4,659,772	(460,493)	16,219,511

Class Y	(344,031)	(2,615,231)	17,371,098

Investor Class	(28,460,366)	(25,222,701)	(37,985,570)

Net increase (decrease) in net assets resulting from share transactions	309,859,955	(92,747,987)	(73,233,758)

Net increase (decrease) in net assets	309,877,101	(92,738,764)	(73,171,403)

Net assets:
Beginning of year	1,129,076,688	1,221,815,452	1,294,986,855

End of year (includes undistributed net investment income of $48,389, $31,462 and $69,795, respectively)	$1,438,953,789	$1,129,076,688	$1,221,815,452

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

13        Invesco Money Market Fund

  The Fund currently consists of ten different classes of shares: Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y, Investor Class and Institutional Class. Class A5, Class B5 and Class C5 shares are closed to new investors. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class C and C5 shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve shares, Class A5, Class R, Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B and Class B5 shares are no longer permitted. Existing shareholders of Class B and Class B5 shares may continue to reinvest dividends and capital gains distributions in Class B and Class B5 shares, respectively until they convert. Also, shareholders in Class B and Class B5 shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B and Class B5 shares will automatically convert to Invesco Cash Reserve shares and Class A5 shares, respectively on or the about month-end which is at least eight years after the date of purchase. Institutional Class shares have not commenced operations. Redemption of Class B and Class B5 shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral

14        Invesco Money Market Fund

are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.40%

Over $1 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended February 28, 2011, the Adviser waived advisory fees and reimbursed Fund level expenses of $5,621,917 and reimbursed class level expenses of $960,440, $414,556, $746,978, $385,585, $751,332, $212,944 and $178,996 of Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5 and Class R shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $2,640.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5 and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class A5 shares, 0.90% of the average daily net assets of Class B, Class B5, Class C and Class C5 shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.15% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the plans are shown in the Statement of Operations as distribution fees.
  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $2,855, $49, $374,590, $133,376, $28,500 and $4,404 from Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C and Class C5 shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

15        Invesco Money Market Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$1,440,540,054	$—	$1,440,540,054

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities purchases of $41,106,491 and securities sales of $25,673,268.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,285.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $5,692 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16        Invesco Money Market Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Distributions paid from ordinary income	$488,768	$247,001	$9,916,728

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$292,725

Temporary book/tax differences	(244,336)

Capital loss carryforward	(11,541)

Shares of beneficial interest	1,438,916,941

Total net assets	$1,438,953,789

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of February 28, 2011 to utilizing $11,541 of capital loss carryforward in the fiscal year ending February 28, 2012.
  The Fund utilized $219 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$406

February 28, 2016	8,400

February 28, 2017	2,572

February 28, 2018	163

Total capital loss carryforward	$11,541

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution reclasses, on February 28, 2011, undistributed net investment income was increased by $82 and undistributed net realized gain (loss) was decreased by $82. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Money Market Fund, undistributed net realized gain (loss) was decreased by $11,760 and shares of beneficial interest was increased by $11,760. These reclassifications had no effect on the net assets of the Fund.

17        Invesco Money Market Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve Shares	639,796,985	$639,796,985	265,403,098	$265,403,098	745,784,565	$745,784,565

Class A5	29,560,669	29,560,669	—	—	—	—

Class B	54,705,422	54,705,422	25,331,250	25,331,250	123,723,825	123,723,825

Class B5	857,227	857,227	—	—	—	—

Class C	83,888,511	83,888,511	45,617,206	45,617,206	126,252,890	126,252,890

Class C5	776,273	776,273	—	—	—	—

Class R	31,737,097	31,737,097	21,696,691	21,696,691	40,229,075	40,229,075

Class Y(b)	38,741,797	38,741,797	10,964,654	10,964,654	43,791,133	43,791,133

Investor Class	115,173,186	115,173,186	69,657,932	69,657,932	140,384,694	140,384,694

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	204,666	204,666	134,433	134,433	5,727,531	5,727,531

Class A5	102,521	102,521	—	—	—	—

Class B	25,560	25,560	21,092	21,092	535,485	535,485

Class B5	15,674	15,674	—	—	—	—

Class C	26,395	26,395	19,418	19,418	469,546	469,546

Class C5	8,340	8,340	—	—	—	—

Class R	15,102	15,102	9,214	9,214	182,000	182,000

Class Y	4,835	4,835	3,419	3,419	72,426	72,426

Investor Class	70,902	70,902	51,340	51,340	2,492,550	2,492,550

Issued in connection with acquisitions:(c)
Class A5	459,733,316	459,691,576	—	—	—	—

Class B5	73,483,536	73,473,313	—	—	—	—

Class C5	45,337,500	45,313,310	—	—	—	—

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class B5 shares to Class A5 shares:
Invesco Cash Reserve Shares	16,446,369	16,446,369	10,123,437	10,123,437	31,819,132	31,819,132

Class A5	7,513,037	7,513,037	—	—	—	—

Class B	(16,446,369)	(16,446,369)	(10,123,437)	(10,123,437)	(31,819,132)	(31,819,132)

Class B5	(7,513,037)	(7,513,037)	—	—	—	—

Reacquired:
Invesco Cash Reserve Shares(b)	(651,647,772)	(651,647,772)	(305,497,850)	(305,497,850)	(829,299,669)	(829,299,669)

Class A5	(204,766,555)	(204,766,555)	—	—	—	—

Class B	(58,037,065)	(58,037,065)	(38,558,100)	(38,558,100)	(107,882,540)	(107,882,540)

Class B5	(24,030,801)	(24,030,801)	—	—	—	—

Class C	(94,646,691)	(94,646,691)	(56,920,109)	(56,920,109)	(134,150,430)	(134,150,430)

Class C5	(21,312,978)	(21,312,978)	—	—	—	—

Class R	(27,092,427)	(27,092,427)	(22,166,398)	(22,166,398)	(24,191,564)	(24,191,564)

Class Y	(39,090,663)	(39,090,663)	(13,583,304)	(13,583,304)	(26,492,461)	(26,492,461)

Investor Class(b)	(143,704,454)	(143,704,454)	(94,931,973)	(94,931,973)	(180,862,814)	(180,862,814)

Net increase (decrease) in share activity	309,936,108	$309,859,955	(92,747,987)	$(92,747,987)	(73,233,758)	$(73,233,758)

18        Invesco Money Market Fund

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Invesco Cash Reserve Shares and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	13,132,421	$13,132,421

Invesco Cash Reserve Shares	(11,670,397)	(11,670,397)

Investor Class	(1,462,024)	(1,462,024)

(c)	As of the open of business on June 7, 2010, the Fund acquired all the net asset of Invesco Van Kampen Money Market Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Invesco Van Kampen Money Market Fund on May 11, 2010. The acquisition was accomplished by a tax-free exchange of 578,554,352 shares of the Fund for 578,554,352 shares outstanding of Invesco Van Kampen Money Market Fund as of the close of business on June 4, 2010. Each class of Invesco Van Kampen Money Market Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Van Kampen Money Market Fund to the net asset value of the Fund on the close of business, June 4, 2010. Invesco Van Kampen Money Market Fund’s net assets at that date of $578,478,199, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition was $1,078,086,792.

19        Invesco Money Market Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
										to average		to average net		Ratio of net
	Net asset					Dividends				net assets		assets without		investment
	value,	Net		Net gains	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		on securities	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		average
	of period	income		(realized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets

Invesco Cash Reserve Shares
Year Ended 02/28/11	$1.00	$0.00	(b)	$0.00	$0.00	$(0.00)	$1.00	0.03%	$656,565	0.29	%(c)	0.83	%(c)	0.03	%(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	651,757	0.31	(d)	0.85	(d)	0.04	(d)
Year Ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Year Ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.21	727,519	0.90		0.96		3.10
Year Ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.46	554,686	1.00		1.00		4.37
Year Ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.48	642,623	1.03		1.03		3.42

Class A5
Nine Months Ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	292,104	0.28	(c)(d)	0.82	(c)(d)	0.04	(c)(d)

Class B
Year Ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	73,517	0.29	(c)	1.58	(c)	0.03	(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(d)	1.60	(d)	0.04	(d)
Year Ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Year Ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	132,033	1.66		1.72		2.34
Year Ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	135,772	1.75		1.75		3.62
Year Ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	205,206	1.78		1.78		2.67

Class B5
Nine Months Ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	42,803	0.28	(c)(d)	1.57	(c)(d)	0.04	(c)(d)

Class C
Year Ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	82,567	0.29	(c)	1.58	(c)	0.03	(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(d)	1.60	(d)	0.04	(d)
Year Ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Year Ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	112,005	1.65		1.71		2.35
Year Ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	81,387	1.75		1.75		3.62
Year Ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	97,087	1.78		1.78		2.67

Class C5
Nine Months Ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	24,785	0.28	(c)(d)	1.57	(c)(d)	0.04	(c)(d)

Class R
Year Ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	47,227	0.29	(c)	1.08	(c)	0.03	(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(d)	1.10	(d)	0.04	(d)
Year Ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Year Ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	2.95	26,806	1.15		1.21		2.85
Year Ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.20	18,731	1.25		1.25		4.12
Year Ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.22	17,328	1.28		1.28		3.17

Class Y
Year Ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	14,412	0.29	(c)	0.68	(c)	0.03	(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(d)	0.70	(d)	0.04	(d)
Year Ended 07/31/09(e)	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(d)	0.74	(d)	0.87	(d)

Investor Class
Year Ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	204,974	0.29	(c)	0.68	(c)	0.03	(c)
Seven Months Ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(d)	0.70	(d)	0.04	(d)
Year Ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89
Year Ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.41	296,623	0.71		0.71		3.29
Year Ended 07/31/07	1.00	0.05		—	0.05	(0.05)	1.00	4.72	270,679	0.75		0.75		4.62
Year ended 07/31/06	1.00	0.04		—	0.04	(0.04)	1.00	3.74	292,437	0.78		0.78		3.67

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s) of $640,293, $276,370, $82,998, $42,843, $83,481, $23,660, $44,749, $15,114 and $221,391 for Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares, respectively
(d)	Annualized.
(e)	Commencement date of June 7, 2010 for Class A5, Class B5 and Class C5 shares and October 3, 2008 for Class Y shares.

20        Invesco Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds )
and Shareholders of Invesco Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Money Market Fund (formerly known as AIM Money Market Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

21        Invesco Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
Invesco Cash Reserve Shares	$1,000.00	$1,000.20	$(0.84)	$1,025.64	$(0.85)	(0.17)%

A5	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

B	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

B5	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

C	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

C5	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

R	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

Y	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

Investor	1,000.00	1,000.20	(0.84)	1,025.64	(0.85)	(0.17)

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22        Invesco Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Money Market Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	208	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	208	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936	2003	Retired	208	None
Trustee
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939	2001	Retired	208	None
Trustee
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942	2003	Retired	208	None
Trustee
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/moneymarketfunds. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC fi le numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MKT-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Municipal Bond Fund

Nasdaq:
A: AMBDX ▪ B: AMBBX ▪ C: AMBCX ▪ Y: AMBYX ▪ Investor: AMBIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
24	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Municipal Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Municipal Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Invesco Municipal Bond Fund underperformed its broad market/style-specific benchmark, the Barclays Capital Municipal Bond Index. The Fund’s positioning in state general obligation bonds detracted from returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.20%

Class B Shares	0.44

Class C Shares	0.43

Class Y Shares	1.45

Investor Class Shares	1.28

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	1.72

Lipper General Municipal Debt Funds Index▼ (Peer Group Index)	0.56

▼	Lipper Inc.

How we invest
To pursue the Fund’s objective of achieving current income exempt from federal income taxes, we invest the Fund’s assets primarily in investment grade municipal securities, including both revenue bonds (repaid from revenues generated by the projects they fund) and general obligation bonds (repaid from the municipality’s general revenues).
     We believe that active management of the portfolio can provide a steady stream of federally tax-exempt income while providing protection of principal.
     While we typically hold bonds to maturity to avoid selling-related capital gains, we may sell a holding if we see degradation in the issuer’s credit quality, to limit or reduce exposure to a particular sector or issuer, or to shorten or lengthen the Fund’s duration.
     The Fund invests primarily in high quality municipal debt securities we believe have favorable prospects for high current income and pay interest excluded from gross income for federal income tax purposes. Up to 20% of the Fund’s assets may be invested in municipal debt securities that are determined to be below investment grade quality.
     We approach the portfolio construction process with a macro view of the economy and micro view of the municipal bond market. From that point, the universe of available supply is evaluated within a series of criteria that include price, credit quality, maturity, expensive/cheap analysis, taxability, liquidity and sector.
     The Fund assesses creditworthiness of individual securities based upon financial characteristics and covenants of the issues. Geographic considerations are evaluated to assess the potential for future tax and revenue streams for the municipality or taxing authority backing the bond.

     We typically purchase and hold municipal bonds to maturity to avoid selling related capital gains. However, there are times we will sell securities based on the following factors:
■	A downgrade in credit quality.

■	A decision to shorten or lengthen the Fund’s duration.

■	A decision to limit or reduce the Fund’s exposure to a particular issuer.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010, a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range

Portfolio Composition
By credit sector

Revenue Bonds	73.6%

Pre-Refunded Bonds	13.9

General Obligation Bonds	13.0

Other Assets Less Liabilities	–0.5

Total Net Assets	$462.6 million

Total Number of Holdings*	327

Top Five Fixed Income Holdings*

				% of
		Coupon	Maturity	Net Assets

1.	Petersburg (City of)	5.40%	8/1/17	2.3%

2.	Boston Water & Sewer Commission	5.25	11/1/19	1.3

3.	New York & New Jersey (States of) Port Authority	6.13	6/1/94	1.3

4.	Massachusetts (State of) Development Finance Agency	6.00	5/15/59	1.2

5.	Louisiana (State of) Local Government Environmental Facilities & Community Development Authority	6.55	9/1/25	1.1
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4 Invesco Municipal Bond Fund

of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the 12-month reporting period covered by this report, municipal bond mutual funds saw inflows early in the period and experienced extensive net outflows beginning in November and continuing through the end of the reporting period. During the last two months of 2010, market volatility was heightened across the municipal asset class as U.S. Treasury yields increased and the market was flooded with new issuance in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor concerns regarding the health of municipal finances, leading to redemptions and lower municipal bond prices.
     The Fund’s exposure to the 15- to 20-year segment of the yield curve (20 years and more) and the long end of the yield curve contributed to returns for the period.
     Quality spreads tightened during the early part of the reporting period, followed by widening in November, December and January due to increased volatility and higher tax-exempt issuance, before tightening again in February. Our credit quality positioning enhanced Fund returns for the reporting period, with the exception of our exposure to AA-rated bonds which detracted from returns. Security selection in AAA-rated bonds contributed to relative returns.
     Our overweight exposure and security selection within hospital bonds and industrial development revenue/pollution control revenue (IDR/PCR) bonds contributed to returns for the reporting period.
     Thank you for investing in Invesco Municipal Bond Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Richard Berry
Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Bond Fund. Mr. Berry joined Invesco in 1987 and has been in the investment industry since 1968. He has served as president and director of the Dallas Association of Investment Analysts, chairman of the board of regents of the Financial Analysis Seminar and a trustee of the Lancaster Independent School District. He earned a B.B.A. and M.B.A. from Texas Christian University.
Stephen Turman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Bond Fund. Mr. Turman began his career in the investment business in 1983 and joined Invesco in 1985. Prior to joining Invesco, he worked in institutional sales. Mr. Turman earned a B.B.A. in finance from The University of Texas at Arlington.

5 Invesco Municipal Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 2/28/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Municipal Bond Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (3/28/77)		5.71%	5.49%	5.52%

10	Years	3.65	3.65	3.77

5	Years	2.38	2.37	2.66

1	Year	-3.66	-3.67	-0.85

Class B Shares

Inception (9/1/93)		3.96%	3.92%	3.99%

10	Years	3.54	3.54	3.60

5	Years	2.25	2.25	2.46

1	Year	-4.39	-4.40	-1.52

Class C Shares

Inception (8/4/97)		3.37%	3.36%	3.44%

10	Years	3.37	3.37	3.44

5	Years	2.60	2.60	2.75

1	Year	-0.53	-0.54	0.99

Class Y Shares

10	Years	4.22%	4.22%	4.28%

5	Years	3.49	3.49	3.64

1	Year	1.45	1.45	2.65

Investor Class Shares

10	Years	4.24%	4.24%	4.31%

5	Years	3.46	3.46	3.62

1	Year	1.28	1.27	2.47

Average Annual Total Returns
As of 12/31/10, most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (3/28/77)		5.72%	5.49%	5.52%

10	Years	3.68	3.68	3.80

5	Years	2.41	2.41	2.69

1	Year	-3.10	-3.10	-0.47

Class B Shares

Inception (9/1/93)		3.95%	3.92%	3.99%

10	Years	3.59	3.58	3.65

5	Years	2.29	2.29	2.50

1	Year	-3.93	-3.94	-1.22

Class C Shares

Inception (8/4/97)		3.37%	3.36%	3.44%

10	Years	3.41	3.41	3.47

5	Years	2.64	2.64	2.79

1	Year	-0.05	-0.05	1.31

Class Y Shares

10	Years	4.25%	4.25%	4.31%

5	Years	3.52	3.52	3.67

1	Year	1.94	1.94	2.97

Investor Class Shares

10	Years	4.28%	4.28%	4.34%

5	Years	3.50	3.50	3.65

1	Year	1.77	1.76	2.79

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating
expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.57%, 1.32%, 1.32%, 0.32% and 0.52%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.83%, 1.58%, 1.58%, 0.58% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

7 Invesco Municipal Bond Fund

Invesco Municipal Bond Fund’s investment objective is federal tax-exempt current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AMBDX
Class B Shares	AMBBX
Class C Shares	AMBCX
Class Y Shares	AMBYX
Investor Class Shares	AMBIX

8 Invesco Municipal Bond Fund

Schedule of Investments

February 28, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.45%
Alabama–0.71%
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (INS–AGC)(a)	6.00%	06/01/39	$1,000	$1,042,900

Jefferson (County of); Series 2000, School Revenue Wts. (INS–AGM)(a)	5.50%	02/15/20	1,250	1,238,650

University of Alabama; Series 2004 A, General RB (INS–NATL)(a)	5.00%	07/01/29	1,000	1,018,240

				3,299,790

Alaska–0.22%
Southeast Alaska Power Agency; Series 2009, Ref. Electrical RB (INS–AGC)(a)	5.38%	06/01/28	1,025	1,033,426

Arizona–0.43%
Goodyear (City of); Series 2010, Sub. Lien Water and Sewer RB	5.63%	07/01/39	1,000	935,590

Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(a)	5.00%	07/01/24	1,000	1,033,950

				1,969,540

Arkansas–0.83%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/34	1,825	1,827,372

Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds	4.60%	03/01/24	1,495	1,530,716

North Little Rock Health Facilities Board (Baptist Health); Series 2001, Health Care RB	5.70%	07/01/22	500	501,645

				3,859,733

California–6.83%
ABAG Finance Authority for Non-profit Corps. (Lincoln Glen Manor for Senior Citizens); Series 2000, COP (INS–Cal-Mortgage)(a)	6.10%	02/15/25	955	955,373

ABAG Finance Authority for Non-profit Corps. (Odd Fellows Home of California); Series 1999, COP (INS–Cal-Mortgage)(a)	6.00%	08/15/24	1,000	1,022,490

Alhambra Unified School District (Financing); Series 2008, COP (INS–AGM)(a)	5.50%	04/01/26	1,000	1,000,440

Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/22	2,000	2,140,600

California (State of) Department of Water Resources; Series 2002 A, Power Supply RB(b)(c)	5.38%	05/01/22	1,000	1,068,270

California (State of) Educational Facilities Authority (Fresno Pacific University); Series 2000 A, RB	6.05%	03/01/11	475	475,071

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010 A, RB (INS–AGM)(a)	5.25%	07/01/38	500	457,055

California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2002 B, RB (INS–Cal-Mortgage)(a)	5.50%	02/01/24	1,000	984,520

California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB (INS–Cal-Mortgage)(a)	5.75%	08/15/38	500	467,055

California (State of); Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	250	248,385

Corona-Norca Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/39	1,000	143,810

El Centro (City of) Financing Authority; Series 2006 A, Water RB (INS–AGM)(a)	5.00%	10/01/26	2,000	2,013,960

Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/28	1,000	876,780

Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District General Obligation Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/26	2,000	2,109,160

Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/39	1,500	279,690

Hesperia Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(a)	5.00%	09/01/31	340	232,336

Los Angeles Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,481,985

Los Angeles Unified School District (Election of 2002); Series 2007 B, Unlimited Tax GO Bonds (INS–AMBAC)(a)	4.50%	07/01/26	2,000	1,878,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Norco Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	$1,500	$1,509,045

Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/33	775	784,703

Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	08/01/26	1,080	1,044,446

Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/25	1,415	1,443,654

Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.13%	08/01/37	2,000	1,886,760

Regents of University of California; Series 2009 O, General RB	5.25%	05/15/39	500	495,955

Sacramento (County of); Series 2009 B, Airport System Sr. RB (INS–AGC)(a)	5.50%	07/01/34	1,500	1,503,465

San Bernardino Community College District (Election of 2002); Series 2008 A, Unlimited Tax GO Bonds	6.50%	08/01/28	525	587,643

San Joaquin County Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/31	1,500	1,513,950

Torrance Unified School District (Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,500	567,645

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/34	1,000	1,006,070

Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–AGC)(a)	5.00%	09/01/33	1,500	1,424,235

				31,602,871

Colorado–2.83%
Colorado (State of) Water Resources & Power Development Authority (Fountaine (City of) Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, RB (INS–AGC)(a)	5.13%	12/01/30	400	404,820

Series 2009 A, RB (INS–AGC)(a)	5.25%	12/01/38	500	494,550

Colorado Health Facilities Authority (Exempla Inc.);
Series 2002 A, RB(b)(c)	5.50%	01/01/12	2,850	2,998,257

Series 2002 A, RB(b)(c)	5.63%	01/01/12	2,040	2,148,263

Colorado Springs (City of);
Series 2002, Hospital RB (INS–AGM)(a)	5.00%	12/15/32	1,000	955,820

Series 2009, Ref. Hospital RB	6.25%	12/15/33	1,000	1,032,650

Series 2010 D-1, Utilities System RB	5.25%	11/15/33	1,000	1,035,710

Denver (City of) Health & Hospital Authority; Series 2004 A, Ref. Health Care RB(b)(c)	6.25%	12/01/14	750	889,672

Northwest Parkway Public Highway Authority; Series 2001 A, Sr. RB(b)(c)	5.25%	06/15/11	1,000	1,034,170

Telluride (Town of); Series 2010, Ref. Excise Tax RB (INS–AGM)(a)	5.00%	12/01/36	1,000	973,090

University of Colorado; Series 2009 A, Enterprise System RB	5.25%	06/01/30	1,075	1,113,141

				13,080,143

Connecticut–2.65%
Area Cooperative Educational Services (Staff Development/Administration Facility); Series 1999, Unlimited Tax GO Bonds (INS–ACA)(a)	5.63%	07/15/19	1,060	997,439

Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(e)	6.60%	07/01/24	1,000	946,600

Connecticut (State of) (Transportation Infrastructure); Series 1991 B, Special Tax Obligation RB	6.50%	10/01/12	1,500	1,631,055

Connecticut (State of) Health & Educational Facility Authority (Bridgeport Hospital); Series 1992 A, RB (INS–NATL)(a)	6.63%	07/01/18	725	733,584

Connecticut (State of) Health & Educational Facility Authority (Loomis Chaffee School); Series 2001 D, RB(b)(c)	5.25%	07/01/11	1,000	1,026,400

Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007 J, RB (INS–NATL)(a)	5.75%	07/01/33	1,000	1,026,990

Series 2007 J, RB (INS–NATL)(a)	5.00%	07/01/37	1,200	1,121,688

Connecticut (State of) Housing Finance Authority (Housing Mortgage Finance Program); Series 1998 C, RB(e)	5.50%	11/15/35	1,775	1,753,576

Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,038,040

				12,275,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Delaware–0.22%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/31	$1,050	$1,011,507

District of Columbia–0.65%
District of Columbia (George Washington University); Series 2001 A, RB (INS–NATL)(a)	5.13%	09/15/31	1,000	1,000,910

District of Columbia (Gonzaga College High School); Series 1999, RB (INS–AGM)(a)	5.38%	07/01/19	1,055	1,061,541

District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,000	939,270

				3,001,721

Florida–4.73%
Bartow (City of); Series 2006, Ref. Water & Sewer System RB (INS–NATL)(a)	4.25%	10/01/29	5,000	4,504,350

Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,538,325

Crossings at Fleming Island Community Development District; Series 2000 B, Ref. Special Assessment RB (INS–NATL)(a)	5.80%	05/01/16	995	997,169

Florida (State of) Higher Educational Facilities Financial Authority (Rollins College);
Series 2010, RB	4.75%	12/01/30	2,000	1,870,780

Series 2010, RB	5.00%	12/01/37	2,020	1,876,519

Jacksonville (City of) Health Facilities Authority (Ascension Health Credit Group); Series 2002 A, RB	5.25%	11/15/32	1,535	1,513,357

Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/34	500	472,840

Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	5.38%	07/01/29	1,000	1,032,040

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/34	1,000	1,011,090

Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/39	775	783,595

Miami-Dade (County of) (Miami International Airport);
Series 2000 B, Aviation RB (INS–NATL)(a)	5.75%	10/01/29	2,000	2,010,580

Series 2010 A, Aviation RB	5.38%	10/01/35	1,030	986,616

Miami-Dade (County of);
Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/39	500	507,415

Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/35	1,205	1,150,799

Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/30	500	479,325

Sunrise (City of); Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/28	1,150	1,137,350

				21,872,150

Georgia–4.42%
Atkinson/Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/34	1,000	1,001,240

Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/34	1,500	1,495,845

Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/39	1,500	1,494,435

Series 2010 C, Ref. Airport General RB	5.25%	01/01/30	1,500	1,518,300

Series 2010 C, Ref. Airport General RB	5.25%	01/01/30	1,500	1,540,500

Series 2010 C, Ref. Airport General RB	6.00%	01/01/30	1,000	1,089,900

Cobb (County of) Development Authority (TUFF Cobb Research Campus–Georgia Tech Research Corp.); Series 2010, RB	4.25%	09/01/30	1,410	1,252,898

DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	600	656,214

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/34	1,000	961,810

Gwinnett (County of) Water & Sewerage Authority; Series 2002, RB(b)(c)	5.25%	08/01/12	2,000	2,135,540

Macon-Bibb (County of) Hospital Authority (The Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	1,846,560

Medical Center Hospital Authority (Columbus Regional Healthcare System); Series 2008, RAC (INS–AGC)(a)	6.38%	08/01/29	2,135	2,296,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	$1,500	$1,447,680

Savannah Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB	5.50%	06/15/35	1,000	1,004,240

Thomasville Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/30	750	701,843

				20,443,624

Guam–0.22%
Guam Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/37	1,100	1,003,563

Idaho–0.15%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, RB	6.13%	12/01/28	655	700,974

Illinois–6.30%
Bellwood (Village of); Series 2002, Unlimited Tax GO Bonds(b)(c)	5.25%	12/01/12	1,000	1,082,030

Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(e)	6.13%	02/20/42	1,490	1,501,667

Chicago (City of);
Series 2000 C, Ref. Unlimited Tax Go Bonds (INS–NATL)(a)	5.50%	01/01/40	995	923,857

Series 2001, Special Transportation RB(b)(c)	5.25%	07/01/12	1,000	1,014,600

Series 2001 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.25%	01/01/33	1,030	962,071

Chicago Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/33	1,270	1,289,279

Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/19	1,750	1,756,055

Illinois (State of) Educational Facilities Authority (Northwestern University); Series 1997, Medium Term RB(b)(c)	5.25%	11/01/14	1,000	1,149,480

Illinois (State of) Educational Facilities Authority (Robert Morris College);
Series 2000, RB (INS–NATL)(a)	5.75%	06/01/20	1,305	1,306,057

Series 2000, RB (INS–NATL)(a)	5.80%	06/01/30	1,000	970,020

Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB	6.00%	10/01/32	1,000	1,013,530

Illinois (State of) Finance Authority (Noble Network Charter Schools); Series 2007 A, Education RB (INS–ACA)(a)	5.00%	09/01/27	1,000	756,970

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 B, RB (INS–AGM)(a)	5.25%	05/15/29	3,000	2,867,610

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/35	1,000	947,140

Illinois (State of) Health Facilities Authority (Evangelical Hospital Corp.);
Series 1992 A, Ref. RB(b)	6.25%	04/15/22	1,000	1,223,180

Series 1992 C, RB(b)	6.25%	04/15/22	1,150	1,406,657

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, Dedicated State Tax RB (INS–NATL)(a)	5.25%	06/15/42	1,000	925,660

Illinois (State of) Municipal Electric Agency; Series 2006, Power Supply System RB (INS–NATL)(a)	5.00%	02/01/26	4,000	4,024,120

Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.50%	04/01/26	2,000	2,046,560

Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.25%	04/01/28	2,000	1,978,780

				29,145,323

Indiana–5.58%
Hancock (County of) & Mount Vernon (City of) Multi-School Building Corp.; Series 2001 A, First Mortgage RB(b)(c)	5.45%	07/15/11	1,000	1,019,070

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	210,544

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/29	1,000	1,046,680

Indianapolis (City of) Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–AMBAC)(a)(e)	5.00%	01/01/18	500	527,620

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks); Series 2002 A, RB(b)(c)	5.25%	07/01/12	1,000	1,063,360

Lafayette (City of); Series 2002, Sewer RB(b)(c)	5.15%	07/01/12	1,000	1,071,960

Monroe (County of) Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–AGM)(a)	5.25%	01/15/27	2,815	2,956,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB	5.25%	08/01/25	$1,570	$1,630,586

Northern Wells Community School Building Corp.; Series 2002, First Mortgage RB(b)(c)	5.40%	07/15/12	500	533,590

Petersburg (City of) (Indianapolis Power & Light Co.);
Series 1991, Ref. PCR	5.75%	08/01/21	3,000	2,953,710

Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/17	9,850	10,734,826

Rockville School Building Corp.; Series 2006, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/26	1,000	1,027,150

Wa-Nee Middle School Building Corp.; Series 2001, First Mortgage RB(b)(c)	5.50%	07/15/11	1,000	1,019,540

				25,795,118

Iowa–0.43%
Iowa (State of) Finance Authority (Iowa Health System); Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/29	2,000	1,980,460

Kentucky–0.24%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Sub. Series 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/33	1,070	1,106,401

Louisiana–4.82%
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB	5.25%	02/01/34	1,500	1,517,865

Lafayette (City of) Consolidated Government; Series 2007, Communications Systems RB (INS–SGI)(a)	4.63%	11/01/24	1,000	981,260

Lafayette (City of) Public Trust Financing Authority (Ragin Cajun Facilities-Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.00%	10/01/25	1,000	1,002,600

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA)(a)	6.55%	09/01/25	4,860	4,915,355

Series 2000 A, RB (INS–AMBAC)(a)	6.30%	07/01/30	2,000	1,959,980

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,023,320

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, RB (INS–AGC)(a)	5.50%	02/01/39	1,500	1,504,125

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Parking Facilities Corp. Garage); Series 2001 A, RB (INS–AMBAC)(a)	5.20%	10/01/20	1,760	1,760,440

Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,643,120

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/26	1,010	1,141,219

Louisiana (State of) Public Facilities Authority (Tulane University); Series 2002 A, RB(b)(c)	5.13%	07/01/12	2,100	2,226,630

Terrebonne (Parish of) Consolidated Government; Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/31	2,645	2,605,352

				22,281,266

Maine–0.11%
Maine (State of) Housing Authority; Series 2007 E, Mortgage Purchase RB(e)	5.30%	11/15/23	500	506,290

Maryland–0.22%
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System);
Series 2001, RB(b)(c)	5.25%	07/01/11	1,000	1,016,970

Massachusetts–3.27%
Boston Water & Sewer Commission; Sr. Series 1993 A, RB (INS–NATL)(a)	5.25%	11/01/19	5,385	6,089,304

Massachusetts (State of) Bay Transportation Authority; Series 2002 A, Sr. Sales Tax RB(b)(c)	5.00%	07/01/12	1,500	1,590,030

Massachusetts (State of) Development Finance Agency (Boston University); Series 1999 P, RB	6.00%	05/15/59	5,500	5,777,420

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2007 A, RB	5.00%	11/15/14	1,000	679,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (Olin College); Series 2003 B, RB (INS–SGI)(a)	5.25%	07/01/33	$1,000	$986,980

				15,123,634

Michigan–3.65%
Almont Community Schools; Series 2002, Ref. School Building & Site Unlimited Tax GO Bonds(b)(c)	5.00%	11/01/12	1,000	1,074,170

Chippewa Valley Schools; Series 2002, Ref. Unlimited Tax GO Bonds(b)(c)	5.13%	05/01/12	1,000	1,054,620

Detroit (City of);
Series 2001 A, Sr. Lien Water Supply System RB (INS–NATL)(a)	5.00%	07/01/30	5,000	4,538,200

Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,845	1,876,125

Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,655	1,680,553

Series 2006 B, Water Supply System Second Lien RB (INS–AGM)(a)	6.25%	07/01/36	1,000	1,063,990

Jackson Brownfield Redevelopment Authority; Series 2002, Tax Increment Allocation Limited Tax GO Bonds (INS–NATL)(a)	5.13%	06/01/24	1,000	1,031,910

Michigan (State of) Public Power Agency (Combustion Turbine No. 1); Series 2001 A, RB (INS–AMBAC)(a)	5.25%	01/01/24	2,500	2,515,150

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/34	1,000	732,310

Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,320,269

				16,887,297

Minnesota–0.86%
Minneapolis (City of) (Fairview Health Services); Series 2008 B, Health Care System RB (INS–AGC)(a)	6.50%	11/15/38	1,050	1,110,785

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/30	1,000	974,280

St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	1,890,540

				3,975,605

Missouri–2.67%
Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	983,040

Gladstone (City of); Series 2006 A, COP (INS–SGI)(a)	5.00%	06/01/22	1,295	1,334,407

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/27	1,000	1,027,600

Miller (County of) Reorganized School District No. 2; Series 2006, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	03/01/21	1,000	1,066,890

Missouri (State of) Development Finance Board (Missouri Association Municipal Utilities); Series 1999, VRD Lease RB(f)	5.50%	12/01/22	535	535,000

Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,480,525

Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2001 A, RB(b)(c)	5.13%	06/15/11	4,000	4,057,240

St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–AMBAC)(a)	4.50%	02/15/28	1,000	877,030

				12,361,732

Montana–0.42%
Montana (State of) Facility Finance Authority (Kalispell Regional Medical Center Obligated Group); Series 2010, Health Care Facilities RB	5.00%	07/01/30	2,000	1,939,580

Nebraska–0.44%
Nebraska Investment Finance Authority; Series 2010 A, Single Family Housing RB	5.90%	09/01/36	1,000	1,025,580

University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	1,000	1,009,270

				2,034,850

Nevada–3.13%
Clark (County of) Las Vegas-McCarran International Airport;
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	1,836,400

Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/39	1,500	1,411,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds	5.63%	07/01/32	$1,500	$1,562,055

Clark (County of);
Series 2001, Bank Limited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/31	2,145	2,068,059

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.13%	07/01/11	2,250	2,286,990

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.25%	07/01/11	1,500	1,525,305

Series 2004 A-2, Airport System Sub. Lien RB (INS–NATL)(a)	5.13%	07/01/25	1,000	1,000,690

Series 2004 A-2, Airport System Sub. Lien RB (INS–NATL)(a)	5.13%	07/01/27	1,000	985,250

Las Vegas Valley Water District; Series 2009 B, Limited Tax GO Bonds	5.00%	06/01/29	800	810,200

Truckee Meadows Water Authority; Series 2001 A, RB(b)(c)	5.13%	07/01/11	1,000	1,016,440

				14,502,934

New Hampshire–0.16%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/30	750	747,255

New Jersey–2.05%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(e)	6.40%	09/15/23	1,035	996,167

Series 2000, Special Facility RB(e)	7.00%	11/15/30	4,000	4,002,160

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/36	1,000	969,500

Series 2009 I, RB	5.00%	01/01/35	2,000	1,950,900

Tobacco Settlement Financing Corp.; Series 2002, Asset-Backed RB(b)(c)	5.38%	06/01/12	1,485	1,575,065

				9,493,792

New York–4.39%
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.13%	01/01/29	1,000	1,004,240

New York (City of) Municipal Water Finance Authority; Series 2005 A, Water & Sewer System RB (INS–AGM)(a)	4.50%	06/15/29	1,000	983,410

New York (City of); Series 2007 D1, Unlimited Tax GO Bonds	5.13%	12/01/22	2,500	2,685,950

New York (State of) Dormitory Authority (The New York & Presbyterian Hospital); Series 2007, FHA Insured Mortgage Hospital RB (INS–AGM)(a)	4.75%	02/15/23	1,100	1,126,532

New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/34	515	509,732

New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/39	500	500,805

Port Authority of New York & New Jersey; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/94	5,250	5,956,492

Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(b)	5.50%	01/01/17	2,900	3,295,705

Series 1993 B, General Purpose RB(b)	5.00%	01/01/20	1,960	2,274,756

Series 2006 A, General Purpose RB	5.00%	11/15/35	2,000	1,987,220

				20,324,842

North Carolina–0.35%
North Carolina (State of) Housing Finance Agency; Series 1996 II, Single Family RB (CEP–FHA)	6.20%	03/01/16	130	130,315

North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	956,220

Oak Island (Town of); Series 2009, Enterprise System RB (INS–AGC)(a)	6.00%	06/01/34	500	516,030

				1,602,565

North Dakota–0.71%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/37	1,000	904,390

Fargo (City of) Health System (Sanford); Series 2011, RB	6.25%	11/01/31	1,250	1,281,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Dakota–(continued)

North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/27	$1,085	$1,095,438

				3,281,003

Ohio–3.33%
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/38	1,025	940,796

Beavercreek School District; Series 2009, School Improvement Unlimited Tax GO Bonds	5.00%	12/01/30	1,000	1,024,050

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.00%	06/01/42	900	620,361

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	1,000	666,140

Series 2007 A-2, Sr. Asset-Backed Turbo Term RB	5.38%	06/01/24	995	766,170

Cleveland (City of); Series 1993 G, Ref. Waterworks First Mortgage RB (INS–NATL)(a)	5.50%	01/01/21	3,300	3,774,375

Cuyahoga (County of); Series 2003 A, Ref. RB	5.50%	01/01/29	1,000	994,300

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital Facility RB	5.50%	01/01/39	3,750	3,759,150

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2007, RB (INS–NATL)(a)(c)(e)(g)	5.10%	05/01/13	1,750	1,852,358

Reynoldsburg (City of) School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds	5.00%	12/01/32	1,000	1,003,850

				15,401,550

Oregon–0.78%
Beaverton School District (Washington & Multnomah Counties School District No. 48J);
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.00%	06/01/31	750	773,745

Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.13%	06/01/36	500	509,400

Medford (City of) Hospital Facilities Authority (Asante Health System); Series 2005 A, RB (INS–AGM)(a)	5.00%	08/01/40	500	461,195

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	2,000	1,862,740

				3,607,080

Pennsylvania–2.82%
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University); Series 2002, RB	5.25%	03/01/32	1,515	1,514,985

Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, RB	5.25%	03/01/27	700	708,148

Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/29	1,385	1,452,657

Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,000	986,230

Erie Parking Authority; Series 2010, Guaranteed Parking RB (INS–AGM)(a)	5.20%	09/01/35	1,000	994,510

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–AGC)(a)	5.50%	10/01/32	2,250	2,274,210

Philadelphia (City of);
Ninth Series, Gas Works RB	5.00%	08/01/30	500	473,510

Series 2009 B, Limited Tax GO Bonds (INS–AGC)(a)	7.00%	07/15/28	2,400	2,674,032

State Public School Building Authority (Harrisburg School District); Series 2009 A, School RB (INS–AGC)(a)	5.00%	11/15/33	2,000	1,990,440

				13,068,722

Puerto Rico–3.99%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 TT, Power RB	5.00%	07/01/37	1,000	849,700

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
First Sub–Series 2010 C, Sales Tax RB (INS–AGM)(a)	5.38%	08/01/38	5,000	4,645,150

First Sub. Series 2009 A, RB	5.25%	08/01/27	2,000	1,973,940

First Sub. Series 2009 A, RB	5.50%	08/01/28	2,000	1,991,040

First Sub. Series 2010 A, RB	5.50%	08/01/37	2,000	1,896,040

First Sub. Series 2010 A, RB (INS–AGM)(a)	5.00%	08/01/40	2,175	2,023,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–(continued)

First Sub. Series 2010 A, Sales Tax RB	5.38%	08/01/39	$1,040	$962,437

Series 2010 A, CAB RB(d)	0.00%	08/01/33	2,000	465,260

Puerto Rico Electric Power Authority;
Series 2010 XX, Power RB	5.25%	07/01/40	3,000	2,616,690

Series 2010 ZZ, RB	5.25%	07/01/22	1,000	1,024,410

				18,447,874

Rhode Island–1.09%
Rhode Island (State of) Health & Educational Building Corp. (Educational & General Revenue); Series 2010 A, Higher Education Facility RB (INS–AGM)(a)	4.50%	09/15/30	1,500	1,398,225

Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/30	500	531,765

Rhode Island (State of) Health & Educational Building Corp. (Public School Financing Program); Series 2009 E, RB (INS–AGC)(a)	5.00%	05/15/34	2,000	1,897,220

Rhode Island (State of) Student Loan Authority; Series 2008 A, Sr. RB (CEP–Gtd. Student Loans)(e)	6.00%	12/01/23	725	725,421

Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/35	500	475,440

				5,028,071

South Carolina–2.31%
Beaufort School District; Series 2007 C, Unlimited Tax GO Bonds (CEP–South Carolina State Department of Education)	4.50%	03/01/32	1,000	966,870

College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–SGI)(a)	4.63%	04/01/30	1,500	1,435,710

Myrtle Beach (City of); Series 2004 A, Hospitality Fee RB (INS–NATL)(a)	5.38%	06/01/24	1,150	1,173,391

Piedmont Municipal Power Agency;
Series 2011 C, Ref. Electric RB (INS–AGC)(a)	5.00%	01/01/30	500	486,875

Series 2011 D, Ref. Electric RB (INS–AGC)(a)	5.75%	01/01/34	1,000	1,016,280

South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Health System, Inc.);
Series 2002 A, RB(b)(c)	5.50%	11/15/12	460	497,752

Series 2002 B, RB	5.50%	11/15/23	1,555	1,560,909

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,516,530

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,000,160

South Carolina (State of) Transportation Infrastructure Bank; Series 2001 A, RB(b)(c)	5.00%	10/01/11	1,030	1,057,501

				10,711,978

South Dakota–0.87%
South Dakota (State of) Building Authority; Series 2007, RB (INS–NATL)(a)	4.50%	06/01/30	2,675	2,548,820

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS–AGC)(a)	5.50%	08/01/38	1,000	1,011,490

South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	435	451,443

				4,011,753

Tennessee–0.47%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010 A, Ref. Hospital RB	5.63%	07/01/30	2,000	1,837,540

Tennessee (State of) Energy Acquisition Corp.; Series 2006 A, Gas RB	5.00%	09/01/16	325	329,462

				2,167,002

Texas–13.05%
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	03/01/30	1,000	1,005,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Tax-Exempt Venue RB (INS–BHAC)(a)	5.00%	08/15/39	$1,020	$993,541

Bexar Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,417,680

Brazos (County of) Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities IDR(c)(e)	5.90%	05/01/28	1,050	1,050,682

Cisco (City of) Junior College District; Series 2002, Ref. Consolidated Fund RB (INS–AMBAC)(a)	5.25%	07/01/26	1,000	1,006,620

Dallas (City of); Series 2007, Ref. Waterworks & Sewer System RB (INS–AMBAC)(a)	4.50%	10/01/27	4,000	4,039,640

Galena Park (City of) Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(d)	0.00%	08/15/23	2,000	1,177,320

Harris (County of) Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	752,359

Harris (County of) Cultural Education Facilities Finance Corp. (TECO);
Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,000	1,014,230

Series 2010, Thermal Utility RB	4.38%	11/15/35	1,525	1,348,085

Series 2010, Thermal Utility RB	4.50%	11/15/40	1,500	1,324,380

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2001 A, Hospital RB(b)(c)	6.38%	06/01/11	750	769,080

Harris (County of) Health Facilities Development Corp. (St. Luke’s Episcopal Hospital);
Series 2001 A, RB(b)(c)	5.38%	08/15/11	1,000	1,023,360

Series 2002, RB(b)(c)	5.13%	08/15/12	1,000	1,066,910

Harris (County of) Health Facilities Development Corp. (Texas Children’s Hospital); Series 1999 A, Hospital RB(b)	5.25%	10/01/29	2,000	2,017,320

Harris (County of); Series 2002, Ref. Limited Tax GO Bonds(b)(c)	5.13%	08/15/12	2,000	2,134,440

Houston (City of); Series 2009 A, Ref. Airport System Sr. Lien RB	5.50%	07/01/34	875	883,873

Keller (City of) Independent School District; Series 2001, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)(b)(c)	5.25%	08/15/11	1,775	1,815,612

Laredo (City of) Community College District;
Series 2002, Limited Tax GO Bonds(b)(c)	5.25%	08/01/12	1,000	1,067,240

Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/35	1,000	981,070

Laredo (City of) Community College District; Series 2002, Limited Tax GO Bonds(b)(c)	5.25%	08/01/12	1,000	1,067,240

Love Field Airport Modernization Corp. (Southwest Airlines Co.—Love Field Modernization Program); Series 2010, Special Facilities RB	5.25%	11/01/40	1,000	895,270

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.00%	02/15/24	2,500	2,451,475

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,070,170

Series 2008 A-AGC-ICC, Ref. First Tier System RB	5.63%	01/01/33	1,500	1,518,120

Series 2008 F, Ref. Toll Second Tier System RB	6.13%	01/01/31	1,000	1,014,720

Series 2008 K-1, Ref. First Tier System RB (INS–AGC)(a)	5.75%	01/01/38	1,630	1,644,181

Parker (County of); Series 2009, Unlimited Tax Road GO Bonds (INS–AGC)(a)	5.13%	02/15/31	1,000	1,012,370

Pflugerville (City of);
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.30%	08/01/31	860	881,870

Series 2009, Limited Tax GO Bonds Ctfs. (INS–AGC)(a)	5.38%	08/01/32	755	773,460

Pharr-San Juan-Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	02/01/24	1,010	1,074,791

Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds	5.25%	02/15/33	1,000	1,033,220

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/31	500	510,260

San Angelo (City of); Series 2001, Ref. & Improvement Waterworks & Sewer System RB	5.25%	04/01/19	1,000	1,003,930

Schertz-Cibolo-Universal Independent School District;
Series 2001, Ref. School Building Unlimited Tax RB(c)	5.13%	08/01/11	1,465	1,494,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Series 2001, Ref. School Building Unlimited Tax RB (CEP–Texas Permanent School Fund)	5.13%	08/01/25	$70	$71,007

Southlake (City of); Series 2004, Ref. Limited Tax GO Bonds (INS–AMBAC)(a)	5.20%	02/15/26	1,000	1,030,080

Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO Bonds	5.25%	08/01/35	1,840	1,841,141

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	1,325	1,332,963

United Independent School District; Series 2000, Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	08/15/26	1,000	1,037,230

University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,020,720

Waxahachie Independent School District;
Series 2002, Ref. School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.25%	08/15/26	3,400	3,448,348

Series 2002, Ref. School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.38%	08/15/27	2,000	2,028,740

Series 2002, Ref. School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.25%	08/15/30	2,890	2,929,217

Ysleta Independent School District Public Facilities Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/24	1,300	1,309,607

				60,384,114

Utah–0.58%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/33	710	718,286

Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS–AGM)(a)	5.00%	06/15/36	1,050	1,054,704

Washington (City of); Series 2003, Sales Tax RB (INS–AMBAC)(a)	5.00%	11/15/23	915	923,335

				2,696,325

Vermont–1.04%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,265	1,254,614

Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/20	1,250	1,251,825

Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care);
Series 2000 A, Hospital RB (INS–AMBAC)(a)	6.00%	12/01/23	1,000	1,012,260

Series 2004 B, RB (INS–AGM)(a)	5.00%	12/01/34	1,390	1,273,379

				4,792,078

Virgin Islands–0.20%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	1,000	942,190

Virginia–1.66%
Fauquier (County of) Industrial Development Authority;
Series 2002, Hospital IDR (INS–Radian)(a)	5.50%	10/01/17	500	520,770

Series 2002, Hospital IDR (INS–Radian)(a)	5.25%	10/01/31	1,000	951,630

Hampton Roads Sanitation District; Series 2008, Wastewater RB	5.00%	04/01/38	2,000	2,013,560

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	2,000	2,002,120

King George (County of) Industrial Development Authority; Series 2004, Lease IDR (INS–AGM)(a)	5.00%	03/01/25	1,100	1,118,491

Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB	6.00%	12/01/32	1,000	1,076,550

				7,683,121

Washington–1.86%
Everett (City of) Public Facilities District; Series 2007 A, Limited Sales Tax & Interlocal RB	5.00%	12/01/23	1,135	1,132,798

Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/23	3,000	3,043,980

Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/24	2,000	2,028,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Washington–(continued)

Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS–NATL)(a)	5.00%	03/01/35	$1,000	$975,420

Washington (State of) Health Care Facilities Authority (Providence Health System); Series 2001 A, RB (INS–NATL)(a)	5.25%	10/01/21	1,400	1,427,384

				8,607,682

Wisconsin–0.79%
Adams-Friendship Area School District; Series 1996, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.50%	04/01/15	1,340	1,555,418

Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/30	1,500	1,428,315

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	678,555

				3,662,288

Wyoming–0.92%
Gillette (City of) Polution Control (Pacificorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(f)	0.26%	01/01/18	4,270	4,270,000

TOTAL INVESTMENTS–100.45% (Cost $457,516,262)(h)				464,743,159

OTHER ASSETS LESS LIABILITIES–(0.45)%				(2,094,954)

NET ASSETS–100.00%				$462,648,205

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.*
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RADIAN	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Municipal Bond Fund

(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	14.9%

Assured Guaranty Municipal Corp.	11.3

Assured Guaranty Corp.	9.0

American Municipal Bond Assurance Corp.*	5.3

*	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Municipal Bond Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $457,516,262)	$464,743,159

Cash	57,428

Receivable for:
Investments sold	270,100

Fund shares sold	928,759

Interest	5,498,645

Investment for trustee deferred compensation and retirement plans	91,926

Other assets	31,302

Total assets	471,621,319

Liabilities:
Payable for:
Investments purchased	6,990,905

Fund shares reacquired	1,000,918

Dividends	575,255

Accrued fees to affiliates	187,875

Accrued other operating expenses	60,492

Trustee deferred compensation and retirement plans	157,669

Total liabilities	8,973,114

Net assets applicable to shares outstanding	$462,648,205

Net assets consist of:
Shares of beneficial interest	$455,883,731

Undistributed net investment income	1,065,244

Undistributed net realized gain (loss)	(1,527,667)

Unrealized appreciation	7,226,897

$462,648,205

Net Assets:
Class A	$262,080,853

Class B	$8,360,432

Class C	$42,560,302

Class Y	$26,104,366

Investor Class	$123,542,252

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	34,186,950

Class B	1,088,440

Class C	5,555,316

Class Y	3,403,768

Investor Class	16,106,819

Class A:
Net asset value per share	$7.67

Maximum offering price per share (Net asset value of $7.67 divided by 95.25%)	$8.05

Class B:
Net asset value and offering price per share	$7.68

Class C:
Net asset value and offering price per share	$7.66

Class Y:
Net asset value and offering price per share	$7.67

Investor Class:
Net asset value and offering price per share	$7.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Municipal Bond Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$28,167,024

Expenses:
Advisory fees	2,364,440

Administrative services fees	165,806

Custodian fees	20,711

Distribution fees:
Class A	840,109

Class B	114,493

Class C	479,372

Investor Class	227,246

Transfer agent fees	389,751

Trustees’ and officers’ fees and benefits	31,101

Other	212,513

Total expenses	4,845,542

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,434,116)

Net expenses	3,411,426

Net investment income	24,755,598

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	2,109,770

Change in net unrealized appreciation (depreciation) of investment securities	(19,582,129)

Net realized and unrealized gain (loss)	(17,472,359)

Net increase in net assets resulting from operations	$7,283,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Municipal Bond Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

		Seven months
	Year ended	ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$24,755,598	$15,268,353	$24,622,337

Net realized gain (loss)	2,109,770	600,386	(3,007,205)

Change in net unrealized appreciation (depreciation)	(19,582,129)	15,730,997	(3,491,562)

Net increase in net assets resulting from operations	7,283,239	31,599,736	18,123,570

Distributions to shareholders from net investment income:
Class A	(15,202,742)	(10,291,978)	(16,141,213)

Class B	(431,192)	(327,210)	(673,425)

Class C	(1,807,782)	(902,868)	(996,100)

Class Y	(1,037,624)	(179,055)	(464,754)

Investor Class	(5,988,422)	(3,551,953)	(5,767,559)

Total distributions from net investment income	(24,467,762)	(15,253,064)	(24,043,051)

Share transactions–net:
Class A	(136,537,848)	23,661,656	(8,469,215)

Class B	(4,882,587)	(2,897,529)	(4,439,095)

Class C	(761,120)	7,904,074	15,647,118

Class Y	20,469,950	1,161,693	5,420,219

Investor Class	(2,794,661)	807,172	(2,702,767)

Net increase (decrease) in net assets resulting from share transactions	(124,506,266)	30,637,066	5,456,260

Net increase (decrease) in net assets	(141,690,789)	46,983,738	(463,221)

Net assets:
Beginning of year	604,338,994	557,355,256	557,818,477

End of year (includes undistributed net investment income of $1,065,244, $777,408 and $762,119, respectively)	$462,648,205	$604,338,994	$557,355,256

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Municipal Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is federal tax-exempt current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

24        Invesco Municipal Bond Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

25        Invesco Municipal Bond Fund

I.	Other Risks — The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $1,433,050.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $317.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

26        Invesco Municipal Bond Fund

to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $30,186 in front-end sales commissions from the sale of Class A shares and $49,039, $31,950 and $2,775 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$464,743,159	$—	$464,743,159

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2011, the Fund engaged in securities purchases of $2,359,803 and securities sales of $5,866,001.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $749.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $3,971 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

27        Invesco Municipal Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 to February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income — Tax Exempt	$24,413,975	$15,227,495	$23,999,025

Ordinary income — Taxable	53,787	25,569	44,026

Total distributions	$24,467,762	$15,253,064	$24,043,051

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,172,442

Net unrealized appreciation — investments	7,159,768

Temporary book/tax differences	(143,226)

Capital loss carryforward	(1,424,510)

Shares of beneficial interest	455,883,731

Total net assets	$462,648,205

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,111,017 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2018	$1,424,510

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $85,448,155 and $200,297,360, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,999,131

Aggregate unrealized (depreciation) of investment securities	(7,839,363)

Net unrealized appreciation of investment securities	$7,159,768

Cost of investments for tax purposes is $457,583,391.

28        Invesco Municipal Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	7,735,329	$61,042,147	7,976,983	$63,001,088	14,982,060	$112,624,068

Class B	271,800	2,172,584	260,048	2,052,761	834,813	6,319,103

Class C	1,602,614	12,726,624	1,552,854	12,239,672	2,859,563	21,475,909

Class Y(b)	4,317,623	34,567,713	359,859	2,848,003	3,798,978	28,598,172

Investor Class	1,273,345	10,059,951	1,160,760	9,197,479	887,261	6,702,220

Issued as reinvestment of dividends:
Class A	1,290,460	10,277,257	958,081	7,573,572	1,560,231	11,770,003

Class B	34,861	272,515	28,105	222,596	52,691	398,857

Class C	169,702	1,338,294	84,283	666,551	97,070	733,990

Class Y	98,812	778,352	16,461	130,166	25,883	197,122

Investor Class	557,356	4,399,852	331,820	2,624,030	545,103	4,117,303

Automatic conversion of Class B shares to Class A shares:
Class A	392,037	3,094,234	301,269	2,377,532	760,132	5,764,557

Class B	(391,408)	(3,094,234)	(300,628)	(2,377,532)	(758,940)	(5,764,557)

Reacquired:
Class A(b)	(26,667,519)	(210,951,486)	(6,257,130)	(49,290,536)	(18,526,270)	(138,627,843)

Class B	(538,928)	(4,233,452)	(355,647)	(2,795,354)	(717,728)	(5,392,498)

Class C	(1,909,112)	(14,826,038)	(633,713)	(5,002,149)	(877,634)	(6,562,781)

Class Y	(1,921,055)	(14,876,115)	(228,083)	(1,816,476)	(3,064,710)	(23,375,075)

Investor Class(b)	(2,206,969)	(17,254,464)	(1,393,356)	(11,014,337)	(1,792,949)	(13,522,290)

Net increase (decrease) in share activity	(15,891,052)	$(124,506,266)	3,861,966	$30,637,066	665,554	$5,456,260

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	1,919,936	$14,322,721

Class A	(1,904,631)	(14,208,544)

Investor Class	(15,285)	(114,177)

29        Invesco Municipal Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$7.93	$0.36	(c)	$(0.26)	$0.10	$(0.36)	$7.67	1.20%	$262,081	0.57	%(d)	0.83	%(d)	4.58	%(d)	16%
Seven months ended 02/28/10	7.70	0.21	(c)	0.23	0.44	(0.21)	7.93	5.73	407,725	0.57	(e)	0.83	(e)	4.55	(e)	12
Year ended 07/31/09	7.78	0.35	(c)	(0.09)	0.26	(0.34)	7.70	3.55	373,124	0.74		0.86		4.63		31
Year ended 07/31/08	7.94	0.34	(c)	(0.17)	0.17	(0.33)	7.78	2.23	386,383	0.84		0.84		4.25		29
Year ended 07/31/07	7.99	0.34		(0.05)	0.29	(0.34)	7.94	3.62	371,585	0.84		0.84		4.19		23
Year ended 07/31/06	8.16	0.35		(0.16)	0.19	(0.36)	7.99	2.34	324,531	0.86		0.86		4.36		19

Class B
Year ended 02/28/11	7.94	0.30	(c)	(0.26)	0.04	(0.30)	7.68	0.44	8,360	1.32	(d)	1.58	(d)	3.83	(d)	16
Seven months ended 02/28/10	7.71	0.17	(c)	0.23	0.40	(0.17)	7.94	5.27	13,596	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.79	0.29	(c)	(0.09)	0.20	(0.28)	7.71	2.78	16,046	1.49		1.61		3.88		31
Year ended 07/31/08	7.95	0.28	(c)	(0.16)	0.12	(0.28)	7.79	1.46	20,797	1.59		1.59		3.50		29
Year ended 07/31/07	8.00	0.28		(0.05)	0.23	(0.28)	7.95	2.85	29,224	1.59		1.59		3.44		23
Year ended 07/31/06	8.17	0.29		(0.16)	0.13	(0.30)	8.00	1.58	40,352	1.61		1.61		3.61		19

Class C
Year ended 02/28/11	7.92	0.30	(c)	(0.26)	0.04	(0.30)	7.66	0.43	42,560	1.32	(d)	1.58	(d)	3.83	(d)	16
Seven months ended 02/28/10	7.70	0.17	(c)	0.22	0.39	(0.17)	7.92	5.14	45,088	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.77	0.29	(c)	(0.08)	0.21	(0.28)	7.70	2.91	36,085	1.49		1.61		3.88		31
Year ended 07/31/08	7.94	0.28	(c)	(0.18)	0.10	(0.27)	7.77	1.33	20,283	1.59		1.59		3.50		29
Year ended 07/31/07	7.98	0.28		(0.04)	0.24	(0.28)	7.94	2.98	14,853	1.59		1.59		3.44		23
Year ended 07/31/06	8.16	0.29		(0.17)	0.12	(0.30)	7.98	1.45	17,887	1.61		1.61		3.61		19

Class Y
Year ended 02/28/11	7.93	0.38	(c)	(0.26)	0.12	(0.38)	7.67	1.45	26,104	0.32	(d)	0.58	(d)	4.83	(d)	16
Seven months ended 02/28/10	7.70	0.22	(c)	0.23	0.45	(0.22)	7.93	5.88	7,204	0.32	(e)	0.58	(e)	4.80	(e)	12
Year ended 07/31/09(f)	7.46	0.30	(c)	0.24	0.54	(0.30)	7.70	7.34	5,855	0.46	(e)	0.61	(e)	4.91	(e)	31

Investor Class
Year ended 02/28/11	7.93	0.36	(c)	(0.26)	0.10	(0.36)	7.67	1.28	123,542	0.50	(d)	0.76	(d)	4.65	(d)	16
Seven months ended 02/28/10	7.71	0.21	(c)	0.22	0.43	(0.21)	7.93	5.65	130,726	0.52	(e)	0.78	(e)	4.60	(e)	12
Year ended 07/31/09	7.79	0.36	(c)	(0.09)	0.27	(0.35)	7.71	3.67	126,245	0.64		0.76		4.73		31
Year ended 07/31/08	7.95	0.35	(c)	(0.17)	0.18	(0.34)	7.79	2.35	130,356	0.72		0.72		4.37		29
Year ended 07/31/07	7.99	0.35		(0.04)	0.31	(0.35)	7.95	3.88	139,164	0.71		0.71		4.32		23
Year ended 07/31/06	8.17	0.36		(0.17)	0.19	(0.37)	7.99	2.35	147,982	0.72		0.72		4.50		19

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $336,044, $11,449, $47,937, $21,606 and $129,946 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

30        Invesco Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Bond Fund (formerly known as AIM Municipal Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

31        Invesco Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$967.60	$2.78	$1,021.97	$2.86	0.57%

B	1,000.00	962.80	6.42	1,018.25	6.61	1.32

C	1,000.00	962.70	6.42	1,018.25	6.61	1.32

Investor	1,000.00	967.90	2.44	1,022.32	2.51	0.50

Y	1,000.00	967.80	1.56	1,023.21	1.61	0.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32        Invesco Municipal Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.79%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        Invesco Municipal Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	208	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	208	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936	2003	Retired	208	None
Trustee
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939	2001	Retired	208	None
Trustee
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	208	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942	2003	Retired	208	None
Trustee
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MBD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Real Estate Fund
Nasdaq:
A: IARAX ▪ B: AARBX ▪ C: IARCX ▪ R: IARRX ▪ Y: IARYX
Investor: REINX ▪ Institutional: IARIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”

3	Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
Returns from listed real estate were generally positive during the fiscal year ended February 28, 2011, reflecting a positive sentiment toward asset classes and equity sectors capable of delivering attractive yields. As a result, Invesco Real Estate Fund delivered positive returns over the period and outperformed the Fund’s broad market index, the S&P 500 Index, by a wide margin. The Fund’s underperformance relative to its style-specific benchmark, the FTSE NAREIT All Equity REITs Index, however, was primarily the result of security selection in the apartment and health care REIT sectors, as well as security selection and an underweight exposure to timber REITs.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.11%

Class B Shares	32.09

Class C Shares	32.07

Class R Shares	32.77

Class Y Shares	33.49

Investor Class Shares	33.15

Institutional Class Shares	33.67

S&P 500 Index▼ (Broad Market Index)	22.59

FTSE NAREIT All Equity REITs Index■ (Style-Specific Index)	39.54

Lipper Real Estate Funds Index▼ (Peer Group Index)	32.42

▼Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a Fund focused on total return that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic location as well as limiting the size of any one holding.
     We will consider selling a holding when:
■	Relative valuation falls below desired levels.

Portfolio Composition
By property type

Apartments	16.3%

Regional Malls	14.0

Industrial/Office: Office	13.3

Lodging–Resorts	9.6

Diversified	9.4

Shopping Centers	9.1

Health Care	8.5

Industrial/Office: Industrial	5.4

Timber REIT	5.4

Self Storage Facilities	3.2

Industrial/Office: Mixed	2.3
Properties each less than 1.0% of portfolio	1.7

Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	9.5%

2.	Vornado Realty Trust	6.3

3.	Host Hotels & Resorts Inc.	5.5

4.	Equity Residential	4.4

5.	Kimco Realty Corp.	4.0

6.	Boston Properties, Inc.	4.0

7.	Health Care REIT, Inc.	3.8

8.	Macerich Co. (The)	3.5

9.	Regency Centers Corp.	3.5

10.	SL Green Realty Corp.	3.5

Total Net Assets	$1.9 billion

Total Number of Holdings*	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
■	Risk/return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the fiscal year with double-digit gains.
     The major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as energy, consumer discretionary, industrials and materials had some of the highest returns, while less economically sensitive sectors such as health care and consumer staples had the lowest returns.
     Given this environment, the U.S. REIT market, as measured by the FTSE NAREIT All Equity REITs Index, produced a gain for the period and outperformed the broad market, as measured by the S&P 500 Index, by a wide margin. The Fund, however, underperformed its style-specific benchmark during the reporting period. Stock selection in apartment and health care REITs detracted from the Fund’s relative performance, as did stock selection and an underweight position in timber REITs. Conversely, security selection and an overweight exposure in regional malls and lodging–resorts positively affected relative Fund performance. Security selection in office REITs was also a relative contributor.

4	Invesco Real Estate Fund

     Top contributors during the fiscal year included Equity Residential and Simon Property Group. Equity Residential owns and manages one of the largest, most diversified apartment portfolios in the U.S. and was a beneficiary of positive fundamentals and strong outperformance within the apartment REIT sector during the fiscal year. Simon Property Group, a REIT that offers an attractive portfolio of top-tier U.S. regional malls, benefited from improvement in regional mall fundamentals.
     Weingarten Realty Investors and Developers Diversified Realty were among the top detractors from Fund performance during the fiscal year. Weingarten Realty focuses on grocery-anchored retail shopping centers and industrial properties in the U.S. Developers Diversified Realty also focuses on retail shopping centers but has operating and development properties in Brazil, Canada and Puerto Rico in addition to the U.S. Before the end of the reporting period, we sold both of these Fund holdings.
     At the end of the fiscal year and relative to our style-specific benchmark, we held an overweight position in lodging–resorts, office and apartment REITs. Conversely, we were underweight in health care REITs and self-storage facilities. The Fund had no exposure to freestanding retail REITs, while the index had modest exposure to this sector.
     While we maintained our bias toward companies with higher quality assets and tenant rosters and flexible balance sheets with longer-term debt maturities, key changes to portfolio structure during the latter half of the fiscal year reflected the expected improvement in commercial real estate fundamentals as the economy continues to recover. We increasingly favored companies with attractive relative valuations and above-average prospects for cash flow growth, and continued to maintain a well-diversified portfolio across all property types and regions based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance as well as his M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a B.B.A. in finance from The University of Texas.
James Trowbridge
Portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned a B.S. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from The University of Texas at Arlington and an M.B.A. from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

5	Invesco Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/95, Fund data from 5/1/95

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable
sales charges

Class A Shares

Inception (12/31/96)		9.45%

10	Years	12.28

5	Years	1.88

1	Year	25.82

Class B Shares

Inception (3/3/98)		9.05%

10	Years	12.30

5	Years	1.98

1	Year	27.09

Class C Shares

Inception (5/1/95)		10.86%

10	Years	12.12

5	Years	2.27

1	Year	31.07

Class R Shares

10	Years	12.70%

5	Years	2.78

1	Year	32.77

Class Y Shares

10	Years	12.99%

5	Years	3.15

1	Year	33.49

Investor Class Shares

10	Years	12.94%

5	Years	3.05

1	Year	33.15

Institutional Class Shares

10	Years	13.30%

5	Years	3.53

1	Year	33.67
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/31/96)		9.01%

10	Years	11.15

5	Years	2.09

1	Year	16.06

Class B Shares

Inception (3/3/98)		8.57%

10	Years	11.15

5	Years	2.20

1	Year	16.87

Class C Shares

Inception (5/1/95)		10.48%

10	Years	10.98

5	Years	2.48

1	Year	20.81

Class R Shares

10	Years	11.55%

5	Years	2.99

1	Year	22.49

Class Y Shares

10	Years	11.83%

5	Years	3.35

1	Year	23.03

Investor Class Shares

10	Years	11.80%

5	Years	3.26

1	Year	22.82

Institutional Class Shares

10	Years	12.14%

5	Years	3.75

1	Year	23.26
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09%, 1.34% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 8
assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index, which is exclusively owned by NAREIT.

7 Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IARAX
Class B Shares	AARBX
Class C Shares	IARCX
Class R Shares	IARRX
Class Y Shares	IARYX
Investor Class Shares	REINX
Institutional Class Shares	IARIX

8	Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2011

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–96.49%
Apartments–16.28%
AvalonBay Communities, Inc.	478,186	$57,874,852

BRE Properties, Inc.	523,400	24,866,734

Camden Property Trust	1,076,822	63,715,558

Equity Residential	1,548,200	85,321,302

Essex Property Trust, Inc.	505,948	62,626,243

Mid-America Apartment Communities, Inc.	332,000	21,570,040

		315,974,729

Developers–0.17%
Evergrande Real Estate Group Ltd. (China)	1,075,000	507,709

Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	146,800	2,856,968

		3,364,677

Diversified–9.17%
BGP Holdings PLC (Dominican Repubic)(b)	3,547,941	0

Digital Realty Trust, Inc.	695,208	40,892,134

Hang Lung Properties Ltd. (Hong Kong)	206,000	878,172

Hysan Development Co. Ltd. (Hong Kong)	191,000	858,372

Kenedix Realty Investment Corp. (Japan)	207	977,036

Sumitomo Realty & Development Co., Ltd. (Japan)	22,000	591,556

The Wharf (Holdings) Ltd. (Hong Kong)	121,000	793,150

The Wharf Holdings Ltd.–Rights (Hong Kong)(b)	11,500	21,485

Vornado Realty Trust	1,299,998	121,328,813

Washington Real Estate Investment Trust	373,900	11,680,636

		178,021,354

Healthcare–8.52%
HCP, Inc.	197,456	7,503,328

Health Care REIT, Inc.	1,398,549	73,032,229

Nationwide Health Properties, Inc.	757,418	32,372,045

Senior Housing Properties Trust	710,030	17,424,136

Ventas, Inc.	629,702	34,898,085

		165,229,823

Industrial/Office: Industrial–5.35%
AMB Property Corp.	1,151,000	41,873,380

Global Logistic Properties Ltd. (Singapore)(b)(c)	3,705,000	5,551,038

ProLogis	3,464,137	56,326,868

		103,751,286

Industrial/Office: Mixed–2.26%
Duke Realty Corp.	1,262,253	17,759,900

Liberty Property Trust	620,031	20,938,447

PS Business Parks, Inc.	82,236	5,184,157

		43,882,504

Industrial/Office: Office–13.31%
Alexandria Real Estate Equities, Inc.	431,097	34,573,979

Boston Properties, Inc.	803,438	77,065,773

BR Properties S.A. (Brazil)	129,800	1,380,436

BR Properties S.A. (Brazil)(c)	30,900	328,625

Derwent London PLC (United Kingdom)	98,580	2,722,077

Douglas Emmett, Inc.	732,200	13,728,750

Highwoods Properties, Inc.	898,700	30,492,891

Kilroy Realty Corp.	431,826	16,733,258

Nippon Building Fund, Inc. (Japan)	105	1,102,092

Piedmont Office Realty Trust Inc.–Class A	650,930	13,018,600

SL Green Realty Corp.	887,821	67,234,684

		258,381,165

Lodging-Resorts–9.62%
DiamondRock Hospitality Co.(b)	1,880,276	22,112,046

Hersha Hospitality Trust	1,643,900	10,800,423

Host Hotels & Resorts Inc.	5,789,555	106,527,812

InterContinental Hotels Group PLC (United Kingdom)	330,001	7,341,339

LaSalle Hotel Properties	379,278	10,699,432

Starwood Hotels & Resorts Worldwide, Inc.	479,110	29,273,621

		186,754,673

Regional Malls–13.96%
AEON Mall Co., Ltd. (Japan)	36,500	974,189

CBL & Associates Properties, Inc.	366,510	6,542,203

CFS Retail Property Trust (Australia)	956,817	1,835,111

General Growth Properties, Inc.(b)	597,800	9,516,976

Macerich Co. (The)	1,343,627	68,041,271

Simon Property Group, Inc.	1,672,291	184,018,902

		270,928,652

Self Storage Facilities–3.19%
Big Yellow Group PLC (United Kingdom)	286,965	1,507,320

Extra Space Storage, Inc.	1,372,500	27,106,875

Public Storage	125,900	14,132,275

Sovran Self Storage, Inc.	490,800	19,043,040

		61,789,510

Shopping Centers–9.12%
Acadia Realty Trust	1,001,536	19,830,413

Kimco Realty Corp.	4,036,400	78,225,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Real Estate Fund

		Shares	Value

Shopping Centers–(continued)

Regency Centers Corp.		1,501,546	$67,944,956

Retail Opportunity Investments Corp.		1,003,413	11,037,543

			177,038,344

Specialty Properties–0.06%
Unite Group PLC (United Kingdom)(b)		355,972	1,160,079

Timber REIT–5.48%
Plum Creek Timber Co., Inc.		1,121,200	47,045,552

Rayonier, Inc.		657,200	40,306,076

Weyerhaeuser Co.		776,272	18,948,800

			106,300,428

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,387,301,120)			1,872,577,224

		Principal
		Amount
Asset-Backed Securities–0.90%
Banc of America Commercial Mortgage, Inc., Series 2001-PB1, Class E, Pass Through Ctfs., 6.23%, 05/11/35		$2,700,000	2,732,251

Banc of America Large Loan Inc., Series 2005-MIB1, Class C, Floating Rate Pass Through Ctfs., 0.57%, 03/15/22(c)(d)		3,000,000	2,797,015

Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.50%, 10/15/19(c)(d)		1,000,000	911,391

Series 2006-BIX1, Class B, Floating Rate Pass Through Ctfs., 0.40%, 10/15/19(c)(d)		1,800,000	1,730,942

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AMP3, Pass Through Ctfs., 5.50%, 10/15/49(c)		2,668,703	2,351,765

Credit Suisse First Boston Mortgage Securities Corp., Series 2004-TF2A, Class J, Floating Rate Pass Through Ctfs., 1.21%, 11/15/19(c)(d)		3,000,000	2,890,800

Merrill Lynch Floating Trust, Series 2006-1, Class D, Floating Rate Pass Through Ctfs., 0.46%, 06/15/22(c)(d)		3,000,000	2,558,861

Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A2, Floating Rate Pass Through Ctfs., 0.38%, 09/15/21(c)(d)		1,600,000	1,497,406

Total Asset-Backed Securities (Cost $16,731,413)			17,470,431

		Shares
Preferred Stocks–0.73%
Diversified–0.21%
DuPont Fabros Technology, Inc., Series A, 7.88% Pfd.(b)		160,000	4,065,600

Office–0.52%
SL Green Realty Corp., Series C, 7.63% Pfd.(b)		407,000	10,134,300

Total Preferred Stocks (Cost $13,576,710)			14,199,900

		Principal
		Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.05%
Australia–0.05%
GPT RE Ltd. Sr., Sr. Unsec. Medium-Term Notes, 6.50%, 08/22/13(e) (Cost $723,483)	AUD	1,000,000	1,012,155

		Shares
Money Market Funds–0.85%
Liquid Assets Portfolio–Institutional Class(f)		8,185,565	8,185,565

Premier Portfolio–Institutional Class(f)		8,185,565	8,185,565

Total Money Market Funds (Cost $16,371,130)			16,371,130

TOTAL INVESTMENTS–99.02% (Cost $1,434,703,856)			1,921,630,840

OTHER ASSETS LESS LIABILITIES–0.98%			19,085,309

NET ASSETS–100.00%			$1,940,716,149

Investment Abbreviations:

AUD	– Australian Dollar
Ctfs.	– Certificates
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $20,617,842, which represented 1.06% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(e)	Foreign denominated security. Principal amount is denominated in currency indicated.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $1,418,332,726)	$1,905,259,710

Investments in affiliated money market funds, at value and cost	16,371,130

Total investments, at value (Cost $1,434,703,856)	1,921,630,840

Foreign currencies, at value (Cost $1,431,708)	1,496,661

Receivable for:
Investments sold	60,010,970

Fund shares sold	6,592,912

Dividends and interest	2,882,343

Investment for trustee deferred compensation and retirement plans	48,666

Other assets	24,887

Total assets	1,992,687,279

Liabilities:
Payable for:
Investments purchased	44,636,301

Fund shares reacquired	5,712,851

Accrued fees to affiliates	1,347,495

Accrued other operating expenses	116,281

Trustee deferred compensation and retirement plans	158,202

Total liabilities	51,971,130

Net assets applicable to shares outstanding	$1,940,716,149

Net assets consist of:
Shares of beneficial interest	$1,527,848,803

Undistributed net investment income	(1,085,951)

Undistributed net realized gain (loss)	(73,039,630)

Unrealized appreciation	486,992,927

$1,940,716,149

Net Assets:
Class A	$1,109,689,212

Class B	$42,218,848

Class C	$126,377,228

Class R	$137,922,901

Class Y	$73,597,642

Investor Class	$62,353,515

Institutional Class	$388,556,803

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	48,179,640

Class B	1,826,935

Class C	5,484,730

Class R	5,986,779

Class Y	3,194,904

Investor Class	2,710,292

Institutional Class	16,866,093

Class A:
Net asset value per share	$23.03

Maximum offering price per share (Net asset value of $23.03 divided by 94.50%)	$24.37

Class B:
Net asset value and offering price per share	$23.11

Class C:
Net asset value and offering price per share	$23.04

Class R:
Net asset value and offering price per share	$23.04

Class Y:
Net asset value and offering price per share	$23.04

Investor Class:
Net asset value and offering price per share	$23.01

Institutional Class:
Net asset value and offering price per share	$23.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Dividends (net of foreign withholding taxes of $21,872)	$33,884,074

Dividends from affiliated money market funds	50,437

Interest	1,157,585

Total investment income	35,092,096

Expenses:
Advisory fees	11,796,029

Administrative services fees	419,824

Custodian fees	85,978

Distribution fees:
Class A	2,348,487

Class B	439,843

Class C	1,038,926

Class R	530,521

Investor Class	131,062

Transfer agent fees — A, B, C, R, Y and Investor	3,328,960

Transfer agent fees — Institutional	317,088

Trustees’ and officers’ fees and benefits	53,585

Other	381,990

Total expenses	20,872,293

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(63,926)

Net expenses	20,808,367

Net investment income	14,283,729

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	205,000,660

Foreign currencies	(130,730)

204,869,930

Change in net unrealized appreciation of:
Investment securities	234,035,802

Foreign currencies	66,436

234,102,238

Net realized and unrealized gain	438,972,168

Net increase in net assets resulting from operations	$453,255,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Real Estate Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Year	Seven months	Year
	ended	ended	ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$14,283,729	$15,394,897	$22,657,115

Net realized gain (loss)	204,869,930	24,165,445	(275,457,028)

Change in net unrealized appreciation (depreciation)	234,102,238	216,779,605	(146,439,148)

Net increase (decrease) in net assets resulting from operations	453,255,897	256,339,947	(399,239,061)

Distributions to shareholders from net investment income:
Class A	(15,738,089)	(7,723,578)	(15,482,975)

Class B	(456,056)	(317,732)	(1,064,135)

Class C	(991,599)	(517,253)	(1,305,626)

Class R	(1,476,423)	(605,491)	(1,071,363)

Class Y	(863,965)	(181,510)	(65,440)

Investor Class	(874,621)	(385,788)	(723,392)

Institutional Class	(6,597,739)	(2,434,948)	(2,533,206)

Total distributions from net investment income	(26,998,492)	(12,166,300)	(22,246,137)

Distributions to shareholders from net realized gains:
Class A	—	—	(3,209,002)

Class A	—	—	(314,212)

Class C	—	—	(371,822)

Class R	—	—	(232,254)

Class Y	—	—	(1,808)

Investor Class	—	—	(142,444)

Institutional Class	—	—	(371,050)

Total distributions from net realized gains	—	—	(4,642,592)

Share transactions–net:
Class A	88,073,194	51,645,137	59,490,426

Class B	(13,920,165)	(5,302,395)	(16,089,244)

Class C	15,668,613	9,225,086	(3,558,142)

Class R	33,300,199	15,180,909	17,487,648

Class Y	33,147,956	18,822,263	6,294,307

Investor Class	10,500,566	2,729,007	7,645,606

Institutional Class	63,390,995	98,529,020	74,376,003

Net increase in net assets resulting from share transactions	230,161,358	190,829,027	145,646,604

Net increase (decrease) in net assets	656,418,763	435,002,674	(280,481,186)

Net Assets:
Beginning of year	1,284,297,386	849,294,712	1,129,775,898

End of year (includes undistributed net investment income of $(1,085,951), $6,392,789 and 1,234,782, respectively)	$1,940,716,149	$1,284,297,386	$849,294,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Real Estate Fund

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

14        Invesco Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

15        Invesco Real Estate Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $59,193.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,193.

16        Invesco Real Estate Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $109,597 in front-end sales commissions from the sale of Class A shares and $2,008, $36,319 and $9,881 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,892,565,074	$10,561,695	$0	$1,903,126,769

Asset Backed Securities	—	17,470,431	—	17,470,431

Corporate Debt Securities	—	1,012,155	—	1,012,155

Rights	—	—	21,485	21,485

Total Investments	$1,892,565,074	$29,044,281	$21,485	$1,921,630,840

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $3,540.

17        Invesco Real Estate Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $6,168 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 through February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$26,998,492	$12,166,300	$22,251,344

Long-term capital gain	—	—	4,637,385

Total distributions	$26,998,492	$12,166,300	$26,888,729

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$452,070,358

Net unrealized appreciation — other investments	65,946

Temporary book/tax differences	(151,936)

Post-October deferrals	(33,267)

Capital loss carryforward	(39,083,755)

Shares of beneficial interest	1,527,848,803

Total net assets	$1,940,716,149

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $187,978,643 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2018	$39,083,755

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco Real Estate Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $1,635,358,294 and $1,412,050,258, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$452,930,025

Aggregate unrealized (depreciation) of investment securities	(859,667)

Net unrealized appreciation of investment securities	$452,070,358

Cost of investments for tax purposes is $1,469,560,482.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 28, 2011, undistributed net investment income was increased by $5,236,023, undistributed net realized gain was decreased by $2,320,598 and shares of beneficial interest decreased by $2,915,425. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Seven months		Year ended
	February 28, 2011(a)		ended February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	21,545,977	$436,418,308	13,157,305	$217,482,679	23,605,558	$318,697,292

Class B	284,149	5,719,709	116,205	1,946,635	287,574	4,527,999

Class C	2,007,176	40,774,234	1,205,851	20,273,314	1,362,543	19,053,161

Class R	3,122,198	63,210,961	1,564,943	26,073,487	2,410,912	33,373,437

Class Y(b)	2,402,512	48,515,149	1,406,490	23,681,274	1,776,465	23,100,971

Investor Class	1,446,161	28,963,064	551,060	9,087,613	1,509,562	23,258,806

Institutional Class	8,917,892	180,015,439	7,609,817	126,300,585	7,069,778	102,988,060

Issued as reinvestment of dividends:
Class A	750,825	15,032,163	435,713	7,493,384	1,392,098	18,215,336

Class B	21,547	429,723	16,993	293,774	97,440	1,279,543

Class C	41,223	824,765	27,024	465,915	118,114	1,534,272

Class R	66,319	1,331,109	35,145	604,870	102,126	1,303,477

Class Y	25,978	524,985	7,567	130,150	4,345	48,837

Investor Class	42,885	858,490	21,680	372,433	63,974	838,318

Institutional Class	293,339	5,885,857	124,206	2,134,473	190,172	2,444,994

Automatic conversion of Class B shares to Class A shares:
Class A	528,416	10,767,169	145,964	2,461,860	387,907	5,748,095

Class B	(526,230)	(10,767,169)	(145,350)	(2,461,860)	(386,193)	(5,748,095)

Reacquired:
Class A(b)	(18,536,821)	(374,144,446)	(10,524,679)	(175,792,786)	(20,054,124)	(283,170,297)

Class B	(463,526)	(9,302,428)	(304,902)	(5,080,944)	(1,126,323)	(16,148,691)

Class C	(1,281,397)	(25,930,386)	(687,329)	(11,514,143)	(1,710,149)	(24,145,575)

Class R	(1,550,516)	(31,241,871)	(689,272)	(11,497,448)	(1,230,190)	(17,189,266)

Class Y	(790,595)	(15,892,178)	(311,002)	(4,989,161)	(1,326,856)	(16,855,501)

Investor Class(b)	(948,861)	(19,320,988)	(398,521)	(6,731,039)	(1,079,431)	(16,451,518)

Institutional Class	(6,102,057)	(122,510,301)	(1,795,147)	(29,906,038)	(2,336,530)	(31,057,051)

Net increase in share activity	11,296,594	$230,161,358	11,569,761	$190,829,027	11,128,772	$145,646,604

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party

19        Invesco Real Estate Fund

record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	23,735	$468,522

Class A	(19,648)	(387,842)

Investor Class	(4,091)	(80,680)

NOTE 11—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen Real Estate Securities Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

NOTE 12—Distribution of Settled Enforcement Actions Related to Market Timing

  On May 23, 2008, the Securities and Exchange Commission (“SEC”) publicly posted its final approval of the Distribution Plan (“Distribution Plan”) for the distribution of monies placed into Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. (“IFG”) and the SEC. The Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The Distributions to eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds has commenced. The Distribution Plan includes a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. At this time, management of Invesco and the Fund are unable to estimate the residual distribution to the Fund, if any.

20        Invesco Real Estate Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$17.60	$0.17	$5.60	$5.77	$(0.34)	$—	$(0.34)	$23.03	33.11%	$1,109,689	1.30	%(d)	1.30	%(d)	0.88	%(d)	90%
Seven months ended 02/28/10	13.83	0.22	3.73	3.95	(0.18)	—	(0.18)	17.60	28.59	772,496	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.47	0.43	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Year ended 07/31/08	29.49	0.43	(1.60)	(1.17)	(0.57)	(5.28)	(5.85)	22.47	(4.31)	794,200	1.30		1.30		1.68		47
Year ended 07/31/07	32.65	0.38	0.76	1.14	(0.50)	(3.80)	(4.30)	29.49	1.98	994,153	1.26		1.42		1.09		51
Year ended 07/31/06	29.14	0.30	4.94	5.24	(0.42)	(1.31)	(1.73)	32.65	18.96	1,093,623	1.29		1.46		1.00		45

Class B
Year ended 02/28/11	17.66	0.03	5.62	5.65	(0.20)	—	(0.20)	23.11	32.17	42,219	2.05	(d)	2.05	(d)	0.13	(d)	90
Seven months ended 02/28/10	13.89	0.15	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.58	0.34	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Year ended 07/31/08	29.59	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.58	(5.00)	89,297	2.05		2.05		0.93		47
Year ended 07/31/07	32.75	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.59	1.19	160,917	2.01		2.17		0.34		51
Year ended 07/31/06	29.23	0.07	4.96	5.03	(0.20)	(1.31)	(1.51)	32.75	18.06	227,459	2.04		2.21		0.25		45

Class C
Year ended 02/28/11	17.61	0.03	5.60	5.63	(0.20)	—	(0.20)	23.04	32.14	126,377	2.05	(d)	2.05	(d)	0.13	(d)	90
Seven month ended 02/28/10	13.85	0.15	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.51	0.33	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Year ended 07/31/08	29.52	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.51	(5.02)	99,078	2.05		2.05		0.93		47
Year ended 07/31/07	32.68	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.52	1.20	150,854	2.01		2.17		0.34		51
Year ended 07/31/06	29.17	0.07	4.95	5.02	(0.20)	(1.31)	(1.51)	32.68	18.07	197,340	2.04		2.21		0.25		45

Class R
Year ended 02/28/11	17.61	0.13	5.60	5.73	(0.30)	—	(0.30)	23.04	32.77	137,923	1.55	(d)	1.55	(d)	0.63	(d)	90
Seven months ended 02/28/10	13.84	0.20	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(e)	1.58	(e)	2.08	(e)	32
Year ended 07/31/09	22.49	0.39	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Year ended 07/31/08	29.50	0.36	(1.58)	(1.22)	(0.51)	(5.28)	(5.79)	22.49	(4.52)	48,460	1.55		1.55		1.43		47
Year ended 07/31/07	32.66	0.29	0.76	1.05	(0.41)	(3.80)	(4.21)	29.50	1.71	35,660	1.51		1.67		0.84		51
Year ended 07/31/06	29.15	0.22	4.94	5.16	(0.34)	(1.31)	(1.65)	32.66	18.66	15,850	1.54		1.71		0.75		45

Class Y
Year ended 02/28/11	17.60	0.23	5.60	5.83	(0.39)	—	(0.39)	23.04	33.49	73,598	1.05	(d)	1.05	(d)	1.13	(d)	90
Seven months ended 02/28/10	13.83	0.25	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(e)	1.08	(e)	2.58	(e)	32
Year ended 07/31/09(f)	19.74	0.33	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(e)	1.25	(e)	3.21	(e)	74

Investor Class
Year ended 02/28/11	17.58	0.17	5.60	5.77	(0.34)	—	(0.34)	23.01	33.15	62,354	1.30	(d)	1.30	(d)	0.88	(d)	90
Seven months ended 02/28/10	13.82	0.22	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.45	0.43	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Year ended 07/31/08	29.46	0.43	(1.59)	(1.16)	(0.57)	(5.28)	(5.85)	22.45	(4.28)	33,708	1.30		1.30		1.68		47
Year ended 07/31/07	32.63	0.38	0.75	1.13	(0.50)	(3.80)	(4.30)	29.46	1.95	40,614	1.26		1.42		1.09		51
Year ended 07/31/06	29.12	0.30	4.94	5.24	(0.42)	(1.31)	(1.73)	32.63	18.99	43,684	1.27		1.44		1.02		45

Institutional Class
Year ended 02/28/11	17.61	0.26	5.60	5.86	(0.43)	—	(0.43)	23.04	33.67	388,557	0.89	(d)	0.89	(d)	1.29	(d)	90
Seven months ended 02/28/10	13.83	0.27	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(e)	0.85	(e)	2.81	(e)	32
Year ended 07/31/09	22.47	0.49	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Year ended 07/31/08	29.49	0.55	(1.59)	(1.04)	(0.70)	(5.28)	(5.98)	22.47	(3.84)	65,043	0.83		0.83		2.16		47
Year ended 07/31/07	32.66	0.53	0.75	1.28	(0.65)	(3.80)	(4.45)	29.49	2.41	66,979	0.80		0.96		1.55		51
Year ended 07/31/06	29.14	0.44	4.95	5.39	(0.56)	(1.31)	(1.87)	32.66	19.55	24,552	0.82		0.99		1.47		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $939,395, $43,984, $103,893, $106,104, $50,112, $52,425 and $318,119 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

21        Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Real Estate Fund (formerly known as AIM Real Estate Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

22        Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,186.20	$6.94	$1,018.45	$6.41	1.28%

B	1,000.00	1,181.70	10.98	1,014.73	10.14	2.03

C	1,000.00	1,181.80	10.98	1,014.73	10.14	2.03

R	1,000.00	1,184.70	8.29	1,017.21	7.65	1.53

Y	1,000.00	1,187.60	5.59	1,019.69	5.16	1.03

Investor	1,000.00	1,186.40	6.94	1,018.45	6.41	1.28

Institutional	1,000.00	1,188.70	4.88	1,020.33	4.51	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Real Estate Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

REA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ■ C: STBCX ■ R: STBRX ■ Y: STBYX ■ Institutional: ISTBX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
28	Financial Highlights
29	Auditor’s Report
30	Fund Expenses
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Short Term Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
     As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 28, 2011, Invesco Short Term Bond Fund, at net asset value (NAV), outperformed the Fund’s style-specific index, the Barclays Capital 1-3 Year Government/Credit Index, and underperformed its broad market benchmark, the Barclays Capital U.S. Aggregate Index. The Fund’s outperformance relative to its style-specific benchmark mainly was due to its overweight in investment grade corporate credit, out-of-index allocations to agency mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and an underweight position in government bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.87%

Class C Shares	2.49

Class R Shares	2.49

Class Y Shares	3.00

Institutional Class Shares	3.00

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.93

Barclays Capital 1-3 Year Government/Credit Index▼ (Style-Specific Index)	1.98

Lipper Short Investment Grade Debt Funds Index▼ (Peer Group Index)	3.80

▼	Lipper Inc.

How we invest
We invest primarily in investment grade fixed income securities represented by the sector categories within the Barclays Capital 1-3 Year Government/Credit Index. We also may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. Up to 15% of the total assets of the Fund may be invested in dollar-denominated foreign securities.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team.
We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7%, 2.6% and 3.1% for the first, second, third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the fiscal year to a rate of 8.9% nationwide as of February 2011.3
     While bond market volatility increased during the fiscal year, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total return for the 12 months ended February 28, 2011. Each of the major components

Portfolio Composition
By security type

Bonds & Notes	64.7%

U.S. Treasury Securities	15.4

Asset-Backed Securities	9.5

U.S. Government Sponsored
Mortgage-Backed Securities	5.8

U.S. Government Sponsored
Agency Securities	2.1

Municipal Obligations	0.3

Money Market Funds Plus
Other Assets Less Liabilities	2.2

Top 10 Fixed Income Issuers*

1.	U.S. Treasury	15.4%

2.	Federal National
	Mortgage Association	4.0

3.	Federal Home Loan Mortgage Corp.	2.4

4.	Citigroup Inc.	2.0

5.	Anheuser-Bush InBev Worldwide Inc.	1.4

6.	Morgan Stanley	1.4

7.	JPMorgan Chase & Co.	1.3

8.	GE Capital Credit Card Master
	Note Trust	1.3

9.	General Electric Capital Corp.	1.3

10.	National Rural Utilities
	Cooperative Finance Corp.	1.3

Total Net Assets	$393.1 million

Total Number of Holdings*	320
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Short Term Bond Fund

that make up the Barclays Capital U.S. Aggregate Index also recorded positive total returns for the period, including government and corporate bonds and MBS. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the period came to a close, turmoil in the Middle East and Africa had little impact on the fixed income market, causing only a slight widening in credit spreads.
     The Fund’s outperformance relative to its style-specific index was most heavily influenced by the timing and magnitude of our sector allocation decisions that emphasized corporate credit and underweighted government bonds. Versus the broad market index, sector allocation was the major cause of relative underperformance as the Fund held a proportionally lower weighting in structured securities sectors and higher allocations in government bonds.
     Sustained overweight sector allocations versus the style-specific index across investment grade corporate bonds, particularly in the financials, telecommunications/media/technology, utilities and consumer non-cyclical sectors, as well as smaller out-of-index allocations to agency MBS and CMOs, commercial MBS and select asset-backed securities (ABS) sub-sectors all benefited Fund performance. Concurrent underweight positioning in Treasuries and government-related sectors also proved beneficial as non-government bonds outperformed government bonds for the period.
     Security selection, except among financials, was advantageous throughout the portfolio and made a notable contribution to relative and absolute returns during the reporting period. Notable performance contributions from security selection within consumer non-cyclicals, basic industries/capital goods and transports were only slightly offset by the negative effects of security selection within the financials and utilities sectors.
     The Fund also can use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. Our duration positioning versus the style-specific benchmark was negative for Fund performance over the period. A sustained, longer-than-style-specific benchmark duration posture during much of the second half of 2010 was beneficial to relative returns during the third quarter as rates continued to decline. However, this was offset by the significant rise in rates during the fourth quarter of 2010. Yield curve positioning during the latter part of the fiscal year, when the Fund held a greater quantity of longer duration securities than the style-specific index, also had a slight negative effect on performance. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Effective April 8, 2011, after the close of the reporting period, Cynthia Brien left the management team.

5 Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 8/30/02, index data from 8/31/02

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable
sales charges

Class A Shares

Inception		2.04%

5	Years	1.71

1	Year	0.32

Class C Shares

Inception (8/30/02)		2.11%

5	Years	1.95

1	Year	2.49

Class R Shares

Inception		2.16%

5	Years	1.97

1	Year	2.49

Class Y Shares

Inception		2.26%

5	Years	2.21

1	Year	3.00

Institutional Class Shares

Inception		2.57%

5	Years	2.51

1	Year	3.00
Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception		2.00%

5	Years	1.68

1	Year	0.61

Class C Shares

Inception (8/30/02)		2.08%

5	Years	1.93

1	Year	2.92

Class R Shares

Inception		2.12%

5	Years	1.92

1	Year	2.80

Class Y Shares

Inception		2.22%

5	Years	2.15

1	Year	3.31

Institutional Class Shares

Inception		2.55%

5	Years	2.48

1	Year	3.43
shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class
shares was 0.68%, 0.93%, 0.93%, 0.43% and 0.43%, respectively.1, 2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 0.89%, 1.64%, 1.14%, 0.64% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower for Class A, Class R and Class Y shares. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower for Class C shares.

1	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2011. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information continued from page 8
attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years.

■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	STBAX
Class C Shares	STBCX
Class R Shares	STBRX
Class Y Shares	STBYX
Institutional Class Shares	ISTBX

8 Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

Bonds & Notes–64.68%
Aerospace & Defense–0.62%
Honeywell International Inc., Sr. Unsec. Notes, 3.88%, 02/15/14	$1,800,000	$1,925,357

Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	525,000	502,738

		2,428,095

Agricultural Products–0.77%
Corn Products International Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	3,000,000	3,009,339

Airlines–1.46%
American Airlines Pass Through Trust, Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs., 6.98%, 04/01/11	159,818	160,518

Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	1,500,000	1,552,500

Continental Airlines Inc., Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	1,500,000	1,503,750

Delta Air Lines, Inc., Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	1,350,000	1,388,812

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	1,052,531	1,121,603

		5,727,183

Automotive Retail–0.84%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	630,000	662,287

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	910,000	1,018,804

Sr. Unsec. Notes, 5.88%, 10/15/12	1,500,000	1,609,721

		3,290,812

Brewers–1.42%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 3.00%, 10/15/12	2,327,000	2,396,521

4.13%, 01/15/15	1,000,000	1,062,146

2.88%, 02/15/16	1,000,000	995,220

Sr. Unsec. Gtd. Notes, 7.20%, 01/15/14(b)	1,000,000	1,143,469

		5,597,356

Broadcasting–0.88%
CBS Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 08/15/12	16,000	16,876

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,765,000	1,949,713

Sr. Unsec. Notes, 6.75%, 03/15/11	1,500,000	1,503,354

		3,469,943

Cable & Satellite–1.27%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	4,500,000	4,972,500

Communications Equipment–0.82%
Motorola Solutions Inc., Sr. Unsec. Global Notes, 8.00%, 11/01/11	1,500,000	1,572,005

Sr. Unsec. Notes, 5.38%, 11/15/12	1,575,000	1,668,841

		3,240,846

Computer & Electronics Retail–0.26%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	920,000	1,017,448

Construction Materials–0.37%
CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	1,430,000	1,440,117

Consumer Finance–0.76%
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	2,595,000	2,554,807

SLM Corp., Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	410,000	426,795

		2,981,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Department Stores–0.79%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	$3,000,000	$3,105,000

Diversified Banks–7.83%
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	2,000,000	1,993,422

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,000,000	1,015,115

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 2.50%, 01/23/13	2,000,000	2,034,301

5.20%, 07/10/14	415,000	450,542

Unsec. Sub. Global Notes, 5.14%, 10/14/20	895,000	870,320

Groupe BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	1,300,000	1,294,540

HSBC Bank PLC (United Kingdom), Sr. Notes, 1.63%, 08/12/13(b)	2,500,000	2,501,163

HSBC Bank USA N.A., Sub. Global Notes, 4.88%, 08/24/20	250,000	245,698

ING Bank N.V. (Netherlands), Sr. Notes, 3.00%, 09/01/15(b)	780,000	763,816

Sr. Unsec. Notes, 2.65%, 01/14/13(b)	1,500,000	1,514,334

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	1,745,000	1,776,285

Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	1,000,000	1,009,999

Nordea Bank A.B. (Sweden), Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(b)	1,120,000	1,163,389

Pooled Funding Trust I, Sec. Gtd. Pass Through Ctfs., 2.74%, 02/15/12 (Acquired 02/04/09; Cost $1,999,700)(b)	2,000,000	2,038,702

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Floating Rate Medium-Term Notes, 0.45%, 10/28/11(b)(c)	1,100,000	1,100,096

Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	920,000	949,228

Sr. Unsec. Gtd. Medium-Term Notes, 1.50%, 03/30/12(b)	2,000,000	2,010,678

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Gtd. Notes, 2.99%, 10/07/13(b)	2,000,000	1,940,599

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,070,000	1,065,029

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	450,000	462,042

U.S. Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(c)	2,250,000	2,303,835

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	1,200,000	1,245,007

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	1,035,000	1,047,908

		30,796,048

Diversified Capital Markets–0.38%
UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.41%, 02/23/12(c)	1,500,000	1,512,504

Diversified Metals & Mining–0.79%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	2,050,000	2,272,297

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	700,000	847,795

		3,120,092

Diversified REIT’s–0.40%
Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 3.50%, 07/21/15(b)	1,560,000	1,553,225

Drug Retail–0.26%
CVS Caremark Corp., Sr. Unsec. Notes, 5.75%, 08/15/11	1,000,000	1,023,577

Electric Utilities–2.41%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	2,255,000	2,638,744

Enel Finance International N.V.(Luxembourg), Sr. Unsec. Gtd. Notes, 5.70%, 01/15/13(b)	2,000,000	2,120,670

3.88%, 10/07/14(b)	700,000	719,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Electric Utilities–(continued)

Southern Co., Sr. Unsec. Notes, 2.38%, 09/15/15	$1,150,000	$1,140,175

Southern Power Co., Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	2,645,000	2,860,413

		9,479,191

Environmental & Facilities Services–0.61%
Waste Management Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	2,215,000	2,396,361

Food Retail–0.80%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 6.20%, 06/15/12	1,500,000	1,599,026

WM Wrigley Jr. Co., Sr. Sec. Gtd. Notes, 3.70%, 06/30/14(b)	1,500,000	1,529,771

		3,128,797

Health Care Equipment–1.12%
Boston Scientific Corp., Sr. Unsec. Notes, 5.45%, 06/15/14	1,700,000	1,820,022

4.50%, 01/15/15	1,500,000	1,548,323

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	1,000,000	1,038,448

		4,406,793

Health Care Services–0.94%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	1,850,000	1,944,848

6.25%, 06/15/14	400,000	447,397

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	1,300,000	1,293,102

		3,685,347

Hotels, Resorts & Cruise Lines–0.30%
Marriott International Inc., Sr. Unsec. Notes, 4.63%, 06/15/12	824,000	854,697

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	300,000	333,750

		1,188,447

Housewares & Specialties–0.26%
Fortune Brands Inc., Sr. Unsec. Notes, 3.00%, 06/01/12	1,000,000	1,017,074

Industrial Conglomerates–2.10%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 4.63%, 09/11/15(b)	1,882,000	2,001,342

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%(b)(c)(d)	2,310,000	2,315,775

NBC Universal Media LLC, Sr. Unsec. Notes, 2.10%, 04/01/14(b)	3,000,000	2,985,319

Textron Inc., Sr. Unsec. Notes, 6.50%, 06/01/12	900,000	950,920

		8,253,356

Integrated Oil & Gas–1.94%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	1,500,000	1,638,140

Marathon Petroleum Corp., Sr. Unsec. Gtd. Notes, 3.50%, 03/01/16(b)	1,500,000	1,512,999

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 3.88%, 01/27/16	3,445,000	3,484,053

Shell International Finance B.V. (Finland), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	960,000	988,639

		7,623,831

Integrated Telecommunication Services–1.56%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	790,000	785,872

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes, 3.75%, 05/20/11	1,280,000	1,289,307

7.38%, 11/15/13	1,000,000	1,154,486

5.55%, 02/01/14	840,000	928,821

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 5.38%, 03/23/11	1,600,000	1,604,579

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	356,000	362,482

		6,125,547

Internet Retail–0.06%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/16	230,000	251,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–3.41%
Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	$1,420,000	$1,440,875

Sr. Unsec. Global Notes, 5.25%, 10/15/13	2,250,000	2,434,820

Jefferies Group Inc., Sr. Unsec. Notes, 3.88%, 11/09/15	2,000,000	2,003,748

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	500,000	510,653

Merrill Lynch & Co. Inc., Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	1,470,000	1,564,680

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	1,565,000	1,596,038

Sr. Unsec. Notes, 2.88%, 01/24/14	1,890,000	1,901,673

3.45%, 11/02/15	2,000,000	1,970,324

		13,422,811

Life & Health Insurance–1.42%
Monumental Global Funding II, Sr. Sec. Notes, 5.65%, 07/14/11(b)	720,000	729,065

New York Life Global Funding, Series 2003-1, Tranche 1, Sr. Sec. Medium-Term Notes, 5.38%, 09/15/13(b)	1,000,000	1,097,012

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,615,000	1,719,900

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes, 2.75%, 01/14/13	2,000,000	2,041,158

		5,587,135

Life Sciences Tools & Services–0.89%
Life Technologies Corp., Sr. Unsec. Notes, 3.38%, 03/01/13	1,900,000	1,954,146

Thermo Fisher Scientific Inc., Sr. Unsec. Notes, 2.05%, 02/21/14	1,525,000	1,541,567

		3,495,713

Managed Health Care–0.52%
UnitedHealth Group Inc., Sr. Unsec. Notes, 5.25%, 03/15/11	1,110,000	1,111,947

4.88%, 02/15/13	880,000	938,150

		2,050,097

Mortgage Backed Securities–0.11%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	403,015	423,658

Multi-Line Insurance–1.56%
American International Group Inc., Sr. Unsec. Global Notes, 3.65%, 01/15/14	1,940,000	1,992,063

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	1,267,000	1,336,667

Metropolitan Life Global Funding I, Sr. Sec. Notes, 5.13%, 11/09/11(b)	745,000	767,987

Sr. Sec. Floating Rate Notes, 0.70%, 07/13/11(b)(c)	1,000,000	1,000,205

Pricoa Global Funding I, Sr. Sec. Notes, 4.63%, 06/25/12(b)	1,000,000	1,043,590

		6,140,512

Multi-Utilities–0.83%
Dominion Resources Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	2,000,000	1,955,104

Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	1,164,000	1,301,313

		3,256,417

Office Electronics–0.98%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	2,570,000	2,639,053

4.25%, 02/15/15	1,140,000	1,203,970

		3,843,023

Office REIT’s–0.69%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/01/20	600,000	634,183

4.50%, 07/15/15	2,000,000	2,067,315

		2,701,498

Office Services & Supplies–0.77%
Steelcase Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	2,960,000	3,040,337

Oil & Gas Drilling–0.94%
Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	3,500,000	3,705,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–0.64%
EOG Resources Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	$1,050,000	$1,019,211

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	1,020,000	1,019,171

XTO Energy Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	440,000	494,989

		2,533,371

Oil & Gas Storage & Transportation–1.79%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 7.63%, 02/15/12	1,000,000	1,063,150

3.70%, 06/01/15	2,000,000	2,067,140

Spectra Energy Capital LLC, Sr. Unsec. Notes, 5.67%, 08/15/14	2,500,000	2,757,840

Transcontinental Gas Pipe Line Co. LLC, Series B, Sr. Unsec. Global Notes, 7.00%, 08/15/11	1,135,000	1,167,580

		7,055,710

Other Diversified Financial Services–7.10%
Bank of America Corp., Sr. Unsec. Global Notes, 3.70%, 09/01/15	2,000,000	2,021,576

6.50%, 08/01/16	165,000	185,075

Citigroup Inc., Sr. Unsec. Floating Rate Notes, 2.31%, 08/13/13(c)	2,000,000	2,044,383

Sr. Unsec. Global Notes, 5.10%, 09/29/11	1,390,000	1,425,887

6.01%, 01/15/15	1,000,000	1,099,703

Sr. Unsec. Notes, 4.75%, 05/19/15	3,000,000	3,172,305

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	880,000	928,540

Countrywide Home Loans Inc., Series L, Sr. Unsec. Gtd. Medium-Term Global Notes, 4.00%, 03/22/11	1,490,000	1,492,734

ERAC USA Finance LLC, Gtd. Notes, 2.25%, 01/10/14(b)	2,000,000	1,998,970

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	2,000,000	2,134,482

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	995,000	1,106,044

Sr Unsec. Medium-Term Notes, 1.88%, 09/16/13	3,000,000	3,009,012

Sr. Unsec. Medium-Term Global Notes, 2.80%, 01/08/13	1,000,000	1,026,837

JPMorgan Chase & Co., Floating Rate Medium-Term Notes, 0.96%, 02/26/13(c)	1,500,000	1,506,939

Sr. Unsec. Global Notes, 4.75%, 05/01/13	640,000	682,769

3.45%, 03/01/16	465,000	467,690

Unsec. Sub. Global Notes, 5.13%, 09/15/14	2,400,000	2,588,896

MassMutual Global Funding II, Sr. Sec. Notes, 3.63%, 07/16/12(b)	1,000,000	1,028,513

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39% (Acquired 12/07/04-12/01/06; Cost $519,125)(b)(c)(d)(e)	520,000	0

		27,920,355

Packaged Foods & Meats–0.62%
HJ Heinz Finance Co., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/12	1,250,000	1,317,830

Kraft Foods Inc., Sr. Unsec. Global Notes, 5.63%, 11/01/11	238,000	246,046

2.63%, 05/08/13	835,000	858,694

		2,422,570

Paper Packaging–0.24%
Bemis Co. Inc., Sr. Unsec. Notes, 5.65%, 08/01/14	860,000	939,886

Paper Products–0.54%
International Paper Co., Sr. Unsec. Global Notes, 7.95%, 06/15/18	1,750,000	2,136,879

Pharmaceuticals–0.29%
Abbott Laboratories, Sr. Unsec. Global Notes, 2.70%, 05/27/15	1,120,000	1,143,681

Publishing–0.10%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	400,000	410,125

Railroads–0.75%
CSX Corp., Sr. Unsec. Notes, 6.30%, 03/15/12	1,000,000	1,056,841

3.70%, 10/30/20	2,000,000	1,901,645

		2,958,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Regional Banks–1.63%
BB&T Corp., Series A, Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/16	$1,535,000	$1,536,566

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	2,745,000	2,843,788

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	2,000,000	2,007,500

		6,387,854

Soft Drinks–0.38%
Coca Cola Enterprises Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,500,000	1,482,629

Sovereign Debt–0.36%
Russian Foreign Bond (Russia), Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,400,000	1,402,625

Specialized Finance–2.29%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,840,000	1,861,199

NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	2,000,000	2,036,340

National Rural Utilities Cooperative Finance Corp., Sec. Collateral Trust Bonds, 1.13%, 11/01/13	2,300,000	2,285,576

Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	1,240,000	1,255,280

Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	1,500,000	1,540,139

		8,978,534

Specialized REIT’s–0.96%
HCP Inc., Sr. Unsec. Notes, 2.70%, 02/01/14	2,535,000	2,547,747

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,235,000	1,215,703

		3,763,450

Specialty Stores–0.40%
Staples Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/01/11	1,550,000	1,559,530

Steel–1.11%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	410,000	492,717

Sr. Unsec. Global Notes, 3.75%, 03/01/16	2,300,000	2,311,523

Sr. Unsec. Global Notes, 3.75%, 08/05/15	1,535,000	1,551,936

		4,356,176

Systems Software–0.29%
Symantec Corp., Sr. Unsec. Notes, 2.75%, 09/15/15	1,150,000	1,122,399

Tobacco–0.21%
Altria Group Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	800,000	834,465

Trading Companies & Distributors–0.14%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	530,000	555,598

Trucking–0.20%
Ryder System Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	775,000	789,053

Wireless Telecommunication Services–0.50%
Alltel Corp., Sr. Unsec. Global Notes, 7.00%, 07/01/12	265,000	285,952

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,090,000	1,138,234

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 5.50%, 06/15/11	540,000	547,589

		1,971,775

Total Bonds & Notes (Cost $250,809,806)		254,233,804

U.S. Treasury Securities–15.36%
U.S. Treasury Bills–0.13%
0.15%, 05/19/11(f)(g)	500,000	499,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Short Term Bond Fund

	Principal
	Amount	Value

U.S. Treasury Notes–15.23%
1.13%, 06/30/11	$3,600,000	$3,611,391

1.38%, 03/15/12	7,500,000	7,581,445

0.75%, 05/31/12(f)	20,625,000	20,723,291

1.75%, 08/15/12	22,100,000	22,516,102

1.38%, 09/15/12	5,000,000	5,066,797

3.50%, 05/15/20	365,000	371,045

		59,870,071

Total U.S. Treasury Securities (Cost $59,800,386)		60,369,933

Asset-Backed Securities–9.46%
BA Credit Card Trust, Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.57%, 09/15/15(c)	1,110,000	1,113,490

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.65%, 08/25/33(c)	551,550	563,967

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A3, Pass Through Ctfs., 4.55%, 06/11/41	388,682	395,803

Capital One Multi-Asset Execution Trust, Series 2006-C1, Class C, Floating Rate Pass Through Ctfs., 0.56%, 03/17/14(c)	1,770,000	1,767,424

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,230,000	1,316,237

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	545,000	548,199

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	2,150,000	2,197,360

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.41%, 08/25/34(c)	1,802,930	1,839,708

Commercial Mortgage Pass Through Ctfs., Series 2007-FL14, Class A1, Floating Rate Pass Through Ctfs., 0.36%, 06/15/22(b)	640,549	625,864

Commercial Mortgage Pass Through Ctfs., Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.76%, 07/16/34(b)(c)	2,237,276	2,233,970

Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	343,996	339,459

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.88%, 09/26/34(b)(c)	859,766	814,694

Credit Suisse Mortgage Capital Ctfs., Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37(b)	1,768,641	1,821,704

Discover Card Master Trust, Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.92%, 09/15/15(c)	1,500,000	1,511,383

FDIC Structured Sale Gtd. Notes, Series 2010-S1, Class 1A, Floating Rate Pass Through Ctfs., 0.81%, 02/25/48(b)(c)	1,530,257	1,531,969

GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2, Pass Through Ctfs., 6.53%, 05/15/33	171,234	171,107

GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, Pass Through Ctfs., 3.69%, 07/15/15	3,000,000	3,115,322

Series 2010-2, Class A, Pass Through Ctfs., 4.47%, 03/15/20	2,000,000	2,128,694

Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	710,419	717,610

LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A4, Pass Through Ctfs., 5.50%, 07/15/30	1,400,000	1,447,278

Morgan Stanley Capital I, Series 2005-T17, Class A4, Pass Through Ctfs., 4.52%, 12/13/41	711,532	721,735

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	721,246	762,424

PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, Pass Through Ctfs., 6.36%, 03/12/34	498,396	498,550

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.77%, 08/15/39(c)	1,850,000	1,931,539

USAA Auto Owner Trust, Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	773,206	781,044

Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, Variable Rate Pass Through Ctfs., 5.31%, 07/15/41(c)	2,505,000	2,706,134

WaMu Mortgage Trust, Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.72%, 08/25/33(c)	1,316,518	1,343,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.46%, 07/25/34(c)	$556,485	$577,926

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.74%, 12/25/34(c)	1,391,543	1,361,913

Series 2006-16, Class A12, Pass Through Ctfs., 5.00%, 11/25/36	289,511	290,475

Total Asset-Backed Securities (Cost $36,249,494)		37,176,231

U.S. Government Sponsored Mortgage-Backed Securities–5.80%
Collateralized Mortgage Obligations–0.36%
Freddie Mac REMICS, 5.00%, 01/15/13	1,351,515	1,402,211

Federal Home Loan Mortgage Corp. (FHLMC)–1.14%
Pass Through Ctfs., 8.00%, 11/20/12	40,181	41,017

9.00%, 05/01/15	109,081	122,226

7.50%, 06/01/16 to 07/01/24	304,383	330,559

7.00%, 12/01/16 to 10/01/34	1,214,884	1,389,972

6.00%, 02/01/17 to 03/01/23	1,343,709	1,460,274

8.50%, 02/01/19 to 08/17/26	803,057	944,236

6.50%, 12/01/35	161,313	182,706

		4,470,990

Federal National Mortgage Association (FNMA)–3.09%
Pass Through Ctfs., 7.50%, 02/01/15 to 02/01/31	921,256	1,061,817

7.00%, 04/01/15 to 08/01/36	6,138,375	6,975,413

8.50%, 09/01/15 to 07/01/30	471,330	550,295

6.50%, 11/01/16 to 10/01/35	1,759,442	1,962,629

8.00%, 09/01/17 to 08/01/32	1,184,848	1,370,968

9.00%, 02/01/21 to 01/01/30	171,123	197,292

10.00%, 05/01/26	12,774	12,888

		12,131,302

Government National Mortgage Association (GNMA)–1.21%
Pass Through Ctfs., 6.50%, 10/15/13 to 02/15/34	2,371,998	2,704,258

7.00%, 05/15/17 to 06/15/32	729,568	823,602

7.00%, 12/15/17(f)	373,632	407,703

6.00%, 06/15/18	317,598	346,050

7.75%, 11/15/19 to 02/15/21	199,929	229,568

7.50%, 12/20/25 to 07/15/32	129,751	150,597

8.50%, 07/20/27	96,067	114,703

		4,776,481

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $20,248,370)		22,780,984

U.S. Government Sponsored Agency Securities–2.15%
Federal Home Loan Mortgage Corp. (FHLMC)–1.29%
Unsec. Global Notes, 1.63%, 04/15/13	5,000,000	5,084,581

Federal National Mortgage Association (FNMA)–0.86%
Unsec. Global Notes, 2.63%, 11/20/14	3,270,000	3,372,947

Total U.S. Government Sponsored Agency Securities (Cost $8,245,800)		8,457,528

Municipal Obligations–0.32%
Kentucky (State of) Asset/Liability Commission; Series 2010, Taxable General Funding RN, 3.17%, 04/01/18 (Cost $1,295,000)	1,295,000	1,275,057

	Shares
Money Market Funds–2.09%
Liquid Assets Portfolio–Institutional Class(h)	4,112,503	4,112,503

Premier Portfolio–Institutional Class(h)	4,112,503	4,112,503

Total Money Market Funds (Cost $8,225,006)		8,225,006

TOTAL INVESTMENTS–99.86% (Cost $384,873,862)		392,518,543

OTHER ASSETS LESS LIABILITIES–0.14%		543,499

NET ASSETS–100.00%		$393,062,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Short Term Bond Fund

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $60,191,297, which represented 15.31% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 represented 0.00% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $376,648,856)	$384,293,537

Investments in affiliated money market funds, at value and cost	8,225,006

Total investments, at value (Cost $384,873,862)	392,518,543

Cash	26,735

Receivable for:
Investments sold	61,869

Fund shares sold	5,168,694

Dividends and interest	3,202,334

Fund expenses absorbed	130,389

Principal paydowns	82,978

Investment for trustee deferred compensation and retirement plans	18,433

Prepaid expenses	21,852

Total assets	401,231,827

Liabilities:
Payable for:
Investments purchased	4,788,745

Fund shares reacquired	2,832,423

Dividends	109,651

Variation margin	41,979

Accrued fees to affiliates	288,727

Accrued other operating expenses	64,616

Trustee deferred compensation and retirement plans	43,644

Total liabilities	8,169,785

Net assets applicable to shares outstanding	$393,062,042

Net assets consist of:
Shares of beneficial interest	$422,711,478

Undistributed net investment income	181,643

Undistributed net realized gain (loss)	(37,431,476)

Unrealized appreciation	7,600,397

$393,062,042

Net Assets:
Class A	$113,103,090

Class C	$246,939,882

Class R	$2,588,375

Class Y	$12,949,541

Institutional Class	$17,481,154

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	12,975,842

Class C	28,338,222

Class R	296,532

Class Y	1,485,199

Institutional Class	2,003,898

Class A:
Net asset value per share	$8.72

Maximum offering price per share (Net asset value of $8.72 divided by 97.50%)	$8.94

Class C:
Net asset value and offering price per share	$8.71

Class R:
Net asset value and offering price per share	$8.73

Class Y:
Net asset value and offering price per share	$8.72

Institutional Class:
Net asset value and offering price per share	$8.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$10,396,463

Dividends from affiliated money market funds	30,389

Total investment income	10,426,852

Expenses:
Advisory fees	1,193,424

Administrative services fees	118,425

Custodian fees	20,376

Distribution fees:
Class A	246,033

Class C	1,846,679

Class R	13,350

Transfer agent fees — A, C, R and Y	301,210

Transfer agent fees — Institutional	1,455

Trustees’ and officers’ fees and benefits	24,295

Other	183,521

Total expenses	3,948,768

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,399,149)

Net expenses	2,549,619

Net investment income	7,877,233

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,833,766

Futures contracts	(1,430,669)

403,097

Change in net unrealized appreciation (depreciation) of:
Investment securities	335,561

Futures contracts	(62,264)

273,297

Net realized and unrealized gain	676,394

Net increase in net assets resulting from operations	$8,553,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$7,877,233	$4,037,994	$9,954,587

Net realized gain (loss)	403,097	(339,842)	(29,089,338)

Change in net unrealized appreciation	273,297	3,521,129	9,591,001

Net increase in net assets resulting from operations	8,553,627	7,219,281	(9,543,750)

Distributions to shareholders from net investment income:
Class A	(2,316,340)	(1,190,936)	(2,655,087)

Class C	(3,856,325)	(1,446,593)	(3,615,726)

Class R	(56,207)	(36,066)	(78,880)

Class Y	(320,368)	(69,197)	(44,497)

Institutional Class	(1,108,288)	(1,219,462)	(4,113,664)

Total distributions from net investment income	(7,657,528)	(3,962,254)	(10,507,854)

Share transactions–net:
Class A	32,541,583	35,591,772	2,997,207

Class C	142,864,990	35,651,970	(1,231,763)

Class R	491,792	412,029	466,881

Class Y	4,782,249	5,530,303	2,526,786

Institutional Class	(35,485,420)	(9,392,105)	(8,073,023)

Net increase (decrease) in net assets resulting from share transactions	145,195,194	67,793,969	(3,313,912)

Net increase (decrease) in net assets	146,091,293	71,050,996	(23,365,516)

Net assets:
Beginning of year	246,970,749	175,919,753	199,285,269

End of year (includes undistributed net investment income of $181,643, $58,566 and $164,766, respectively)	$393,062,042	$246,970,749	$175,919,753

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

20        Invesco Short Term Bond Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

21        Invesco Short Term Bond Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.35%

Next $500 million	0.325%

Next $1.5 billion	0.30%

Next $2.5 billion	0.29%

Over $5 billion	0.28%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

22        Invesco Short Term Bond Fund

  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.66%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2011.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees $172,782 and reimbursed class level expenses of $99,286, $186,306, $2,694, $12,433 and $1,455 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $175.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IDI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least June 30, 2011. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. For the year ended February 28, 2011, fees incurred after fee waivers for Class C shares were $923,340.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $46,694 in front-end sales commissions from the sale of Class A shares and $25,429 and $34,152 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

23        Invesco Short Term Bond Fund

  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$8,225,006	$—	$—	$8,225,006

U.S. Treasury Securities	—	60,369,933	—	60,369,933

U.S. Government Sponsored Securities	—	31,238,512	—	31,238,512

Corporate Debt Securities	—	254,233,804	0	254,233,804

Asset Backed Securities	—	37,176,231	—	37,176,231

Municipal Obligations	—	1,275,057	—	1,275,057

	$8,225,006	$384,293,537	$—	$392,518,543

Futures*	(44,284)	—	—	(44,284)

Total Investments	$8,180,722	$384,293,537	$—	$392,474,259

*	Unrealized appreciation/depreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$52,048	$(96,332)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended February 28, 2011

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss) Interest rate risk	$(1,430,669)

Change in Unrealized Appreciation (Depreciation) Interest rate risk	(62,264)

Total	$(1,492,933)

*	The average notional value of futures outstanding during the period was $118,596,706.

Open Futures Contracts
				Unrealized
	Number of	Month/	Notional	Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	210	June-2011/Long	$45,842,344	$52,048

U.S. Treasury 5 Year Notes	318	June-2011/Short	(37,186,125)	(75,214)

U.S. Treasury 10 Year Notes	218	June-2011/Short	(25,952,219)	(18,430)

U.S. Long Bond Future	11	June-2011/Short	(1,323,781)	(2,688)

Subtotal				$(96,332)

Total				$(44,284)

24        Invesco Short Term Bond Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $678.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $3,233 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011 and the Period August 1, 2009 to February 28,2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$7,657,528	$3,962,254	$10,507,854

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$223,090

Net unrealized appreciation — investments	7,644,681

Temporary book/tax differences	(41,447)

Capital loss carryforward	(37,475,760)

Shares of beneficial interest	422,711,478

Total net assets	$393,062,042

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

25        Invesco Short Term Bond Fund

  The Fund utilized $316,147 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$1,492,025

February 28, 2013	1,424,485

February 28, 2014	3,488,405

February 28, 2015	1,556,368

February 28, 2016	769,668

February 28, 2017	6,024,907

February 28, 2018	22,719,902

Total capital loss carryforward	$37,475,760

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $276,753,647 and $143,749,772, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$8,891,365

Aggregate unrealized (depreciation) of investment securities	(1,246,684)

Net unrealized appreciation of investment securities	$7,644,681

Investments have the same cost for tax and investment purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2011, undistributed net investment income was decreased by $96,628 and undistributed net realized gain (loss) was increased by $96,628. This reclassification had no effect on the net assets of the Fund.

26        Invesco Short Term Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	16,005,428	$139,384,726	7,170,413	$61,866,056	4,758,262	$41,424,292

Class C	34,478,678	300,402,608	6,528,802	56,385,201	3,395,383	29,367,443

Class R	291,352	2,538,851	110,602	954,637	196,888	1,698,361

Class Y(b)	1,928,182	16,793,732	666,975	5,777,925	600,759	5,079,803

Institutional Class	969,173	8,429,810	477,428	4,129,829	1,118,346	9,641,030

Issued as reinvestment of dividends:
Class A	218,413	1,903,069	113,400	979,422	243,726	2,104,428

Class C	367,730	3,203,151	139,849	1,207,318	344,848	2,983,934

Class R	6,331	55,224	4,143	35,807	9,167	79,298

Class Y	28,208	245,843	5,993	51,771	3,601	30,691

Institutional Class	123,363	1,074,950	141,245	1,219,230	475,263	4,113,635

Reacquired:
Class A(b)	(12,489,029)	(108,746,212)	(3,155,334)	(27,253,706)	(4,704,836)	(40,531,513)

Class C	(18,461,951)	(160,740,769)	(2,540,827)	(21,940,549)	(3,865,932)	(33,583,140)

Class R	(240,970)	(2,102,283)	(66,868)	(578,415)	(152,064)	(1,310,778)

Class Y	(1,407,254)	(12,257,326)	(34,653)	(299,393)	(306,612)	(2,583,708)

Institutional Class	(5,155,428)	(44,990,180)	(1,706,982)	(14,741,164)	(2,540,904)	(21,827,688)

Net increase (decrease) in share activity	16,662,226	$145,195,194	7,854,186	$67,793,969	(424,105)	$(3,313,912)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	70,239	$618,805

Class A	(70,239)	(618,805)

27        Invesco Short Term Bond Fund

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund (the “Target Funds”) in exchange for shares of the Fund.
  The Target Funds’ shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Funds will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Funds and the Target Funds will liquidate and cease operations.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/28/11	$8.68	$0.21	(c)	$0.04	$0.25	$(0.21)	$8.72	2.87%	$113,103	0.65	%(d)	0.80	%(d)	2.41	%(d)	48%
Seven months ended 02/28/10	8.55	0.17	(c)	0.13	0.30	(0.17)	8.68	3.52	80,252	0.65	(f)	0.87	(f)	3.35	(f)	48
Year ended 07/31/09	9.48	0.48	(c)	(0.90)	(0.42)	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Year ended 07/31/08	9.75	0.56	(c)	(0.26)	0.30	(0.57)	9.48	3.18	45,674	0.86		0.94		5.87		73
Year ended 07/31/07	9.80	0.51		(0.04)	0.47	(0.52)	9.75	4.84	28,663	0.86		0.98		5.14		101
Year ended 07/31/06	9.93	0.40		(0.12)	0.28	(0.41)	9.80	2.92	32,851	0.86		0.98		4.04		82

Class C
Year ended 02/28/11	8.68	0.19	(c)	0.02	0.21	(0.18)	8.71	2.49	246,940	0.90	(d)	1.55	(d)	2.16	(d)	48
Seven months ended 02/28/10	8.54	0.16	(c)	0.14	0.30	(0.16)	8.68	3.50	103,785	0.90	(f)	1.62	(f)	3.10	(f)	48
Year ended 07/31/09	9.48	0.46	(c)	(0.91)	(0.45)	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Year ended 07/31/08	9.75	0.54	(c)	(0.26)	0.28	(0.55)	9.48	2.93	75,404	1.11		1.69		5.62		73
Year ended 07/31/07	9.80	0.48		(0.04)	0.44	(0.49)	9.75	4.59	83,869	1.11		1.73		4.89		101
Year ended 07/31/06	9.93	0.38		(0.13)	0.25	(0.38)	9.80	2.61	109,622	1.17		1.73		3.73		82

Class R
Year ended 02/28/11	8.70	0.19	(c)	0.02	0.21	(0.18)	8.73	2.49	2,588	0.90	(d)	1.05	(d)	2.16	(d)	48
Seven months ended 02/28/10	8.56	0.16	(c)	0.14	0.30	(0.16)	8.70	3.49	2,086	0.90	(f)	1.12	(f)	3.10	(f)	48
Year ended 07/31/09	9.50	0.46	(c)	(0.91)	(0.45)	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Year ended 07/31/08	9.77	0.54	(c)	(0.26)	0.28	(0.55)	9.50	2.94	1,310	1.11		1.19		5.62		73
Year ended 07/31/07	9.82	0.48		(0.04)	0.44	(0.49)	9.77	4.59	621	1.11		1.23		4.89		101
Year ended 07/31/06	9.94	0.37		(0.10)	0.27	(0.39)	9.82	2.77	477	1.11		1.23		3.79		82

Class Y
Year ended 02/28/11	8.69	0.23	(c)	0.03	0.26	(0.23)	8.72	3.00	12,950	0.40	(d)	0.55	(d)	2.66	(d)	48
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	8,132	0.40	(f)	0.62	(f)	3.60	(f)	48
Year ended 07/31/09(e)	8.81	0.41	(c)	(0.28)	0.13	(0.39)	8.55	1.62	2,545	0.51	(f)	0.75	(f)	5.86	(f)	123

Institutional Class
Year ended 02/28/11	8.69	0.23	(c)	0.03	0.26	(0.23)	8.72	3.00	17,481	0.40	(d)	0.45	(d)	2.66	(d)	48
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	52,716	0.40	(f)	0.49	(f)	3.60	(f)	48
Year ended 07/31/09	9.49	0.51	(c)	(0.92)	(0.41)	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Year ended 07/31/08	9.76	0.60	(c)	(0.27)	0.33	(0.60)	9.49	3.51	76,898	0.55		0.55		6.18		73
Year ended 07/31/07	9.81	0.53		(0.04)	0.49	(0.54)	9.76	5.13	67,467	0.58		0.58		5.42		101
Year ended 07/31/06	9.93	0.42		(0.10)	0.32	(0.44)	9.81	3.31	51,975	0.58		0.58		4.32		82

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $98,413, $184,668, $2,670, $12,324 and $42,903 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

28        Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Term Bond Fund (formerly known as AIM Short Term Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

29        Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,011.60	$3.24	$1,021.57	$3.25	0.65%

C	1,000.00	1,010.40	4.48	1,020.33	4.50	0.90

R	1,000.00	1,010.40	4.48	1,020.33	4.50	0.90

Y	1,000.00	1,012.90	1.99	1,022.81	2.00	0.40

Institutional	1,000.00	1,012.90	1.99	1,022.82	2.00	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30        Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	7.47%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Short Term Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

STB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco U.S. Government Fund
Nasdaq:
A: AGOVX ▪ B: AGVBX ▪ C: AGVCX ▪ R: AGVRX ▪ Y: AGVYX
Investor: AGIVX ▪ Institutional: AGOIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco U.S. Government Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2011, Class A shares of Invesco U.S. Government Fund, at net asset value (NAV), underperformed the Fund’s style-specific index, the Barclays Capital U.S. Government Index, and its broad market index, the Barclays Capital U.S. Aggregate Index. The Fund’s underperformance versus its style-specific index mainly was due to its duration positioning and, to a smaller extent, yield curve positioning. Underperformance relative to the Fund’s broad market index can be attributed the Fund’s restriction from buying many of the asset classes in the Barclays Capital U.S. Aggregate Index that outperformed government securities for the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.04%

Class B Shares	2.27

Class C Shares	2.39

Class R Shares	2.90

Class Y Shares	3.42

Investor Class Shares	3.16

Institutional Class Shares	3.41

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.93

Barclays Capital U.S. Government Index▼ (Style-Specific Index)	3.53

Lipper Intermediate U.S. Government Funds Index▼ (Peer Group Index)	4.69

▼	Lipper Inc.

How we invest
We invest primarily in U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies and instrumentalities. The Fund may use enhanced investment techniques such as derivatives, including Treasury futures and options on Treasury futures, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities (MBS).
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to achieve a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis of individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Working closely with sector specialists and traders we determine the timing and amount of each “alpha” decision to use in the portfolio.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7%, 2.6% and 3.1% for the first, second, third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the fiscal year to a rate of 8.9% nationwide as of February 2010.3
     While bond market volatility increased during the fiscal year, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive total return for the 12 months ended February 28,

Portfolio Composition
By security type

U.S. Government Sponsored
Mortgage-Backed Securities	65.9%

U.S. Treasury Securities	14.9

U.S. Government Sponsored
Agency Securities	14.2

Foreign Bonds	1.6

Money Market Funds Plus
Other Assets Less Liabilities	3.4

Top 10 Fixed Income Issuers*

1.	Federal National
	Mortgage Association	21.8%

2.	Freddie Mac REMICs	21.4

3.	U.S. Treasury Notes	14.4

4.	Federal Home Loan Mortgage Corp.	7.4

5.	Fannie Mae REMICs	6.9

6.	Federal Farm Credit Bank	6.7

7.	Ginnie Mae REMICs	6.4

8.	Government National
	Mortgage Association	5.2

9.	Federal Home Loan Bank	1.9

10.	Fannie Mae Grantor Trust	1.6

Total Net Assets	$525.9 million

Total Number of Holdings*	577
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4 Invesco U.S. Government Fund

2011. Each of the major components that make up the Barclays Capital U.S. Aggregate Index also recorded positive total returns for the period, including government and corporate bonds and MBS. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In May and October of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the period came to a close, turmoil in the Middle East and Africa had little impact on the fixed income market, causing only a slight widening in credit spreads.
     Sector allocation was the most influential factor affecting Fund performance on an absolute basis and relative to the style-specific benchmark. Overall, sector decisions were beneficial to relative Fund performance as we remained underweight in Treasuries and agency debentures, in favor of relative value present in out-of-benchmark allocations to agency MBS passthroughs, collateralized mortgage obligations (CMOs) and the TBA market for agency MBS.
     Among agency MBS, we favored premium (high) coupon conventional 15-year and 30-year securities, which proved beneficial for Fund performance as these were among the best-performing agency MBS for the period. Additionally, the use of Treasury futures paired with short agency CMOs in lieu of cash Treasuries and agency debentures contributed to absolute and relative performance. We actively seek opportunities to invest cash in high quality, low-duration assets (short agency CMOs, for instance) whose yields top comparable government securities, and use Treasury futures as a more economically efficient means to benefit from the duration of cash bonds, without actually owning them.
     The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.
     The Fund can use active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations. Our duration positioning versus the style-specific index was slightly long, on average, and the cumulative effect of our variance from benchmark duration detracted from Fund performance as interest rates rose near the end of the reporting period. Yield curve positioning was, on average, overweight in the six-month area of the curve, where yields rose, and underweight in the two- to 10- year maturity range, where yields fell the most. This positioning had a negative effect on relative performance. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     We thank you for your investment in Invesco U.S. Government Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University. He is a member of the CFA Institute.

Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

5 Invesco U.S. Government Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 4/28/87, index data from 4/30/87

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)		5.76%

10	Years	4.00

5	Years	4.09

1	Year	-1.81

Class B Shares

Inception (9/7/93)		4.50%

10	Years	3.88

5	Years	3.98

1	Year	-2.73

Class C Shares

Inception (8/4/97)		4.11%

10	Years	3.73

5	Years	4.32

1	Year	1.39

Class R Shares

10	Years	4.26%

5	Years	4.84

1	Year	2.90

Class Y Shares

10	Years	4.58%

5	Years	5.25

1	Year	3.42

Investor Class Shares

10	Years	4.54%

5	Years	5.13

1	Year	3.16

Institutional Class Shares

10	Years	4.80%

5	Years	5.58

1	Year	3.41
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)		5.81%

10	Years	4.19

5	Years	4.16

1	Year	0.31

Class B Shares

Inception (9/7/93)		4.55%

10	Years	4.08

5	Years	4.05

1	Year	-0.45

Class C Shares

Inception (8/4/97)		4.16%

10	Years	3.93

5	Years	4.37

1	Year	3.44

Class R Shares

10	Years	4.45%

5	Years	4.91

1	Year	5.07

Class Y Shares

10	Years	4.75%

5	Years	5.29

1	Year	5.48

Investor Class Shares

10	Years	4.73%

5	Years	5.20

1	Year	5.34

Institutional Class Shares

10	Years	4.98%

5	Years	5.66

1	Year	5.59
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.04%, 1.79%, 1.79%, 1.29%, 0.79%, 1.04% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

■	Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise;
conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Limited number of holdings risk. The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.

■	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate U.S. government funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGOVX
Class B Shares	AGVBX
Class C Shares	AGVCX
Class R Shares	AGVRX
Class Y Shares	AGVYX
Investor Class Shares	AGIVX
Institutional Class Shares	AGOIX

8 Invesco U.S. Government Fund

Schedule of Investments

February 28, 2011

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–65.86%
Collateralized Mortgage Obligations–36.93%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$8,000,000	$8,415,741

Fannie Mae REMICs,
4.00%, 09/25/16 to 02/25/40	4,491,477	4,647,061

4.50%, 11/25/16 to 05/25/29	7,017,027	7,324,593

5.00%, 02/25/17 to 05/25/30	4,066,603	4,266,551

5.50%, 04/25/17 to 04/25/30	2,877,165	2,926,209

4.25%, 12/25/19 to 06/25/22	4,346,395	4,571,527

6.00%, 01/25/29 to 10/25/33	1,533,325	1,536,976

3.50%, 12/25/31	2,303,817	2,399,785

0.56%, 05/25/36(a)	5,652,221	5,655,227

6.58%, 06/25/39(a)	2,636,708	2,996,752

Federal Home Loan Bank,
4.55%, 04/27/12	488,874	508,902

5.27%, 12/28/12	2,602,418	2,745,665

Freddie Mac REMICs,
6.75%, 06/15/11	1,279	1,285

5.25%, 08/15/11 to 08/15/32	5,937,232	6,235,021

5.38%, 08/15/11 to 09/15/11	961,263	974,133

3.88%, 12/15/12	151,215	153,374

4.50%, 12/15/15 to 04/15/31	11,522,215	11,948,947

3.50%, 06/15/16 to 12/15/27	10,059,489	10,291,257

4.00%, 02/15/17 to 02/15/30	21,176,931	22,169,828

5.00%, 09/15/17 to 11/15/32	17,029,716	17,530,991

3.75%, 10/15/18	4,047,332	4,222,333

5.50%, 05/15/26 to 09/15/30	6,674,570	6,805,766

6.00%, 06/15/27 to 09/15/29	7,017,787	7,124,099

0.67%, 04/15/28 to 06/15/37(a)	9,079,825	9,093,469

0.57%, 03/15/36(a)	5,527,005	5,530,005

0.61%, 11/15/36(a)	6,842,431	6,819,740

1.13%, 11/15/39(a)	3,425,588	3,462,895

Ginnie Mae REMICs,
5.00%, 06/20/24 to 02/20/30	1,550,000	1,586,232

5.50%, 04/16/31	1,938,369	1,982,388

4.50%, 05/20/33 to 08/20/35	15,679,091	16,451,220

5.77%, 08/20/34(a)	1,905,186	2,080,690

4.00%, 03/20/36 to 02/20/38	11,203,339	11,709,548

		194,168,210

Federal Home Loan Mortgage Corp. (FHLMC)–7.43%
Pass Through Ctfs.,
7.00%, 04/01/11 to 03/01/36	4,210,185	4,758,330

12.00%, 02/01/13	130	132

6.50%, 04/01/15 to 02/01/35	5,374,108	5,944,787

8.00%, 12/01/15 to 02/01/35	7,478,476	8,836,402

10.00%, 02/01/16 to 04/01/20	262,320	300,123

6.00%, 06/01/17 to 05/01/33	4,893,935	5,390,348

10.50%, 08/01/19 to 01/01/21	48,801	55,474

4.50%, 09/01/20	3,593,663	3,795,807

8.50%, 09/01/20 to 05/01/26	140,525	163,594

9.50%, 11/01/20 to 04/01/25	225,419	263,111

9.00%, 06/01/21 to 04/01/25	911,537	1,042,539

7.05%, 05/20/27	529,414	601,188

7.50%, 09/01/30 to 05/01/34	5,794,551	6,759,131

6.03%, 10/20/30	1,034,913	1,156,290

		39,067,256

Federal National Mortgage Association (FNMA)–16.27%
Pass Through Ctfs.,
5.00%, 01/01/17 to 04/01/23	10,172,202	10,833,840

7.00%, 05/01/11 to 06/01/36	12,619,764	14,406,817

7.50%, 05/01/11 to 08/01/36	7,927,545	9,179,220

8.00%, 02/01/12 to 12/01/36	7,456,690	8,694,285

8.50%, 06/01/12 to 08/01/37	4,272,635	5,053,761

6.00%, 10/01/13 to 04/01/24	2,134,586	2,339,190

6.50%, 06/01/14 to 09/01/34	6,227,262	6,939,703

9.50%, 07/01/16 to 08/01/22	44,092	50,503

9.00%, 12/01/16	77,001	88,084

4.50%, 09/01/18 to 11/01/21	24,055,333	25,457,786

10.00%, 12/20/19 to 12/20/21	252,070	284,136

5.50%, 03/01/21 to 10/01/22	587,649	634,482

6.75%, 07/01/24	1,022,597	1,159,198

10.26%, 04/20/25	126,794	142,203

6.95%, 07/01/25 to 09/01/26	268,291	309,151

		85,572,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Government Fund

	Principal
	Amount	Value

Government National Mortgage Association (GNMA)–5.23%
Pass Through Ctfs.,
13.50%, 05/15/11 to 10/15/12	$3,712	$3,748

7.00%, 08/20/12 to 12/15/36	2,330,457	2,688,132

12.00%, 02/15/13 to 07/15/15	12,023	12,561

13.00%, 10/15/14 to 12/15/14	25,500	25,760

11.00%, 09/15/15	410	415

10.50%, 02/15/16	2,637	2,664

10.00%, 06/15/16 to 07/15/24	406,162	451,536

8.50%, 09/20/16 to 01/15/37	151,881	174,313

9.00%, 10/15/16 to 04/15/21	32,030	35,697

8.75%, 10/20/16	33,279	37,285

8.00%, 03/20/17 to 08/15/36	2,956,895	3,501,380

9.50%, 08/15/17 to 03/15/23	152,854	178,787

6.50%, 09/15/17 to 09/15/34	6,735,927	7,588,105

6.95%, 07/20/25 to 11/20/26	1,083,961	1,240,485

7.50%, 03/15/26 to 10/15/35	3,067,631	3,606,219

6.00%, 12/15/28 to 08/15/33	2,497,554	2,764,765

7.00%, 06/15/32 to 10/20/35(b)	148,599	169,712

6.00%, 11/15/32 to 07/15/33(b)	118,755	131,455

6.10%, 12/20/33	4,245,902	4,879,113

		27,492,132

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $337,049,639)		346,299,957

U.S. Treasury Securities–14.90%
U.S. Treasury Notes–14.37%
2.50%, 04/30/15	6,000,000	6,183,750

4.50%, 02/15/16	7,000,000	7,797,344

2.75%, 05/31/17	6,000,000	6,056,250

2.38%, 07/31/17	20,000,000	19,675,000

3.13%, 05/15/19(b)	15,000,000	15,049,219

3.50%, 05/15/20	14,000,000	14,231,875

2.63%, 08/15/20	7,000,000	6,582,187

		75,575,625

U.S. Treasury Bonds–0.53%
4.25%, 05/15/39	2,900,000	2,790,797

Total U.S. Treasury Securities (Cost $79,775,735)		78,366,422

U.S. Government Sponsored Agency Securities–14.18%
Federal Agricultural Mortgage Corp.–0.66%
Unsec. Notes, 1.25%, 12/06/13	3,500,000	3,467,792

Federal Farm Credit Bank (FFCB)–6.72%
Bonds,
3.00%, 09/22/14	3,600,000	3,768,193

5.75%, 01/18/22	16,000,000	16,545,714

Global Bonds, 1.38%, 06/25/13	7,000,000	7,062,832

Medium-Term Notes, 5.75%, 12/07/28	7,000,000	7,980,296

		35,357,035

Federal Home Loan Bank (FHLB)–1.24%
Unsec. Bonds, 5.45%, 04/15/11	2,922,684	2,940,850

Unsec. Global Bonds, 1.63%, 03/20/13	3,500,000	3,559,587

		6,500,437

Federal National Mortgage Association (FNMA)–5.56%
Unsec. Global Notes,
0.38%, 12/28/12	3,000,000	2,982,267

0.75%, 12/18/13	2,500,000	2,466,173

2.50%, 05/15/14	10,000,000	10,326,285

3.00%, 09/16/14	5,400,000	5,646,716

1.63%, 10/26/15	6,000,000	5,848,312

5.25%, 09/15/16	1,750,000	1,989,162

		29,258,915

Total U.S. Government Sponsored Agency Securities (Cost $72,738,760)		74,584,179

Foreign Bonds–1.62%
Sovereign Debt–0.45%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Bonds, 5.13%, 11/01/24	2,200,000	2,400,210

Collateralized Mortgage Obligations–1.17%
La Hipotecaria S.A.,–Series 2010-1 GA, Class A, Floating Rate Pass Through Ctfs. 3.75%, 09/08/39(a)(c)	5,979,991	6,136,966

Total Foreign Bonds (Cost $8,394,088)		8,537,176

	Shares
Money Market Funds–2.01%
Government & Agency Portfolio–Institutional Class (Cost $10,549,332)(d)	$10,549,332	10,549,332

TOTAL INVESTMENTS–98.57% (Cost $508,507,554)		518,337,066

OTHER ASSETS LESS LIABILITIES–1.43%		7,524,160

NET ASSETS–100.00%		$525,861,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Government Fund

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2011 represented 1.17% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $497,958,222)	$507,787,734

Investments in affiliated money market funds, at value and cost	10,549,332

Total investments, at value (Cost $508,507,554)	518,337,066

Cash	69,606

Receivable for:
Variation margin	213,477

Fund shares sold	6,604,638

Dividends and interest	2,397,298

Principal paydowns	34,305

Investment for trustee deferred compensation and retirement plans	67,549

Other assets	40,216

Total assets	527,764,155

Liabilities:
Payable for:
Fund shares reacquired	1,156,977

Dividends	128,515

Accrued fees to affiliates	362,178

Accrued other operating expenses	104,997

Trustee deferred compensation and retirement plans	150,262

Total liabilities	1,902,929

Net assets applicable to shares outstanding	$525,861,226

Net assets consist of:
Shares of beneficial interest	$569,737,645

Undistributed net investment income	45,958

Undistributed net realized gain (loss)	(54,633,410)

Unrealized appreciation	10,711,033

$525,861,226

Net Assets:
Class A	$291,337,550

Class B	$45,597,333

Class C	$53,323,089

Class R	$16,998,730

Class Y	$9,366,441

Investor Class	$102,784,106

Institutional Class	$6,453,977

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	32,685,122

Class B	5,098,061

Class C	5,988,013

Class R	1,905,842

Class Y	1,050,000

Investor Class	11,526,400

Institutional Class	724,008

Class A:
Net asset value per share	$8.91

Maximum offering price per share
(Net asset value of $8.91 divided by 95.25%)	$9.35

Class B:
Net asset value and offering price per share	$8.94

Class C:
Net asset value and offering price per share	$8.90

Class R:
Net asset value and offering price per share	$8.92

Class Y:
Net asset value and offering price per share	$8.92

Investor Class:
Net asset value and offering price per share	$8.92

Institutional Class:
Net asset value and offering price per share	$8.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Government Fund

Statement of Operations

For the year ended February 28, 2011

Investment income:
Interest	$15,785,463

Dividends from affiliated money market funds	9,368

Total investment income	15,794,831

Expenses:
Advisory fees	2,474,233

Administrative services fees	193,021

Custodian fees	40,712

Distribution fees:
Class A	791,167

Class B	598,497

Class C	638,837

Class R	77,280

Investor Class	258,686

Transfer agent fees — A, B, C, R, Y and Investor	1,142,322

Transfer agent fees — Institutional	564

Trustees’ and officers’ fees and benefits	31,148

Other	322,332

Total expenses	6,568,799

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(14,482)

Net expenses	6,554,317

Net investment income	9,240,514

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,466,281

Futures contracts	9,071,052

10,537,333

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,219,297)

Futures contracts	(509,297)

(2,728,594)

Net realized and unrealized gain	7,808,739

Net increase in net assets resulting from operations	$17,049,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the year ended February 28, 2011, period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Year ended	Seven months ended	Year ended
	February 28,	February 28,	July 31,
	2011	2010	2009

Operations:
Net investment income	$9,240,514	$9,878,523	$24,114,839

Net realized gain	10,537,333	9,882,811	10,046,646

Change in net unrealized appreciation (depreciation)	(2,728,594)	(329,925)	9,747,902

Net increase in net assets resulting from operations	17,049,253	19,431,409	43,909,387

Distributions to shareholders from net investment income:
Class A	(9,509,205)	(8,750,038)	(18,618,917)

Class B	(1,354,077)	(1,481,294)	(3,615,165)

Class C	(1,441,017)	(1,332,286)	(2,638,883)

Class R	(424,993)	(292,429)	(377,617)

Class Y	(170,442)	(77,822)	(79,826)

Investor Class	(3,074,918)	(1,315,083)	(2,141,257)

Institutional Class	(480,121)	(440,886)	(1,055,910)

Total distributions from net investment income	(16,454,773)	(13,689,838)	(28,527,575)

Share transactions–net:
Class A	(21,031,443)	(99,462,242)	62,986,570

Class B	(22,032,889)	(17,822,810)	(15,254,344)

Class C	(13,671,590)	(3,786,496)	23,463,354

Class R	3,388,172	1,098,087	6,023,720

Class Y	7,020,031	(1,897,953)	4,138,715

Investor Class	37,735,206	13,436,902	8,475,970

Institutional Class	(7,784,605)	(4,419,005)	(6,636,545)

Net increase (decrease) in net assets resulting from share transactions	(16,377,118)	(112,853,517)	83,197,440

Net increase (decrease) in net assets	(15,782,638)	(107,111,946)	98,579,252

Net assets:
Beginning of year	541,643,864	648,755,810	550,176,558

End of year (includes undistributed net investment income of $45,958, $(23,372) and $323,703 respectively)	$525,861,226	$541,643,864	$648,755,810

Notes to Financial Statements

February 28, 2011

NOTE 1 — Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B

14        Invesco U.S. Government Fund

shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15        Invesco U.S. Government Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other

16        Invesco U.S. Government Fund

party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 28, 2011, the Adviser waived advisory fees of $10,128.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended February 28, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $901.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50%

17        Invesco U.S. Government Fund

of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 28, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2011, IDI advised the Fund that IDI retained $46,167 in front-end sales commissions from the sale of Class A shares and $16,382, $94,788 and $7,757 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$10,549,332	$—	$—	$10,549,332

U.S. Treasury Securities	—	78,366,422	—	78,366,422

U.S. Government Sponsored Securities	—	420,884,136	—	420,884,136

Foreign Government Debt Securities	—	8,537,176	—	8,537,176

	$10,549,332	$507,787,734	$—	$518,337,066

Futures*	881,521	—	—	881,521

Total Investments	$11,430,853	$507,787,734	$—	$519,218,587

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	906,794	(25,273)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

18        Invesco U.S. Government Fund

Effect of Derivative Instruments for the year ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	9,071,052

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(509,297)

Total	$8,561,755

*	The average notional value of futures outstanding during the period was $225,782,761.

Open Futures Contracts
			Notional	Unrealized
	Number of	Month/	Value	Appreciation
Contract	Contracts	Commitment	02/28/11	(Depreciation)

U.S. Treasury 2 Year Notes	187	June-2011/Long	$40,821,516	$41,660

U.S. Treasury 5 Year Notes	50	June-2011/Long	5,846,875	(2,061)

U.S. Treasury 10 Year Notes	188	June-2011/Long	22,380,813	83,315

Ultra U.S. Treasury Bonds	335	June-2011/Long	41,403,906	781,819

Subtotal			$110,453,110	$904,733

U.S. Treasury 30 Year Bonds	95	June-2011/Short	(11,432,656)	(23,212)

Total			$99,020,454	$881,521

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $3,453.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 28, 2011, the Fund paid legal fees of $3,936 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2011, the Period August 1, 2009 through February 28, 2010 and the Year Ended July 31, 2009:

	2011	2010	2009

Ordinary income	$16,454,773	$13,689,838	$28,527,575

19        Invesco U.S. Government Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$186,244

Net unrealized appreciation — investments	9,497,808

Temporary book/tax differences	(140,284)

Post-October deferrals	(10,217,482)

Capital loss carryforward	(43,202,705)

Shares of beneficial interest	569,737,645

Total net assets	$525,861,226

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $13,170,853 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2013	$6,371,924

February 28, 2014	17,513,797

February 28, 2015	16,185,574

February 28, 2016	3,131,410

Total capital loss carryforward	$43,202,705

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2011 was $315,892,262 and $390,715,269, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $77,873,492 and $16,921,698, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,756,343

Aggregate unrealized (depreciation) of investment securities	(3,258,535)

Net unrealized appreciation of investment securities	$9,497,808

Cost of investments for tax purposes is $508,839,258.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2011, undistributed net investment income was increased by $7,283,589 and undistributed net realized gain (loss) was decreased by $7,283,589. This reclassification had no effect on the net assets of the Fund.

20        Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2011(a)		February 28, 2010		July 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	10,131,926	$91,571,082	4,789,831	$42,559,006	32,349,025	$285,258,224

Class B	1,822,039	16,521,189	954,611	8,513,841	5,552,957	49,023,409

Class C	2,049,900	18,484,512	1,280,353	11,360,495	8,441,045	74,446,665

Class R	924,148	8,346,462	449,972	4,003,846	1,122,855	9,969,266

Class Y(b)	1,509,621	13,436,077	30,836	274,049	832,238	7,362,873

Investor Class	7,945,723	71,303,871	2,475,956	21,983,644	3,011,709	26,528,656

Institutional Class	847,164	7,702,746	129,923	1,153,924	327,276	2,897,444

Issued as reinvestment of dividends:
Class A	910,326	8,222,153	863,461	7,692,951	1,867,708	16,537,597

Class B	134,316	1,216,403	146,913	1,312,790	352,083	3,124,896

Class C	135,438	1,221,820	129,315	1,150,641	260,592	2,306,933

Class R	45,584	412,042	32,638	290,748	42,480	376,291

Class Y	14,942	135,351	6,604	58,833	5,872	52,057

Investor Class	327,153	2,961,525	138,288	1,231,765	227,079	2,010,532

Institutional Class	48,778	441,904	49,350	440,216	119,299	1,055,204

Automatic conversion of Class B shares to Class A shares:
Class A	1,818,862	16,382,322	1,221,100	10,860,527	2,731,975	24,228,339

Class B	(1,812,823)	(16,382,322)	(1,217,170)	(10,860,527)	(2,723,607)	(24,228,339)

Reacquired:
Class A(b)	(15,230,110)	(137,207,000)	(18,057,105)	(160,574,726)	(29,588,376)	(263,037,590)

Class B	(2,586,960)	(23,388,159)	(1,886,194)	(16,788,914)	(4,860,461)	(43,174,310)

Class C	(3,714,846)	(33,377,922)	(1,839,497)	(16,297,632)	(6,008,492)	(53,290,244)

Class R	(596,092)	(5,370,332)	(359,919)	(3,196,507)	(485,976)	(4,321,837)

Class Y	(726,401)	(6,551,397)	(251,420)	(2,230,835)	(372,292)	(3,276,215)

Investor Class(b)	(4,068,858)	(36,530,190)	(1,100,999)	(9,778,507)	(2,274,540)	(20,063,218)

Institutional Class	(1,747,992)	(15,929,255)	(674,901)	(6,013,145)	(1,212,245)	(10,589,193)

Net increase (decrease) in share activity	(1,818,162)	$(16,377,118)	(12,688,054)	$(112,853,517)	9,718,204	$83,197,440

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	66,821	$581,346

Class A	(65,507)	(569,914)

Investor Class	(1,312)	(11,432)

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen Government Securities Fund (the “Target Fund”) in exchange for shares of the Fund. The Target Fund’s Shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

21        Invesco U.S. Government Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/28/11	$8.91	$0.16	$0.11	$0.27	$(0.27)	$8.91	3.04%	$291,338	0.98	%(d)	0.98	%(d)	1.75	%(d)	70%
Seven Months ended 02/28/10	8.82	0.16	0.14	0.30	(0.21)	8.91	3.45	312,180	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.62	0.32	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.23	0.60	(0.42)	8.62	7.28	335,216	1.06		1.06		4.25		112
Year ended 07/31/07	8.49	0.38	0.01	0.39	(0.44)	8.44	4.72	278,955	1.06		1.07		4.48		37
Year ended 07/31/06	8.83	0.33	(0.24)	0.09	(0.43)	8.49	1.10	313,107	1.22		1.23		3.87		169

Class B
Year ended 02/28/11	8.94	0.09	0.11	0.20	(0.20)	8.94	2.27	45,597	1.73	(d)	1.73	(d)	1.00	(d)	70
Seven Months ended 02/28/10	8.85	0.12	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.65	0.26	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Year ended 07/31/08	8.46	0.30	0.25	0.55	(0.36)	8.65	6.60	97,091	1.81		1.81		3.50		112
Year ended 07/31/07	8.52	0.32	0.00	0.32	(0.38)	8.46	3.82	119,045	1.81		1.82		3.73		37
Year ended 07/31/06	8.86	0.27	(0.24)	0.03	(0.37)	8.52	0.36	175,638	1.97		1.98		3.12		169

Class C
Year ended 02/28/11	8.90	0.09	0.11	0.20	(0.20)	8.90	2.27	53,323	1.73	(d)	1.73	(d)	1.00	(d)	70
Seven Months ended 02/28/10	8.82	0.12	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.62	0.26	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Year ended 07/31/08	8.43	0.30	0.25	0.55	(0.36)	8.62	6.61	45,269	1.81		1.81		3.50		112
Year ended 07/31/07	8.49	0.32	0.00	0.32	(0.38)	8.43	3.82	33,551	1.81		1.82		3.73		37
Year ended 07/31/06	8.82	0.27	(0.23)	0.04	(0.37)	8.49	0.48	41,849	1.97		1.98		3.12		169

Class R
Year ended 02/28/11	8.91	0.14	0.12	0.26	(0.25)	8.92	2.90	16,999	1.23	(d)	1.23	(d)	1.50	(d)	70
Seven Months ended 02/28/10	8.83	0.14	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(e)	1.29	(e)	2.76	(e)	26
Year ended 07/31/09	8.63	0.30	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Year ended 07/31/08	8.44	0.34	0.25	0.59	(0.40)	8.63	7.14	6,300	1.31		1.31		4.00		112
Year ended 07/31/07	8.50	0.36	0.00	0.36	(0.42)	8.44	4.34	4,577	1.31		1.32		4.23		37
Year ended 07/31/06	8.84	0.31	(0.24)	0.07	(0.41)	8.50	0.86	5,320	1.47		1.48		3.62		169

Class Y
Year ended 02/28/11	8.91	0.18	0.12	0.30	(0.29)	8.92	3.42	9,366	0.73	(d)	0.73	(d)	2.00	(d)	70
Seven Months ended 02/28/10	8.83	0.17	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(e)	0.79	(e)	3.26	(e)	26
Year ended 07/31/09(f)	8.70	0.29	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(e)	0.71	(e)	3.92	(e)	69

Investor Class
Year ended 02/28/11	8.91	0.16	0.13	0.29	(0.28)	8.92	3.16	102,784	0.98	(d)	0.98	(d)	1.75	(d)	70
Seven Months ended 02/28/10	8.83	0.16	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.63	0.32	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.25	0.62	(0.43)	8.63	7.45	41,807	1.02		1.02		4.29		112
Year ended 07/31/07	8.50	0.39	0.00	0.39	(0.45)	8.44	4.65	40,278	1.02		1.03		4.52		37
Year ended 07/31/06	8.83	0.34	(0.23)	0.11	(0.44)	8.50	1.26	45,437	1.15		1.16		3.94		169

Institutional Class
Year ended 02/28/11	8.92	0.20	0.10	0.30	(0.31)	8.91	3.41	6,454	0.53	(d)	0.53	(d)	2.20	(d)	70
Seven Months ended 02/28/10	8.84	0.18	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(e)	0.56	(e)	3.49	(e)	26
Year ended 07/31/09	8.63	0.36	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69
Year ended 07/31/08	8.45	0.41	0.24	0.65	(0.47)	8.63	7.80	24,494	0.56		0.56		4.75		112
Year ended 07/31/07	8.50	0.43	0.01	0.44	(0.49)	8.45	5.25	20,997	0.54		0.55		5.00		37
Year ended 07/31/06	8.84	0.38	(0.24)	0.14	(0.48)	8.50	1.63	6,183	0.70		0.71		4.39		169

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $316,467, $59,850, $63,884, $15,456, $5,380, $103,475 and $13,841 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

22        Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds )
and Shareholders of Invesco U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Government Fund (formerly known as AIM U.S. Government Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

23        Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$976.40	$4.41	$1,020.33	$4.51	0.90%

B	1,000.00	972.90	8.07	1,016.61	8.25	1.65

C	1,000.00	973.80	8.08	1,016.61	8.25	1.65

R	1,000.00	975.30	5.63	1,019.09	5.76	1.15

Y	1,000.00	977.70	3.19	1,021.57	3.26	0.65

Investor	1,000.00	976.50	4.41	1,020.33	4.51	0.90

Institutional	1,000.00	977.50	2.45	1,022.32	2.51	0.50

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	6.63%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco U.S. Government Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.
T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801
T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GOV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Corporate Bond Fund

Nasdaq:
A: ACCBX ▪ B: ACCDX ▪ C: ACCEX ▪ Y: ACCHX ▪ Institutional: ACCWX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
29	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s largest asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Corporate Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     Let me close by wishing you a happy and prosperous new year. As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing you and serving you in the new year.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Corporate Bond Fund has changed to February 28. Therefore, the period covered by this report is from August 31, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the six-month reporting period ended February 28, 2011, Class A shares of Invesco Van Kampen Corporate Bond Fund, at net asset value (NAV), outperformed the Fund’s broad market/style-specific index. An allocation to high yield corporate bonds aided performance for the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 8/31/10 to 2/28/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.03%

Class B Shares	0.85

Class C Shares	0.80

Class Y Shares	1.15

Institutional Class Shares	1.21

Barclays Capital U.S. Corporate Investment Grade Bond Index▼ (Broad Market/Style-Specific Index)	0.07

Lipper BBB Rated Funds Index▼ (Peer Group Index)	1.21

▼Lipper Inc.

How we invest
We invest primarily in fixed-rate U.S. dollar-denominated investment grade corporate bonds. The Fund also may invest up to 40% of its total assets in non-investment grade debt securities and up to 30% total assets in non-U.S. dollar denominated debt securities. Additionally, up to 20% of the Fund’s total assets may be invested in convertible securities along with up to 10% in preferred stocks. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to interest rate futures and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team.
We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:

Portfolio Composition
By security type

Bonds & Notes	96.5%

Municipal Obligations	1.9

Asset-Backed Securities	1.7

U.S. Treasury Securities	0.3

Other Assets Less Liabilities	–0.4

Top 10 Fixed Income Holdings

1.	Goldman Sachs Group Inc. (The)	1.5%

2.	JPMorgan Chase
	Capital XXVII Series AA	1.3

3.	DIRECTV Holdings LLC	1.2

4.	Citigroup Inc.	1.1

5.	General Electric Capital Corp.	1.1

6.	Bank of America Corp., Series L	1.0

7.	AT&T Inc.	1.0

8.	American Express
	Credit Corp. Series C	0.9

9.	Merrill Lynch & Co., Inc.	0.9

10.	Transocean Inc.	0.9

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the reporting period, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 2.6% and 3.1% for the third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly to a rate of 8.9% nationwide as of February 2011.3
     Bond market volatility increased during the reporting period, and the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a negative total return for the six months ended February 28, 2011. The major components that make up the Barclays Capital

Total Net Assets	$660.3 million

Total Number of Holdings	357
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Van Kampen Corporate Bond Fund

U.S. Aggregate Index had mixed returns for the period, with government and corporate bonds posting losses and mortgage-backed securities (MBS) recording modest gains. Slow but positive economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates contributed to the positive environment for fixed income investing. In November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the fiscal year, U.S. Treasury yields began to rise. As the period came to a close, turmoil in the Middle East and Africa had little impact on the fixed income market, causing only a slight widening in credit spreads.
     In this economic environment, the Fund at NAV generated positive returns for the six-month period in both absolute and relative terms. Sector and security selection each had a positive effect on Fund performance relative to the Fund’s style-specific index for the period.
     An increasing out-of-index sector allocation to high yield and emerging market bonds, as well as measured exposure to commercial mortgage-backed securities (CMBS), were some of the most beneficial investment decisions for the reporting period, in both absolute and relative terms, as these sectors each outperformed the Fund’s style-specific benchmark. Actively maintaining an overweight position in financials and transports, and underweighting consumer non-cyclicals were also beneficial for the Fund’s relative performance. Measured exposures to taxable municipal bonds, overweight positioning in consumer cyclicals and an underweight position in the energy sector delivered positive absolute returns but underperformed the style-specific benchmark. Compared to its style-specific index, sector allocation had a greater effect on relative performance, as the corporate credit-oriented Fund outperformed the much broader investment grade index, which only has approximately 20% exposure to non-government bonds.
     Fund performance relative to the style-specific index was enhanced by favorable security selection. Positive performance from security selection came from the breadth of the corporate bond sectors. Most notably, security selection within telecommunication services/media/technology, basic industries/capital goods, consumer cyclicals, government-related holdings and transports produced the largest contributions to relative performance versus the style-specific benchmark. Part of the security selection contribution to returns can be attributed to holding a larger percentage of lower quality investment-grade (BBB -rated) bonds than the index, as lower quality credit outperformed higher quality credit for the reporting period.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. A sustained, longer-than-style-specific benchmark duration posture was detrimental to relative returns as rates rose during the period. Yield curve positioning, which involves focusing on a particular segment of the curve, also was a negative factor for relative performance as the Fund held a greater quantity of longer duration securities than the style-specific index and were subject to greater price impact from rising rates. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     Thank you for investing in Invesco Van Kampen Corporate Bond Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

5 Invesco Van Kampen Corporate Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 2/28/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Van Kampen Corporate Bond Fund

Average Annual Total Returns
As of 2/28/11, including maximum applicable
sales charges

Class A Shares

Inception (9/23/71)		7.37%

10	Years	5.14

5	Years	4.82

1	Year	3.04

Class B Shares

Inception (9/28/92)		5.64%

10	Years	5.02

5	Years	4.93

1	Year	2.87

Class C Shares

Inception (8/30/93)		4.84%

10	Years	4.90

5	Years	5.13

1	Year	6.75

Class Y Shares

Inception (8/12/05)		5.66%

5	Years	6.15

1	Year	8.63

Institutional Class Shares

10	Years	5.68%

5	Years	5.91

1	Year	8.49
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/23/71)		7.36%

10	Years	5.27

5	Years	4.58

1	Year	3.61

Class B Shares

Inception (9/28/92)		5.60%

10	Years	5.17

5	Years	4.64

1	Year	3.20

Class C Shares

Inception (8/30/93)		4.80%

10	Years	5.04

5	Years	4.88

1	Year	7.02

Class Y Shares

Inception (8/12/05)		5.57%

5	Years	5.90

1	Year	9.29

Institutional Class Shares

10	Years	5.81%

5	Years	5.65

1	Year	8.92
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.89%, 1.23%, 1.59%, 0.64% and 0.53%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Van Kampen Corporate Bond Fund

Invesco Van Kampen Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. To the extent that the Fund invests in securities with medium- or lower-credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. Medium- and lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

About indexes used in this report
■	The Barclays Capital U.S. Corporate Investment Grade Bond Index consists of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 7

Fund Nasdaq Symbols
Class A Shares	ACCBX
Class B Shares	ACCDX
Class C Shares	ACCEX
Class Y Shares	ACCHX
Institutional Class Shares	ACCWX

8 Invesco Van Kampen Corporate Bond Fund

Schedule of Investments

February 28, 2011

	Principal
	Amount	Value

Bonds & Notes–96.55%(a)
Advertising–0.68%
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	$3,830,000	$4,457,259

Aerospace & Defense–0.64%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	120,000	124,800

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	855,000	928,744

7.75%, 03/15/20(b)	1,715,000	1,877,925

L-3 Communications Corp., Sr. Unsec. Notes, 4.95%, 02/15/21	1,145,000	1,162,046

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	95,000	97,850

		4,191,365

Agricultural Products–0.79%
Cargill Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	2,000,000	2,137,464

Corn Products International Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	2,000,000	2,006,226

Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	1,045,000	1,092,714

		5,236,404

Airlines–1.61%
America West Airlines LLC–Series 2001-1, Sec. Pass Through Ctfs., 7.10%, 04/02/21	1,372,960	1,393,555

American Airlines–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18	2,470,000	2,476,175

Continental Airlines Inc.–Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	2,560,000	2,566,400

Delta Air Lines, Inc., Sr. Sec. Notes, 12.25%, 03/15/15(b)	270,000	310,500

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	1,808,575	1,927,262

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	55,000	54,863

Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	1,640,000	1,670,750

Series 2010-2, Class B,
Sec. Pass Through Ctfs., 6.75%, 11/23/15	70,000	69,912

US Airways,–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	151,489	140,506

		10,609,923

Alternative Carriers–0.24%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	75,000	78,000

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	425,000	444,656

Intelsat Subsidiary Holding Co. Ltd. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/13	717,000	725,962

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	120,000	117,300

Level 3 Financing Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 11/01/14	195,000	202,069

		1,567,987

Apparel, Accessories & Luxury Goods–0.05%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	155,000	150,738

Phillips-Van Heusen Corp., Sr. Unsec. Unsub. Notes, 7.38%, 05/15/20	190,000	203,300

		354,038

Auto Parts & Equipment–0.06%
Dana Holding Corp., Sr. Unsec. Notes, 6.50%, 02/15/19	55,000	55,688

6.75%, 02/15/21	45,000	45,956

Tenneco Inc., Sr. Unsec. Gtd. Unsub. Notes, 6.88%, 12/15/20(b)	270,000	280,800

		382,444

Automobile Manufacturers–0.12%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	710,000	779,225

Automotive Retail–1.35%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	4,830,000	5,077,537

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	2,350,000	2,630,977

O’Reilly Automotive Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/14/21	1,220,000	1,209,265

		8,917,779

Brewers–0.65%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/16	1,000,000	995,220

Sr. Unsec. Gtd. Notes,
4.38%, 02/15/21	800,000	801,716

8.20%, 01/15/39(b)	280,000	378,295

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(b)	2,000,000	2,127,463

		4,302,694

Broadcasting–1.11%
CBS Corp., Sr. Unsec. Gtd. Global, 8.88%, 05/15/19	2,175,000	2,743,281

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,140,000	1,481,577

Discovery Communications LLC, Sr. Unsec Global Notes, 3.70%, 06/01/15	3,000,000	3,116,515

		7,341,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Building Products–0.07%
Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	$230,000	$240,925

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	90,000	92,925

USG Corp., Sr. Unsec. Notes, 9.75%, 01/15/18	115,000	122,475

		456,325

Cable & Satellite–4.01%
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
6.50%, 01/15/15	4,425,000	5,006,679

5.70%, 05/15/18	2,005,000	2,199,346

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	1,885,000	1,953,685

Unsec. Gtd. Unsub. Global Bonds, 6.40%, 05/15/38	1,100,000	1,140,773

CSC Holdings LLC, Sr. Unsec. Notes, 7.63%, 07/15/18	1,020,000	1,127,100

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	7,090,000	7,834,450

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	1,410,000	1,777,092

Sr. Unsec. Gtd. Notes,
8.25%, 04/01/19	1,270,000	1,566,609

5.88%, 11/15/40	2,540,000	2,406,678

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Notes, 5.25%, 01/15/21(b)	1,290,000	1,290,576

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	165,000	175,106

		26,478,094

Casinos & Gaming–0.26%
CityCenter Holdings LLC, Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	45,000	47,306

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	930,000	892,800

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	75,000	80,437

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.20%, 02/01/14(b)(c)	35,000	32,113

Sr. Sec. Notes, 9.13%, 02/01/15(b)	290,000	293,625

Wynn Las Vegas LLC, Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	120,000	127,800

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	230,000	246,100

		1,720,181

Coal & Consumable Fuels–0.24%
Arch Coal Inc., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/20	1,500,000	1,608,750

Communications Equipment–0.15%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	205,000	203,975

Juniper Networks Inc., Sr. Unsec. Notes, 5.95%, 03/15/41	785,000	789,953

		993,928

Computer & Electronics Retail–0.04%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	260,000	259,350

Construction & Engineering–0.08%
Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	70,000	71,750

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	45,000	45,900

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	180,000	183,600

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	215,000	223,869

		525,119

Construction Materials–1.00%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	175,000	188,557

Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 9.00%, 01/11/18(b)	100,000	104,189

CRH America Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/30/16	2,245,000	2,418,799

Sr. Unsec. Notes, 8.13%, 07/15/18	1,395,000	1,639,442

Holcim U.S. Finance Sarl & Cie SCS (Luxembourg), Unsec. Gtd. Unsub. Notes, 6.00%, 12/30/19(b)	1,685,000	1,768,775

Texas Industries Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 08/15/20	410,000	447,925

		6,567,687

Construction, Farm Machinery & Heavy Trucks–0.06%
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	355,000	393,162

Consumer Finance–2.39%
American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	5,480,000	6,179,713

Capital One Capital VI, Jr. Ltd. Gtd. Sub., 8.88%, 05/15/40	2,000,000	2,132,500

Capital One Bank USA NA, Sub. Notes, 8.80%, 07/15/19	2,400,000	3,042,060

SLM Corp., Sr. Global Medium-Term Notes, 6.25%, 01/25/16	2,250,000	2,325,515

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	1,995,000	2,076,721

		15,756,509

Department Stores–0.46%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	2,470,000	2,556,450

Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	510,000	501,075

		3,057,525

Distillers & Vintners–0.04%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	215,000	232,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Diversified Banks–12.34%
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	$1,750,000	$1,744,244

Ally Financial Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.50%, 09/15/20(b)	710,000	779,225

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
6.75%, 05/22/19	4,820,000	5,437,417

Unsec. Sub. Global Notes, 5.14%, 10/14/20	1,800,000	1,750,365

Unsec. Sub. Notes, 6.05%, 12/04/17(b)	1,210,000	1,256,262

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Sr. Unsec. Variable Rate Notes, 11.00%, 06/29/49(b)(c)	760,000	991,473

Credit Agricole SA (France), Jr. Unsec. Sub. Variable Rate Notes, 8.38%, 10/29/49(b)(c)	4,400,000	4,691,678

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	1,810,000	1,833,655

Unsec. Sub. Global Notes, 6.00%, 02/15/18	860,000	919,762

Groupe BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	2,640,000	2,628,912

Hana Bank (South Korea), Sr. Notes, 4.50%, 10/30/15(b)	4,015,000	4,106,203

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 1.63%, 08/12/13(b)	2,500,000	2,501,163

Sr. Notes, 4.13%, 08/12/20(b)	3,245,000	3,151,155

HSBC Bank USA N.A., Sub. Global Notes, 4.88%, 08/24/20	375,000	368,547

HSBC Finance Corp, Sr. Unsec. Notes, 6.68%, 01/15/21(b)	4,451,000	4,683,319

ING Bank N.V. (Netherlands), Sr. Notes, 3.00%, 09/01/15(b)	1,755,000	1,718,585

Korea Development Bank (South Korea), Jr. Sub. Gtd. Global Notes, 4.38%, 08/10/15	4,315,000	4,428,781

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	2,605,000	2,651,703

Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	3,980,000	3,846,250

Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 6.40%, 10/21/19	2,880,000	2,949,099

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	3,735,000	3,853,657

Santander US Debt SA Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	3,000,000	2,896,050

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	1,850,000	1,841,405

Standard Chartered Bank (United Kingdom), Sr. Unsec. Notes, 6.40%, 09/26/17(b)	2,900,000	3,159,824

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	1,095,000	1,124,302

U.S. Bancorp., Sr. Unsec. Notes, 2.00%, 06/14/13	2,250,000	2,285,643

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.55%, 10/13/20(b)	2,905,000	2,912,730

Sr. Unsec. Notes, 6.32%, 02/22/18(b)	3,495,000	3,544,770

Wachovia Capital Trust I, Jr. Sub. Trust Pfd. Capital Securities, 7.64%, 01/15/27(b)	3,315,000	3,402,019

Wells Fargo Bank NA, Sr. Unsec. Notes, 4.75%, 02/09/15	3,796,000	4,024,078

		81,482,276

Diversified Capital Markets–1.09%
Credit Suisse New York (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.30%, 08/13/19	3,250,000	3,420,739

UBS AG (Switzerland), Sr. Unsec. Gtd. Medium-Term Notes, 5.88%, 12/20/17	3,395,000	3,751,281

		7,172,020

Diversified Chemicals–0.07%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.25%, 11/15/20	500,000	482,053

Diversified Metals & Mining–1.21%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	2,220,000	2,460,731

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	2,470,000	3,266,556

Southern Copper Corp., Sr. Unsec. Global Notes,
5.38%, 04/16/20	885,000	928,948

6.75%, 04/16/40	1,305,000	1,357,524

		8,013,759

Diversified REIT’s–0.28%
Qatari Diar Finance QSC (Mult. Countries), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	1,900,000	1,863,339

Drug Retail–0.76%
CVS Caremark Corp., Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	3,817,597	4,001,192

Sec. Pass Through Ctfs., 8.35%, 07/10/31(b)	860,979	1,016,404

		5,017,596

Electric Utilities–3.11%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	2,000,000	2,340,350

9.75%, 03/15/19(b)	2,005,000	2,602,948

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.70%, 01/15/13(b)	2,500,000	2,650,838

Entergy Gulf States Louisiana LLC, Sec., 5.59%, 10/01/24	2,425,000	2,573,530

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	1,250,000	1,341,848

Southern Company, Sr. Unsec. Notes, 2.38%, 09/15/15	1,300,000	1,288,894

Southern Power Co.–Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	3,266,000	3,531,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Electric Utilities–(continued)

Spectra Energy Capital LLC, Sr. Sec. Notes, 8.00%, 10/01/19	$1,000,000	$1,222,976

Virginia Electric and Power Co., Sr. Unsec. Notes, 8.88%, 11/15/38	2,045,000	3,001,587

		20,554,959

Electrical Components & Equipment–0.02%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	95,000	99,156

Electronic Components–0.43%
Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	665,000	769,081

7.25%, 08/15/36	1,800,000	2,052,113

		2,821,194

Electronic Manufacturing Services–0.07%
Jabil Circuit, Inc., Sr. Unsec. Notes, 5.63%, 12/15/20	500,000	492,500

Environmental & Facilities Services–0.66%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	2,210,000	2,390,952

4.60%, 03/01/21	1,985,000	1,996,491

		4,387,443

Food Retail–0.17%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 5.40%, 07/15/40	1,200,000	1,137,821

Gold–0.55%
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	3,800,000	3,638,309

Health Care Distributors–0.35%
McKesson Corp., Sr. Unsec. Notes, 3.25%, 03/01/16	450,000	453,734

4.75%, 03/01/21	595,000	606,017

6.00%, 03/01/41	1,195,000	1,225,355

		2,285,106

Health Care Equipment–1.24%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	1,000,000	1,032,215

6.00%, 01/15/20	5,265,000	5,533,700

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	1,575,000	1,635,555

		8,201,470

Health Care Facilities–0.11%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	545,000	602,225

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	100,000	110,500

		712,725

Health Care Technology–0.05%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	290,000	299,425

Home Furnishings–0.02%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	140,000	150,150

Home Improvement Retail–0.39%
Lowe’s Cos. Inc., Sr. Unsec. Notes, 3.75%, 04/15/21	2,655,000	2,576,361

Homebuilding–0.02%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	70,000	69,475

8.13%, 06/15/16	70,000	71,050

		140,525

Hotels, Resorts & Cruise Lines–0.72%
Hyatt Hotels Corp., Sr. Unsec. Notes, 6.88%, 08/15/19(b)	575,000	633,417

Wyndham Worldwide Corp., Sr. Unsec. Global Notes, 6.00%, 12/01/16	3,855,000	4,103,166

		4,736,583

Household Products–0.30%
Altria Group Inc., Sr. Unsec. Gtd. Notes, 10.20%, 02/06/39	1,400,000	1,999,886

Housewares & Specialties–0.23%
Fortune Brands Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/15/14	1,370,000	1,503,661

Independent Power Producers & Energy Traders–0.91%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/20	4,080,000	4,457,400

Indianapolis Power & Light Co., Sr. Unsec. Notes, 6.30%, 07/01/13(b)	560,000	610,817

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	885,000	938,100

		6,006,317

Industrial Conglomerates–3.50%
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes,
5.63%, 05/01/18	6,395,000	6,971,513

5.88%, 01/14/38	2,510,000	2,513,645

Series G, Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	2,850,000	3,157,098

Hutchison Whampoa International Ltd. (Cayman Islands), Sr. Unsec. Notes, 4.63%, 09/11/15(b)	2,465,000	2,621,312

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%, 12/29/49(b)(c)	5,320,000	5,333,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Industrial Conglomerates–(continued)

NBC Universal Media LLC, Sr. Unsec. Notes, 2.10%, 04/01/14(b)	$1,275,000	$1,268,760

5.95%, 04/01/41(b)	1,210,000	1,215,179

		23,080,807

Industrial Machinery–0.03%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	210,000	226,275

Integrated Oil & Gas–1.03%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	730,000	707,498

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	3,220,000	3,263,468

Marathon Petroleum Corp., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/41(b)	1,590,000	1,617,749

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.38%, 01/27/21	1,225,000	1,234,455

		6,823,170

Integrated Telecommunication Services–3.94%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	206,000	261,952

AT&T, Inc., Sr. Unsec. Global Notes, 6.15%, 09/15/34	6,505,000	6,598,192

CenturyLink Inc., Sr. Unsec. Notes, 6.15%, 09/15/19	1,090,000	1,139,821

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds,
8.75%, 06/15/30	1,735,000	2,276,915

Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	405,000	460,041

Sr. Unsec. Gtd. Notes, 6.75%, 08/20/18	905,000	1,064,288

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	130,000	141,700

NBC Universal Media LLC, Sr. Unsec. Notes, 5.15%, 04/30/20(b)	1,050,000	1,088,137

Qtel International Finance Ltd. (Bermuda), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	1,755,000	1,647,622

4.75%, 02/16/21(b)	850,000	797,726

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	45,000	48,487

Qwest Corp., Sr. Unsec. Notes, 6.88%, 09/15/33	780,000	776,100

Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	2,590,000	2,639,252

Verizon Communications, Inc., Jr. Gtd. Sub. Global Notes, 6.40%, 02/15/38	1,450,000	1,553,456

Sr. Unsec. Global Notes, 8.95%, 03/01/39	3,980,000	5,544,685

		26,038,374

Internet Retail–0.83%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	5,365,000	5,456,739

Internet Software & Services–0.03%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	185,000	201,188

Investment Banking & Brokerage–5.98%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	3,040,000	3,089,183

Goldman Sachs Group Inc. (The), Sr. Global Notes,
3.70%, 08/01/15	1,025,000	1,040,068

6.25%, 02/01/41	1,475,000	1,494,070

Unsec. Sub. Global Notes,
6.15%, 04/01/18	9,180,000	10,043,890

6.75%, 10/01/37	4,785,000	4,897,450

Jefferies Group Inc., Sr. Unsec. Notes, 6.88%, 04/15/21	2,110,000	2,269,922

Macquarie Group Ltd. (Australia), Sr. Unsec. Gtd. Notes, 7.63%, 08/13/19(b)	1,860,000	2,087,958

Sr. Unsec. Notes, 6.00%, 01/14/20(b)	4,145,000	4,233,313

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	3,990,000	4,069,132

Sr. Unsec. Notes, 3.45%, 11/02/15	5,000,000	4,925,809

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 7.50%, 11/15/37(c)	1,265,000	1,332,387

		39,483,182

Leisure Facilities–0.10%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	50,000	50,875

Universal City Development Partners Ltd., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	535,000	587,162

		638,037

Life & Health Insurance–3.24%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	2,525,000	2,623,256

Aflac Inc., Sr. Unsec. Notes, 8.50%, 05/15/19	2,005,000	2,491,459

MetLife Inc., Jr. Sub. Global Notes, 10.75%, 08/01/39	2,935,000	4,072,313

MetLife, Inc, Sec. Global Notes, 4.75%, 02/08/21	640,000	656,920

MetLife, Inc., Sr. Unsec. Gtd. Notes, 6.82%, 08/15/18	605,000	710,501

Pacific LifeCorp., Sr. Unsec. Gtd. Notes, 6.00%, 02/10/20(b)	4,250,000	4,514,788

Prudential Financial Inc., Sr. Unsec. Gtd. Notes,
6.20%, 11/15/40	1,500,000	1,591,674

Series D, Sr. Unsec. Medium-Term Notes,
4.75%, 09/17/15	2,940,000	3,155,319

6.63%, 12/01/37	1,420,000	1,584,961

		21,401,191

Life Sciences Tools & Services–0.63%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	2,320,000	2,528,849

Thermo Fisher Scientific Inc., Sr. Unsec. Notes, 4.50%, 03/01/21	1,600,000	1,634,701

		4,163,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Managed Health Care–0.43%
UnitedHealth Group Inc., Sr. Unsec. Notes, 3.88%, 10/15/20	$1,170,000	$1,127,114

5.95%, 02/15/41	1,670,000	1,702,854

		2,829,968

Metal & Glass Containers–0.03%
Ardagh Packaging Finance (Ireland), Sr. Unsec. Notes, 7.38%, 10/15/17(b)	200,000	212,933

Movies & Entertainment–0.87%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	700,000	757,750

News America Inc, Sr. Unsec. Gtd. Notes, 6.15%, 02/15/41(b)	555,000	561,187

News America Inc., Sr. Unsec. Gtd. Global Notes, 6.40%, 12/15/35	1,055,000	1,109,372

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	2,695,000	3,100,526

Time Warner Inc., Sr. Notes, 6.50%, 11/15/36	225,000	237,559

		5,766,394

Multi-Line Insurance–1.98%
AIG SunAmerica Global Financing VI, Sr. Sec. Notes, 6.30%, 05/10/11(b)	3,800,000	3,843,700

American Financial Group Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	3,920,000	4,722,811

American International Group Inc., Sr. Unsec. Global Notes, 8.25%, 08/15/18	1,295,000	1,547,138

Health Care Service Corp., Sr. Unsec. Notes, 4.70%, 01/15/21(b)	1,605,000	1,628,058

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	1,330,000	1,336,650

		13,078,357

Multi-Utilities–0.44%
CMS Energy Corp., Sr. Unsec. Notes, 6.30%, 02/01/12	468,000	490,230

Consumers Energy Co., Sr. Sec. Bonds, 5.80%, 09/15/35	570,000	591,438

Dominion Resources Inc., Sr. Unsec. Notes, 7.00%, 06/15/38	1,520,000	1,793,416

		2,875,084

Office REIT’s–0.67%
Digital Realty Trust LP, Sr. Unsec. Notes, 4.50%, 07/15/15	4,290,000	4,434,390

Office Services & Supplies–0.80%
Steelcase Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	5,135,000	5,274,369

Oil & Gas Drilling–0.86%
Transocean Inc. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	5,385,000	5,701,777

Oil & Gas Exploration & Production–2.78%
Chaparral Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	235,000	240,875

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	250,000	264,688

6.13%, 02/15/21	20,000	20,425

Comstock Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 7.75%, 04/01/19	150,000	150,657

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	1,270,000	1,257,030

Encana Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 02/01/38	3,450,000	3,745,665

EOG Resources Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	1,815,000	1,761,779

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	290,000	301,600

Gazprom Via Gaz Capital SA (Luxembourg), Sr. Unsec. Gtd. Notes, 6.51%, 03/07/22(b)	1,010,000	1,042,875

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	1,115,000	1,195,837

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	2,205,000	2,203,209

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	355,000	368,756

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18(b)	55,000	57,200

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	2,200,000	2,224,972

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	540,000	584,550

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	1,225,000	1,315,344

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	1,500,000	1,567,500

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	70,000	71,050

		18,374,012

Oil & Gas Refining & Marketing–0.09%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	305,000	314,531

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	250,000	248,750

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	50,000	50,156

		613,437

Oil & Gas Storage & Transportation–3.29%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	380,000	397,100

Enterprise Products Operating LLC, Sr. Unsec. Global Notes,
5.60%, 10/15/14	2,710,000	3,001,763

5.25%, 01/31/20	915,000	950,125

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	3,000,000	3,143,197

Inergy L.P., Sr. Notes, 6.88%, 08/01/21(b)	115,000	118,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Kinder Morgan Finance Co. ULC (Canada), Sub. Global Notes, 5.70%, 01/05/16	$4,490,000	$4,692,050

MarkWest Energy Partners L.P, Sr. Unsec. Gtd. Notes, 6.50%, 08/15/21	300,000	300,375

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	370,000	370,925

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	335,000	350,494

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	1,000,000	1,103,136

Texas Eastern Transmission LP, Sr. Unsec. Notes, 7.00%, 07/15/32	2,700,000	3,180,529

Williams Partners L.P./Williams Partners Finance Corp., Sr. Unsec. Global Notes, 7.25%, 02/01/17	3,500,000	4,089,901

		21,697,901

Other Diversified Financial Services–8.76%
Bank of America Corp., Sr. Unsec. Global Notes,
3.70%, 09/01/15	3,620,000	3,659,052

5.75%, 12/01/17	890,000	949,203

7.63%, 06/01/19	2,920,000	3,420,597

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	6,475,000	6,846,119

Bear Stearns Cos. LLC (The), Sr. Unsec. Global Notes, 6.40%, 10/02/17	1,980,000	2,248,581

Unsec. Sub. Notes, 5.55%, 01/22/17	3,080,000	3,297,624

Citigroup Inc., Sr. Unsec. Global Notes,
6.13%, 05/15/18	4,100,000	4,487,565

8.50%, 05/22/19	5,805,000	7,219,228

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes,
2.75%, 07/01/13(b)	1,820,000	1,863,262

5.25%, 10/01/20(b)	1,065,000	1,108,362

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	450,000	480,258

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	1,105,000	1,178,818

International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/20	1,350,000	1,505,250

JPMorgan Chase & Co., Sr. Global Notes, 3.45%, 03/01/16	800,000	804,629

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	8,175,000	8,610,619

Merrill Lynch & Co., Inc., Sr. Gtd. Unsec. Medium-Term Notes, 6.88%, 04/25/18	5,310,000	5,966,529

Unsec. Gtd. Unsub. Global Bonds, 7.75%, 05/14/38	2,850,000	3,231,825

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Gtd. Notes, 1.90%, 11/01/15	1,000,000	969,008

		57,846,529

Packaged Foods & Meats–1.11%
Blue Merger Sub Inc., Sr. Notes, 7.63%, 02/15/19(b)	120,000	122,100

Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(b)	1,780,000	1,762,482

Kraft Foods Inc., Sr. Unsec. Global Notes, 6.88%, 02/01/38	1,030,000	1,159,933

Sr. Unsec. Notes, 6.88%, 01/26/39	3,795,000	4,274,807

		7,319,322

Paper Products–0.29%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	115,000	120,175

International Paper Co., Sr. Unsec. Notes, 9.38%, 05/15/19	1,385,000	1,812,622

		1,932,797

Pharmaceuticals–0.12%
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	290,000	301,600

Wyeth, Sr. Unsec. Notes, 6.45%, 02/01/24	435,000	516,244

		817,844

Property & Casualty Insurance–1.36%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	4,190,000	4,790,666

WR Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	1,215,000	1,384,292

XL Group Plc (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	2,640,000	2,799,483

		8,974,441

Railroads–0.93%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Yankee Notes, 4.45%, 03/15/23	765,000	744,464

CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	2,615,000	2,811,060

Sr. Unsec. Notes,
3.70%, 10/30/20	550,000	522,952

5.50%, 04/15/41	1,680,000	1,650,887

Union Pacific Corp., Sr. Unsec. Notes, 6.25%, 05/01/34	365,000	399,632

		6,128,995

Regional Banks–1.95%
BB&T Corp., Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/16	2,580,000	2,558,622

CIT Group Inc., Sec. Bonds, 7.00%, 05/01/17	725,000	734,062

Nationwide Building Society (United Kingdom), Notes, 6.25%, 02/25/20(b)	3,630,000	3,781,542

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	4,940,000	4,958,525

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	140,000	131,600

Zions Bancorp., Unsec. Sub. Notes, 6.00%, 09/15/15	685,000	695,275

		12,859,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Research & Consulting Services–0.60%
Novant Health Inc., Sr. Unsec. Gtd. Medium-Term Notes, 5.85%, 11/01/19	$3,750,000	$3,979,423

Restaurants–0.51%
Yum! Brands Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/37	2,920,000	3,334,080

Retail REIT’s–0.69%
WEA Finance LLC, Sr. Unsec. Notes, 6.75%, 09/02/19(b)	3,950,000	4,520,009

Semiconductors–0.10%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	600,000	670,500

Soft Drinks–0.26%
Coca Cola Enterprises Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,750,000	1,729,734

Specialized Finance–1.33%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	3,785,000	3,828,607

NASDAQ OMX Group Inc. (The), Sub. Notes, 5.55%, 01/15/20	2,775,000	2,793,638

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	2,110,000	2,136,000

		8,758,245

Specialized REIT’s–1.10%
Entertainment Properties Trust, Sr. Unsec. Gtd. Notes, 7.75%, 07/15/20(b)	4,200,000	4,484,062

HCP Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	750,000	757,615

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	2,065,000	2,032,734

		7,274,411

Specialty Chemicals–0.03%
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	165,000	175,313

Specialty Stores–0.01%
Michaels Stores Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	70,000	72,625

Steel–1.60%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	175,000	180,250

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.85%, 06/01/19	2,840,000	3,655,396

Sr. Unsec. Global Notes, 7.00%, 10/15/39	2,170,000	2,277,026

Class A, Sr. Unsec. Medium-Term Global Notes, 6.75%, 03/01/41	800,000	801,344

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	245,000	256,637

Vale Overseas Ltd. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 5.63%, 09/15/19	2,030,000	2,159,109

Vale Overseas Ltd., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/10/39	1,120,000	1,215,360

		10,545,122

Systems Software–0.23%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	430,000	446,125

Symantec Corp., Sr. Unsec. Notes, 4.20%, 09/15/20	1,165,000	1,102,374

		1,548,499

Technology Distributors–0.64%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	4,200,000	4,235,524

Textiles–0.15%
Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 7.63%, 05/15/20	945,000	982,800

Tobacco–0.46%
Altria Group Inc., Sr. Unsec. Gtd. Global Notes,
4.13%, 09/11/15	1,300,000	1,356,006

9.70%, 11/10/18	1,250,000	1,646,171

		3,002,177

Trading Companies & Distributors–0.03%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	140,000	146,650

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)	70,000	74,200

		220,850

Trucking–0.05%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	110,000	117,425

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)	40,000	40,900

Sr. Unsec. Gtd. Notes, 7.38%, 01/15/21(b)	125,000	130,937

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13(b)	70,000	68,950

		358,212

Wireless Telecommunication Services–1.49%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,135,000	1,185,225

Sr. Unsec. Notes, 4.50%, 01/15/18	1,585,000	1,572,135

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	410,000	395,650

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	4,035,000	4,075,350

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
7.88%, 09/01/18	70,000	73,544

6.63%, 11/15/20	225,000	219,094

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	920,000	1,021,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	$710,000	$719,762

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Notes, 11.75%, 07/15/17(b)	520,000	600,600

		9,862,560

Total Bonds & Notes (Cost $600,381,144)		637,484,728

Municipal Obligations–1.90%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Taxable Lease Build America & Recovery Zone Economic Development RB, 7.05%, 12/01/44	1,770,000	1,766,566

California (State of); Series 2009, GO, 5.95%, 04/01/16	800,000	860,504

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	1,890,000	1,905,120

Kentucky (State of) Asset/Liability Commission; Series 2010, Taxable General Funding RN, 3.17%, 04/01/18	2,990,000	2,943,954

New Jersey (State of) Transportation Trust Fund Authority; Series 2010 C, Taxable Build America RB, 5.75%, 12/15/28	3,425,000	3,340,574

New York City (City of) Transitional Finance Authority; Subseries 2011 B-1, Future Tax Secured Taxable Build America RB, 5.57%, 11/01/38	1,770,000	1,740,901

Total Municipal Obligations (Cost $12,771,898)		12,557,619

Asset-Backed Securities–1.71%
Bear Stearns Commercial Mortgage Securities–Series 2007-T26, Class A4, Variable Rate, 5.47%, 01/12/45(c)	2,575,000	2,775,840

Commercial Mortgage Pass Through Ctfs.–Series 2007-FL14, Class A1, Floating Rate Pass Through Ctfs., 0.36%, 06/15/22(c)	1,281,099	1,251,727

GS Mortgage Securities Corp. II–Series 2010-C1, Class C, Variable Rate Pass Through Ctfs., 5.64%, 12/31/49(c)	4,000,000	4,167,305

LB-UBS Commercial Mortgage Trust–Series 2006-C6, Class A4, 5.37%, 09/15/39	2,880,000	3,102,235

Total Asset-Backed Securities (Cost $9,894,581)		11,297,107

U.S. Treasury Securities–0.27%
U.S. Treasury Bills–0.27%
0.17%, 04/28/11(d)(e)	1,750,000	1,749,521

TOTAL INVESTMENTS–100.43% (Cost $624,797,144)		663,088,975

OTHER ASSETS LESS LIABILITIES–(0.43)%		(2,807,065)

NET ASSETS–100.00%		$660,281,910

Investment Abbreviations:

Ctfs.	– Certificates
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $147,674,058, which represented 22.37% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $624,797,144)	$663,088,975

Receivable for:
Investments sold	7,579,841

Variation margin	186,984

Fund shares sold	784,474

Dividends and interest	9,509,251

Fund expenses absorbed	17,161

Investment for trustee deferred compensation and retirement plans	2,090

Other assets	19,962

Total assets	681,188,738

Liabilities:
Payable for:
Investments purchased	9,457,945

Fund shares reacquired	1,748,346

Amount due custodian	8,668,043

Dividends	428,722

Accrued fees to affiliates	379,777

Accrued other operating expenses	218,332

Trustee deferred compensation and retirement plans	5,663

Total liabilities	20,906,828

Net assets applicable to shares outstanding	$660,281,910

Net assets consist of:
Shares of beneficial interest	$653,304,951

Undistributed net investment income (loss)	(1,093,411)

Undistributed net realized gain (loss)	(31,368,150)

Unrealized appreciation	39,438,520

$660,281,910

Net Assets:
Class A	$549,964,193

Class B	$65,022,174

Class C	$41,132,763

Class Y	$4,152,184

Institutional Class	$10,596

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	81,118,450

Class B	9,599,863

Class C	6,079,878

Class Y	611,369

Institutional Class	1,563

Class A:
Net asset value per share	$6.78

Maximum offering price per share (Net asset value of $6.78 divided by 95.25%)	$7.12

Class B:
Net asset value and offering price per share	$6.77

Class C:
Net asset value and offering price per share	$6.77

Class Y:
Net asset value and offering price per share	$6.79

Institutional Class:
Net asset value and offering price per share	$6.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Corporate Bond Fund

Statement of Operations

For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010

	February 28,	August 31,
	2011	2010

Investment income:
Dividends from affiliated money market funds	$2,146	$15,483

Interest	19,797,148	47,805,340

Other	—	1,440

Total investment income	19,799,294	47,822,263

Expenses:
Advisory fees	1,429,526	3,205,106

Administrative services fees	102,370	215,317

Custodian fees	13,233	63,881

Distribution fees:
Class A	711,361	1,550,499

Class B	175,757	446,502

Class C	152,525	421,564

Transfer agent fees — A, B, C and Y	634,384	1,272,538

Transfer agent fees — Institutional Class	101	5,046

Trustees’ and officers’ fees and benefits	15,780	46,172

Other	110,361	366,539

Total expenses	3,345,398	7,593,164

Less: Fees waived and/or expense reimbursed	(7,881)	(7,453)

Net expenses	3,337,517	7,585,711

Net investment income	16,461,777	40,236,552

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	24,789,218	39,026,406

Futures contracts	(9,365,486)	3,061,922

Swap agreements	—	(5,549,948)

	15,423,732	36,538,380

Change in net unrealized appreciation (depreciation) of:
Investment securities	(36,751,491)	33,046,507

Futures contracts	10,974,684	(7,426,017)

Swap agreements	—	328,275

	(25,776,807)	25,948,765

Net realized and unrealized gain (loss)	(10,353,075)	62,487,145

Net increase in net assets resulting from operations	$6,108,702	$102,723,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Corporate Bond Fund

Statement of Changes in Net Assets

For the period September 1, 2010 to February 28, 2011 and the years ended August 31, 2010 and 2009

	February 28,	August 31,	August 31,
	2011	2010	2009

Operations:
Net investment income	$16,461,777	$40,236,552	$37,755,909

Net realized gain (loss)	15,423,732	36,538,380	(29,046,792)

Change in net unrealized appreciation (depreciation)	(25,776,807)	25,948,765	55,334,591

Net increase in net assets resulting from operations	6,108,702	102,723,697	64,043,708

Distributions to shareholders from net investment income:
Class A	(13,554,889)	(32,828,055)	(33,046,744)

Class B	(1,539,396)	(3,582,829)	(3,775,830)

Class C	(951,975)	(2,026,267)	(1,753,431)

Class Y	(81,167)	(3,505,596)	(3,466,501)

Institutional Class	(774,265)	(561,805)	—

Total distributions from net investment income	(16,901,692)	(42,504,552)	(42,042,506)

Share transactions–net:
Class A	(45,885,586)	(65,329,329)	(6,119,020)

Class B	(8,668,653)	(6,458,420)	(3,427,177)

Class C	(5,088,332)	2,079,192	4,490,545

Class Y	2,221,231	(65,877,389)	(21,722,440)

Institutional Class	(62,756,652)	61,386,392	—

Net increase (decrease) in net assets resulting from share transactions	(120,177,992)	(74,199,554)	(26,778,092)

Net increase (decrease) in net assets	(130,970,982)	(13,980,409)	(4,776,890)

Net assets:
Beginning of year	791,252,892	805,233,301	810,010,191

End of year (includes undistributed net investment income (loss) of $(1,093,411), $(1,400,387) and $934,523, respectively)	$660,281,910	$791,252,892	$805,233,301

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Corporate Bond Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On February 28, 2011, the Fund’s fiscal year-end changed from August 31 to February 28.
  The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains

20        Invesco Van Kampen Corporate Bond Fund

distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

21        Invesco Van Kampen Corporate Bond Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs

22        Invesco Van Kampen Corporate Bond Fund

(such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
L.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $750 million	0.35%

Over $1.25 billion	0.22%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $2,427,052 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.95%, 1.70%, 1.70%, 0.70% and 0.70%, respectively, of average daily net assets. In

23        Invesco Van Kampen Corporate Bond Fund

determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period September 1, 2010 through February 28, 2011 and the year ended August 31, 2010, the Adviser waived advisory fees of $7,043 and $7,453.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $50,232 during the year ended August 31, 2010 to VKII. For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period June 1, 2010 to August 31, 2010, IIS was paid $302,856 for providing such services. Prior to the Reorganization, the Acquired Fund paid $375,637 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,837,667 to VKFI.
  For the period September 1, 2010 to February 28, 2011 and the year end August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period September 1, 2010 to February 28, 2011, IDI advised the Fund that IDI retained $43,119 in front-end sales commissions from the sale of Class A shares and $4,178, $48,908 and $3,963 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $25,765 in front-end sales commissions from the sale of Class A shares and $73, $29,249 and $531 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $195,324 in front-end sales commissions from the sale of Class A shares and $104,017, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24        Invesco Van Kampen Corporate Bond Fund

  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

U.S. Treasury Securities	$—	$1,749,521	$—	$1,749,521

Corporate Debt Securities	—	637,484,728	—	637,484,728

Asset-Backed Securities	—	11,297,107	—	11,297,107

Municipal Obligations	—	12,557,619	—	12,557,619

Futures*	1,146,689	—	—	1,146,689

Total Investments	$1,146,689	$663,088,975	$—	$664,235,664

*	Unrealized appreciation (depreciation)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the notional value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Unrealized
	Appreciation
	(Depreciation)
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk/Futures contracts(a)	$1,284,346	$(137,657)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the period ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location
of Gain (Loss)
on Statement
of Operations
Futures Contracts*

Realized Gain (Loss)
Interest rate risk	$(9,365,486)

Change in Unrealized Appreciation
Interest rate risk	10,974,684

Total	$1,609,198

*	The average notional value of futures contracts outstanding during the period was $403,204,964.

25        Invesco Van Kampen Corporate Bond Fund

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures	Swap
	Contracts*	Agreements*

Realized Gain (Loss)
Credit risk	$-0-	$(427,008)

Interest rate risk	3,061,922	(5,122,940)

Change in Unrealized Appreciation (Depreciation)
Credit risk	-0-	328,275

Interest rate risk	(7,426,017)	-0-

Total	$(4,364,095)	$(5,221,673)

*	The average notional value of futures contracts and swap agreements outstanding during the period were $460,264,718 and $48,786, respectively.

Open Futures Contracts as of February 28, 2011
				Unrealized
	Number of	Month/	Notional	Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 5 Year Notes	1,364	June 2011/Long	$159,502,750	$505,711

U.S. Ultra Bonds	185	June 2011/Long	22,864,844	778,635

U.S. Treasury 10 Year Notes	1,379	June 2011/Short	164,165,641	(111,027)

U.S. Long Bonds	125	June 2011/Short	15,042,969	(26,630)

Total				$1,146,689

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period September 1, 2010 to February 28, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $838.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010, the Fund paid legal fees of $1,445 and $0, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $11,174 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

26        Invesco Van Kampen Corporate Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period September 1, 2010 to February 28, 2011 and the Years Ended August 31, 2010 and 2009:

	February 28,	August 31,	August 31,
	2011	2010	2009

Ordinary income	$16,901,692	$42,504,552	$41,899,093

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$182,737

Net unrealized appreciation — investments	36,938,737

Temporary book/tax differences	(5,414)

Capital loss carryforward	(30,139,101)

Shares of beneficial interest	653,304,951

Total net assets	$660,281,910

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond amortization and accretion.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $25,809,923 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$30,139,101

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 28, 2011 was $352,614,343 and $450,056,174, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$39,107,426

Aggregate unrealized (depreciation) of investment securities	(2,168,689)

Net unrealized appreciation of investment securities	$36,938,737

Cost of investments for tax purposes is $626,150,238.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment on sale of bonds with market discount, on February 28, 2011, undistributed net investment income (loss) was increased by $746,891, accumulated net realized gain (loss) was decreased by $588,504 and shares of beneficial interest decreased by $158,387. This reclassification had no effect on the net assets of the Fund.

27        Invesco Van Kampen Corporate Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Period ended				Year ended				Year ended
	February 28, 2011(a)				August 31, 2010				August 31, 2009
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	5,810,544	(b)	$39,496,493	(b)	18,989,716	(c)	$124,896,113	(c)	27,238,212	$155,515,023

Class B	655,918		4,480,078		3,223,490		21,151,975		4,214,113	24,007,757

Class C	431,563		2,928,396		1,905,678		12,476,924		3,157,688	18,036,532

Class Y	406,559		2,803,652		3,314,486		21,587,240		5,898,774	33,647,623

Institutional Class	230,188		1,569,899		9,301,673		61,798,245		—	—

Issued as reinvestment of dividends:
Class A	1,640,780		11,168,136		4,673,329		30,845,225		5,450,643	31,209,055

Class B	193,212		1,313,271		504,798		3,323,757		615,058	3,514,107

Class C	106,895		726,404		269,368		1,774,234		261,766	1,499,263

Class Y	7,699		52,375		33,741		215,993		149,767	825,050

Institutional Class	77,001		530,533		82,380		561,805		—	—

Reacquired:
Class A	(14,231,597)		(96,550,215)		(33,600,981)		(221,070,667)		(33,809,369)	(192,843,098)

Class B	(2,133,549	)(b)	(14,462,002	)(b)	(4,710,641	)(c)	(30,934,152	)(c)	(5,452,636)	(30,949,041)

Class C	(1,297,180)		(8,743,132)		(1,853,540)		(12,171,966)		(2,667,841)	(15,045,250)

Class Y	(93,955)		(634,796)		(13,218,271)		(87,680,622)		(10,349,608)	(56,195,113)

Institutional Class	(9,546,632)		(64,857,084)		(143,047)		(973,658)		—	—

Net increase (decrease) in share activity	(17,742,554)		$(120,177,992)		(11,227,821)		$(74,199,554)		(5,293,433)	$(26,778,092)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 706,557 Class B shares into 705,536 Class A shares at a value of $4,792,810.
(c)	Includes automatic conversion of 805,812 Class B shares into 804,110 Class A shares at a value of $5,326,310.

28        Invesco Van Kampen Corporate Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses)							to average		to average net		Ratio of net
	Net asset		on securities		Dividends					net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000’s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Period ended 02/28/11	$6.87	$0.16	$(0.09)	$0.07	$(0.16)	$6.78	1.03	%(c)	$549,964	0.90	%(d)	0.90	%(d)	4.62	%(d)	49%
Year ended 08/31/10	6.37	0.33	0.52	0.85	(0.35)	6.87	13.65	(c)	604,148	0.88		0.88		4.98		74
Year ended 08/31/09	6.15	0.31	0.25	0.56	(0.34)	6.37	9.94	(e)	623,660	0.95		0.95		5.38		78
Year ended 08/31/08	6.47	0.31	(0.31)	—	(0.32)	6.15	(0.16	)(e)	608,885	0.89		0.89		4.78		73
Year ended 08/31/07	6.53	0.29	(0.04)	0.25	(0.31)	6.47	3.93	(e)	670,795	0.91		0.91		4.48		119
Year ended 08/31/06	6.78	0.28	(0.22)	0.06	(0.31)	6.53	0.93	(e)	591,179	0.96		0.96		4.33		45

Class B
Period ended 02/28/11	6.86	0.15	(0.09)	0.06	(0.15)	6.77	0.85	(c)(f)	65,022	1.15	(d)(f)	1.15	(d)(f)	4.37	(d)(f)	49
Year ended 08/31/10	6.35	0.30	0.52	0.82	(0.31)	6.86	13.22	(c)(f)	74,702	1.22	(f)	1.22	(f)	4.63	(f)	74
Year ended 08/31/09	6.14	0.28	0.25	0.53	(0.32)	6.35	9.36	(g)(h)	75,378	1.42	(h)	1.42	(h)	4.90	(h)	78
Year ended 08/31/08	6.45	0.26	(0.30)	(0.04)	(0.27)	6.14	(0.76	)(g)	76,664	1.65		1.65		4.03		73
Year ended 08/31/07	6.52	0.24	(0.05)	0.19	(0.26)	6.45	3.00	(g)	87,322	1.67		1.67		3.72		119
Year ended 08/31/06	6.76	0.23	(0.21)	0.02	(0.26)	6.52	0.30	(g)	100,227	1.72		1.72		3.57		45

Class C
Period ended 02/28/11	6.86	0.14	(0.09)	0.05	(0.14)	6.77	0.80	(c)(f)	41,133	1.34	(d)(f)	1.34	(d)(f)	4.18	(d)(f)	49
Year ended 08/31/10	6.36	0.28	0.52	0.80	(0.30)	6.86	12.85	(c)(f)	46,904	1.58	(f)	1.58	(f)	4.27	(f)	74
Year ended 08/31/09	6.14	0.26	0.26	0.52	(0.30)	6.36	9.19	(i)(h)	41,446	1.70	(h)	1.70	(h)	4.61	(h)	78
Year ended 08/31/08	6.46	0.26	(0.31)	(0.05)	(0.27)	6.14	(0.88	)(i)(h)	35,415	1.60	(h)	1.60	(h)	4.06	(h)	73
Year ended 08/31/07	6.52	0.25	(0.04)	0.21	(0.27)	6.46	3.20	(i)(h)	31,014	1.63	(h)	1.63	(h)	3.76	(h)	119
Year ended 08/31/06	6.76	0.23	(0.21)	0.02	(0.26)	6.52	0.16	(i)(h)	28,568	1.71	(h)	1.71	(h)	3.58	(h)	45

Class Y(k)
Period ended 02/28/11	6.88	0.16	(0.08)	0.08	(0.17)	6.79	1.15	(c)	4,152	0.65	(d)	0.65	(d)	4.87	(d)	49
Year ended 08/31/10	6.37	0.36	0.51	0.87	(0.36)	6.88	14.09	(c)	2,004	0.63		0.63		5.41		74
Year ended 08/31/09	6.16	0.32	0.25	0.57	(0.36)	6.37	10.06	(j)	64,750	0.70		0.70		5.61		78
Year ended 08/31/08	6.48	0.32	(0.31)	0.01	(0.33)	6.16	0.10	(j)	89,046	0.65		0.65		4.95		73
Year ended 08/31/07	6.54	0.31	(0.04)	0.27	(0.33)	6.48	4.19	(j)	43,312	0.66		0.66		4.73		119
Year ended 08/31/06	6.78	0.29	(0.21)	0.08	(0.32)	6.54	1.33	(j)	38,837	0.72		0.72		4.59		45

Institutional Class
Period ended 02/28/11	6.87	0.17	(0.09)	0.08	(0.17)	6.78	1.21	(c)	11	0.47	(d)	0.47	(d)	5.05	(d)	49
Period ended 08/31/10	6.54	0.07	0.35	0.42	(0.09)	6.87	6.47	(c)	63,495	0.52		0.52		4.30		74

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $575,331, $70,492, $44,555, $3,362 and $29,901 for Class A, Class B, Class C, Class Y and Institutional Class, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.50% for Class B shares and 0.69% for Class C shares for the period ended February 28, 2011 and 0.59% for Class B shares and 0.95% for Class C shares for the year ended August 31, 2010.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(k)	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Income Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

29        Invesco Van Kampen Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Corporate Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

30        Invesco Van Kampen Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2010 through February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/10)	(02/28/11)[1]	Period[2]	(02/28/11)	Period[2]	Ratio
A	$1,000.00	$1,010.30	$4.49	$1,020.33	$4.51	0.90%

B	1,000.00	1,008.50	5.73	1,019.09	5.76	1.15

C	1,000.00	1,008.00	6.67	1,018.15	6.71	1.34

Y	1,000.00	1,011.50	3.24	1,021.57	3.26	0.65

Institutional	1,000.00	1,012.10	2.34	1,022.46	2.36	0.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 through February 28, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31        Invesco Van Kampen Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended February 28, 2011:

Federal and State Income Tax

U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CBD-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end		Provided for fiscal
	Services Rendered	2011 Pursuant to	Fees Billed for	year end 2010
	to the Registrant	Waiver of Pre-	Services Rendered	Pursuant to Waiver
	for fiscal year end	Approval	to the Registrant for	of Pre-Approval
	2011	Requirement(1)	fiscal year end 2010	Requirement(1)
Audit Fees	$387,695	N/A	$296,222	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$68,200	0%	$66,684	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$455,895	0%	$362,906	0%
PWC billed the Registrant aggregate non-audit fees of $68,200 for the fiscal year ended 2011, and $66,684 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2011 That	Provided for fiscal	year end 2010 That	Provided for fiscal
	Were Required	year end 2011	Were Required	year end 2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: May 9, 2011

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: May 9, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.